UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-3734

 NAME OF REGISTRANT:                     EUROPACIFIC GROWTH FUND



 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 333 South Hope Street
                                         Los Angeles, CA 90071

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Vincent P. Corti
                                         333 South Hope Street
                                         Los Angeles, CA 90071

 REGISTRANT'S TELEPHONE NUMBER:          213-486-9200

 DATE OF FISCAL YEAR END:                03/31

 DATE OF REPORTING PERIOD:               07/01/2004 - 06/30/2005


EUPAC
--------------------------------------------------------------------------------------------------------------------------
 ABITIBI-CONSOLIDATED INC                                                                    Agenda Number:  700697949
--------------------------------------------------------------------------------------------------------------------------
        Security:  003924107
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  CA0039241074
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the consolidated financial statements             Non-Voting    No vote
       of the Company and its subsidiaries for the
       YE 31 DEC 2004 and the Auditors  report thereon

1.     Elect Messrs. Hans P. Black, Jacques Bougie,              Mgmt          For                            *
       Marlene Davidge, William E. Davis, Richard
       Drouin, Lise Lachapelle, Gary J. Lukassen,
       John A. Tory, David A. Ward and John W. Weaver
       as the Directors for ensuing year

2.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            *
       of the Company until the conclusion of next
       AGM and authorize the Directors to fix their
       remuneration

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700579432
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  EGM
    Meeting Date:  25-Aug-2004
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 18 AUG 2004. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Approve the compliance with Dutch Corporate               Mgmt          For                            *
       Governance Code: issue of financing preference
       shares; conditional cancellation of the financing
       preference shares; and the amendment of the
       Articles of Association

2.     Amend the authorization granted to the Board              Mgmt          Against                        *
       of Management: A) to issue ordinary shares
       and convertible preference shares or to grant
       rights to take up such classes of shares; and
       B) to limit or exclude the pre-emptive rights

3.     Approve the cancellation of the listing of the            Mgmt          For                            *
       ABN Amro Holding N.V. Securities from the Singapore
       Exchange




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700677997
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 21 APR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Approve the report of FY 2004                             Mgmt          For                            *

2.a    Approve the 2004 financial statements                     Mgmt          For                            *

2.b    Approve the policy on dividends and additions             Mgmt          For                            *
       to reserves and adopt the 2004 dividend

2.c    Gant discharge from liability to Management               Mgmt          For                            *
       Board for their Management conducted over
       2004

2.d    Grant discharge from liability to Supervisory             Mgmt          For                            *
       Board for their Supervision exercised over
       2004

3.     Approve the Managing Board Compensation Policy            Mgmt          For                            *

4.a    Appoint Mr. Robert F. Van Den Bergh to the Supervisory    Mgmt          For                            *
       Board

4.b    Appoint Mr. Anthony Ruys to the Supervisory               Mgmt          For                            *
       Board

5.a    Approve the Corporate Governance                          Mgmt          For                            *

5.b    Amend the Articles of Association in connection           Mgmt          For                            *
       with the implementation of the structure Act
       and the Dutch Corporate Governance Code

6.     Authorize the Managing Board to have the Company          Mgmt          For                            *
       acquire for a consideration shares in its own
       capital

7.a    Authorize the Managing Board to issue ordinary            Mgmt          For                            *
       shares, convertible preference shares and preference
       financing shares or to grant rights to take
       up such classes of shares

7.b    Authorize the Managing Board to restrict or               Mgmt          Against                        *
       exclude the pre-emptive rights granted to shareholders
       by law or Articles of Association

8.     Any other business                                        Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 ACCOR SA, COURCOURONNES                                                                     Agenda Number:  700671109
--------------------------------------------------------------------------------------------------------------------------
        Security:  F00189120
    Meeting Type:  OGM
    Meeting Date:  03-May-2005
          Ticker:
            ISIN:  FR0000120404
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Receive the report of the Executive Committee,            Mgmt          For                            *
       the Supervisory Board s comments and the general
       report of the Statutory Auditors, approve the
       financial statements and the balance sheet
       for the year closed on 31 DEC 2004

O.2    Receive the reports of the Executive Committee,           Mgmt          For                            *
       the Statutory Auditors and the Supervisory
       Board s comments, approve the 2004 consolidated
       accounts

O.3    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L.225-86 of
       the French Commercial Code, approve the said
       report and the agreements referred to therein

O.4    Approve that an amount of EUR 68,855,816.00               Mgmt          For                            *
       charged to the special reserve on long-term
       capital gains account will be transferred to
       the ordinary reserves account, to withdraw
       from the ordinary reserves the amount of the
       2.5% tax, calculated upon the special reserves
       on long-term capital gains, i.e. EUR 1,708,895.40
       to which are added EUR 330,982.10  corresponding
       to the 2.5% tax calculated upon the reserve
       legal quota formed by long-term capital gains
       , the total amount of this tax is of EUR 2,039,877.50;
       to allocate the profits for the 2004 FY: EUR
       221,466,906.96, to which are added the prior
       retained earnings: EUR 520,025,161.72, the
       non-paid dividend of the previous year: EUR
       1,605,167.55, the provisions for surplus withholding:
       EUR 3,971,240.80, distributable profits: EUR
       747,068,477.03, i.e. an amount of EUR 747,068,477.03
       which will be allotted as hereunder: to the
       legal reserve: EUR 396,413.38, to the global
       dividend: EUR 268,723,661.70, to the carry
       forward account: EUR 477,948,401.95; the shareholders
       will receive a net dividend of EUR 1.30 per
       share, eligible for the 50% allowance, it will
       be paid on 17 MAY 2005

O.5    Approve to renew the term of office of Mr. Renaud         Mgmt          For                            *
       d  Elissagaray as Member of the Supervisory
       Board for a period, if the Resolution Number
       25 is adopted, of 4 years

O.6    Approve to renew the term of office of Mr. Franck         Mgmt          For                            *
       Riboud as a Member of the Supervisory Board
       for a period, if the Resolution Number 25 is
       adopted, of 4 years

O.7    Appoint Mr. Paul Dubrule as a Member of the               Mgmt          For                            *
       Supervisory Board for a period, if the Resolution
       Number 25 is adopted, of 4 years

O.8    Appoint Mr. Thomas J. Barrack as a Member of              Mgmt          For                            *
       the Supervisory Board for a period of 4 years,
       if the Resolution Number 25 is adopted and
       under the suspensive condition of the achievement
       of the transactions aimed by the Resolutions
       Number 13 and 14

O.9    Appoint Mr. Sebastien Bazin as a Member of the            Mgmt          For                            *
       Supervisory Board for a period of 4 years,
       if the Resolution Number 25 is adopted and
       under the suspensive condition of the achievement
       of the transactions aimed by the Resolutions
       Number13 and 14

O.10   Appoint Mr. Dominique Marcel as a Member of               Mgmt          For                            *
       the Supervisory Board for a period, if the
       Resolution Number 25 is adopted, of 4 years

O.11   Approve to award total annual fees of EUR 305,000.00      Mgmt          For                            *
       to the Members of the Supervisory Board

O.12   Authorize the Executive Committee to trade in             Mgmt          Against                        *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 50.00, minimum sale price: EUR 30.00,
       maximum number of shares that may be acquired:
       19,000,000 shares  maximum number of shares
       which could be issued according the present
       resolution and corresponding to a maximum amount
       of EUR 950,000,000.00 ;  Authority expires
       at the end of 18 months , it cancels and replaces
       the authorization set forth in Resolution Number
       7 and given by the CGM of 04 MAY 2004; authorize
       the Executive Committee to take all necessary
       measures and accomplish all necessary formalities

O.13   Approve, to proceed in one transaction , with             Mgmt          For                            *
       the issue of 116,279 bonds  the convertible
       bonds  of a nominal amount of EUR 4,300.00
       i.e. a total amount of EUR: 499,999,700.00
       with a ratio of exchange of 100 new shares
       of the Company  with a nominal value of EUR
       3.00  for each one of the convertible bond
       and, this if the Resolution Number 14 is adopted;
       the convertible bonds will have to be subscribed
       and to be fully paid-up in cash at the latest
       on 31 MAY 2005; authorize the increase of the
       share capital by a maximum nominal amount of
       EUR 34,883,700.00 and the issue of the shares
       resulting from the conversion of the convertible
       bonds, this amount corresponding to the issue
       of a maximum of 11,267,900 new shares, this
       increase shall not count against the overall
       value set forth in Resolution Number 17 and
       Number 22; this capital increase is realized
       with waiver of shareholders  pre-emptive rights
       in favor of Collife S.A.R.L

O.14   Approve to proceed with the issue of 128,205              Mgmt          For                            *
       bonds  the redeemable bonds  of a nominal amount
       of EUR 3,900.00  i.e. a total amount of EUR
       499,999,500.00  with a ratio of exchange of
       100 new shares of the Company  with a nominal
       value of EUR 3.00 , for each one of the redeemable
       bond; the redeemable bonds will have to be
       subscribed and to be fully paid-up in cash
       at the latest on 31 MAY 2006; authorize the
       increase of share capital by a maximum nominal
       amount of EUR 38,461,500.00 and the issue of
       the shares resulting from the redemption of
       redeemable bonds, this amounts corresponds
       to the issue of a maximum of 12,820,500 new
       shares, this increase shall not count against
       the overall value set forth in Resolution Number
       17 and Number 22; this increase is realized
       with the waiver of shareholders  pre-emptive
       rights in favor of Collife S.A.R.L

O.15   Authorize the Executive Committee to reduce               Mgmt          For                            *
       the share capital by cancelling the shares
       held by the Company in connection with a Stock
       Repurchase Plan  authorization given in Resolution
       Number 12  and, or any other authorization
       of the same kind, in 24 months not exceeding
       10% of the capital;  Authority expires at the
       end of 18 months ; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities; it cancels
       and replaces the delegation set forth in Resolution
       Number 8 and given by the CGM of 04 MAY 2004

O.16   Authorize the Executive Committee, to increase            Mgmt          Against                        *
       in one or more transactions, in France or abroad,
       the share capital by a maximum nominal amount
       of EUR 100,000,000.00, with waiver of shareholders
       pre-emptive rights, by way of issuing shares
       and securities giving access to the Company
       s shares or of a Company from which it owns
       more than half of the capital or giving right
       to the allotment of equity securities; not
       exceeding a nominal value of EUR 1,000,000,000.00;
       Authority expires at the end 26 of months
       ; it cancels and replaces the delegation set
       forth in Resolution Number 10 and given by
       the CGM of 04 MAY 2004; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

O.17   Authorize the Executive Committee, to increase            Mgmt          For                            *
       in one or more transactions, in France or abroad,
       the share capital by a maximum nominal amount
       of EUR 200,000,000.00, with shareholders  preferential
       subscription rights maintained, by way of issuing
       shares and securities giving access to the
       Company s shares or of a Company from which
       it owned more than half of the capital or giving
       right to the allotment of equity securities;
       not exceeding a nominal value of EUR 2,000,000,000.00;
       Authority expires at the end 26 of months
       ; it cancels, effective immediately, the delegation
       set forth in Resolution Number 9 and given
       by the CGM of 04 MAY 2004; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

O.18   Authorize the Executive Committee to increase             Mgmt          Abstain                        *
       the share capital, within the limit of 10%
       of the capital, in consideration for the contributions
       in kind granted to the Company and comprised
       of equity securities giving access to the share
       capital;  Authority expires at the end 26 of
       months ; authorize the Executive Committee
       to take all necessary measures and accomplish
       all necessary formalities

O.19   Authorize the Executive Committee to increase,            Mgmt          Against                        *
       within the limit of the global ceiling set
       by the Resolution Number 23, the number of
       securities to be issued in the event of a capital
       increase, within the limit of 15% of the initial
       issue foreseen by the laws and regulations
       in force;  Authority expires at the end 26
       of months

e.20   Authorize the Executive Committee to increase             Mgmt          For                            *
       the share capital, in one or more transactions
       and at its sole discretion, by a maximum nominal
       amount of EUR 200,000,000.00, by way of capitalizing
       retained earnings, income, premiums or others,
       or by a capital increase to be released in
       cash according the Resolutions Numbers 16 and
       17 to be carried out through the issue of bonus
       shares or the raise of the par value of the
       existing shares, or by utilizing all or some
       of these methods;  Authority expires at the
       end 26 of months ; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

O.21   Approve, as a consequence of the adoption of              Mgmt          Against                        *
       the Resolutions Numbers 16, 17, 18, 19 and
       20, to set to EUR 300,000,000.00 the nominal
       maximum amount of the capital increases which
       can be issued according to the authorizations
       granted by the Resolutions here-above mentioned

O.22   Authorize the Executive Committee, to increase            Mgmt          For                            *
       in one or more transactions, at its sole discretion,
       in favor of the Company s employees who are
       Members of the Company Savings Plan, by way
       of issuing shares and, or any other securities
       giving access to the capital, by allotting
       fully paid-up shares or other securities giving
       access to the capital within the limits foreseen
       by Article L.443-5 of the French Labour Code;
       Authority expires at the end 26 of months
       ; for an amount not exceeding 2% of the share
       capital; it cancels and replaces the delegation
       set forth in Resolution Number 13 and given
       by the CGM of 04 MAY 2004; authorize the Executive
       Committee to take all necessary measures and
       accomplish all necessary formalities

O.23   Authorize the Executive Committee to proceed              Mgmt          Against                        *
       with allocations free or charge of Company
       s existing ordinary shares or to be issued,
       in favor of the employees of Officers representing
       not more that 8% of the share capital;  Authority
       expires at the end 14 of months ; authorize
       the Executive Directors to take all necessary
       measures and accomplish all necessary formalities

O.24   Approve to bring the various Articles of Association      Mgmt          For                            *
       Numbers 1, 9,12 and 15 into conformity with
       the current legal and regulatory requirements,
       with particular reference to the French Order
       Number 2004-604 of 24 JUN 2004 ratified by
       the French law referring to right simplification

O.25   Amend the Articles of Association Number 16               Mgmt          For                            *
       term of office or a Member of the Supervisory
       Board: 4 years instead of 6 years

o.26   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       general meeting proxy services

       PLEASE NOTE THAT THE MEETING HELD ON 25 APR               Non-Voting    No vote
       2005 HAS BEEN POSTPONED AND THAT THE SECOND
       CONVOCATION WILL BE HELD ON 03 MAY 2005. PLEASE
       ALSO NOTE THE NEW CUTOFF DATE. IF YOU HAVE
       ALREADY SENT YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED SEMICONDUCTOR ENGINEERING INC                                                      Agenda Number:  700765083
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y00153109
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2005
          Ticker:
            ISIN:  TW0002311008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 229135 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

1.1    Approve the report of business operating results          Mgmt          For                            *
       for 2004

1.2    Approve to rectify the financial statements               Mgmt          For                            *
       of 2004 by the Company Supervisors

1.3    Approve the status report of endorsements, guarantees     Mgmt          For                            *
       and lenging the Company excess capital to the
       third party

1.4    Approve the report on the status of investments           Mgmt          For                            *
       in Mainland China

1.5    Approve the report on the status of the Merger            Mgmt          For                            *
       of ASE Inc. with ASE Chung-Li Inc. and ASE
       Material Inc.

2.1    Approve the financial statements of FY 2004               Mgmt          For                            *

2.2    Approve the distribution of profits of FY 2004;           Mgmt          For                            *
       cash dividend: TWD 0.1 per share

3.1    Approve to issue new shares from the distribution         Mgmt          For                            *
       of profits, employees bonus and capital reserves;
       stock dividend FM R/E: 70/1000; stock dividend:
       30/1000

3.2    Amend the Articles of Incorporation                       Mgmt          Abstain                        *

3.3    Authorize the Board to increase the capital               Mgmt          Abstain                        *
       for GDR, issuing rights shares of overseas
       CB

3.4    Authorize the Board to increase capital for               Mgmt          Abstain                        *
       GDR, issuing rights shares of overseas CB through
       private placement

3.5    Approve the investment in Mainland China                  Mgmt          For                            *

4.     Elect Mr. Cheng, Tien-Cheng / ID Number: A103026490       Mgmt          For                            *
       as a Director of the Company

5.     Other proposals and extraordinary motions                 Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 AEON CO LTD                                                                                 Agenda Number:  700703982
--------------------------------------------------------------------------------------------------------------------------
        Security:  J00288100
    Meeting Type:  AGM
    Meeting Date:  19-May-2005
          Ticker:
            ISIN:  JP3388200002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Toshiji Tokiwa as a Director                    Mgmt          For                            *

1.2    Elect Mr. Motoya Okada as a Director                      Mgmt          For                            *

1.3    Elect Mr. Yutaka Furutani as a Director                   Mgmt          For                            *

1.4    Elect Mr. Yoshiki Mori as a Director                      Mgmt          For                            *

1.5    Elect Mr. Yoshiharu Fukuhara as a Director                Mgmt          For                            *

1.6    Elect Mr. Minoru Makihara as a Director                   Mgmt          For                            *

1.7    Elect Mr. Genzo Yamazaki as a Director                    Mgmt          For                            *

1.8    Elect Mr. Masami Ishizaka as a Director                   Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 AGFA-GEVAERT NV, MORTSEL                                                                    Agenda Number:  700673280
--------------------------------------------------------------------------------------------------------------------------
        Security:  B0302M104
    Meeting Type:  OGM
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  BE0003755692
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET.  ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THIS IS AN AGM. THANK YOU.                    Non-Voting    No vote

1.     Receive the annual report of the Board of Directors       Non-Voting    No vote
       and report of the Statutory Auditor

2.     Approve the financial statements of the FYE               Mgmt          For                            *
       on 31 DEC 2004, as prepared by the Board of
       Directors

3.     Approve to allocate the profit of the past FY             Mgmt          For                            *
       as follows: - compensation of capital : EUR
       75,632,808, or 60 eurocents gross per share
       coupon no. 5 , payable as of 27 APR 2005;
       - transfers of 599,838.35 Euro to other reserves

4.     Receive the Consolidated accounts of the FYE              Non-Voting    No vote
       on 31 DEC 2004 and consolidated reports of
       the Board of Directors and the Statutory Auditor

5.     Grant discharge the Directors and the Statutory           Mgmt          Abstain                        *
       Auditor from all liability deriving from the
       performance of their mandates during the past
       FY

6.1    Appoint Mr. Chaffart as a Director                        Mgmt          For                            *

6.2    Appoint Mr. Olivie as a Director                          Mgmt          For                            *

6.3    Appoint Mr. Oosterlinck as a Director                     Mgmt          For                            *

6.4    Appoint Mr. Van Miert as a Director                       Mgmt          For                            *

6.5    Appoint Mr. Verhoeven as a Director                       Mgmt          For                            *

7.     Approve the remuneration of the Directors                 Non-Voting    No vote

8.     Approve the statement on the Belgian Code on              Non-Voting    No vote
       Corporate Governance compliance

9.     Miscellaneous                                             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 AGFA-GEVAERT NV, MORTSEL                                                                    Agenda Number:  700672973
--------------------------------------------------------------------------------------------------------------------------
        Security:  B0302M104
    Meeting Type:  EGM
    Meeting Date:  24-May-2005
          Ticker:
            ISIN:  BE0003755692
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Approve to renew the authorization to acquire             Mgmt          For                            *
       own shares set forth in the second Paragraph
       of Article 14 of the Bylaws and consequently
       to replace the date of  May twenty-five two
       thousand and four  in the second paragraph
       of Article 14 of the Bylaws by  April twenty-six
       two thousand and five ; furthermore, the Board
       of Directors is empowered in accordance with
       the conditions set by the Law to acquire by
       purchase or exchange or to alienate shares
       of the Company for its account to prevent the
       Company from suffering any serious and imminent
       harm; this power is granted for a period of
       three years following the publication of the
       amendment to the Articles of Association decided
       by the general meeting of 25 MAY 2004; it may
       be extended in accordance with the relevant
       legal provisions

2.     Approve to reduce the maximum term of appointment         Mgmt          For                            *
       for Directors from 6 years to 3 years by modifying
       the first paragraph of Article 15 of the Bylaws
       as follows:  the Company is governed by a Board
       of Directors composed of at least six Members,
       shareholders or otherwise, appointed for a
       term of three years at the most, at least three
       Members of the Board of Directors are Independent
       Directors

3.     Approve that the maximum age acceptable to be             Mgmt          For                            *
       applicable for appointment as Director is to
       be set at 70 years of age by insertion of the
       following paragraph between the current first
       and second Paragraphs of Article 15 of the
       Bylaws:  the maximum age acceptable to be applicable
       for appointment as Director of the Company
       is 70 years; this age limit must not have been
       reached at the time when the decision regarding
       the appointment is to be made

4.     Approve to add a sixth Paragraph to Article               Mgmt          For                            *
       15 of the Bylaws, as follows:  the Board of
       Directors shall draw up internal rules including
       a description of the issues that are in particular
       subject to a decision by the Board of Directors,
       as well as of the organization and decision-making
       process of the Board of Directors

5.     Approve to replace the word  within  by  at               Mgmt          For                            *
       the most  and the words  telegram, telex or
       telefax  by  telefax or e-mail  in Article
       16, second paragraph and to delete the third
       sentence; after replacement the text of the
       second Paragraph of Article 16 will read as
       follows:  the Board of Directors meets following
       a convocation by the Chairman, or in his absence,
       by the Deputy Chairman, whenever the interests
       of the Company so require, and also at the
       most fourteen days following a request for
       a meeting by two Directors; the convocation
       is duly made by letter, air mail, telefax or
       e-mail, the convocations mention the day, time,
       place and agenda

6.     Approve to replace the words  telegram, telex             Mgmt          For                            *
       or telefax  by  telefax or e-mail  in Article
       17, 3; after replacement the text of the first
       sentence of Article 17, 3 will read as follows:
       each Director may, either in writing, or by
       telefax or e-mail, grant power of attorney
       to another Member of the Board to represent
       him at a specific meeting

7.     Approve to add a fourth Paragraph to Article              Mgmt          For                            *
       17 of the Bylaws, to read as follows:  the
       Board Members can deliberate and take all decisions
       by conference call or video conference; if
       this is the case, all telecopies and/or other
       written documents confirming or expressing
       the voting, will be taken as a basis for the
       minutes, which will be approved at the next
       board meeting;  the current Paragraph 4 of
       Article 17 will be numbered as Paragraph 5

8.     Approve to modify the second Paragraph of Article         Mgmt          For                            *
       19 of the Bylaws as follows:  the Board of
       Directors can, at its discretion and at its
       responsibility, set up one or more Advisory
       Committees such as among others an appointment
       and Remuneration Committee and an Audit Committee;
       the Board of Directors will draw up internal
       rules that include a description of issues
       that are in particular subject to advice from
       the various committees, as well as of the organization
       and decision-making processes of these Committees

9.     Approve to delete the last sentence of the first          Mgmt          For                            *
       Paragraph of Article 20 of the Bylaws; after
       deletion the text of the first Paragraph of
       Article 20 reads as follows:  at every appointment
       the general meeting must explicitly decide
       whether the mandate of the Director is to be
       remunerated or not

10.    Approve to modify the last Paragraph of Article           Mgmt          For                            *
       21 of the Bylaws as follows:  the Board of
       Management consists of at least two persons,
       Directors or otherwise; the Board of Directors
       will draw up internal rules that include a
       description of the conditions applicable to
       appointment of the Members of the Board of
       Management, their resignation, their remuneration,
       the term of their assignment and the description
       of the issues that in particular fall under
       the competence of the Board of Management,
       as well as the decision-making process of this
       Board

11.    Approve to replace the first Paragraph of Article         Mgmt          For                            *
       26 by the following text:  the Company is validly
       represented, at law or otherwise, including
       for those deeds for which the mediation of
       a Civil Officer is required, either by two
       Directors acting jointly, or in the context
       of one of the competences delegated to the
       Board of Management, by two Members of the
       Board of Management, of which at least one
       is an Executive Director

12.    Approve to delete the words  and no more than             Mgmt          For                            *
       six working days  in Article 28, 2 of the Bylaws,
       upon deletion, the text of the first sentence
       of Article 28, 2 will read as follows:  to
       be admitted to the general meeting, each holder
       of bearer shares must deposit his shares at
       the registered offices of the Company or at
       the institutions which are mentioned in the
       convocations at least three working days before
       the date of the meeting, and this against acknowledgement
       of receipt

13.    Approve to add the following Paragraph 5 to               Mgmt          For                            *
       Article 29 of the Bylaws:  a shareholder representing
       5% of the stock capital, can propose items
       for the agenda of the general meeting of shareholders;
       these points shall be dealt with at the first
       general meeting of shareholders summoned by
       the Board of Directors following receipt of
       this request

14.    Approve that the notices to the general shareholders      Mgmt          For                            *
       meeting shall be by announcement of the agenda
       which shall be published once in the Belgian
       Official Gazette  Belgisch Staatsblad , no
       later than twenty four days prior to the meeting
       or, if applicable, prior to the registration
       date mentioned in article 28, 5 of the Articles
       of Association, and once in a national newspaper
       no later than twenty four days prior to the
       meeting or, if applicable, prior to the registration
       date mentioned in Article 28, 5 of the Articles
       of Association; in the event a new notice of
       a meeting is required and the date of the second
       meeting was mentioned in the first notice,
       this second announcement must take place at
       least seventeen days prior to the meeting,
       or, if applicable, to the registration date
       mentioned in article 28, 5

15.    Approve to grant a power of attorney to two               Mgmt          For                            *
       Members from the Board of Directors, with the
       right of substitution for the co-ordination
       and renumbering of the Bylaws, as well as the
       formalities required for the Crossroads Bank
       for Enterprises

       PLEASE NOTE THAT THE MEETING HELD ON 26 APR               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 24 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE IS 11 MAY 2005. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 ALLIANZ AG, MUENCHEN                                                                        Agenda Number:  700673723
--------------------------------------------------------------------------------------------------------------------------
        Security:  D03080112
    Meeting Type:  OGM
    Meeting Date:  04-May-2005
          Ticker:
            ISIN:  DE0008404005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE BE ADVISED THAT "ALLIANZ AG" SHARES ARE            Non-Voting    No vote
       ISSUED IN REGISTERED FORM AND AS SUCH DO NOT
       REQUIRE SHARE BLOCKING IN ORDER TO ENTITLE
       YOU TO VOTE. THANK YOU.

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the FY 2004 with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            *
       profit of EUR 852,000,000 as follows: payment
       of a dividend of EUR 1.75 per no-par shares;
       EUR 177,635,811.25 shall be allocated to the
       other revenue reserves; and ex-dividend and
       payable date: 05 MAY 2005 payable date: 06
       MAY 2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.1    Re-elect Mr. Igor Landau as an Officer to the             Mgmt          For                            *
       Supervisory Board

5.2    Re-elect Professor. Dr. Dennis J. Snower as               Mgmt          For                            *
       an Officer to the Supervisory Board

5.3    Re-elect Mr. Franz Fehrenbach as an Officer               Mgmt          For                            *
       to the Supervisory Board

5.4    Re-elect Dr. Franz B. Humer as an Officer to              Mgmt          For                            *
       the Supervisory Board

5.5    Re-elect Dr. Albrecht Schaefer as a Substitute            Mgmt          For                            *
       Member to the Supervisory Board

5.6    Re-elect Dr. Juergen Than as an Officer to the            Mgmt          For                            *
       Supervisory Board

6.     Amend the Articles of Association in respect              Mgmt          For                            *
       of the remuneration for the Supervisory Board
       as follows: from the 2005 financial year on,
       each Member of the Supervisory Board shall
       receive a fixed annual remuneration of EUR
       50,000, a short-term profit-related remuneration
       of up to EUR 24,000, and a long-term profit-related
       remuneration of up to EUR 24,000, the Chairman
       shall receive twice, and the Deputy Chairman
       one and a half times, these amounts; Committee
       members  except for Members of the mediation
       committee and Audit Committee  shall receive
       an additional remuneration of 25%  committee
       Chairmen 50%  of the above the above mentioned
       remuneration, members of the Audit committee
       a fixed annual remuneration of EUR 30,000
       the Chairman of the Audit Committee EUR 45,000
       , each member shall receive an attendance fee
       of EUR 500 per Supervisory Board meeting and
       committee meeting; should several meetings
       be held on the same day or on consecutive days,
       the attendance fee will be paid only once

7.     Grant authority to acquire own shares for purposes        Mgmt          For                            *
       of securities trading financial institutions
       in which the Company holds a majority interest
       shall be authorized to acquire and sell shares
       of the Company, at prices not deviating more
       than 10% from the market price of the shares,
       on or before 03 NOV 2006; the trading portfolio
       of shares to be acquired for such purpose shall
       not exceed 5% of the Company's share capital
       at the end of any day

8.     Authorize the Company to acquire own shares               Mgmt          For                            *
       of up to 10% of its share capital, through
       the stock exchange at a price not differing
       more than 15% from the market price of the
       shares, or by way of a repurchase offer at
       a price not differing more than 20 %; from
       the market price of the shares, on or before
       03 NOV 2006; authorize the Board of Managing
       Directors to dispose of the shares in a manner
       other than through the stock exchange or a
       rights offering if the shares are sold at a
       price not materially below their market price,
       to use the shares for acquisition purposes,
       to float the shares on foreign stock exchanges,
       to use the shares for the fulfillment of convertible
       or option rights, to offer the shares to employees
       of the company or its affiliates, and to retire
       the shares

9.     Authorize the Board of Managing Directors to              Mgmt          For                            *
       issue new profit-sharing certificates of up
       to EUR 10,000,000, in order to secure the subscription
       rights of holders of profit-sharing certificates,
       on or before 03 MAY 2010; the capital represented
       by the profit-sharing certificates shall be
       increased in accordance with any increase of
       the share capital, holders of profit-sharing
       certificates being granted subscription rights
       for new certificates

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.




--------------------------------------------------------------------------------------------------------------------------
 AMERICA MOVIL S A DE C V                                                                    Agenda Number:  700683407
--------------------------------------------------------------------------------------------------------------------------
        Security:  P0280A101
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  MXP001691213
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Appoint the Members to compose the Board of               Mgmt          For                            *
       Directors, those that shall be appointed by
       the  L  series shareholders; related resolutions

2.     Approve the exchanging share securities of the            Mgmt          For                            *
       Company due to the amendments executed in the
       Company Bylaws; related resolutions

3.     Appoint the delegates to execute the resolutions          Mgmt          For                            *
       adopted by the meeting

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. PLEASE ALSO NOTE THE NEW CUT-OFF
       DATE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  700676452
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255196
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  ZAE000043485
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Receive and adopt the consolidated audited annual         Mgmt          For                            *
       financial statements of the Company and its
       subsidiaries, incorporating the Auditors and
       Directors reports for the YE 31 DEC 2004

2.O.2  Re-elect Mr. C.B. Brayshaw as a Director of               Mgmt          For                            *
       the Company, who retires in terms of the Article
       of Association

3.O.3  Re-elect Mr. A.W. Lea as a Director of the Company,       Mgmt          For                            *
       who retires in terms of the Article of Association

4.O.4  Re-elect Mr. W.A. Nairn as a Director of the              Mgmt          For                            *
       Company, who retires in terms of the Article
       of Association

5.O.5  Re-elect Mr. K.H. Williams as a Director of               Mgmt          For                            *
       the Company, who retires in terms of the Article
       of Association

6.O.6  Elect Dr. S.E. Jonah as a Director of the Company,        Mgmt          For                            *
       who retires in terms of Article 92 of the
       Articles of Association

7.O.7  Elect Mr. S.R. Thompson as a Director of the              Mgmt          For                            *
       Company, who retires in terms of Article 92
       of the Articles of Association

8.O.8  Elect Mr. P.L. Zim as a Director of the Company,          Mgmt          For                            *
       who retires in terms of Article 92 of the Articles
       of Association

9.O.9  Authorize the Directors of the Company to allot           Mgmt          For                            *
       and issue up to 10% of the authorized but unissued
       ordinary shares of ZAR 0.25 each in the share
       capital of the Company

10O10  Authorize the Directors to allot and issue the            Mgmt          For                            *
       authorized but unissued ordinary shares of
       ZAR 0.25 each, for cash, in the share capital
       of the Company which were placed under the
       control of the Directors

11.S1  Authorize the Directors of the Company for the            Mgmt          For                            *
       acquisition of the Company s shares by the
       Company and any of its subsidiaries

12O11  Approve and adopt the AngloGold Ashanti Limited           Mgmt          Abstain                        *
       Long-Term Incentive Plan 2005  the LTIP  and
       authorize the Directors to do all acts and
       things which they consider necessary or desirable
       to implement the LTIP

13O12  Approve and adopt the AngloGold Ashanti Limited           Mgmt          Abstain                        *
       Bonus Share Plan 2005  the BSP  and authorize
       the Directors to do all acts and things which
       they consider necessary or desirable to implement
       the BSP

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO THE            Non-Voting    No vote
       RECEIPT OF RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ANTENA 3 DE TELEVISION SA, MADRID                                                           Agenda Number:  700636864
--------------------------------------------------------------------------------------------------------------------------
        Security:  E05009142
    Meeting Type:  OGM
    Meeting Date:  09-Mar-2005
          Ticker:
            ISIN:  ES0109427635
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       10 MAR 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU

1.     Approve the annual statements  balance sheet,             Mgmt          For                            *
       loss and profit account and annual report ,
       performing report of Antena 3 De Television,
       SA and its consolidated Group and Management
       report, all the aforementioned relating FY
       2004; proposal of allocation of results

2.     Approve the allocation of results of FY 2004              Mgmt          For                            *
       and dividend distribution

3.     Ratify the Directors appointed by the Board               Mgmt          For                            *
       of Directors in the last shareholders general
       meeting

4.     Approve to decrease the nominal value from EUR            Mgmt          For                            *
       3,00 to EUR 0,75 with the logical increase
       of number of shares from 55.556.000 shares
       to 222.224.000 shares and amend 5th Article
       of the Corporate Statutes

5.     Approve the Constitution of fundation                     Mgmt          For                            *

6.     Grant authority to acquire its treasury stock,            Mgmt          For                            *
       directly or through its consolidated Group
       and authorization, if pertinent, to apply the
       own portfolio to satisfy the emoluments resulting
       from the triannual plan and the fidelization
       of Directors

7.     Appoint the Accounts Auditors of Antena 3 De              Mgmt          For                            *
       Television, SA and its Consolidated Group

8.     Grant authority to formalize, interpret, correct          Mgmt          For                            *
       and implement the resolutions adopted on the
       shareholders meeting, canceling the powers
       granted to the Board of Directors on the meeting
       and to raise the minimum quantity of shares




--------------------------------------------------------------------------------------------------------------------------
 ASAHI GLASS                                                                                 Agenda Number:  700659862
--------------------------------------------------------------------------------------------------------------------------
        Security:  J02394120
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  JP3112000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   6, Final
       JY 6, Special JY 0

2      Amend Articles to: Limit Legal Liability of               Mgmt          For                            *
       Directors and Statutory Auditors

3.1    Elect Director                                            Mgmt          For                            *

3.2    Elect Director                                            Mgmt          For                            *

3.3    Elect Director                                            Mgmt          For                            *

3.4    Elect Director                                            Mgmt          For                            *

3.5    Elect Director                                            Mgmt          For                            *

3.6    Elect Director                                            Mgmt          For                            *

3.7    Elect Director                                            Mgmt          For                            *

4.1    Appoint Internal Statutory Auditor                        Mgmt          For                            *

4.2    Appoint Internal Statutory Auditor                        Mgmt          For                            *

5      Approve Executive Stock Option Plan                       Mgmt          For                            *

6      Approve Retirement Bonuses to Statutory Auditors          Mgmt          For                            *
       and Special Payments to      Continuing Statutory
       Auditors in Connection with Abolition of Retirement
       Bonus System




--------------------------------------------------------------------------------------------------------------------------
 ASML HOLDING NV                                                                             Agenda Number:  700580764
--------------------------------------------------------------------------------------------------------------------------
        Security:  N07059160
    Meeting Type:  EGM
    Meeting Date:  26-Aug-2004
          Ticker:
            ISIN:  NL0000334365
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 19 AUG 2004. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening of the meeting                                    Non-Voting    No vote

2.a    Approve the resignation of a Member of the Board          Mgmt          For                            *
       of Management

2.b    Appoint a Member of the Board of Management               Mgmt          For                            *

3.     Transact any other business                               Other         For                            *

4.     Closing of the meeting                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ASML HOLDING NV                                                                             Agenda Number:  700659608
--------------------------------------------------------------------------------------------------------------------------
        Security:  N07059160
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2005
          Ticker:
            ISIN:  NL0000334365
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       215684 DUE TO CHANGE IN THE NUMBERING. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 17 MAR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.a    Approve the report of the Managing Board on               Mgmt          For                            *
       the FY 2004

2.b    Approve the report of the Supervisory Board               Mgmt          For                            *
       on the FY 2004

2.c    Approve the evaluation of the performance of              Mgmt          For                            *
       the External Auditor by the Audit Committee
       and the Managing Board

2.d    Approve the Company s current policy not to               Mgmt          For                            *
       pay any dividends on its ordinary shares, nor
       to distribute any reserves, but to invest those
       proceeds, if any, in research and development
       of new technology the evaluation of the performance
       by the Accountant

2.e    Approve the annual accounts on the FY 2004                Mgmt          For                            *

3.     Approve the Corporate Governance chapter of               Mgmt          For                            *
       the annual report 2004

4.     Grant discharge to the Managing Board in respect          Mgmt          For                            *
       of the duties performed during the past FY

5.     Grant discharge to the Supervisory Board in               Mgmt          For                            *
       respect of the duties performed during the
       past FY

6.     Approve the stock option and share arrangements           Mgmt          For                            *

7.     Approve the profile of the Supervisory Board              Mgmt          For                            *
       Members

8.a    Re-appoint Mr. J.W.B. Westerburgen, O.B. Bilous           Mgmt          For                            *
       and Ms. H.J.C. Van Den Burg as Members of the
       Supervisory Board where all details as laid
       down in Article 2:158 Paragraph 5, Section
       2:142 Paragraph 3 of the Dutch Civil Code are
       available for the general meeting of shareholders

8.b    Authorize the general meeting to recommend individuals    Mgmt          For                            *
       for appointment to the post of Supervisory
       Director

9.     Approve the vacancies in the Supervisory Board            Mgmt          For                            *
       for 2006

10.    Approve to increase the remuneration of the               Mgmt          For                            *
       Chairman of the Audit Committee with an amount
       of EUR 5,000 per year and grant Mr. O.B. Bilous
       EUR 10.000 per year, in addition to the remuneration
       of EUR 25.000 for Supervisory Board Membership,
       on the condition that Mr. Bilous is appointed
       as a Supervisory Director

11.    Approve to change the Articles of Association             Mgmt          For                            *
       in respect of the following subjects: adjustments
       according implementation of changes in Dutch
       Civil Law

12.    Approve that the Managing Board subject to the            Mgmt          For                            *
       approval of the Supervisory Board and the meeting
       of priority shareholders be designated for
       a period of 18 months as the body and authorize
       the Managing Board to issue the shares not
       exceeding the number of unissued shares in
       the capital of the Company and approval of
       the Supervisory Board and the meeting of priority
       shareholders as the sole body to limit or exclude
       the pre-emptive right on new issued shares
       in the Company

13.    Authorize the Management Board, subject to the            Mgmt          For                            *
       approval of the Supervisory Board, to cause
       the Company to acquire its own shares for valuable
       up to a maximum number which at the time of
       acquisition; the Company is permitted to acquire
       pursuant to the provisions of Section 98, Subsection
       2 of Book 2 of the Netherlands Civil Code such
       acquisition may be effected by means of any
       type of contract, including stock exchange
       transactions and private transactions, the
       price must lie between the par value of the
       shares and an amount equal to 110% of the market
       price, by Market price is understood the average
       of the highest prices reach by the shares on
       each of the 5 stock exchange business days
       preceding the date of acquisition, as evidenced
       by the official price list of Euronext Amsterdam
       NV; authority is valid for a period of 18 months,
       commencing on 24 MAR 2005  of Directors to
       buy own shares

14.    Transact any other business                               Other         For                            *

15.    Closing                                                   Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE BLOCKING CONDITIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. PLEASE ALSO NOTE THAT
       THE NEW CUT OFF DATE IS 18 MAR 2005. THANK
       YOU




--------------------------------------------------------------------------------------------------------------------------
 ASTRAZENECA PLC                                                                             Agenda Number:  700673951
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0593M107
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  GB0009895292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s accounts and the reports            Mgmt          For                            *
       of the Directors and the Auditor for the YE
       31 DEC 2004

2.     Approve to confirm the first interim dividend             Mgmt          For                            *
       of USD 0.295  16.0 pence, SEK 2.200  per ordinary
       share and to confirm as the final dividend
       for 2004 the second interim dividend of USD
       0.645  34.3 pence SEK 4.497  per ordinary share

3.     Re-appoint KPMG Audit PLC as the Auditor                  Mgmt          For                            *

4.     Authorize the Directors to agree the remuneration         Mgmt          For                            *
       of the Auditor

5.1    Re-elect Mr. Louis Schweitzer as a Director               Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.2    Re-elect Mr. Hakan Morgen as a Director in accordance     Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.3    Re-elect Sir Tom McKillop as a Director in accordance     Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.4    Re-elect Mr. Jonathan Symonds as a Director               Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.5    Re-elect Mr. John Petterson FRCP as a Director            Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.6    Re-elect Mr. David R. Brennan as a Director               Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.7    Re-elect Sir Peter Bonfield CBE as a Director             Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.8    Re-elect Mr. John Buchanan as a Director in               Mgmt          For                            *
       accordance with the Article 65 of the Company
       s Articles of Association

5.9    Re-elect Mr. Jane Henney as a Director in accordance      Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.10   Re-elect Mr. Michele Hooper as a Director in              Mgmt          For                            *
       accordance with the Article 65 of the Company
       s Articles of Association

5.11   Re-elect Mr. Joe Jimenez as a Director in accordance      Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.12   Re-elect Mr. Ema Moller as a Director in accordance       Mgmt          For                            *
       with the Article 65 of the Company s Articles
       of Association

5.13   Re-elect Mr. Dame Bridget Ogilvie as a Director           Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

5.14   Re-elect Mr. Marcus Wallenberg as a Director              Mgmt          For                            *
       in accordance with the Article 65 of the Company
       s Articles of Association

6.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004 as specified

7.     Approve: the rules of the AstraZeneca Performance         Mgmt          For                            *
       Share Plan  the Plan  and authorize the Directors
       to do all such acts and things as they may
       consider necessary or expedient to carry the
       Plan into effect; to establish such schedules
       to the Paln as they may consider necessary
       in relation to employees in jurisdictions outside
       the UK, with such modifications as may be necessary
       or desirable to take account of local securities
       laws, exchange control and tax legislation,
       provided that any shares made available under
       such schedules be treated as counting against
       the relevant limits on individual and overall
       participation in the Plan

8.     Authorize the Company and any Company which               Mgmt          For                            *
       is or becomes a subsidiary of the Company during
       the period to which this resolution relates,
       for the purposes of Part XA of the Companies
       Act 1985, to make donation to EU Political
       Expenditure during the period ending on the
       date the of the Company s AGM in 2006 provided
       that any such donations and expenditure made
       by the Company together with those made by
       any subsidiary Company while it is a subsidiary
       of the Company not exceeding in aggregate of
       GBP 150,000 during that period

9.     Approve that the authority and power to allot             Mgmt          For                            *
       new shares conferred on the Directors by Article
       7.1 of the Company s Articles of Association
       be renewed for the period commencing on the
       date of this AGM and ending on the date of
       the AGM of the Company in 2006 or, if earlier,
       on 30 JUN 2006, and for such period the Section
       80 amount shall be USD 136,488,521

S.10   Approve that the power conferred on the Directors         Mgmt          For                            *
       by Article 7.1 of the Company s Articles of
       Association be renewed for the period commencing
       on the date of this AGM and ending on the date
       of the AGM of the Company in 2006 or, if earlier,
       on 30 JUN 2006, and for such period the Section
       89 amount shall be USD 20,473,278

S.11   Authorize the Company, for the purposes of Section        Mgmt          For                            *
       166 of the Companies Act 1985, to make market
       purchases  Section 163 of that Act  of a maximum
       number of shares of up to 10% ordinary shares
       of USD 0.25 each in the capital of the Company,
       at a minimum price of USD 0.25 and up to 105%
       of the average of middle market values of the
       Company s ordinary shares as derived from the
       London Stock Exchange Daily Official List,
       over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company in 2006 or 30 JUN 2006 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 ATLAS COPCO AB                                                                              Agenda Number:  700673812
--------------------------------------------------------------------------------------------------------------------------
        Security:  W10020118
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  SE0000101032
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

1.     Opening of the meeting and election of Chairman           Mgmt          For                            *
       to preside at the meeting

2.     Approve the voting list                                   Mgmt          For                            *

3.     Approve the agenda                                        Mgmt          For                            *

4.     Elect one or two persons to approve the minutes           Mgmt          For                            *

5.     Acknowledge whether the meeting has been properly         Mgmt          For                            *
       convened or not

6.     Receive the annual report and the Auditor s               Mgmt          For                            *
       report, including information on all remuneration
       paid to the Auditor, as well as the consolidated
       annual report and the consolidated Auditor
       s report

7.     Receive the President s speech and questions              Mgmt          For                            *
       from shareholders to the Board of Directors
       and Management of the Company

8.     Receive the report on the functions of and work           Mgmt          For                            *
       performed by the Board of Directors and its
       Audit Committee and Compensation Committee
       as well as principles for remuneration to the
       Management

9.a    Approve the profit and loss account and the               Mgmt          For                            *
       balance sheet as well as the consolidated profit
       and loss account and the consolidated balance
       sheet

9.b    Grant discharge from liability of the Board               Mgmt          For                            *
       Members and the President

9.c    Approve the allocation of the Company s profit            Mgmt          For                            *
       according to the approved balance sheet

9.d    Approve the resolution regarding record day               Mgmt          For                            *
       for receiving dividend

10.    Approve to determine the number of Board Members          Mgmt          For                            *
       and Deputy Members to be elected at the meeting

11.    Elect the Board Members, Deputy Members as well           Mgmt          For                            *
       as Chairman of the Board and Vice-Chairman
       of the Board

12.    Approve to determine the remuneration to the              Mgmt          For                            *
       Board of Directors and its Committees

13.a   Amend the Articles of Association so as to change         Mgmt          For                            *
       the nominal value of the share from SEK 5 to
       SEK 1.25, to change the number of shares that
       may be issued of Series A to a maximum of 960,000,000
       and Series B to a maximum of 720,000,000 and
       to introduce a new series of shares i.e. Series
       C

13.b   Approve: (i) to reduce the Company s share capital        Mgmt          For                            *
       by SEK 262,002,730 through redemption of 209,602,184
       shares; and (ii) to reduce the share premium
       reserve with SEK 733,607,644

13.c   Approve to increase the Company s share capital           Mgmt          For                            *
       by SEK 262,002,730 through an issue of 209,602,184
       new shares of Series C, each share with a nominal
       value of SEK 1.25

13.d   Approve to reduce the Company s share capital             Mgmt          For                            *
       by SEK 262,002,730 by way of redemption of
       all 209,602,184 shares of Series C and that
       the share premium reserve shall be reduced
       by SEK 733,607,644

13.e   Authorize the president to make required minor            Mgmt          For                            *
       adjustments of Resolutions 13.a, 13.b, 13.c
       and 13.d

14.    Receive the work performed by the nomination              Mgmt          For                            *
       group and approve the resolution regarding
       Nomination Committee

15.    Closing of the meeting                                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 AU OPTRONICS CORP                                                                           Agenda Number:  700706243
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0451X104
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2005
          Ticker:
            ISIN:  TW0002409000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       223398 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

1.     Receive the reports                                       Mgmt          For                            *

2.     Approve the recognition of the 2004 operation             Mgmt          For                            *
       report

3.1    Approve the 2004 earning distributions  cash              Mgmt          Abstain                        *
       dividend TWD 1.2 per share, stock dividend
       90 shares per 1,000 shares from retained earnings
       subject to 20% withholding tax

3.2    Approve the capitalization of 2004 dividend               Mgmt          Abstain                        *
       and the employee profit sharing

3.3    Amend Memorandum and Articles of Association              Mgmt          For                            *

3.4    Approve the proposal of Capital Injection via             Mgmt          Against                        *
       new shares issuance to participate global depository
       receipt

3.5    Approve the capital injection of 2004 for adoption        Mgmt          For                            *
       of tax exemption offered of the statute FOE
       upgrading

4.     Extraordinary motions                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 BANCO BILBAO VIZCAYA ARGENTARIA SA, BILBAO                                                  Agenda Number:  700727451
--------------------------------------------------------------------------------------------------------------------------
        Security:  E11805103
    Meeting Type:  EGM
    Meeting Date:  13-Jun-2005
          Ticker:
            ISIN:  ES0113211835
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       14 JUN 2005 CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU

1.     Approve to increase the capital of Banco Bilbao           Mgmt          For                            *
       Vizcaya Argentaria, Sociedad Anonima, by a
       nominal amount of EUR 260,254,745.17, through
       the issue of 531.132.133 ordinary shares, with
       exclusion of the preferential subscription
       right, to meet the requirements of the exchange
       which will be carried out in connection with
       the take over bid for Banca Nazionale Dellavoro,
       S.P.A. ordinary shares, the aforementioned
       issue will be paid through non-cash contributions,
       and it is assumed that it may be not totally
       subscribed, the price of the newly issued shares,
       nominal value plus issuance premium, will be
       the BBVA share price at the close of the day
       prior to that on which the general meeting
       passing the resolution concerning the capital
       increase will be held, provided that such closing
       price is higher than EUR 4.59, which is the
       net value per share of the existing BBVA shares,
       and that it is not higher than EUR 12.60, being
       this the closing price of Banco Bilbao Vizcaya
       Argentaria, Sociedad Anonima shares on 18 MAR
       2005, date on which Banco Bilbao Vizcaya Argentaria,
       Sociedad Anonima publicly announced its intention
       to carry out the operation. Delegation of powers
       to the board of directors, in conformity with
       the provisions of Section 153.1.A of the Spanish
       Limited Companies act, Ley De Sociedades Anonimas,
       to fix the date on which the resolution will
       become effective, and to decide on its partial
       or total execution, within the amount established
       and depending on the outcome of the aforesaid
       take over bid, with powers to determine those
       conditions of the capital increase which have
       not been decided by the meeting, particularly
       those concerning the final amount by which
       the capital will be increased, delegation of
       powers to amend Article 5 of the company bylaws
       about the corporate capital. application for
       quotation of the newly issued shares

2.     Authorize the Board of Directors to execute               Mgmt          For                            *
       and deliver, rectify, construe and implement
       the resolutions adopted by the meeting




--------------------------------------------------------------------------------------------------------------------------
 BANCO ITAU HOLDING FINANCEIRA SA                                                            Agenda Number:  700693799
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1391K111
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON ITEM 4. THANK YOU.

1.     Acknowledge the Board of Directors report and             Non-Voting    No vote
       the opinions of the Finance Committee, the
       Independent Auditors and the Internal Controls
       Committee, and examine for approval the balance
       sheets, accounts and explanatory notes for
       the FYE 31 DEC 2004

2.     Approve the distribution of the financial years           Non-Voting    No vote
       net profits

3.     Elect the Members of the Board of Directors               Non-Voting    No vote

4.     Elect the Members of the Finance Committee and            Mgmt          For                            *
       respective substitute

5.     Approve to set the Directors, Board of Directors,         Non-Voting    No vote
       Consultative and International Consultative
       Councils and Finance Committee remuneration




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO, S.A., SANTANDER                                            Agenda Number:  700596072
--------------------------------------------------------------------------------------------------------------------------
        Security:  E19790109
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2004
          Ticker:
            ISIN:  ES0113900J37
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Capital increase in the nominal amount of 755,688,951.5   Mgmt          No Action                      *
       euros by means of the issuance of 1,511,377,903
       new ordinary shares having a par value of one-half
       (0.5) euro and an issuance premium to be determined
       by the Board of Directors or, in substitution
       thereof, the Executive Committee, in accordance
       with the provisions of Article 159.1c) in fine
       of the Companies Law (Ley de Sociedades Anonimas)
       no later than the date of execution of the
       resolution, for an amount that in all events
       shall be between a minimum of 3.74 euros and
       a maximum of 8.20 euros per share. The new
       shares shall be fully subscribed and paid-up
       by means of contributions in kind consisting
       of ordinary shares of the British company Abbey
       National plc. Total suppression of pre-emptive
       rights and express provision for the possibility
       of an incomplete subscription. Option, in accordance
       with the provisions of Chapter VIII of Title
       VII and the Second Additional Provision of
       the Restated Text of the Corporate Income Tax
       Law (Ley del Impuesto sobre Sociedades) approved
       by Royal Legislative Decree 4/2004, for the
       special rules therein provided with respect
       to the capital increase by means of the contribution
       in kind of all the ordinary shares of Abbey
       National plc. Delegation of powers to the Board
       of Directors, authorizing the Board to delegate
       in turn to the Executive Committee, in order
       to set the terms of the increase in all areas
       not provided for by the shareholders at this
       General Meeting, perform the acts needed for
       the execution thereof, re-draft the text of
       the first paragraph of Article 4 of the By-laws
       to reflect the new amount of share capital,
       execute whatsoever public or private documents
       as are necessary to carry out the increase
       and, with respect to the contribution in kind
       of the shares of Abbey National plc, execute
       the option for the special tax rules provided
       for under Chapter VIII of Title VII and the
       Second Additional Provision of the Restated
       Text of the Corporate  Income Tax Law approved
       by Royal Legislative Decree 4/2004. Request
       applicable domestic and foreign agencies to
       admit the new shares to trading on the Madrid,
       Barcelona, Bilbao, and Valencia stock markets,
       through the Stock Exchange Interconnection
       System (Continuous Market) and the foreign
       Stock Exchanges on which the shares of Banco
       Santander are listed (currently Milan, Lisbon
       and Buenos Aires, and in  New York through
       ADRs), in the manner required by each of them

2.     Authorization, within the framework of the acquisition    Mgmt          No Action                      *
       of Abbey National plc by the Bank, and once
       such acquisition has been completed, for the
       continuation of certain options plans for shares
       and rights to receive shares of Abbey National
       plc that it currently grants to employees in
       its group, replacing options for shares and
       rights to receive shares of Abbey National
       plc with options for shares and rights to receive
       shares of the Bank

3.     Authorization for the delivery of one hundred             Mgmt          No Action                      *
       (100) shares of the Bank to each of the employees
       of the Abbey National Group plc, as a special
       bonus upon the acquisition of Abbey National
       plc, once such acquisition has been completed

4.     Ratification of Director                                  Mgmt          No Action                      *

5.     Authorization for the Board of Directors to               Mgmt          No Action                      *
       interpret, rectify, supplement, execute and
       further develop the resolutions adopted by
       the shareholders at the General Meeting, as
       well as to substitute the powers it receives
       from the shareholders acting at the General
       Meeting, and the grant of powers to convert
       such resolutions into notarial instruments

       Dear shareholder: As you are already aware,               Non-Voting    No Action                      *
       the Extraordinary General Shareholders  Meeting
       of Banco Santander Central Hispano, S.A. has
       been convened to be held, on second call, at
       12:00 noon on October 21 of this year, at the
       facilities of the Palacio de Exposiciones y
       Congresos - Avenida del Racing, s/n - in the
       city of Santander. The holding of the Meeting
       on first call at the same time on October 20
       and in the same place has also been provided
       for, although past experience and the wide
       dispersion of our Company s share capital among
       a great number of shareholders allows for the
       expectation that the General Shareholders
       Meeting will likely be held on second call
       on October 21, 2004




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO, S.A., SANTANDER                                            Agenda Number:  700718832
--------------------------------------------------------------------------------------------------------------------------
        Security:  E19790109
    Meeting Type:  OGM
    Meeting Date:  17-Jun-2005
          Ticker:
            ISIN:  ES0113900J37
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please be advised that additional information             Non-Voting    No vote
       concerning Banco Santander Central Hispano,
       S.A. can also be viewed on the company s website:
       http://www.gruposantander.com/pagina/indice/0,,857_3_2,00.html

1.     Examination and approval, where appropriate,              Mgmt          For                            *
       of the Annual Accounts (Balance Sheet, Income
       Statement and Annual Report) and of the management
       of Banco Santander Central Hispano, S.A. and
       its consolidated Group, relating to the Fiscal
       Year ended on December 31, 2004.

2.     Distribution of earnings from Fiscal Year 2004.           Mgmt          For                            *

3.A    Ratification of the appointment of Lord Burns             Mgmt          For                            *
       as a Director

3.B    Ratification of the appointment of Mr. Luis               Mgmt          For                            *
       Angel Rojo Duque as a Director

3.C    Re-election of Mr. Emilio Botin-Sanz de Sautuola          Mgmt          For                            *
       y Garcia de los Rios as a Director

3.D    Re-election of Mr. Matias Rodriguez Inciarte              Mgmt          For                            *
       as a Director

3.E    Re-election of Mr. Manuel Soto Serrano as a               Mgmt          For                            *
       Director

3.F    Re-election of Mr. Guillermo de la Dehesa Romero          Mgmt          For                            *
       as a Director

3.G    Re-election of Mr. Abel Matutes Juan as a Director        Mgmt          For                            *

3.H    Re-election of Mr. Francisco Javier Botin-Sanz            Mgmt          For                            *
       de Sautuola y O Shea as a Director

4.     Re-election of the Auditor for Fiscal Year 2005.          Mgmt          For                            *

5.     Authorization for the Bank and its subsidiaries           Mgmt          For                            *
       to acquire the Bank s shares under the terms
       of Section 75 and the first additional regulation
       of the Corporations Law, rescinding the unused
       portion of the authorization granted at the
       Ordinary General Shareholders  Meeting of June
       19, 2004.

6.     Delegation to the Board of Directors of the               Mgmt          For                            *
       power to carry out the resolution to be adopted
       at the Meeting to increase share capital,
       pursuant to the provisions of Section 153.1.a)
       of the Corporations Law, rescinding resolution
       Eight.II) adopted at the Ordinary General
       Shareholders  Meeting of June 19, 2004.

7.     Authorization to the Board of Directors to increase       Mgmt          Against                        *
       share capital, pursuant to the provisions of
       Section 153.1.b) of the Corporations Law, and
       with delegation of the power to exclude pre-emptive
       rights, pursuant to the provisions of Section
       159.2 of such Law, rescinding the authorization
       granted pursuant to Resolution Nine.II) at
       the General Shareholders  Meeting of June 21,
       2003.

8.     Delegation to the Board of Directors of the               Mgmt          For                            *
       power to issue nonconvertible fixed-income
       securities.

9.     Approval of an incentive stock option plan or             Mgmt          For                            *
       other mechanisms tied to the shares of the
       Bank, based on the performance of share prices
       and profits, to be executed by the Bank and
       its Subsidiaries.

10.    Authorization for the Board of Directors to               Mgmt          Abstain                        *
       interpret, cure, supplement, execute and further
       develop the resolutions adopted by the shareholders
       at the General Meeting, as well as to substitute
       the powers it receives from the shareholders
       acting at the General Meeting, and the grant
       of powers to convert such resolutions into
       notarial instruments.

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       18 JUN 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BANK OF NOVA SCOTIA                                                                         Agenda Number:  700637234
--------------------------------------------------------------------------------------------------------------------------
        Security:  064149107
    Meeting Type:  AGM
    Meeting Date:  01-Mar-2005
          Ticker:
            ISIN:  CA0641491075
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the financial statements for the FYE              Non-Voting    No vote
       31 OCT 2004 and the Auditors  report on the
       statements

1.1    Elect Mr. Ronald A. Brenneman as a Director               Mgmt          For                            *

1.2    Elect Mr. C.J. Chen as a Director                         Mgmt          For                            *

1.3    Elect Ms. N. Ashleigh Everett as a Director               Mgmt          For                            *

1.4    Elect Mr. John C. Kerr as a Director                      Mgmt          For                            *

1.5    Elect The Honourable Michael J.L. Kirby as a              Mgmt          For                            *
       Director

1.6    Elect Mr. Laurent Lemaire as a Director                   Mgmt          For                            *

1.7    Elect Mr. John T. Mayberry as a Director                  Mgmt          For                            *

1.8    Elect The Honourable Barbara J. McDougall a               Mgmt          For                            *
       Director

1.9    Elect Ms. Elizabeth Parr-Johnston as a Director           Mgmt          For                            *

1.10   Elect Mr. Arthur R.A. Scace as a Director                 Mgmt          For                            *

1.11   Elect Mr. Gerald W. Schwartz as a Director                Mgmt          For                            *

1.12   Elect Mr. Allan C. Shaw as a Director                     Mgmt          For                            *

1.13   Elect Mr. Paul D. Sobey as a Director                     Mgmt          For                            *

1.14   Elect Ms. Barbara S. Thomas as a Director                 Mgmt          For                            *

1.15   Elect Mr. Richard E. Waugh as a Director                  Mgmt          For                            *

2.     Re-appoint PricewaterhouseCoopers LLP and KPMG            Mgmt          For                            *
       LLP as the Auditors of the Bank

3.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve the Bank to proceed with
       the closure of its subsidiary or subsidiaries
       in tax havens

4.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Authorize the Board of Directors
       of Bank to establish a salary ceiling for the
       senior officers of the Bank and of its subsidiaries,
       including all forms of remuneration and benefits

5.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Authorize the Scotiabank to limit
       the term of office of an Independent Director
       sitting on the Board of Directors, to a maximum
       of 10 years

6.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: Authorize the Scotiabank to implement
       cumulative voting for the election of Board
       of Members, therefore giving minority shareholders
       a much more active role in the appointment
       of Directors

7.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Authorize the Scotiabank to replace
       the Stock Option Plan for Executives with a
       restricted share program, the shares of which
       must be retained for atleast 2 years

8.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Authorize the Board to provide a
       report to shareholders, by 01 OCT 2005, disclosing
       current policies, practices and strategies
       to reduce the risk impacts of climate change
       on the Bank s key business areas

9.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve that the candidates for Directors
       must receive atleast 75% support

10.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve that Directors who change
       principal occupation shall resign

11.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve fairness in credit-card operations

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BASF AG, LUDWIGSHAFEN/RHEIN                                                                 Agenda Number:  700657820
--------------------------------------------------------------------------------------------------------------------------
        Security:  D06216101
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  DE0005151005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the annual           Mgmt          No Action                      *
       report for the 2004 FY with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          No Action                      *
       profit of EUR 918,748,697 as follows: payment
       of a dividend of EUR 1.70 per share EUR 5,270,697
       shall be carried forward ex-dividend and payable
       date: 29 APR 2005

3.     Ratify the acts of the Supervisory Board                  Mgmt          No Action                      *

4.     Ratify the acts of the Board of Managing Directors        Mgmt          No Action                      *

5.     Appoint Deloitte + Touche Gmbh as the Auditors            Mgmt          No Action                      *
       for the FY 2005                Am Main as the
       Auditors for the year 2005

6.     Authorize the Company to acquire own shares               Mgmt          No Action                      *
       of up to 10 % of its share capital, at a price
       neither more than 25% below the market price
       of the shares if they are acquired  through
       the stock exchange, nor more than 10% above
       the market price if they are acquired by way
       of a repurchase offer, on or before 27 OCT
       2006; authorize the Board of Managing Directors
       to retire the shares and to use the shares
       within the scope of the Company's Stock Option
       Plans or for acquisition purposes

7.     Grant authority to acquire own shares using               Mgmt          No Action                      *
       derivative financial instruments within the
       scope of Resolution 6 of this agenda; authorize
       the Company to use put and call options for
       the repurchase of own shares; the price paid
       and received for such options shall not deviate
       from their  theoretical market value, the price
       paid for own shares shall correspond to the
       strike price agreed upon in the financial instrument

8.     Amend the Articles of Association, in connection          Mgmt          No Action                      *
       with the Law on Corporate integrity and the
       modernization of the right to set aside resolutions
       of the shareholders' meetings  UM AG , as follows:
       Section 15, regarding: the notice of the shareholders'
       meeting being published no later than 30 days
       prior to the day by which shareholders are
       required to register to attend the shareholders'
       meeting; and shareholders intending to attend
       the share holders meeting being obliged to
       register 7 days prior to the shareholders meeting
       and to provide a proof, written or via fax
       in German  or English , of their entitlement
       to attend the shareholders' meeting or to exercise
       their voting rights

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No Action                      *

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No Action                      *
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.

       PLEASE NOTE THAT THIS AGENDA IS AVAILABLE IN              Non-Voting    No Action                      *
       ENGLISH AND GERMAN. THANK YOU    Y SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No Action                      *
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BAYER AG, LEVERKUSEN                                                                        Agenda Number:  700598418
--------------------------------------------------------------------------------------------------------------------------
        Security:  D07112119
    Meeting Type:  EGM
    Meeting Date:  17-Nov-2004
          Ticker:
            ISIN:  DE0005752000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the agreement with Lanxess AG, the Company        Mgmt          For                            *
       shall transfer its entire interests in Lanxess
       Deutschland GmbH and the Lanxess AG, as well
       as the entire assets of Lanxess Corporate Center
       to its wholly-owned subsidiary Lanxess AG pursuant
       to Section 123(2)1 of the German Law Regulating
       Transformation of Companies, with retrospective
       effect from 01 JUL 2004 as compensation for
       the transfer of assets, the shareholders of
       the Company shall be granted, free of charge,
       1 bearer no-par share of Lanxess AG in exchange
       for 10 bearer no-par share of the Company;
       the Lanxess AG shares shall convey dividend
       entitlement from 01 JAN 2004, Lanxess AG shall
       increase its share capital from EUR 50,000
       to EUR 73,034,192 through the issue of 72,984,192
       new shares




--------------------------------------------------------------------------------------------------------------------------
 BAYER AG, LEVERKUSEN                                                                        Agenda Number:  700661134
--------------------------------------------------------------------------------------------------------------------------
        Security:  D07112119
    Meeting Type:  OGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  DE0005752000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the 2004 FY with the report of the
       Supervisory Board, the Group financial statements
       and Group annual report; and approve the approve
       the appropriation of the distributed profit
       ; distributed profit of EUR 401,688,056 shall
       be appropriated as follows: payment of a dividend
       of EUR 0.55 per no-par share ex-dividend; payable
       date be 02 MAY 2005

2.     Grant discharge to the Board of Management                Mgmt          For                            *

3.     Grant discharge to the Supervisory Board                  Mgmt          For                            *

4.1    Elect Dr. rer. pol., Dipl.-Kfm. Klaus Kleinfeld           Mgmt          For                            *
       as an ordinary  Member of the Supervisory Board

4.2    Elect Prof. Dr.-Ing. Dr. h.c. Ekkehard D. Schulz          Mgmt          For                            *
       as an odinary Member to the Supervisory Board

4.3    Elect Jochen Appell as an alternative Member              Mgmt          For                            *
       to the Supervisory Board

4.4    Elect Dr. Hans-Dirk Krekeler as an alternative            Mgmt          For                            *
       Member to the Supervisory Board

5.     Amend the Articles of Association in respect              Mgmt          For                            *
       of each Member of Supervisory Board receiving
       a fixed annual remuneration of EUR 60,000 and
       a variable remuneration of EUR 2,000 for every
       EUR 50,000,000 or part thereof by which the
       gross cash flow as reported in the consolidated
       Group financial statements of the recent FY
       exceeds EUR 3,100,000,000

6.     Amend Section 14, Section 15(1), Section 15(2),           Mgmt          For                            *
       and Section 15(3) of the Articles of Association
       in connection with the Law on Corporate Integrity
       and the modernization of the right to set aside

7.     Authorize the Management Directors to acquire             Mgmt          For                            *
       shares of the Company up to 10% of its share
       capital, at a price not differing more than
       10% from the market price of the shares, on
       or before 28 OCT 2006; to dispose of the shares
       in a manner other than the Stock Exchange or
       an offer to all shareholders if the shares
       are sold at a price not materially below their
       market price against payment in cash, to use
       the shares in connection with mergers and acquisitions
       or within the scope of the Company's Stock
       Option Plans; and to retire the shares

8.     Elect PWC Deutsche Revision AG, Wirtschaftspruefungsgesellschaft,Mgmt          For                            *
       as the Auditors for the year 2005

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.




--------------------------------------------------------------------------------------------------------------------------
 BAYERISCHE HYPO- UND VEREINSBANK AG, MUENCHEN                                               Agenda Number:  700676349
--------------------------------------------------------------------------------------------------------------------------
        Security:  D08064103
    Meeting Type:  OGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  DE0008022005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial statements and               Mgmt          For                            *
       consolidated financial statements, along with
       the Management report of the Executive Board
       and the report of the Supervisory Board

2.     Grant discharge the Members of the Executive              Mgmt          For                            *
       Board

3.     Grant Discharge the Members of the Supervisory            Mgmt          For                            *
       Board

4.     Elect the Supervisory Board                               Mgmt          For                            *

5.     Approve the acquisition of treasury stocks pursuant       Mgmt          For                            *
       to Section 71 (1) No. 7 of the German Stock
       Corporation Act

6.     Approve the acquisition of treasury stocks pursuant       Mgmt          For                            *
       to Section 71 (1) No. 8 of the German Stock
       Corporation Act

7.     Amend the Articles of Association                         Mgmt          For                            *

8.     Approve the addition of a new Paragraph to the            Mgmt          For                            *
       Articles of Association

9.     Amendment Article 2 of the Articles of Association        Mgmt          For                            *

10.    Approve the signing of Management control and             Mgmt          For                            *
       profit-and-loss transfer agreements

11.    Approve the signing of a Profit-and-Loss Transfer         Mgmt          For                            *
       Agreement

12.    Elect the Auditor for 2005                                Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN                                                    Agenda Number:  700668582
--------------------------------------------------------------------------------------------------------------------------
        Security:  D12096109
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  DE0005190003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and annual               Mgmt          For                            *
       report for the FY 2004 with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            *
       profit of EUR 418,614,024.04 as follows: payment
       of a dividend of EUR 0.62 per ordinary share
       and EUR 0.64 per preferred share ex-dividend
       and payable date: 13 MAY 2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.     Elect KPMG Deutsche Treuhandgesellschaft AG               Mgmt          For                            *
       Wirtschaftspruefungsgesellschaft, Munich as
       the Auditors for the year 2005

6.     Amend the Articles of Association in connection           Mgmt          For                            *
       with the Law on Corporate Integrity and the
       Modernization of the Right to set aside resolutions
       of shareholders meetings  UMAG , as follows:
       Section 16(3), regarding the notice of the
       shareholders meeting being published in the
       electronic Federal Gazette in accordance with
       the statutory provisions Section 17(1) and
       (2), regarding shareholders intending to attend
       the shareholders meeting being obliged to register
       seven days prior to the share holders meeting
       and to provide a proof, written or via fax
       in German or English , of their entitlement
       to attend the shareholders meeting or to exercise
       their voting rights Section 19(2), regarding
       the Chairman of the shareholders meeting being
       authorized to limit the time for quest ions
       and answers at the shareholders meeting

7.     Authorize the Company to acquire own ordinary             Mgmt          For                            *
       or preferred shares of up to 10% of its share
       capital, at prices not deviating more than
       10% from the market price of the shares, effective
       from 01 JUN 2005 until 11 NOV 2006; and authorize
       the Board of Managing Directors to retire the
       shares

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.




--------------------------------------------------------------------------------------------------------------------------
 BCE INC                                                                                     Agenda Number:  700686833
--------------------------------------------------------------------------------------------------------------------------
        Security:  05534B109
    Meeting Type:  AGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  CA05534B1094
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the BCE s financial statements for the            Non-Voting    No vote
       YE 31 DEC 2004 including the Auditor s report

1.1    Elect Mr. A. Berrad as a Director of the Company          Mgmt          For                            *
       who will serve until the end of the next annual
       shareholder meeting

1.2    Elect Mr. R.A. Brenneman as a Director of the             Mgmt          For                            *
       Company who will serve until the end of the
       next annual shareholder meeting

1.3    Elect Mr. R. J. Currie as a Director of the               Mgmt          For                            *
       Company who will serve until the end of the
       next annual shareholder meeting

1.4    Elect Mr. A.S. Fell as a Director of the Company          Mgmt          For                            *
       who will serve until the end of the next annual
       shareholder meeting

1.5    Elect Mr. D. Soble Kaufman as a Director of               Mgmt          For                            *
       the Company who will serve until the end of
       the next annual shareholder meeting

1.6    Elect Mr. B.M. Levitt as a Director of the Company        Mgmt          For                            *
       who will serve until the end of the next annual
       shareholder meeting

1.7    Elect Mr. E.C. Lumely as a Director of the Company        Mgmt          For                            *
       who will serve until the end of the next annual
       shareholder meeting

1.8    Elect Mr. J. Maxwell as a Director of the Company         Mgmt          For                            *
       who will serve until the end of the next annual
       shareholder meeting

1.9    Elect Mr. J.H. McArthur as a Director of the              Mgmt          For                            *
       Company who will serve until the end of the
       next annual shareholder meeting

1.10   Elect Mr. T.C. O Neill as a Director of the               Mgmt          For                            *
       Company who will serve until the end of the
       next annual shareholder meeting

1.11   Elect Mr. J.A. Pattison as a Director of the              Mgmt          For                            *
       Company who will serve until the end of the
       next annual shareholder meeting

1.12   Elect Mr. R.C. Pozen as a Director of the Company         Mgmt          For                            *
       who will serve until the end of the next annual
       shareholder meeting

1.13   Elect Mr. M.J. Sabia as a Director of the Company         Mgmt          For                            *
       who will serve until the end of the next annual
       shareholder meeting

1.14   Elect Mr. P.M. Tellier as a Director of the               Mgmt          For                            *
       Company who will serve until the end of the
       next annual shareholder meeting

1.15   Elect Mr. V.L. Young as a Director of the Company         Mgmt          For                            *
       who will serve until the end of the next annual
       shareholder meeting

2.     Appoint Deloitte & Touche LLP as the Auditor              Mgmt          For                            *

3.1    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        *
       Approve to forbid any commercial relationship
       with the External Auditor and its affiliates
       other than in connection with the auditing
       of BCE s financial statements

3.2    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        *
       Approve to limit the number of years during
       which an Independent Director may serve on
       the Board

3.3    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           For                            *
       Approve to implement a cumulative voting mechanism
       for the election of the Directors

3.4    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        *
       Approve to replace the Stock Option Plan with
       a Restricted Share Plan




--------------------------------------------------------------------------------------------------------------------------
 BELGACOM SA DE DROIT PUBLIC, BRUXELLES                                                      Agenda Number:  700673963
--------------------------------------------------------------------------------------------------------------------------
        Security:  B10414116
    Meeting Type:  AGM
    Meeting Date:  13-Apr-2005
          Ticker:
            ISIN:  BE0003810273
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.               Non-Voting    No vote

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve to renew for a period of 18 months as             Mgmt          For                            *
       from 14 APR 2005, the delegation of authority
       to the Board of Directors to acquire the maximum
       number of shares authorize by law at a price
       that may neither exceed 5% of the highest closing
       price of the 30 trading days preceding the
       transaction;  Authority expires on 25 SEP 2005
       ; and grant a new delegating at this meeting
       to avoid having to call a shareholders  meeting
       specifically for this point; and amend Article
       13, Paragraph 2 of the Articles of Association

2.     Amend the Articles of Association by insertion            Mgmt          For                            *
       of Article 39a as specified

3.     Approve to confer full powers on the General              Mgmt          For                            *
       Secretary, with subrogation rights, to coordinate
       the Articles of Association, in view of he
       foregoing resolution




--------------------------------------------------------------------------------------------------------------------------
 BELGACOM SA DE DROIT PUBLIC, BRUXELLES                                                      Agenda Number:  700674965
--------------------------------------------------------------------------------------------------------------------------
        Security:  B10414116
    Meeting Type:  AGM
    Meeting Date:  13-Apr-2005
          Ticker:
            ISIN:  BE0003810273
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 223420, DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Receive the Board of Directors  annual reports            Non-Voting    No vote
       relating to the annual financial statements
       and the consolidated annual financial statements
       as at 31 DEC 2004

2.     Receive the Board of Auditors  reports relating           Non-Voting    No vote
       to the annual financial statements and the
       consolidated annual financial statements as
       at 31 DEC 2004

3.     Approve the information provided by the Joint             Non-Voting    No vote
       Committee

4.     Approve the consolidated annual financial statements      Non-Voting    No vote
       as at 31 DEC 2004

5.     Approve the annual financial statements relating          Mgmt          For                            *
       to the FYE 31 DEC 2004, including the following
       appropriations of profits: profit for the year
       531,692,827.37; retained earnings from the
       previous year 195,735,722.67; profit to be
       allocated 727,428,550.04; other beneficiaries
       Employees  27,428,550.04; gross dividend for
       shares 700,000,000; a gross dividend of EUR
       1.93 per share, entitling beneficiaries to
       a net dividend of EUR 1.4 per share after withholding
       tax

6.     Grant discharge to Members of the Board of Directors      Mgmt          For                            *
       for their management during the FYE 31 DEC
       2004

7.     Grant discharge to Members of the Board of Auditors       Mgmt          For                            *
       for their duties during the FYE 31 DEC 2004

8.1    Approve to fix the allowances for Mr. Shaffer             Mgmt          For                            *
       s term as follows, upon the recommendations
       of the Appointments and Compensation Committee:
       an annual fixed allowance of EUR 25,000; Director
       s fees of EUR 5,000 per Board Meeting attended;
       Director s fees of EUR 2,500 per Board of Directors
       Consultative Committee attended; a lump sum
       allowance of EUR 2,000 per year as a refund
       of communication expenses

8.2    Approve to set the allowances for Mr. Dilissen            Mgmt          For                            *
       s term as follows, upon the recommendations
       of the Appointments and Compensation Committee:
       an annual fixed allowance of EUR 50,000; Director
       s fees of EUR 10,000 per Board Meeting attended;
       Director s fees of EUR 5,000 per Board of Directors
       Consultative Committee attended as Chairman;
       a lump sum allowance of EUR 4,000 per year
       as a refund of communication expenses; Mr.
       Dilissen is also authorised to use a car with
       a chauffeur for professional purposes only




--------------------------------------------------------------------------------------------------------------------------
 BHARAT HEAVY ELECTRICALS LTD                                                                Agenda Number:  700589887
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0882L117
    Meeting Type:  AGM
    Meeting Date:  28-Sep-2004
          Ticker:
            ISIN:  INE257A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            *
       of the Company as at 31 MAR 2004 and the profit
       and loss account for the FYE on the date together
       with the reports of the Directors and the Auditors
       thereon

2.     Declare a dividend                                        Mgmt          For                            *

3.     Re-appoint Mr. H.W. Bhatnagar as a Director,              Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Mr. C. Srinivasan as a Director,               Mgmt          For                            *
       who reties by rotation

5.     Re-appoint Mr. Sharad Upasani as a Director,              Mgmt          For                            *
       who retires by rotation

6.     Approve to fix the remuneration of the Auditors           Mgmt          For                            *

7.     Appoint Mr. Ramji Rai as a Director of the Company,       Mgmt          For                            *
       pursuant to the provisions of Section 257 of
       the Companies Act, 1956

8.     Appoint Mr. S.K. Jain as a Director of the Company,       Mgmt          For                            *
       pursuant to Section 257 of the Companies Act,
       1956

9.     Appoint Mr. A.H. Jung as a Director of the Company,       Mgmt          For                            *
       pursuant to the provisions of Section 257 of
       the Companies Act, 1956

10.    Appoint Mr. S.S. Supe as a Director of the Company,       Mgmt          For                            *
       pursuant to the provisions of Section 257 of
       the Companies Act, 1956

11.    Appoint Mr. Ranjan Pant as a Director of the              Mgmt          For                            *
       Company, pursuant to the provisions of Section
       257 of the Companies Act, 1956

12.    Appoint Mr. Vineet Nayyar as a Director of the            Mgmt          For                            *
       Company, pursuant to the provisions of Section
       257 of the Companies Act, 1956

13.    Appoint Mr. A.K. Puri as a Director of the Company,       Mgmt          For                            *
       pursuant to the provisions of Section 257 of
       the Companies Act, 1956

14.    Appoint Mr. Naresh Chaturvedi as a Director               Mgmt          For                            *
       of the Company, pursuant to the provisions
       of Section 257 of the Companies Act, 1956

15.    Appoint Mr. D.R.S. Chaudhary as a Director of             Mgmt          For                            *
       the Company, pursuant to the provisions of
       Section 257 of the Companies Act, 1956

S.16   Authorize the Board of Directors of the Company,          Mgmt          For                            *
       subject to the provisions of the Companies
       Act, 1956, the Securities and Exchange Board
       of India  Delisting of Securities  Guidelines,
       2003 and subject to such other approvals, permissions
       and sanctions, as may be necessary, to delist
       its equity shares from the Stock Exchanges
       viz., the Delhi Stock Exchange Association
       Ltd., New Delhi, the Stock Exchange, Ahmedabad,
       the Madras Stock Exchange Ltd., Chennai and
       the Calcutta Stock Exchange Association Ltd.,
       Kolkata at such time as the Board may decide,
       without giving an exit option to the shareholders
       of the region of the Stock Exchanges where
       they are situated, as the Company s shares
       would continue to be listed with the Stock
       Exchange, Mumbai  BSE  and the National Stock
       Exchange of India Limited  NSE ; and authorize
       the Board of Directors or any Committee, for
       the purpose of giving effect to this resolution,
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary for such purpose and with power on
       behalf of the Company to settle any questions,
       difficulties or doubts that may arise in this
       regard without requiring the Board to secure
       any further consent or approval of the Members
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 BHP BILLITON PLC                                                                            Agenda Number:  700592579
--------------------------------------------------------------------------------------------------------------------------
        Security:  G10877101
    Meeting Type:  AGM
    Meeting Date:  25-Nov-2004
          Ticker:
            ISIN:  GB0000566504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for BHP Billiton         Mgmt          For                            *
       Limited for the YE 30 JUN 2004, together with
       the Directors  report and the Auditors  report

2.     Receive the financial statements for BHP Billiton         Mgmt          For                            *
       PLC for the YE 30 JUN 2004, together with the
       Directors  report and the Auditors  report

3.     Re-elect Mr. D.R. Argus as a Director of BHP              Mgmt          For                            *
       Billiton Limited, who retires by rotation

4.     Re-elect Mr. D.R. Argus as a Director of BHP              Mgmt          For                            *
       Billiton PLC, who retires by rotation

5.     Re-elect Mr. D.A. Crawford as a Director of               Mgmt          For                            *
       BHP Billiton Limited, who retires by rotation

6.     Re-elect Mr. D.A. Crawford as a Director of               Mgmt          For                            *
       BHP Billiton PLC, who retires by rotation

7.     Re-elect Mr. C.W. Goodyear as a Director of               Mgmt          For                            *
       BHP Billiton Limited, who retires by rotation

8.     Re-elect Mr. C.W. Goodyear as a Director of               Mgmt          For                            *
       BHP Billiton PLC, who retires by rotation

9.     Re-elect Dr. J.M. Schubert as a Director of               Mgmt          For                            *
       BHP Billiton Limited, who retires by rotation

10.    Re-elect Dr. J.M. Schubert as a Director of               Mgmt          For                            *
       BHP Billiton PLC, who retires by rotation

11.    Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            *
       BHP Billiton PLC and authorize the Directors
       to agree their remuneration

12.    Approve to renew the authority and power to               Mgmt          For                            *
       allot relevant securities conferred on the
       Directors by Article 9 of BHP Billiton PLC
       s Articles of Association for the period ending
       on the earlier of: i) 24 FEB 2006; and ii)
       the later of the AGM of BHP Billiton Limited
       and the AGM of BHP Billiton PLC in 2005, and
       for such period the Section 80 amount (under
       the United Kingdom Companies Act 1985) shall
       be USD 265,926,499.00

S.13   Approve to renew the authority and power to               Mgmt          For                            *
       allot equity securities for cash conferred
       on the Directors by Article 9 of BHP Billiton
       PLC s Articles of Association for the period
       ending on the earlier of: i) 24 FEB 2006; and
       ii) the later of the AGM of BHP Billiton Limited
       and the AGM of BHP Billiton PLC in 2005, and
       for such period the Section 89 amount  under
       the United Kingdom Companies Act 1985  shall
       be USD 61,703,675.00

S.14   Authorize BHP Billiton PLC, in accordance with            Mgmt          For                            *
       Article 6 of its Articles of Association and
       Section 166 of the United Kingdom Companies
       Act 1985, to make market purchases  Section
       163 of that Act  of up to 246,814,700  10%
       of issued share capital of the BHP Billiton
       PLC  ordinary shares of USD 0.50 nominal value
       each in the capital of BHP Billiton PLC  Shares
       , at a minimum price of USD 0.50 and not more
       than 5% above the average of the middle market
       quotations for a share taken from the London
       Stock Exchange Daily Official List for the
       five business days immediately preceding the
       date of purchase of the shares;  Authority
       expires on the earlier of 24 MAY 2006 and the
       later of the AGM of BHP Billiton Limited and
       the AGM of BHP Billiton PLC in 2005 provided
       that BHP Billiton PLC may enter into a contract
       for the purchase of shares before the expiry
       of this authority which would or might be completed
       wholly or partly after such expiry

15.    Approve the remuneration report for the YE 30             Mgmt          For                            *
       JUN 2004

       PLEASE NOTE THAT ANY VOTES CAST ON RESOLUTIONS            Non-Voting    No vote
       16 TO 19 BY MR. C.W. GOODYEAR AND MR. M. SALAMON
       AND ANY OTHER DIRECTOR WHO IS ELIGIBLE TO
       PARTICIPATE IN ANY EMPLOYEE INCENTIVE SCHEME
       OF EITHER BHP BILLITON LIMITED OR BHP BILLITON
       PLC (OF WHICH THERE ARE NONE) AND ANY OF THEIR
       ASSOCIATES WILL BE DISREGARDED. THANK YOU.

16.    Approve, subject to the passing of the Resolution         Mgmt          For                            *
       17, to: a) amend the BHP Billiton Limited Group
       Incentive Scheme and the principal terms as
       specified; and b) amend the BHP Billiton PLC
       Group Incentive Scheme and the principal terms
       as specified

17.    Approve, subject to the passing of the Resolution         Mgmt          For                            *
       17, to: a) amend the BHP Billiton Limited Group
       Incentive Scheme and the principal terms as
       specified; and b) amend the BHP Billiton PLC
       Group Incentive Scheme and the principal terms
       as specified

18.    Approve to grant the Deferred Shares and the              Mgmt          For                            *
       Options under the amended BHP Billiton Limited
       Group Incentive Scheme and to grant the Performance
       Shares under the BHP Billiton Limited Long
       Term Incentive Plan to Executive Director and
       Chief Executive Officer, Mr. C.W. Goodyear,
       in the manner as specified, including for the
       purpose of ASX Listing Rule 10.14

19.    Approve to grant the Deferred Shares and Options          Mgmt          For                            *
       under the amended BHP Billiton PLC Group Incentive
       Scheme and to grant the Performance Shares
       under the BHP Billiton PLC Long Term Incentive
       Plan to Executive Director and Group President
       Non-Ferrous Materials, Mr. M. Salamon, in the
       manner as specified, including for the purposes
       of ASX Listing Rule 10.14

       PLEASE NOTE THAT THIS IS A REVISION TO THE JOB            Non-Voting    No vote
       DUE TO A CHANGE IN THE STATUS OF THE MARKET
       INDICATORS. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BHP BILLITON PLC                                                                            Agenda Number:  700722312
--------------------------------------------------------------------------------------------------------------------------
        Security:  G10877101
    Meeting Type:  EGM
    Meeting Date:  13-Jun-2005
          Ticker:
            ISIN:  GB0000566504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Authorize the Directors to appropriate distributable      Mgmt          For                            *
       profits of the Company  as specified  to the
       payment of the final dividend 2004, on the
       Company s ordinary shares, of USD 0.095 per
       share paid on 22 SEP 2004 to shareholders at
       the close of business on 03 SEP 2004  the
       September 2004 Dividend  ; approve: to release
       any and all claims which the Company may have
       in respect of the payment of the September
       2004 Dividend against its shareholders who
       appeared on the register of members on the
       relevant record date and to enter a deed of
       release in favour of such members into by the
       Company in the form of the deed as specified;
       that any distribution involved in the giving
       of any such release in relation to the September
       2004 Dividend be made out of the profits appropriated
       to the September 2004 Dividend as aforesaid
       by reference to a record date identical to
       the record date for the September 2004 Dividend;
       and to release any and all the claims which
       the Company may have against its Directors
       both past and present  arising out of the
       payment of the September 2004 Dividend and
       to enter a deed of release in favour of the
       Company s Directors into by the Company in
       the form of the deed as specified

S.2    Approve to cancel the share premium account               Mgmt          For                            *
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 BNP PARIBAS                                                                                 Agenda Number:  700647576
--------------------------------------------------------------------------------------------------------------------------
        Security:  F1058Q238
    Meeting Type:  OGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  FR0000131104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU.

       PLEASE NOTE THAT THE MEETING HELD ON 03 MAY               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 18 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.1    Receive the reports of the Board of Directors             Mgmt          For                            *
       and the Statutory Auditors and approve the
       consolidated balance sheet and the consolidated
       financial statements for the YE 31 DEC 2004

O.2    Receive the reports of the Board of Directors             Mgmt          For                            *
       and the Statutory Auditors and approve the
       financial statements and the balance sheet
       for the YE 31 DEC 2004

O.3    Approve the appropriation of the profits as               Mgmt          For                            *
       follows: profits for the FY: EUR 3,281,771,448.69;
       prior retained earnings: EUR 7,114,262,360.48;
       total: EUR 10,396,033,809.17; to the special
       investment reserve: EUR 46,102,393.00; global
       dividend: EUR 1,770,438,404.00; carry forward
       account: EUR 8,579,493,012.17; the shareholders
       will receive a net dividend of EUR 2.00 per
       share this dividend will be paid on from 30
       MAY 2005

O.4    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       said report and the agreements referred to
       therein

O.5    Authorize the Board of Directors to trade in              Mgmt          For                            *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 75.00, maximum number of shares
       to be traded: 10% of the total number of shares
       comprising the capital of the company;  Authority
       expires at the end of 18 months ; approve to
       delegates all powers to the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

O.6    Ratify the co-optation by the Board of Director           Mgmt          For                            *
       of Mr. Jean-Francois Lepetit who replaces Mr.
       Jean-Marie Messier as a Director for the remainder
       of the latter s term of office, until the general
       meeting, which will deliberate upon the annual
       financial statements for FY 2007 and approve
       to renew the term of office of Mr. Jean-Francois
       Lepetit as a Director for a period of 3 years

O.7    Approve to renew the term of office of Mr. Gerhard        Mgmt          For                            *
       Cromme as a Director for a period of 3 years

O.8    Approve to renew the term of office of Mr. Francois       Mgmt          For                            *
       Grappotte as a Director for a period of 3 years

O.9    Approve to renew the term of office of Mrs.               Mgmt          For                            *
       Helene Ploix as a Director for a period of
       3 years

O.10   Approve to renew the term of office of Mr. Baudoin        Mgmt          For                            *
       Prot as a Director for a period of 3 years

O.11   Appoint Mrs. Loyola de Palacio del Valle-Lersundi         Mgmt          For                            *
       as a Director for a period of 3 years

O.12   Approve to award total annual fees of EUR 780,000.00      Mgmt          For                            *
       to the Board of Directors

O.13   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by law

E.14   Approve to delegate the Board of Directors all            Mgmt          For                            *
       powers to grant, in one or more transactions,
       to Officers and Employees of the Company and
       its subsidiaries, options giving the right
       either to subscribe for new shares in the Company,
       or to purchase existing shares purchased by
       the Company, it being provided that the options
       shall not give rights to a total number of
       shares, which shall exceed 1.5% of the Company
       s registered capital;  Authority expires at
       the end of 38 months ; approve to delegate
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.15   Approve to delegate all powers to the Board               Mgmt          For                            *
       of Directors to allocate, in one or in more
       transactions, either free existing shares purchased
       by the Company, or free shares to be issued,
       granted to employees and Officers of the Company
       or its subsidiaries , provided that the number
       of Shares shall not exceed 1.5% of the Company
       s registered capital the  Authority expires
       at the end of 38 months ; approve to delegate
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.16   Grant all powers to the Board of Directors to             Mgmt          For                            *
       reduce the share capital by canceling the shares
       held by the Company in connection with a stock
       repurchase plan, provided that the total number
       of shares cancelled in the 24 months does not
       exceed 10% of the capital;  Authority expires
       at the end of 18 months ; approve to delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.17   Amend Article of Association Number 7 relating            Mgmt          For                            *
       to the number of Directors elected by the employees

O.18   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by law

       Verification period in France is that period              Non-Voting    No vote
       during which the shares are blocked from being
       traded. It is 6 to 8 days prior to the meeting
       date and that once the shares are blocked the
       custodians have to wait till the meeting date
       is passed. Verification period is like soft
       blocking requesting the sub-custodians to unblock
       the shares.     Please make sure to incorporate
       the following comment to all outgoing French
       meetings:  A Verification Period exists in
       France.  Please see http://ics.adp.com/marketguide
       for complete information.  Verification Period:
       Registered Shares: 1 to 5 days prior to the
       meeting date, depends on company s by-laws.
       Bearer Shares: 6 days prior to the meeting
       date.    French Resident Shareowners must complete,
       sign and forward the Proxy Card directly to
       the sub custodian.  Please contact your Client
       Service Representative to obtain the necessary
       card, account details and directions.
       The following applies to Non-Resident Shareowners:
       Proxy Cards:  ADP will forward voting
       instructions to the Global Custodians that
       have become Registered Intermediaries, on ADP
       Vote Deadline Date.  In capacity as Registered
       Intermediary, the Global Custodian will sign
       the Proxy Card and forward to the local custodian.
       If you are unsure whether your Global Custodian
       acts as Registered Intermediary, please contact
       ADP.    Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 BOMBARDIER INC                                                                              Agenda Number:  700704580
--------------------------------------------------------------------------------------------------------------------------
        Security:  097751200
    Meeting Type:  AGM
    Meeting Date:  07-Jun-2005
          Ticker:
            ISIN:  CA0977512007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Elect Mr. Laurent Beaudoin as a Director                  Mgmt          For                            *

A.2    Elect Mr. Pierre Beaudoin as a Director                   Mgmt          For                            *

A.3    Elect Mr. Andr; B; Rard as a Director                     Mgmt          For                            *

A.4    Elect Mr. J.R. Andr; Bombardier as a Director             Mgmt          For                            *

A.5    Elect Mr. Janine Bombardier as a Director                 Mgmt          For                            *

A.6    Elect Mr. L. Denis Desautels as a Director                Mgmt          For                            *

A.7    Elect Mr. Michael J. Durham as a Director                 Mgmt          For                            *

A.8    Elect Mr. Jean-Louis Fontaine as a Director               Mgmt          For                            *

A.9    Elect Mr. Daniel Johnson as a Director                    Mgmt          For                            *

A.10   Elect Mr. Jean C. Monty as a Director                     Mgmt          For                            *

A.11   Elect Mr. Andr; Navarri as a Director                     Mgmt          For                            *

A.12   Elect Mr. James E. Perrella as a Director                 Mgmt          For                            *

A.13   Elect Mr. Carlos E. Represas as a Director                Mgmt          For                            *

A.14   Elect Mr. Federico Sada G. as a Director                  Mgmt          For                            *

A.15   Elect Mr. Heinrich Weiss as a Director                    Mgmt          For                            *

B.     Appoint Ernst & Young LLP, Chartered Accountants          Mgmt          For                            *
       as the Auditors

C.     Approve the shareholder proposal as specified             Shr           Against                        *




--------------------------------------------------------------------------------------------------------------------------
 BORAL LTD NEW                                                                               Agenda Number:  700592517
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q16969109
    Meeting Type:  AGM
    Meeting Date:  21-Oct-2004
          Ticker:
            ISIN:  AU000000BLD2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial reports, the Directors              Non-Voting    No vote
       report and the Auditors  reports for the YE
       30 JUN 2004

2.     Re-elect Mr. Ken Moss as a Director of the Company,       Mgmt          For                            *
       who retires by rotation in accordance with
       the Company s Constitution

3.     Re-elect Mr. Mark Rayner as a  Director of the            Mgmt          For                            *
       Company, who retires by rotation in accordance
       with the Company s Constitution

4.     Elect Mr. Richard Longes as a Director of the             Mgmt          For                            *
       Company

5.     Approve, for the purposes of ASX Listing Rule             Mgmt          For                            *
       10.14: (a) the grant by the Company to Mr.
       Rod Pearse, Chief Executive Officer and Managing
       Director, in respect of YE 30 JUN 2004, of
       options to subscribe for up to 350,000 fully
       paid ordinary shares in the Company under the
       Boral Senior Executive Option Plan and on the
       specified terms and the allotment to Mr. Pearse
       of ordinary shares in the Company pursuant
       to the exercise of those options; and (b) the
       offer by the Company to Mr. Rod Pearse of up
       to 120,000 fully paid ordinary shares in the
       Company under the Boral Senior Executive Performance
       Share Plan on the specified terms and the acquisition
       by the Company of those shares to be held for
       the benefit of Mr. Pearse and the transfer
       to Mr. Pearse of those shares

6.     Approve, for the purposes of Section 200E of              Mgmt          For                            *
       the Corporations Act, the termination payments
       which may become payable to Mr. Rod Pearse
       under the terms of an executive service contract
       entered into on 15 SEP 2004 between Mr. Pearse
       and the Company

7.     Approve, conditional upon Resolution 6 set out            Mgmt          For                            *
       in the notice of meeting of the Company dated
       17 SEP 2004 being passed and for the purposes
       of ASX Listing Rule 10.14: (a) the grant by
       the Company to Mr. Rod Pearse of options to
       subscribe for fully paid ordinary shares in
       the Company under the Boral Senior Executive
       Option Plan on the specified terms and the
       allotment to Mr. Pearse of ordinary shares
       in the Company pursuant to the exercise of
       those options; and (b) the offer by the Company
       to Mr. Rod Pearse of fully paid ordinary shares
       in the Company under the Boral Senior Executive
       Performance Share Plan in such number, at such
       times and on the specified terms and the acquisition
       by the Company of those shares to be held for
       the benefit of Mr. Pearse and the transfer
       to Mr. Pearse of those shares on the terms
       set out in the offer; and in each case as part
       of Mr. Pearse s remuneration in respect of
       the period from 01 JAN 2005 to 31 DEC 2009




--------------------------------------------------------------------------------------------------------------------------
 BOUYGUES, GUYANCOURT                                                                        Agenda Number:  700669015
--------------------------------------------------------------------------------------------------------------------------
        Security:  F11487125
    Meeting Type:  MIX
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  FR0000120503
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors,
       and approve the financial statements  showing
       a net profit of EUR 585,890,337.74  and the
       balance sheet for the YE 31 DEC 2004; and grant
       permanent discharge to the Directors for the
       performance of their duties during the said
       FY

O.2    Receive the reports of the Board of Directors             Mgmt          For                            *
       Chairman and the Statutory Auditors and the
       financial report of the Board of Directors
       and approve the consolidated financial statements
       showing a net profit of EUR 858,113,000.00
       for the said FY

O.3    Approve to appropriate the distributable profits          Mgmt          For                            *
       of EUR 628,343,867.62 as follows: special reserve
       on long-term capital gains: EUR 2,871,169.00;
       other reserves: EUR 100,000,000.00; distribution
       referring to the first net dividend: EUR 16,637,931.20
       EUR 0.05 net per share or investment certificate
       ; distribution referring to the additional
       dividend: EUR 232,931,036.80  EUR 0.70 net
       per share or investment certificate ; carry
       forward account: EUR: 275,903,730.62; the shareholders
       will receive a net dividend of EUR 0.75 per
       share and per investment certificate; this
       dividend will be paid on 04 MAY 2005

O.4    Approve that an amount of EUR 200,000,000.00              Mgmt          For                            *
       charged to the special reserve on long-term
       capital gains account will be transferred to
       the account entitled other reserves; consequently,
       the special reserve on long-term capital gains
       account will amount to EUR 183,615,274.88;
       grant all powers to the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

O.5    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L. 225-38 of
       the French Commercial Code, and approve the
       said report and the agreements referred to
       therein

O.6    Approve to renew the term of office of Mr. Michel         Mgmt          For                            *
       Rouger as a Director for a period of 3 years,
       provided that Resolution O.23 is approved

O.7    Appoint Mr. Thierry Jourdaine as a Director               Mgmt          For                            *
       Member of the Supervisory Board of one of the
       investment trusts owning some Company s shares
       for a period of 2 years

O.8    Appoint Mr. Jean-Michel Gras as a Director Member         Mgmt          For                            *
       of the Supervisory Board of one of the investment
       trusts owning some Company s shares, for a
       period of 2 years

O.9    Authorize the Board of Directors to trade in              Mgmt          For                            *
       the Company s shares in the stock market, as
       per the following conditions: maximum purchase
       price: EUR 60.00 per share or per investment
       certificate; minimum sale price: EUR 25.00
       per share or per investment certificate; the
       maximum number of shares to be traded shall
       not exceed 10% of the share capital;  Authority
       expires at the end of 18 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       this delegation of powers supersedes any and
       all earlier delegations to the same effect

O.10   Authorize the Board of Directors to increase              Mgmt          For                            *
       in one or more transactions, in France or abroad,
       with maintenance of the shareholders  preferential
       subscription right, the share capital by way
       of issuing Company s ordinary shares or securities
       giving access to ordinary shares of the Company
       or of another Company controlled more than
       50% by it; the maximum share capital increase
       in cash to be issued shall not exceed EUR 150,000,000.00;
       the maximum nominal amount of debt securities
       to be issued shall not exceed EUR 5,000,000,000.00;
       Authority expires at the end of 26 months
       ; this delegation of powers supersedes, for
       the fraction unused, any and all earlier delegations
       to the same effect; grant all powers to the
       Board of Directors to take all necessary measures
       and accomplish all necessary formalities

E.11   Authorize the Board of Directors in order to              Mgmt          For                            *
       increase the share capital, in one or more
       transactions and at its sole discretion, by
       a maximum nominal amount of EUR 4,000,000,000.00,
       by way of capitalizing retained earnings, income
       or additional paid-in capital, to be carried
       out through the issue of bonus shares or the
       raise of the par value of the existing shares;
       Authority expires at the end of 26 months
       ; this delegation of powers supersedes for
       the fraction unused any and all earlier delegations
       to the same effect; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

O.12   Authorize the Board of Directors to increase              Mgmt          For                            *
       in one or more transactions, in France or abroad,
       with waiver of the shareholders  preferential
       subscription right, the share capital by way
       of issuing Company s ordinary shares or securities
       giving access to ordinary shares of the Company
       or of another Company controlled more than
       50% by it; the maximum share capital increase
       to be issued shall not exceed EUR 150,000,000.00;
       the maximum nominal amount of debt securities
       to be issued shall not exceed EUR 5,000,000,000.00;
       Authority expires at the end of 26 months
       ; this delegation of powers supersedes, for
       the fraction unused, any and all earlier delegations
       to the same effect; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.13   Authorize the Board of Directors to increase              Mgmt          For                            *
       Company s shares to be issued, in the event
       of a capital increase, with or without shareholders
       preferential subscription rights, the total
       number of shares not exceeding 15% of the shares
       initially issued;  Authority expires at the
       end of 26 months

O.14   Authorize the Board of Directors to fix the               Mgmt          For                            *
       price of issue by way of public saving offer,
       by way of issuing, without the preferential
       registrations prescribed by law, shares or
       securities to be issued giving access to the
       share capital not exceeding 10% of the share
       capital;  Authority expires at the end of 26
       months ; authorize the Board of Directors to
       take all necessary measures and accomplish
       all necessary formalities

O.15   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital by a maximum nominal amount
       of 10% of the share capital in order in consideration
       for contributions in kind composed of equity
       shares securities giving access to the share
       capital;  Authority expires at the end of 26
       months ; it cancels and replaces for the fraction
       unused thereof, all earlier authorization to
       the same effect; authorize the Board of Directors
       take all necessary measure and accomplish all
       necessary formalities

E.16   Authorize the Board of Directors to increase              Mgmt          For                            *
       in one or more transactions, the share capital,
       without shareholders  preferential subscription
       rights;  Authority expires at end of 26 months
       and supersedes for the fraction unused thereof,
       any and all earlier delegations to the same
       effect; authorize the Board of Directors to
       take all necessary measures and accomplish
       all necessary formalities

O.17   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in one or more transactions,
       at its sole discretion, in favour of the Company
       s employees or of its subsidiaries  employees
       who are members of a Company Savings Plan;
       Authority expires at the end of 26 months
       and for an amount not exceeding 10% of the
       share capital; authorize the Board of Directors
       to take all necessary measures and all necessary
       formalities; this delegation of powers supersedes
       for the fraction unused thereof, any and all
       earlier delegations to the same effect

O.18   Authorize the Board of Directors to issue shares          Mgmt          For                            *
       consequently to securities issued by one of
       Bouygues  subsidiaries; the said securities
       giving access to ordinary shares of the Company;
       the ceiling of the nominal amount is similar
       to the one referred to in Resolution Number
       O.12 and shall count against the overall value
       set forth in Resolution Number O.10.  Authority
       expires at the end of 26 months ; this delegation
       of powers supersedes, for the fraction unused
       thereof, any and all earlier delegations to
       the same effect; authorize the board of d to
       take all necessary measures and accomplish
       all necessary formalities

E.19   Authorize the Board of Directors to freely allocate       Mgmt          For                            *
       in one or more transactions, the Company s
       existing shares or to be issued, to the profit
       of the Company and its subsidiaries  employees
       and Officers, the total number of shares not
       exceeding 10% of the registered capital;  Authority
       expires at the end of 38 months ; it cancels
       and replaces, for the fraction unused thereof,
       all earlier authorizations to the same effect;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

E.20   Authorize the Board of Directors to grant, in             Mgmt          For                            *
       one or more transactions, to the profit of
       the Company and its subsidiaries  employees
       and Officers, options giving the right ether
       to subscribe for new shares in the Company
       to be issued through a share capital increase,
       or to purchase existing shares purchased by
       the Company, the number of shares not exceeding
       the legal limits;  Authority expires at the
       end of 26 months ; it cance1s and replaces,
       for the fraction unused thereof, all earlier
       authorizations to the same Effect; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.21   Authorize the Board of Directors to issue, in             Mgmt          For                            *
       one or more transactions, in France or abroad,
       securities representing debt giving right to
       the allocation of debt securities, by a maximum
       nominal amount of EUR 5,000,000.00;  Authority
       expires at the end of 26 months ; this delegation
       of powers supersedes any and all earlier delegations
       to the same effect; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

O.22   Authorize the Board of Directors to reduce the            Mgmt          For                            *
       share capital in one or more transactions,
       by cancelling the shares held by the Company,
       provided that the total number of shares cancelled
       in the 24 months does not exceed 10% of the
       capital;  Authority expires at the end of 18
       months ; this delegation of powers supercedes
       any and all earlier delegations to the same
       effect; authorize the Board of Directors to
       take all necessary measures and accomplish
       all necessary formalities

O.23   Amend the 3 following Articles of Association:            Mgmt          For                            *
       Article Number 7 entitled share capital; Article
       Number 8.2 entitled identification of shareholders;
       Article Number 13.2 relating to the Directors
       terms of office

O.24   Authorize the Board of Directors to issue. in             Mgmt          For                            *
       one or more transactions, in France or abroad,
       preferential shares with no voting right and
       with the same rights as investment certificates,
       provided the maximum nominal amount shall not
       exceed EUR 10,000,000.00; debt instruments
       shall not exceed a maximum nominal amount of
       EUR 10,000.000.00;  Authority expires at the
       end of 18 months ; this delegation of powers
       supersedes any and all earlier delegations
       to the same effect; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

O.25   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of the present to
       accomplish all formalities, filings and general
       meeting proxy services




--------------------------------------------------------------------------------------------------------------------------
 BRAMBLES INDUSTRIES LTD                                                                     Agenda Number:  700596488
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q17481104
    Meeting Type:  AGM
    Meeting Date:  16-Nov-2004
          Ticker:
            ISIN:  AU000000BIL1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report, the Auditors               Mgmt          For                            *
       report and the financial statements for Brambles
       Industries Limited for the YE 30 JUN 2004

2.     Receive the reports and the accounts for Brambles         Mgmt          For                            *
       Industries PLC for the YE 30 JUN 2004

3.     Approve the Brambles  remuneration report for             Mgmt          For                            *
       the YE 30 JUN 2004

4.     Approve, for the purpose of Australian Stock              Mgmt          For                            *
       Exchange Listing Rule 10.17 and for all purposes,
       to increase the maximum permissible annual
       remuneration for the Non-Executive Directors
       of Brambles Industries Limited by AUD 1,000,000
       from AUD 2,000,000 to AUD 3,000,000  inclusive
       of any remuneration paid to those Directors
       by Brambles Industries PLC or by any subsidiary
       of Brambles Industries Limited or Brambles
       Industries PLC for their services

5.     Approve, for all purposes, to increase the maximum        Mgmt          For                            *
       permissible annual remuneration for the Non-Executive
       Directors of Brambles Industries PLC by AUD
       450,000 from AUD 7500,000 to AUD 1,200,000
       inclusive of any remuneration paid to those
       Directors by Brambles Industries Limited or
       by any subsidiary of Brambles Industries PLC
       or Brambles Industries Limited for their services

6.     Elect Mr. M.F. Ihlein as a Director to the Board          Mgmt          For                            *
       of Brambles Industries Limited

7.     Elect Mr. M.F. Ihlein as a Director to the Board          Mgmt          For                            *
       of Brambles Industries PLC

8.     Elect Mr. S.P. Johns as a Director to the Board           Mgmt          For                            *
       of Brambles Industries Limited

9.     Elect Mr. S.P. Johns as a Director to the Board           Mgmt          For                            *
       of Brambles Industries PLC

10.    Elect Mr. J. Nasser AO as a Director to the               Mgmt          For                            *
       Board of Brambles Industries Limited

11.    Elect Mr. J. Nasser AO as a Director to the               Mgmt          For                            *
       Board of Brambles Industries PLC

12.    Re-elect Mr. M.D.I. Burrows as a Director to              Mgmt          For                            *
       the Board of Brambles Industries Limited

13.    Re-elect Mr. M.D.I. Burrows as a Director to              Mgmt          For                            *
       the Board of Brambles Industries PLC

14.    Re-elect Mr. D.J. Turner as a Director to the             Mgmt          For                            *
       Board of Brambles Industries Limited

15.    Re-elect Mr. D.J. Turner as a Director to the             Mgmt          For                            *
       Board of Brambles Industries PLC

16.    Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *
       of Brambles Industries PLC until the conclusion
       of the next general meeting

17.    Authorize the Directors to agree the Auditors             Mgmt          For                            *
       fees

18.    Approve to renew the authority given to Directors         Mgmt          For                            *
       to allot relevant securities by Article 7 of
       Brambles Industries PLC s Articles of Association,
       until the end of the AGM to be held in 2005
       and for that period the Section 80 amount shall
       be GBP 8,810,219

19.    Approve to renew the authority given to Directors         Mgmt          For                            *
       to allot equity securities for cash by Article
       7 of Brambles Industries PLC s Articles of
       Association, until the end of the AGM to be
       held in 2005 and for that period the Section
       89 amount shall be GBP 1,809,485

20.    Authorize Brambles Industries PLC generally               Mgmt          For                            *
       and unconditionally to make market purchases
       Section 163(3) of the UK Companies Act 1985
       of up to 72,379,561 ordinary shares of 5 pence
       each in the capital of the Company, at a maximum
       price equal to the nominal value and equal
       to 105% above the average middle market quotations
       for ordinary shares derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       at the conclusion of the AGM of Brambles Industries
       PLC to be held in 2005 ; the Company, before
       the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

21.    Approve, for all purposes  including as an exception      Mgmt          For                            *
       to Australian Stock Exchange Listing Rule 7.1
       , the Brambles Industries Limited 2004 Performance
       Share Plan, the principal terms as specified,
       and the issue of shares under that plan

22.    Approve, for all purposes  including as an exception      Mgmt          For                            *
       to Australian Stock Exchange Listing Rule 7.1
       , the Brambles Industries PLC 2004 Performance
       Share Plan, the principal terms as specified,
       and the issue of shares under that plan

23.    Authorize the Board to establish further plans            Mgmt          For                            *
       based on the Brambles Industries Limited 2004
       Performance Share Plan or the Brambles Industries
       PLC 2004 Performance Share Plan  the Plans
       but modified to take account of local tax,
       exchange control or securities laws in territories
       outside the UK or Australia, provided that
       any shares made available under such further
       plans are treated as counting against the limits
       on individual or overall participation in the
       Plans

24.    Approve, for all purposes including for the               Mgmt          For                            *
       purpose of Australian Stock Exchange Listing
       Rule 10.14, the participation by Mr. M.F. Ihlein,
       until 23 NOV 2007, in the Brambles Industries
       Limited 2004 Performance Share Plan in the
       manner as specified

25.    Approve, for all purposes including for the               Mgmt          For                            *
       purpose of Australian Stock Exchange Listing
       Rule 10.14, the participation by Mr. D.J. Turner,
       until 23 NOV 2007, in the Brambles Industries
       Limited 2004 Performance Share Plan in the
       manner as specified




--------------------------------------------------------------------------------------------------------------------------
 BRAMBLES INDUSTRIES PLC                                                                     Agenda Number:  700604146
--------------------------------------------------------------------------------------------------------------------------
        Security:  G1307R101
    Meeting Type:  AGM
    Meeting Date:  23-Nov-2004
          Ticker:
            ISIN:  GB0030616733
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report, Auditors  report           Mgmt          For                            *
       and the financial statements for Brambles Industries
       Limited for the YE 30 JUN 2004

2.     Receive the reports and accounts for Brambles             Mgmt          For                            *
       Industries PLC for the YE 30 JUN 2004

3.     Approve the Brambles remuneration report for              Mgmt          For                            *
       the YE 30 JUN 2004

4.     Approve, for all purposes including for the               Mgmt          For                            *
       purpose of Australian Stock Exchange Listing
       Rule 10.17, to increase the maximum permissible
       annual remuneration for the Non-Executive Directors
       of Brambles Industries Limited by AUD 1,000,000
       from AUD 2,000,000 to AUD 3,000,000  which
       amount will include any remuneration paid to
       those Directors by Brambles Industries PLC
       or by any subsidiary of Brambles Industries
       Limited or Brambles Industries PLC for their
       services

5.     Approve, for all purposes, to increase the maximum        Mgmt          For                            *
       permissible annual remuneration for the Non-Executive
       Directors of Brambles Industries PLC by AUD
       450,000 from AUD 750,000 to AUD 1,200,000
       which amount will include any remuneration
       paid to those Directors by Brambles Industries
       Limited or by any subsidiary of Brambles Industries
       PLC or Brambles Industries Limited for their
       services

6.     Elect Mr. M. F. Ihlein to the Board of Brambles           Mgmt          For                            *
       Industries Limited

7.     Elect Mr. M F. Ihlein to the Board of Brambles            Mgmt          For                            *
       Industries PLC

8.     Elect Mr. S. P. Johns to the Board of Brambles            Mgmt          For                            *
       Industries Limited

9.     Elect Mr. S. P. Johns to the Board of Brambles            Mgmt          For                            *
       Industries PLC

10.    Elect Mr. J. Nasser AO to the Board of Brambles           Mgmt          For                            *
       Industries Limited

11.    Elect Mr. J. Nasser AO to the Board of Brambles           Mgmt          For                            *
       Industries PLC

12.    Re-elect Mr. M.D.I. Burrows to the Board of               Mgmt          For                            *
       Brambles Industries Limited

13.    Re-elect Mr. M.D.I. Burrows to the Board of               Mgmt          For                            *
       Brambles Industries PLC

14.    Re-elect Mr. D.J. Turner to the Board of Brambles         Mgmt          For                            *
       Industries Limited

15.    Re-elect Mr. D.J. Turner to the Board of Brambles         Mgmt          For                            *
       Industries PLC

16.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of Brambles Industries PLC until the
       conclusion of next general meeting at which
       accounts are laid before that Company

17.    Authorize the Directors to agree the Auditors             Mgmt          For                            *
       fees

18.    Approve to renew the authority given to the               Mgmt          For                            *
       Directors by Article 7 of Brambles Industries
       PLC s Articles of Association to allot relevant
       securities and Section 80 amount shall be GBP
       8,810,219;  Authority expires at the conclusion
       of the AGM in 2005

S.19   Approve to renew the authority given to the               Mgmt          For                            *
       Directors by Article 7 of Brambles Industries
       PLC s Articles of Association to allot equity
       securities for cash and Section 89 amount will
       be 1,809,485;  Authority expires at the conclusion
       of the AGM in 2005

S.20   Authorize the Brambles Industries PLC to make             Mgmt          For                            *
       market purchases  Section 163(3) of the UK
       Companies Act 1985  of up to 72,379,561 ordinary
       shares of 5 pence each  Ordinary Shares , at
       a at a minimum price of 5 pence and up to an
       amount equal to 105% of the average middle
       market quotations for an ordinary shares derived
       from the London Stock Exchange Daily Official
       List, for the 5 business days preceding the
       date of purchase;  Authority expires at the
       conclusion of the AGM of the Company in 2005
       ; except the Brambles Industries PLC may make
       a purchase of any ordinary share after this
       authority ends if the contract for purchase
       was entered into before it ended

21.    Approve the Brambles Industries Limited 2004              Mgmt          For                            *
       Performance Share Plan, for all purposes  including
       as an exception to Australian Stock Exchange
       Listing Rule 7.1

22.    Approve the Brambles Industries PLC 2004 Performance      Mgmt          For                            *
       Share Plan, for all purposes  including as
       an exception to Australian Stock Exchange Listing
       Rule 7.1

23.    Authorize the Board to establish further plans            Mgmt          For                            *
       based on the Brambles Industries Limited 2004
       Performance Share Plan or the Brambles Industries
       PLC 2004 Performance Share Plan  the Plans
       but modified to take account of local tax,
       exchange control or securities laws in territories
       outside the UK or Australia, provided that
       any shares made available under such further
       plans are treated as counting against the limits
       on individual or over all participation in
       the Plans

24.    Approve, for all purposes and for the purpose             Mgmt          For                            *
       of Australian Stock Exchange Listing Rule 10.14,
       the participation by Mr. M.F. Ihlein in the
       Brambles Industries Limited 2004 Performance
       Share Plan until 23 NOV 2004

25.    Approve, for all purposes and for the purpose             Mgmt          For                            *
       of Australian Stock Exchange Listing Rule 10.14,
       the participation by Mr. D.J. Turner in the
       Brambles Industries Limited 2004 Performance
       Share Plan

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BRASCAN CORP                                                                                Agenda Number:  700681148
--------------------------------------------------------------------------------------------------------------------------
        Security:  10549P606
    Meeting Type:  MIX
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  CA10549P6066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the annual report to the shareholders,            Non-Voting    No vote
       including the consolidated financial statements
       of the Corporation for the FYE 31 DEC 2004
       together with the Auditors  report thereon

S.1    Amend the Articles of the Corporation to reduce           Mgmt          For                            *
       the number of the Directors from 16 to 14

2.1    Elect Mr. William A. Dimma  as a Director for             Mgmt          For                            *
       the ensuing year

2.2    Elect Mr. Lance Liebman as a Director for the             Mgmt          For                            *
       ensuing year

2.3    Elect Mr. Philip B. Lind as a Director for the            Mgmt          For                            *
       ensuing year

2.4    Elect Honourable Roy MacLaren as a Director               Mgmt          For                            *
       for the ensuing year

2.5    Elect Mr. G. Wallace F. McCain as a Director              Non-Voting    No vote
       for the ensuing year

2.6    Elect Dr. Jack M. Mintz as a Director for the             Mgmt          For                            *
       ensuing year

2.7    Elect Mr. George S. Taylor as a Director for              Mgmt          For                            *
       the ensuing year

3.     Appoint Deloitte & Touche LLP as the Auditors             Mgmt          For                            *
       of the Corporation to hold office until the
       next annual Meeting of shareholders, and authorize
       the Directors to fix the remuneration to be
       paid to the Auditors

       Transact such other business                              Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BRIDGESTONE CORP                                                                            Agenda Number:  700659797
--------------------------------------------------------------------------------------------------------------------------
        Security:  J04578126
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  JP3830800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the proposal of profit appropriation              Mgmt          For                            *
       for No. 86 Term : dividends for the current
       term has been proposed as JPY 11 per share
       JPY 19 on a yearly basis

2.     Approve the acquisition of Company s own shares:          Mgmt          For                            *
       the Company shall acquire up to 24,000,000
       of its own shares  up to JPY 50,000,000,000
       in value  in accordance with Commercial Code
       210

3.     Approve the partial amendments to the Company             Mgmt          For                            *
       s Articles of Incorporation: the Company s
       number of issued and outstanding shares will
       be changed to 1,470,000,000 from the present
       1,500,000,000

4.1    Elect Mr. Shigeo Watanabe as a Director                   Mgmt          For                            *

4.2    Elect Mr. Shoushi Arakawa as a Director                   Mgmt          For                            *

4.3    Elect Mr. Masaharu Oku as a Director                      Mgmt          For                            *

4.4    Elect Mr. Tatsuya Okajima as a Director                   Mgmt          For                            *

4.5    Elect Mr. Giichi Miyakawa as a Director                   Mgmt          For                            *

4.6    Elect Mr. Mark A. Emkes as a Director                     Mgmt          For                            *

4.7    Elect Mr. Akira Inoue as a Director                       Mgmt          For                            *

4.8    Elect Mr. Tomoyuki Izumisawa as a Director                Mgmt          For                            *

4.9    Elect Mr. Shouji Mizuochi as a Director                   Mgmt          For                            *

4.10   Elect Mr. Yasuo Asami as a Director                       Mgmt          For                            *

5.     Elect Mr. Yukio Kanai as a Statutory Auditor              Mgmt          For                            *

6.     Grant retirement allowances to, Mr. Akira Sonoda,         Mgmt          Abstain                        *
       Mr. Isao Togashi and Mr. Hiroshi Kanai, the
       retiring Directors and Mr. Katsunori Yamaji,
       a retired Statutory Auditor

7.     Approve the assignment of free subscription               Mgmt          For                            *
       rights: the Company has proposed to give free
       share subscription rights to its Directors
       and employees as stock option in accordance
       with Commercial Code 280-20 and 280-21

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BRITISH SKY BROADCASTING GROUP PLC                                                          Agenda Number:  700601455
--------------------------------------------------------------------------------------------------------------------------
        Security:  G15632105
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2004
          Ticker:
            ISIN:  GB0001411924
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            *
       the YE 30 JUN 2004, together with the reports
       of the Directors  and the Auditors  thereon

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Elect Mr. Jeremy Darroch as a Director                    Mgmt          For                            *

4.     Elect Mr. Nicholas Ferguson as a Director                 Mgmt          For                            *

5.     Elect Mr. Andrew Higginson as a Director                  Mgmt          For                            *

6.     Elect Mr. Lord Rothschild as a Director                   Mgmt          For                            *

7.     Re-appoint Mr. Jacques Nasser as a Director               Mgmt          For                            *

8.     Re-appoint Mr. Gail Rebuck as a Director                  Mgmt          For                            *

9.     Re-appoint Mr. Arthur Siskind as a Director               Mgmt          For                            *

10.    Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            *
       and authorize the Directors to agree their
       remuneration

11.    Receive the report on the Directors  remuneration         Mgmt          For                            *
       for the YE 30 JUN 2004

12.    Authorize the Company, in accordance with the             Mgmt          For                            *
       Section 347C of the Companies Act 1985 as amended
       the Act , to make donations to political organizations,
       as defined in Section 347A of the Act, not
       exceeding GBP 100,000 in total and to incur
       the EU political expenditure, as defined in
       Section 347A of the Act not exceeding GBP 100,000
       in total for the relevant period provided that
       the authorized sum referred above may be compromised
       at on or more amounts in different currencies
       which for the purpose of calculating the said
       sum shall be converted into pounds sterling
       at the exchange rate published in the London
       edition of the Financial Times on the day on
       which the relevant donation is trade or expenditure
       incurred;  Authority expires earlier the date
       on 31 DEC 2005 or at the conclusion of AGM
       of the Company to be held in 2005

13.    Authorize the Directors, pursuant and in accordance       Mgmt          For                            *
       with the Section 80 of the Companies Act 1985
       as amended, to allot relevant securities up
       to an aggregate nominal amount of GBP 320,000,000
       being approximately 33% of the nominal issued
       ordinary share capital ;  Authority expires
       at the conclusion of the next AGM of the Company
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.14   Authorize the Directors, subject to the passing           Mgmt          For                            *
       of Resolution 13 and pursuant to Section 95
       of the Companies Act 1985, to allot equity
       securities  Section 94  for cash pursuant to
       and during the period of the authority conferred
       by Resolution 13, disapplying the statutory
       pre-emption rights  Section 89(1) , provided
       that this power is limited to the allotment
       of equity securities: a) in connection with
       a rights issue; b) up to an aggregate nominal
       amount of GBP 48,500,000  approximately 5%
       of the nominal issued ordinary share capital
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.15   Authorize the Company to make market purchases            Mgmt          For                            *
       Section 163(3)  of up to 97,000,000 ordinary
       shares of 50 pence each in the capital of the
       Company  equivalent to nominal value of each
       share , at a minimum price of 50 pence and
       up to 105% of the average middle market quotations
       for such shares derived from the Daily Official
       List of the London Stock Exchange, over the
       previous 5 business days;  Authority expires
       on the date which is 12 months from the date
       of this resolution ; the Company, before the
       expiry, may make a contract to purchase ordinary
       shares which will or may be executed wholly
       or partly after such expiry

16.    Approve the arrangements, as specified relating           Mgmt          For                            *
       to the authority to be given to the Company
       to make market purchases of ordinary shares
       of 50 pence each in its capital, for the purposes
       of the dispensation provisions under Rule 9
       of the City Code on Takeovers and Mergers in
       relation to News UK Nominees Limited  and any
       persons acting in concert with it

17.    Authorize the Directors to extend the British             Mgmt          For                            *
       Sky Broadcasting Group Executive Share Option
       Scheme  Executive Share Option Scheme  for
       a further period from 10 years from the date
       of this resolution including making the alteration
       in as specified; authorize the Directors to
       establish any further schemes for overseas
       employees similar to the Executive Share Option
       Scheme but modified to take account of local
       tax and securities laws but so that all shares
       allocated count against the limits set out
       in the Executive Share Option Scheme

18.    Authorize the Directors to extend the British             Mgmt          For                            *
       Sky Broadcasting Group Sharesave Scheme  Sharesave
       Scheme  for a further period from 10 years
       from the date of this resolution including
       making the alteration in as specified; authorize
       the Directors to establish any further schemes
       for overseas employees similar to the Sharesave
       Scheme but modified to take account of local
       tax and securities laws but so that all shares
       allocated count against the limits set out
       in the Sharesave Scheme




--------------------------------------------------------------------------------------------------------------------------
 BT GROUP PLC                                                                                Agenda Number:  700536672
--------------------------------------------------------------------------------------------------------------------------
        Security:  G16612106
    Meeting Type:  AGM
    Meeting Date:  14-Jul-2004
          Ticker:
            ISIN:  GB0030913577
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and reports of the Directors         Mgmt          For                            *
       and the Auditors for the YE 31 MAR 2004

2.     Approve the Director s remuneration report for            Mgmt          For                            *
       the YE 31 MAR 2004

3.     Declare a final dividend of 5.3 pence per share           Mgmt          For                            *
       payable on 06 SEP 2004 to holders of ordinary
       shares registered on 06 AUG 2004

4.     Re-elect Sir. Christopher Bland as a Director             Mgmt          For                            *

5.     Re-elect Mr. Andy Green as a Director                     Mgmt          For                            *

6.     Re-elect Mr. Ian Livingston as a Director                 Mgmt          For                            *

7.     Re-elect Mr. John Nelson as a Director                    Mgmt          For                            *

8.     Re-elect PricewaterhouseCoopers LLP as Auditors           Mgmt          For                            *
       of the Company until the conclusion of the
       next general meeting at which accounts are
       laid before the Company and their remuneration
       be fixed by the Directors

9.     Authorize the Directors, by Article 74 of the             Mgmt          Against                        *
       Company s Articles of Association and for Section
       80 of the Companies Act 1985, to allot unissued
       shares up to an aggregate nominal value of
       GBP 142 million, equal to 33% of the issued
       share capital  excluding treasury shares of
       the Company;  Authority expires the earlier
       of the 13 OCT 2005 or 15 months

S.10   Authorize the Directors, pursuant to the authority        Mgmt          Against                        *
       conferred by Article 74 of the Company s Articles
       of Association to allot treasury shares for
       cash, disapplying the statutory pre-emption
       rights, provided that this power is limited
       to the allotment of equity securities: a) in
       connection with a rights issue as an offer
       in favor of ordinary shareholders; b) up to
       an aggregate nominal amount of GBP 22 million
       5% of the Company s issued share capital ;
       Authority expires the earlier of the 13 OCT
       2005 or 15 months ; and the Directors may allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

S.11   Authorize the Company, to make market purchases           Mgmt          For                            *
       Section 163(3) of the Companies 1985  of up
       to a maximum number of 859 million shares of
       5p each in the capital of the Company, at a
       minimum price of 5p and up to 105% of the average
       middle market quotations of shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the close of the AGM
       of the Company or 13 OCT 2005 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

12.    Authorize the British Telecommunications PLC,             Mgmt          For                            *
       to make donations to EU political organizations,
       not exceeding GBP 1,00,000 in total;  Authority
       expires at the conclusion of AGM in 2005




--------------------------------------------------------------------------------------------------------------------------
 CANADIAN NAT RES LTD                                                                        Agenda Number:  700676010
--------------------------------------------------------------------------------------------------------------------------
        Security:  136385101
    Meeting Type:  MIX
    Meeting Date:  05-May-2005
          Ticker:
            ISIN:  CA1363851017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the annual report of the Corporation              Non-Voting    No vote
       to the shareholders, the consolidated financial
       statements, and the report of the Auditors,
       for the FYE 31 DEC 2004

1.1    Elect Ms. Catherine M. Best as a Director, until          Mgmt          For                            *
       the next AGM

1.2    Elect Mr. N. Murray Edwards as a Director, until          Mgmt          For                            *
       the next AGM

1.3    Elect Ambassador Gordon D. Giffin as a Director,          Mgmt          For                            *
       until the next AGM

1.4    Elect Mr. John G. Langille as a Director, until           Mgmt          For                            *
       the next AGM

1.5    Elect Mr. Keith A.J. MacPhail as a Director,              Mgmt          For                            *
       until the next AGM

1.6    Elect Mr. Allan P. Markin as a Director, until            Mgmt          For                            *
       the next AGM

1.7    Elect Mr. James S. Palmer as a Director, until            Mgmt          For                            *
       the next AGM

1.8    Elect Mr. Eldon R. Smith as a Director, until             Mgmt          For                            *
       the next AGM

1.9    Elect Mr. David A. Tuer as a Director, until              Mgmt          For                            *
       the next AGM

2.     Re-appoint PricewaterhouseCoopers LLP  PWC                Mgmt          For                            *
       as the Corporation s Independent Auditors for
       the ensuing year at a remuneration to be fixed
       by the Audit Committee of the Board of Directors

S.3    Amend, pursuant to Section 173(1)(f) of the               Mgmt          For                            *
       Business Corporations Act  Alberta , the Articles
       of the Corporation to divide the issued and
       outstanding common shares on a two-for-one
       basis; and authorize the proper Officers of
       the Corporation to execute all such instruments
       and to do all such acts and things, as they,
       in their discretion, determine to be necessary
       or advisable in order to properly implement
       and give effect to the foregoing; and the directors
       of the Corporation may, in their discretion,
       without further approval of the shareholders,
       revoke this Special Resolution at any time
       before the issuance of a Certificate of Amendment
       in respect of the foregoing

       Transact other business                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CANON INC                                                                                   Agenda Number:  700655624
--------------------------------------------------------------------------------------------------------------------------
        Security:  J05124144
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  JP3242800005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve the profit appropriation for No. 104              Mgmt          For                            *
       term: dividends for the current term has been
       proposed as JYP40 per share  JYP65 on a yearly
       basis

2      Amend the Company s Articles of Incorporation             Mgmt          For                            *

3.1    Elect Mr. Fujio Mitarai as a Director                     Mgmt          For                            *

3.2    Elect Mr. Yukio Yamashita as a Director                   Mgmt          For                            *

3.3    Elect Mr. Toshizou Tanaka as a Director                   Mgmt          For                            *

3.4    Elect Mr. Tsuneji Uchida as a Director                    Mgmt          For                            *

3.5    Elect Mr. Yuusuke Emura as a Director                     Mgmt          For                            *

3.6    Elect Mr. Nobuyoshi Tanaka as a Director                  Mgmt          For                            *

3.7    Elect Mr. Junji Ichikawa as a Director                    Mgmt          For                            *

3.8    Elect Mr. Hajime Tsuruoka as a Director                   Mgmt          For                            *

3.9    Elect Mr. Akiyoshi Moroe as a Director                    Mgmt          For                            *

3.10   Elect Mr. Kunio Watanabe as a Director                    Mgmt          For                            *

3.11   Elect Mr. Hironori Yamamoto as a Director                 Mgmt          For                            *

3.12   Elect Mr. Youroku Adachi as a Director                    Mgmt          For                            *

3.13   Elect Mr. Yasuo Mitsuhashi as a Director                  Mgmt          For                            *

3.14   Elect Mr. Katsuichi Shimizu as a Director                 Mgmt          For                            *

3.15   Elect Mr. Ryouichi Bamba as a Director                    Mgmt          For                            *

3.16   Elect Mr. Tomonori Iwashita as a Director                 Mgmt          For                            *

3.17   Elect Mr. Toshio Homma as a Director                      Mgmt          For                            *

3.18   Elect Mr. Shigeru Imaiida as a Director                   Mgmt          For                            *

3.19   Elect Mr. Massahiro Oosawa as a Director                  Mgmt          For                            *

3.20   Elect Mr. Keijirou Yamszaki as a Director                 Mgmt          For                            *

3.21   Elect Mr. Shunichi Uzawa as a Director                    Mgmt          For                            *

3.22   Elect Mr. Masaki Nakaoka as a Director                    Mgmt          For                            *

3.23   Elect Mr. Toshiyuki Komatsu as a Director                 Mgmt          For                            *

3.24   Elect Mr. Shigeyuki Matsumoto as a Director               Mgmt          For                            *

3.25   Elect Mr. Haruhisa Honda as a Director                    Mgmt          For                            *

4      Grant retirement allowances to the retiring               Mgmt          Abstain                        *
       Directors: Mr. Kinya Uchida and Mr. Ikuo Souma
       according to the Company Rule

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA.  IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CATHAY FINANCIAL HOLDING COMPANY LTD                                                        Agenda Number:  700664279
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y11654103
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2005
          Ticker:
            ISIN:  TW0002882008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Approve to report the business operation result           Mgmt          For                            *
       of the FY 2004

1.2    Approve the Supervisors review the financial              Mgmt          For                            *
       reports of the FY

2.1    Ratify the financial reports of the FY 2004               Mgmt          For                            *

2.2    Ratify the net profit allocation of FY 2004;              Mgmt          For                            *
       cash  dividend: TWD 2.5 per share

3.1    Approve to relieve restrictions on the Directors          Mgmt          Abstain                        *
       as the Directors of other Companies

3.2    Amend the Company Articles                                Mgmt          Abstain                        *

4.     Others and extraordinary motions                          Other         For                            *

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 216600, DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CEMEX, S.A. DE C.V.                                                                         Agenda Number:  932302627
--------------------------------------------------------------------------------------------------------------------------
        Security:  151290889
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2005
          Ticker:  CX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     PRESENTATION, DISCUSSION AND, IF APPLICABLE,              Mgmt          For                            For
       APPROVAL OF THE FINANCIAL STATEMENTS FOR THE
       FISCAL YEAR ENDED DECEMBER 31, 2004, AS REQUIRED
       BY THE MEXICAN CORPORATION LAW AND THE SECURITIES
       MARKET LAW, AFTER PRESENTATION OF THE REPORTS.

A2     PROPOSAL FOR THE ALLOCATION OF PROFITS AND THE            Mgmt          For                            For
       MAXIMUM AMOUNT OF FUNDS TO BE USED FOR THE
       PURCHASE OF COMPANY SHARES.

A3     PROPOSAL TO INCREASE THE CAPITAL STOCK OF THE             Mgmt          For                            For
       COMPANY IN ITS VARIABLE PORTION THROUGH CAPITALIZATION
       CHARGED AGAINST RETAINED EARNINGS, SUBMITTED
       FOR CONSIDERATION OF THE SHAREHOLDERS AT THE
       MEETING.

A4     APPOINTMENT OF DIRECTORS AND STATUTORY AUDITORS,          Mgmt          For                            For
       ACCORDING TO THE PROPOSAL OF SHAREHOLDERS SUBMITTED
       FOR CONSIDERATION.

A5     COMPENSATION OF DIRECTORS AND STATUTORY AUDITORS,         Mgmt          For                            For
       ACCORDING TO THE PROPOSAL OF SHAREHOLDERS SUBMITTED
       FOR CONSIDERATION.

A6     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING.

S1     PROPOSAL TO SPLIT EACH OF THE COMPANY S SERIES            Mgmt          For                            For
       A  AND SERIES  B  SHARES CURRENTLY OUTSTANDING
       INTO TWO NEW SHARES OF THE SAME SERIES AND
       TYPE OF CAPITAL, FIXED OR VARIABLE, AND TO
       AMEND ARTICLE 6 OF THE COMPANY S BY-LAWS OR
       ESTATUTOS SOCIALES.

S2     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 CESKY TELECOM A.S., PRAHA                                                                   Agenda Number:  700634543
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1168W109
    Meeting Type:  EGM
    Meeting Date:  03-Feb-2005
          Ticker:
            ISIN:  CZ0009093209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Start                                                     Mgmt          For                            *

2.     Adopt the agenda of EGM; elect the Board of               Mgmt          For                            *
       EGM, minutes Clerk, minutes Verifiers, Scrutineers

3.     Approve to change the rules of remuneration               Mgmt          For                            *
       of the Members of the Supervisory Board of
       the Company

4.     End                                                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 CESKY TELECOM A.S., PRAHA                                                                   Agenda Number:  700731462
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1168W109
    Meeting Type:  OGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  CZ0009093209
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening formalities                                       Non-Voting    No vote

2.     Adopt the agenda of general meeting and elect             Non-Voting    No vote
       the Board of general meeting

3.     Approve the report of the Board of Directors              Mgmt          For                            *
       on business activity of the Company, state
       of its property and the annual report on 2004

4.     Approve the results of control activity of the            Mgmt          For                            *
       Supervisory Board including information about
       revision of the report on relationships between
       interconnected persons

5.     Approve the final financial reports on 2004               Mgmt          For                            *

6.     Approve the profit allocation of 2004 including           Mgmt          For                            *
       assesment of royalties for 2004

7.     Approve to recall the Members of the Supervisory          Mgmt          For                            *
       board excepting the Members elected by employees
       under provision of the Paragraph 200 of the
       Commercial Code

8.     Elect the Members of the Supervisory Board                Mgmt          For                            *

9.     Approve the remuneration for the Members of               Mgmt          Abstain                        *
       the Boards of the Company

10.    Approve the agreements on discharge of office             Mgmt          For                            *
       of the Members of the Supervisory Board

11.    End                                                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHI MEI OPTOELECTRONIC CORP                                                                 Agenda Number:  700672353
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1371Q104
    Meeting Type:  AGM
    Meeting Date:  13-May-2005
          Ticker:
            ISIN:  TW0003009007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       218760 DUE TO ADDITIONAL RESOLUTIONS. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.1    Approve the 2004 operation report                         Mgmt          For                            *

1.2    Approve the Supervisors review of the year 2004           Mgmt          For                            *
       financial report

1.3    Approve the report of information of 2003 employee        Mgmt          For                            *
       profit sharing

1.4    Other reporting matters                                   Other         For                            *

2.1    Approve the recognition of 2004 operation report          Mgmt          For                            *

2.2    Approve the recognition of 2004 earning distribution      Mgmt          For                            *
       cash dividend TWD 0.4 per share, stock dividend
       160 shares per 1,000 shares from retain earnings
       subject to 20% withholding tax

3.1    Approve the selection of applying an exemption            Mgmt          For                            *
       form profit-seeking enterprise income tax

3.2    Approve the capitalization of 2004 dividend               Mgmt          Abstain                        *
       and employee profit sharing

3.3    Approve to cancel 2004 capital injection, issue           Mgmt          For                            *
       preferred shares via private placement

3.4    Approve the Capital Injection Plan, issue preferred       Mgmt          Abstain                        *
       shares via private placement

3.5    Approve to revise the Memorandum and Articles             Mgmt          Abstain                        *
       of Association

3.6    Approve the Capital Injection Plan, issue new             Mgmt          Against                        *
       shares of global depositary receipt

4.     Special mentions                                          Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 CHINA MOBILE (HONG KONG) LTD                                                                Agenda Number:  700672101
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y14965100
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  HK0941009539
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for the YE               Mgmt          For                            *
       31 DEC 2004 and the reports of the Directors
       and the Auditors

2.     Declare a final dividend for the YE 31 DEC 2004           Mgmt          For                            *

3.     Elect the Directors                                       Mgmt          For                            *

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their remuneration

5.     Authorize the Directors, during the relevant              Mgmt          For                            *
       period to purchase shares of HKD 0.10 each
       in the capital of the Company including any
       form of depositary receipt representing the
       right to receive such shares  shares , the
       aggregate nominal amount of shares which may
       be purchased on The Stock Exchange of Hong
       Kong Limited or any other stock exchange on
       which securities of the Company may be listed
       and which is recognized for this purpose by
       the Securities and Futures Commission of Hong
       Kong and The Stock Exchange of Hong Kong Limited
       as specified shall not exceed or represent
       more than 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       at the date of passing this resolution, and
       the said approval shall be limited accordingly;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by law to be held

6.     Approve to grant a general mandate to the Directors,      Mgmt          For                            *
       to allot, issue and deal with additional shares
       in the Company  including the making and granting
       of offers, agreements and options which might
       require shares to be allotted, whether during
       the continuance of such mandate or thereafter
       provided that, otherwise than pursuant to:
       i) a rights issue where shares are offered
       to shareholders on a fixed record date in proportion
       to their then holdings of shares; ii) the exercise
       of options granted under any share option scheme
       adopted by the Company; or iii) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in lieu of the whole or part of a
       dividend in accordance with the Articles of
       Association of the Company, the aggregate nominal
       amount of the shares allotted shall not exceed
       the aggregate of: a) 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue at the date of passing this resolution,
       plus b)  if the Directors are so authorized
       by a separate ordinary resolution of the shareholders
       of the Company  the nominal amount of the share
       capital of the Company repurchased by the Company
       subsequent to the passing of this resolution
       up to a maximum equivalent to 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of passing this
       resolution ;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       law to be held

7.     Authorize the Director referred to in the Resolution      Mgmt          For                            *
       6 in respect of the share capital of the Company
       as specified




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORP (HONG KONG)                                                         Agenda Number:  932332290
--------------------------------------------------------------------------------------------------------------------------
        Security:  16940Q101
    Meeting Type:  Annual
    Meeting Date:  20-May-2005
          Ticker:  CN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL TO RECEIVE AND CONSIDER THE AUDITED              Mgmt          For                            For
       FINANCIAL STATEMENTS AND THE REPORTS OF THE
       DIRECTORS AND AUDITORS.

02     APPROVAL TO DECLARE A FINAL DIVIDEND FOR THE              Mgmt          For                            For
       YEAR ENDED 31 DECEMBER 2004.

3A     APPROVAL TO RE-ELECT ZHANG CHUNJIANG AS A DIRECTOR.       Mgmt          For                            For

3B     APPROVAL TO RE-ELECT TIAN SUNING AS A DIRECTOR.           Mgmt          For                            For

3C     APPROVAL TO RE-ELECT YAN YIXUN AS A DIRECTOR.             Mgmt          For                            For

3D     APPROVAL TO RE-ELECT LI LIMING AS A DIRECTOR.             Mgmt          For                            For

3E     APPROVAL TO RE-ELECT TIMPSON CHUNG SHUI MING              Mgmt          For                            For
       AS A DIRECTOR.

04     APPROVAL TO RE-APPOINT PRICEWATERHOUSECOOPERS             Mgmt          For                            For
       AS THE AUDITORS OF THE COMPANY AND TO FIX THEIR
       REMUNERATION.

05     APPROVAL TO FIX THE DIRECTORS  FEES.                      Mgmt          For                            For

06     APPROVAL TO GIVE A GENERAL MANDATE TO THE DIRECTORS       Mgmt          For                            For
       OF THE COMPANY TO REPURCHASE SHARES IN THE
       COMPANY.

07     APPROVAL TO GIVE A GENERAL MANDATE TO THE DIRECTORS       Mgmt          Against                        Against
       OF THE COMPANY TO ISSUE, ALLOT AND DEAL WITH
       ADDITIONAL SHARES IN THE COMPANY NOT EXCEEDING
       20% OF THE EXISTING ISSUED SHARE CAPITAL.

08     TO EXTEND THE GENERAL MANDATE GRANTED TO THE              Mgmt          For                            For
       DIRECTORS TO ISSUE, ALLOT AND DEAL WITH SHARES
       BY THE NUMBER OF SHARES REPURCHASED.




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700621914
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2004
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, the terms of the connected transaction           Mgmt          Abstain                        *
       as specified; the caps for the FYE 31 DEC 2005
       on the relevant continuing connected transactions
       including no caps on the interconnection and
       roaming arrangements of CDMA Network for the
       FYE 31 DEC 2005  as specified; and authorize
       the Directors of the Company to do all such
       further acts and things and execute such further
       documents and take all such steps which in
       their opinion may be necessary, desirable or
       expedient to implement and/or give effect to
       the terms of the continuing connected transactions




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700701368
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.     Declare a final dividend for the YE 31 DEC 2004           Mgmt          For                            *

3.     Elect and re-elect the Directors and authorize            Mgmt          For                            *
       the Directors to fix their remuneration for
       the YE 31 DEC 2005

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their fees for the YE 31 DEC 2005

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares of HKD 0.10 each in the capital of the
       Company including any form of depositary receipts
       representing the right to receive such shares
       Shares  on The Stock Exchange of Hong Kong
       Limited  Stock Exchange  or any other stock
       exchange recognized by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       in accordance with all applicable laws including
       the Hong Kong Code on share repurchases and
       the Rules Governing the Listing of Securities
       on the Stock Exchange as amended during the
       relevant period, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company at the date of passing of this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law

6.     Authorize the Directors of the Company to allot,          Mgmt          For                            *
       issue and dealt with additional shares and
       make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of aa) 20% of the aggregate nominal
       amount of the share capital of the Company
       at the date of passing of this resolution;
       plus bb) the aggregate nominal amount of share
       capital of the Company repurchased by the Company
       up to 10% of the aggregate nominal amount
       of the share capital as at the date of passing
       of this resolution , otherwise than pursuant
       to i) a rights issue; ii) the exercise of options
       granted under any share option scheme adopted
       by the Company; or iii) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       law

7.     Authorize the Directors to exercise the powers            Mgmt          For                            *
       of the Company referred to in Resolution 6
       in respect of the share capital of the Company
       referred to in such resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700701370
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  EGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the transfer agreement of the New CDMA            Mgmt          Against                        *
       Lease as specified

2.     Approve the transfer agreement of the New Comprehensive   Mgmt          Against                        *
       Services Agreements as specified

3.     Approve the transfer agreement of the New Comprehensive   Mgmt          Against                        *
       Operator Services Agreements as specified

4.     Approve the New Guoxin Premises Leasing Agreement         Mgmt          Against                        *
       as specified

5.     Approve the caps for each of the FYE 31 DEC               Mgmt          Against                        *
       2005 and 2006 on each of the Capped Continuing
       Connected Transactions as specified

6.     Approve that there be no caps on the transaction          Mgmt          Against                        *
       amount of each of the No Caps Continuing Connected
       Transactions as specified

7.     Authorize the Directors of the Company to do              Mgmt          Against                        *
       all such further acts and execute such further
       documents and take all such steps which in
       their opinion may be necessary, desirable or
       expedient to implement and/or give effect to
       the terms of the Continuing Connected Transactions




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  700670777
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  AGM
    Meeting Date:  10-Jun-2005
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT AS PER TRUST ASSOCIATION S               Non-Voting    No vote
       PROXY VOTING GUIDELINES, EVERY SHAREHOLDER
       IS ELIGIBLE TO BE NOMINATED AS A CANDIDATE
       AND BE ELECTED AS A DIRECTOR OR A SUPERVISOR,
       REGARDLESS OF BEING RECOMMENDED BY THE COMPANY
       AND/OR BY OTHER PARTIES. IF YOU INTEND TO VOTE
       FOR A LISTED CANDIDATE, YOU WILL NEED TO CONTACT
       THE CANDIDATE AND/OR THE ISSUING COMPANY TO
       OBTAIN THE CANDIDATE S NAME AND ID NUMBER.
       WITHOUT SUCH SPECIFIC INFORMATION, AN ELECTION
       WOULD BE DEEMED AS A  NO VOTE . THANK YOU

1.1    Approve to report on business operating results           Mgmt          For                            *
       for 2004

1.2    Approve the rectifying of the financial statements        Mgmt          For                            *
       of 2004 by the Company Supervisors

1.3    Approve to report on the enacting of the doctrines        Mgmt          For                            *
       of moral behavior

1.4    Approve the setting up of the rules of order              Mgmt          For                            *
       of the Board of Directors

2.1    Approve the financial statements of 2004                  Mgmt          For                            *

2.2    Ratify the net profit allocation of the FY 2004;          Mgmt          For                            *
       cash dividend: TWD 1.0 per share

3.1    Approve to issue the additional shares; stock             Mgmt          Against                        *
       dividend FM R/E: 80/1000; stock dividend FM
       capital surplus: 120/1000

3.2    Amend the Articles of Incorporation                       Mgmt          For                            *

4.     Re-elect the Domestic Directors and the Supervisors       Mgmt          For                            *
       of the Company

5.     Other and extraordinary motions                           Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHUGAI PHARMACEUTICAL CO LTD                                                                Agenda Number:  700653707
--------------------------------------------------------------------------------------------------------------------------
        Security:  J06930101
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2005
          Ticker:
            ISIN:  JP3519400000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve the appropriation of retained earnings            Mgmt          For                            *
       9, Final JY
       9, Special JY 0

2      Amend the Articles of Incorporation                       Mgmt          Against                        *
       Directors

3.1    Elect Mr. A.E. Cohen as a Director                        Mgmt          For                            *

3.2    Elect Mr. J.K.L. Knowles as a Director                    Mgmt          For                            *

3.3    Elect Mr. M. Ohashi as a Director                         Mgmt          For                            *

4.     Elect M. Saito as a Corporate Auditor                     Mgmt          For                            *

5.     Approve the issuance of Mr. Shinksbu Yoyaku-Ken           Mgmt          For                            *
       right to acquire new issue as stock options

6.     Grant retirement allowances to the retiring               Mgmt          Abstain                        *
       Auditors

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA.  IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 CIE FINANCIERE RICHEMONT AG, ZUG                                                            Agenda Number:  700583330
--------------------------------------------------------------------------------------------------------------------------
        Security:  H25662141
    Meeting Type:  AGM
    Meeting Date:  16-Sep-2004
          Ticker:
            ISIN:  CH0012731458
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the business report                               Mgmt          For                            *

2.     Approve the appropriation of profits                      Mgmt          For                            *

3.     Grant discharge to the Board of Directors                 Mgmt          For                            *

4.     Elect the Board of Directors                              Mgmt          For                            *

5.     Elect the Auditors                                        Mgmt          For                            *

       The practice of share blocking varies widely              Non-Voting    No vote
       in this market.  Please contact your ADP client
       service representative to obtain blocking information
       for your accounts




--------------------------------------------------------------------------------------------------------------------------
 CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA                                             Agenda Number:  700678850
--------------------------------------------------------------------------------------------------------------------------
        Security:  F31668100
    Meeting Type:  MIX
    Meeting Date:  13-May-2005
          Ticker:
            ISIN:  FR0000121667
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 04 MAY               Non-Voting    No Action                      *
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 13 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.1    Receive the management report of the Board of             Mgmt          No Action                      *
       Directors, the report of the Chairman of the
       Board of Directors and the general report of
       the Statutory Auditors; approve the financial
       statements  showing a profit of EUR 163,638,162.10
       and the balance sheet for the YE 31 DEC 2004;
       and grant discharge to the Directors for the
       performance of their duties during the said
       FY

O.2    Receive the management report of the Board of             Mgmt          No Action                      *
       the Directors  Group and the Statutory Auditors;
       approve the consolidated financial statement
       showing a profit of EUR 227,107,000.00  for
       the FYE 31 DEC 2004; and grant discharge to
       the Directors for the performance of their
       duties during the said FY

O.3    Approve, with reference to Article 39 of the              Mgmt          No Action                      *
       amended Financial Law of 30 DEC 2004, that
       an amount of EUR 844,934.56 charged to the
       special reserve of long-term capital gains
       account will be transferred to an ordinary
       reserve account; and to appropriate the profits
       as follows: net earnings: EUR 163,638,162.10
       prior retained earnings: EUR 6,785,707.81,
       allocation to the legal reserve: EUR -19,963.13,
       distributable earnings: EUR 170,403,906.79,
       to the statutory dividend: EUR 2,169,520.14,
       additional dividend: EUR 75,295,528.06, other
       reserves: EUR 88,000,000.00, carry forward
       account: EUR 4,938,858.59; the shareholders
       will receive a net dividend of EUR 0.76 per
       ordinary share  of a nominal amount of EUR
       0.35 , eligible for the 50% allowance; this
       dividend will be paid on 18 MAY 2005

O.4    Receive the special report of the Auditors on             Mgmt          No Action                      *
       agreements governed by Article L.225-38 of
       the French Commercial Code, approve the report
       and the agreements referred to therein

O.5    Approve to renew the term of office of Mr. Philippe       Mgmt          No Action                      *
       Alfroid as a Director for a period of 3 years

O.6    Approve to renew the term of office of Mr. Alain          Mgmt          No Action                      *
       Aspect as a Director for a period of 3 years

O.7    Approve to renew the term of office of Mr. Jean-Pierre    Mgmt          No Action                      *
       Martin as a Director for a period of 3 years

O.8    Approve to renew the term of office of Mr. Bertrand       Mgmt          No Action                      *
       Roy as a Director for a period of 3 years

O.9    Appoint Mrs. Dominique Reiniche as a Director             Mgmt          No Action                      *
       for a period of 3 years

O.10   Appoint Mr. Michel Rose as a Director for period          Mgmt          No Action                      *
       of 3 years

O.11   Approve to award total annual fees of EUR 225,000.00      Mgmt          No Action                      *
       to the Board of Directors

O.12   Authorize the Board of Directors to buy back              Mgmt          No Action                      *
       the Company s shares on the open market, as
       per the following conditions: maximum purchase
       price: EUR 75.00 minimum sale price: EUR 35.00
       maximum number of shares that may be acquired:
       10 % of the number of shares comprising the
       share capital;  Authority expires at the end
       of 18 months ; and to take all necessary measures
       and accomplish all necessary formalities and
       in particular, those with the financial market
       authority

O.13   Grant all powers to the bearer of a copy or               Mgmt          No Action                      *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by Law

O.14   Authorize the Board of Directors to reduce the            Mgmt          No Action                      *
       share capital by cancelling the shares held
       by the Company in connection with a Stock Repurchase
       Plan, provided that the total number of shares
       cancelled in the 24 months does not exceed
       10% of the capital;  Authority expire at the
       end of 24 months ; and to take all necessary
       measures and accomplish all necessary formalities

E.15   Authorize the Board of Directors to grant, in             Mgmt          No Action                      *
       1 or more transactions, to the Company s employees
       and the Officers, options giving the right
       to subscribe for new shares in the Company
       to be issued through a share capital increase,
       it being provided that the options shall not
       give rights to a total number of shares exceeding
       3% of the share capital;  Authority expires
       at the end of 38 months ; this delegation of
       powers supersedes any and all earlier delegations
       to the same effect cancels the authorization
       given 16 MAY 2003; and to take all necessary
       measures and accomplish all necessary formalities

O.16   Authorize the Board of Directors to proceed               Mgmt          No Action                      *
       with allocations free of charge of Essilor
       International s existing ordinary shares or
       to be issued, in favour of the employee and
       the Officers, provided that they shall not
       represent more than 1% of the share capital;
       Authority expires at the end of 38 months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.17   Receive the report of the Board of Directors,             Mgmt          No Action                      *
       the special report of the Statutory Auditors,
       approve, as a consequence of the adoption of
       Resolutions E.15 and O.16, that the total number
       of shares to be subscribed by the exercise
       of options granting the right to subscribe
       for shares and, or which can be freely allocated,
       shall not exceed 3% of the share capital

O.18   Authorize the Board of Directors to increase,             Mgmt          No Action                      *
       in France or abroad, the share capital provided
       that it shall not exceed EUR 25,000,000.00,
       by way of issuing securities, giving access
       immediately or not to the share capital, with
       maintenance of the shareholders subscription
       right the nominal value of debt securities
       issued shall not exceed EUR 800,000,000.00;
       Authority expires at the end of 26 months
       ; it supersedes any and all earlier delegations
       to the same effect and replaces the ones given
       by the meeting of 16 MAY 2003; and to take
       all necessary measures and accomplish all necessary
       formalities

O.19   Authorize the Board of Directors to increase,             Mgmt          No Action                      *
       in France or abroad, the share capital provided
       that it shall not exceed EUR 7,000,000.00,
       by way of issuing securities, giving access
       immediately or not to the share capital, with
       waiver of the shareholders subscription right,
       and with the possibility of a period of priority,
       the nominal value of debt securities issued
       shall not exceed EUR 800,000,000.00;  Authority
       expires at the end of 26 months ; it supersedes
       any and all earlier delegations to the same
       effect and replaces the ones given by the meeting
       of 16 MAY 2003; and to take all necessary measures
       and accomplish all necessary formalities

O.20   Authorize the Board of Directors to increase              Mgmt          No Action                      *
       the number of securities to be issued in the
       event of a capital increase, within the limit
       of 15% of the initial issuance;  Authority
       expires at the end of 26 months

E.21   Authorize the Board of Directors to increase              Mgmt          No Action                      *
       the share capital, in 1 or more transactions
       and at its sole discretion, by a maximum nominal
       amount of EUR 300,000,000.00, by way of capitalizing
       retained earning income or premiums, to be
       carried out through the issue of bonus shares
       or the raise of value of the existing shares;
       Authority expires at the end of 26 months
       ; it supersedes any and all earlier delegations
       to the same effect and replaces the ones given
       by the meeting of 16 MAY 2003; and to take
       all necessary measures and accomplish all necessary
       formalities

O.22   Authorize the Board of Directors to increase              Mgmt          No Action                      *
       the share capital, in 1 or more transactions,
       at its sole discretion, in favour of the Company
       s employees who are Members of a Company Saving
       Plan, and for an amount which shall not exceed
       3% of the share capital;  Authority expires
       at the end of 26 months ; it supersedes any
       and all earlier delegations to the same effect
       and replaces the ones given meeting of 03 MAY
       2001; and to take all necessary measures and
       accomplish all necessary formalities

O.23   Grant all powers to the bearer of a copy or               Mgmt          No Action                      *
       an extract of the minutes of meeting in order
       to accomplish all formalities, filings and
       registrations prescribed by Law

       A Verification Period exists in France. Please            Non-Voting    No Action                      *
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:     Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 CLARIANT AG, MUTTENZ                                                                        Agenda Number:  700666122
--------------------------------------------------------------------------------------------------------------------------
        Security:  H14843165
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2005
          Ticker:
            ISIN:  CH0012142631
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 220653, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 221407 DUE TO RECEIPT OF ADDITIONAL RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       Please note that Sale of Shares. In the event             Non-Voting    No vote
       that the number of shares on the admission
       ticket have been reduced by the sale of shares,
       the shareholder is no longer entitled to vote
       for these shares. The admission card and the
       voting material will have to be corrected before
       the ginning of the General Meeting. Thank you
       Please contact the office of the share
       register at the General           Meeting.

1.     Approve the annual report for the year 2004               Mgmt          For                            *
       and the report of the Auditors and the Group
       Auditors

2.     Approve the balance sheet profit                          Mgmt          For                            *

3.     Grant discharge to the Board of Directors and             Mgmt          For                            *
       to the Management

4.     Approve to reduce the share capital and the               Mgmt          For                            *
       repayment of the nominal values of shares

5.     Approve to cancel the Article 5A of the Association       Mgmt          For                            *

6.1    Re-elect Mr. Robert Raeber as a Board of Director         Mgmt          For                            *

6.2    Re-elect Prof. Dieter Seebach as a Board of               Mgmt          For                            *
       Director

6.3    Elect Dr. KIlaus Jenny, Glarus, Industrialist,            Mgmt          For                            *
       a Member of the Board of Director

7.     Re-elect PricewaterhouseCoopers Ltd as the Company        Mgmt          For                            *
       Auditors and the Group Auditors for 2005




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA FEMSA SA DE CV KOF                                                                Agenda Number:  700647514
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2861Y136
    Meeting Type:  OGM
    Meeting Date:  08-Mar-2005
          Ticker:
            ISIN:  MXP2861W1067
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SERIES L SHAREHOLDERS CAN VOTE           Non-Voting    No vote
       ON ITEMS 4 AND 6. THANK YOU.

1.     Approve the Administrative Council s report,              Non-Voting    No vote
       the financial statements of Coca-Cola Femsa,
       S.A. De. C.V., corresponding to FY 2004 and
       the Commissioner s report, in terms of Article
       172 of the General Act of Commercial Companies

2.     Approve the allocation of profits from FY 2004,           Non-Voting    No vote
       including the declaring and payment of a cash
       dividend, to be paid in Mexican Pesos

3.     Approve to establish the amount of MXN 400,000,000        Non-Voting    No vote
       as the maximum amount that can be assigned
       for the repurchase of the Company s own shares

4.     Elect the Members of the Administrative Council           Mgmt          For                            *
       and Commissioners, their alternates and approve
       to determine their fees

5.     Approve the naming of Committees                          Non-Voting    No vote

6.     Authorize series L shareholders, to not cancel            Mgmt          For                            *
       the 98,684,857 series L shares, issued by resolution
       of the EGM held on 20 DEC 2002, that were not
       subscribed by shareholders and the delegation
       to the Administrative Council the terms and
       conditions for their subsequent subscription,
       at a price not lower than USD 2.216 per share,
       to be paid in the equivalent value in Mexican
       Pesos

7.     Approve the naming of delegates                           Non-Voting    No vote

8.     Receive and approve the minutes of the meeting            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA HELLENIC BOTTLING CO SA                                                           Agenda Number:  700721168
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1435J105
    Meeting Type:  OGM
    Meeting Date:  17-Jun-2005
          Ticker:
            ISIN:  GRS104111000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements for the FY               Mgmt          For                            *
       2004, along with the Board of Directors and
       the Chartered Auditors reports

2.     Receive the financial statements for the FY               Mgmt          For                            *
       2004, along with the Board of Directors and
       the Chartered Auditors reports

3.     Grant discharge the Board of Director Members             Mgmt          For                            *
       and the Chartered Auditors from any responsibility
       of reimbursement for the FY 2004

4.     Approve the remuneration of the Board of Director         Mgmt          Abstain                        *
       Members for the FY 2004 and preapproval for
       the FY 2005

5.     Elect Chartered Auditors, Ordinary and the Deputy         Mgmt          For                            *
       for the FY 2004 and approve to determine their
       salaries

6.     Approve the profits distribution for the FY               Mgmt          For                            *
       2004

7.     Elect the new Board of Director                           Mgmt          For                            *

8.     Approve the Stock Options Plan to Company s               Mgmt          Abstain                        *
       Executives, along with the Companies that pursue
       similar purposes




--------------------------------------------------------------------------------------------------------------------------
 COLES MYER LTD                                                                              Agenda Number:  700604956
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q26203101
    Meeting Type:  AGM
    Meeting Date:  18-Nov-2004
          Ticker:
            ISIN:  AU000000CML1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the presentations by the Chairman and             Non-Voting    No vote
       the Chief Executive Officer

2.     Approve the financial report of the Company               Non-Voting    No vote
       for the FYE 25 JUL 2004 together with the Directors
       and the Auditor s reports

3.a    Re-elect Mr. Martyn K. Myer as a Director, who            Mgmt          For                            *
       retires by rotation in accordance with the
       Company s Constitution

3.b    Re-elect Ms. Patty E. Akopiantz as a Director,            Mgmt          For                            *
       who retires by rotation in accordance with
       the Company s Constitution

3.c    Elect Mr. Ange T. Kenos as a Director in accordance       Mgmt          For                            *
       with the Company s Constitution

4.     Approve the Senior Executive Performance Share            Mgmt          For                            *
       Plan as specified, as a replacement for the
       current Senior Executive Share Option Plan




--------------------------------------------------------------------------------------------------------------------------
 COLOPLAST A/S                                                                               Agenda Number:  700620619
--------------------------------------------------------------------------------------------------------------------------
        Security:  K16018168
    Meeting Type:  AGM
    Meeting Date:  09-Dec-2004
          Ticker:
            ISIN:  DK0010262674
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Board                           Non-Voting    No vote

2.     Approve the financial statements and discharge            Mgmt          For                            *
       the Directors

3.     Approve the allocation of income                          Mgmt          For                            *

4.1    Amend the Articles Re: share capital; remove              Mgmt          For                            *
       the discharge of Directors as an agenda item
       at the AGM

4.2    Authorize the repurchase of up to 10% of issued           Mgmt          For                            *
       share capital

5.     Re-elect Palle Marcus, Niels Peter Louis-Hansen,          Mgmt          For                            *
       Peter Magid, Kurt Anker Nielsen, Torsten Rasmussen,
       and Ingrid Wiik as Directors

6.     Re-elect Auditors                                         Mgmt          For                            *

7.     Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 COMMONWEALTH BANK OF AUSTRALIA                                                              Agenda Number:  700591856
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q26915100
    Meeting Type:  AGM
    Meeting Date:  05-Nov-2004
          Ticker:
            ISIN:  AU000000CBA7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial report, the Directors               Non-Voting    No vote
       report and the Auditor s report for the YE
       30 JUN 2004

2.a    Re-elect Mr. R.J. Clairs as a Director, who               Mgmt          For                            *
       retires in accordance with Articles 11.1 and
       11.2 of the Constitution of Commonwealth Bank
       of Australia

2.b    Re-elect Ms. B.K. Ward as a Director, who retires         Mgmt          For                            *
       in accordance with Articles 11.1 and 11.2 of
       the Constitution of Commonwealth Bank of Australia

3.     Approve to increase the maximum aggregate sum             Mgmt          Against                        *
       payable for fees to the Non-Executive Directors
       to AUD 3,000,000 in any FY, to be divided among
       the Directors in such proportions and manner
       as they agree

4.     Approve the issue to Mr. D.V. Murray, prior               Mgmt          For                            *
       to the 2006 AGM of Commonwealth Bank of Australia,
       of invitations to apply for up to a maximum
       aggregate number of 250,000 shares to be provided
       in two tranches under the Rules of the Bank
       s Equity Reward Plan

S.5    Amend the Constitution of Commonwealth Bank               Mgmt          For                            *
       of Australia by deleting existing Articles
       numbered 1-21 (inclusive) and substituting
       in their place the Articles contained in the
       printed document entitled  Substituted Articles
       submitted to the meeting and signed by the
       Chairman for identification

S.6    PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        *
       Amend the Constitution of Commonwealth Bank
       of Australia




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA SIDERURGICA NACIONAL                                                              Agenda Number:  700747530
--------------------------------------------------------------------------------------------------------------------------
        Security:  P8661X103
    Meeting Type:  EGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  BRCSNAACNOR6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

1.     Amend the Company Bylaws to create an Audit               Mgmt          For                            *
       Committee




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932212222
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  18-Aug-2004
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      DELIBERATION OF THE PROPOSAL FOR A FORWARD SPLIT          Mgmt          For                            For
       OF SHARES ISSUED BY THE COMPANY, SO THAT EACH
       COMMON OR PREFERRED SHARE ISSUED BY THE COMPANY
       WILL BE REPRESENTED BY THREE SHARES OF THE
       SAME TYPE AND CLASS, AND THE CONSEQUENT ALTERATIONS
       OF ARTICLES 5 AND 6 OF THE COMPANY BYLAWS.

II     ELECTION, BY HOLDERS OF PREFERRED CLASS  A                Mgmt          For                            For
       SHARES, OF ONE MEMBER AND HIS ALTERNATE FOR
       THE COMPANY S FISCAL COUNCIL, DUE TO THE RESIGNATION
       OF THE FISCAL COUNCIL MEMBERS ELECTED BY THIS
       CLASS OF SHARES, AS WELL AS THE ELECTION BY
       THE COMMON SHAREHOLDERS OF ONE ALTERNATE MEMBER,
       DUE TO THE RESIGNATION OF ONE ALTERNATE MEMBER
       ELECTED BY THE COMMON SHAREHOLDERS.

III    RECTIFICATION OF THE TOTAL ANNUAL COMPENSATION            Mgmt          For                            For
       OF THE MEMBERS OF THE COMPANY S MANAGEMENT
       FIXED BY THE ORDINARY GENERAL SHAREHOLDERS
       MEETING HELD ON APRIL 28, 2004.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932313098
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2005
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

OA     APPRECIATION OF THE MANAGEMENT S REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2004.

OB     PROPOSAL FOR THE DESTINATION OF THE PROFITS               Mgmt          For                            For
       OF THE SAID FISCAL YEAR AND APPROVAL OF THE
       INVESTMENT BUDGET OF THE COMPANY.

OC     ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS.        Mgmt          For                            For

OD     ELECTION OF THE MEMBERS OF THE FISCAL COUNCIL.            Mgmt          For                            For

OE     ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS.

EA     PROPOSAL FOR THE INCREASE OF CAPITAL, VIA CAPITALIZATION  Mgmt          For                            For
       OF RESERVES, WITHOUT ISSUE OF SHARES, AND WITH
       THE CONSEQUENT ALTERATION OF THE MAIN SECTION
       OF ARTICLE 5 OF THE COMPANY BYLAWS.

EB     NEW VERSION OF CVRD S DIVIDEND POLICY.                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CONTINENTAL AG, HANNOVER                                                                    Agenda Number:  700680805
--------------------------------------------------------------------------------------------------------------------------
        Security:  D16212140
    Meeting Type:  OGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  DE0005439004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and annual               Mgmt          No Action                      *
       report for the FY 2004 with the report of the
       Supervisory  Board, the Group financial statements
       and the Group annual report

2.     Approve the appropriation of the distribution             Mgmt          No Action                      *
       profit of EUR 116,721,938.35 as follows: payment
       of a dividend of EUR 0.80 per no-par share
       EUR 388,691.15 shall be carried forward ex-dividend
       and payable on 13 MAY 2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          No Action                      *

4.     Ratify the acts of the Supervisory Board                  Mgmt          No Action                      *

5.     Elect KPMG Deutsche Treuhand-Gesellschaft AG              Mgmt          No Action                      *
       Wirtschafts-Pruefungsgesellschaft, Hannover,
       as the Auditors for the year 2005

6.     Authorize the Company to acquire own shares               Mgmt          No Action                      *
       of up to EUR 37,226.80, at prices deviating
       neither more than 10% from their market price
       if the shares are acquired through the stock
       exchange, nor more than 20% if the shares are
       acquired by way of a repurchase offer, on or
       before 11 NOV 2006; and authorize the Board
       of Managing Directors to dispose the shares
       in a manner other than the stock exchange or
       a rights offering, especially to sell the shares
       at a price not materially below their market
       price, to use the shares for acquisition purposes,
       within the scope of the 1999 Stock Option Plan
       or for the fulfillment of convertible and/or
       option rights, to float the shares on foreign
       stock exchanges, and to retire the shares

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No Action                      *

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No Action                      *
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.




--------------------------------------------------------------------------------------------------------------------------
 CREDIT SUISSE GROUP, ZUERICH                                                                Agenda Number:  700680108
--------------------------------------------------------------------------------------------------------------------------
        Security:  H3698D419
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  CH0012138530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 214221, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Receive and approve the annual report, the parent         Mgmt          For                            *
       Company s 2004 financial statements and the
       Group s consolidated financial statements

2.     Grant discharge of the acts to the Members of             Mgmt          For                            *
       the Board of Directors and the Executive Board
       for the FY 2004

3.     Approve that the retained earnings of CHF 4,218,078,194   Mgmt          For                            *
       comprising retained earnings brought forward
       from the previous year of CHF 3,386,649,182
       and net income for 2004 of CHF 831,429,012
       be appropriated as follows: distribution of
       a dividend : CHF 1.50 per registered share
       with par value of CHF 0.50 each CHF 1.50 gross
       per share which after deduction of swiss federal
       withholdings tax of 35% CHF 0.525 amounts to
       CHF 0.975 net against an order authorizing
       dividend; balance to be carried forward  retained
       earings minus dividend  upon approval of the
       proposal, the dividend for the FY 2004 will
       be payable free of commissions from 06 MAY2005
       at all swiss offices of Credit Suisse, Bank
       Leu Ltd. na dNeue Aargauer Bank

4.     Approve the buyback of own shares of up to a              Mgmt          For                            *
       maximum of CHF 6 billion of purchase value;
       these shares are repurchased via a second trading
       line on the stock exchange and subsequently
       cancelled and the share capital is to be reduced
       accordingly

5.1.1  Re-elect Mr. Peter Brabeck-Letmathe to the Board          Mgmt          For                            *
       of Directors for a term of 3 years as stipulated
       in the Articles of Association

5.1.2  Re-elect Mr. Thomas W. Bechtler to the Board              Mgmt          For                            *
       of Directors for a term of 3 years as stipulated
       in the Articles of Association

5.1.3  Re-elect Mr. Robert H. Benmosche to the Board             Mgmt          For                            *
       of Directors for a term of 3 years as stipulated
       in the Articles of Association

5.1.4  Re-elect Mr. Ernst Tanner to the Board of Directors       Mgmt          For                            *
       for a term of 3 years as stipulated in the
       Articles of Association

5.1.5  Elect Mr. Jean Lanier to the Board of Directors           Mgmt          For                            *
       for a term of 3 years as stipulated in Articles
       of Association

5.1.6  Elect Mr. Anton Van Rossum to the Board of Directors      Mgmt          For                            *
       for a term of 3 years as stipulated in Articles
       of Association

5.2    Re-elect KPMG Klynveld Peat MarwicGowedeler               Mgmt          For                            *
       SA, Zurich, as the Independent Auditors of
       the Parent Company and of the Group for a further
       term of 1 year

5.3    Elect BDO Visura, Zurich, as the Special Auditor          Mgmt          For                            *
       for a further term of 1 year

6.     Approve that the authorized capital, which expires        Mgmt          Against                        *
       limited until 25 APR 2005 be renewed and extended
       at the same level until 29 APR 2007; and amend
       Article 27 Paragraph 1 of the Articles of Association
       pursuant to section as specified

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.




--------------------------------------------------------------------------------------------------------------------------
 DAITO TRUST CONSTRUCTION CO LTD                                                             Agenda Number:  700738682
--------------------------------------------------------------------------------------------------------------------------
        Security:  J11151107
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3486800000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 37 yen

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 DAIWA HOUSE INDUSTRY CO LTD                                                                 Agenda Number:  700743102
--------------------------------------------------------------------------------------------------------------------------
        Security:  J11508124
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3505000004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 17

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

2.13   Elect a Director                                          Mgmt          For                            *

2.14   Elect a Director                                          Mgmt          For                            *

2.15   Elect a Director                                          Mgmt          For                            *

2.16   Elect a Director                                          Mgmt          For                            *

2.17   Elect a Director                                          Mgmt          For                            *

2.18   Elect a Director                                          Mgmt          For                            *

2.19   Elect a Director                                          Mgmt          For                            *

2.20   Elect a Director                                          Mgmt          For                            *

2.21   Elect a Director                                          Mgmt          For                            *

3.1    Appoint a Corporate Auditor                               Mgmt          For                            *

3.2    Appoint a Corporate Auditor                               Mgmt          For                            *

3.3    Appoint a Corporate Auditor                               Mgmt          For                            *

3.4    Appoint a Corporate Auditor                               Mgmt          For                            *

4.     Approve Retirement Bonus for retiring Directors           Mgmt          Abstain                        *
       and Corporate Auditors; Due to the abolishment
       of the Retirement Bonus System, Grant accrued
       benefits to continuing Directors and Corporate
       Auditors

5.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 DBS GROUP HOLDINGS LTD                                                                      Agenda Number:  700689409
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20246107
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  SG1L01001701
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and audited accounts        Mgmt          For                            *
       for the YE 31 DEC 2004 and the Auditors  report
       thereon

2.A    Declare a final dividend of 22 cents per ordinary         Mgmt          For                            *
       share, less income tax, for the YE 31 DEC 2004

2.B    Declare a final dividend of 12 cents per non-voting       Mgmt          For                            *
       convertible preference share, less income tax,
       for the YE 31 DEC 2004

2.C    Declare a final dividend of 12 cents per non-voting       Mgmt          For                            *
       redeemable convertible preference share, less
       income tax, for the YE 31 DEC 2004

3.     Approve to sanction the amount of SGD 976,689             Mgmt          Against                        *
       as the Directors  fees for 2004

4.     Appoint Messrs. Ernst & Young as the Auditors             Mgmt          For                            *
       of the Company and authorize the Directors
       to fix their remuneration

5.A.1  Acknowledge the retirement of Mr. Jackson Tai,            Mgmt          For                            *
       Mr. Bernard Chen, Mr. Fock Siew Wah, Ms. Gail
       D. Fosier, Mr. C.Y. Leung, Mr. Peter Ong and
       Mr. John Ross as the Directors and that Mr.
       Bernard Chen, Mr. Fock Siew Wah and Ms. Gail
       D. Fosler are not offering themselves for re-election

5A2.1  Re-elect Mr. Jackson Tai as a Director, who               Mgmt          For                            *
       retires under Article 96 of the Company s Articles
       of Association

5A2.2  Re-elect Mr. CY Leung as a Director, who retires          Mgmt          For                            *
       under Article 96 of the Company s Articles
       of Association

5A2.3  Re-elect Mr. Peter Ong as a Director, who retires         Mgmt          For                            *
       under Article 96 of the Company s Articles
       of Association

5A2.4  Re-elect Mr. John Ross as a Director, who retires         Mgmt          For                            *
       under Article 96 of the Company s Articles
       of Association

5.B.1  Re-elect Mr. Ang Kong Hua as a Director, who              Mgmt          For                            *
       retires under Article 101 of the Company s
       Articles of Association

5.B.2  Re-elect Mr. Goh Geok Ling as a Director, who             Mgmt          For                            *
       retires under Article 101 of the Company s
       Articles of Association

5.B.3  Re-elect Mr. Wong Ngit Liong as a Director,               Mgmt          For                            *
       who retires under Article 101 of the Company
       s Articles of Association

5.C    Acknowledge the retirement of Mr. Thean Lip               Mgmt          For                            *
       Ping as a Director under Section 153(6) of
       the Companies Act, Chapter 5

6.A    Authorize the Board of Directors of the Company           Mgmt          Abstain                        *
       to offer and grant options in accordance with
       the provisions of the DBSH Share Option Plan
       and to allot and issue from time to time such
       number of ordinary shares of SGD 1.00 each
       in the capital of the Company  DBSH ordinary
       shares  as may be required to be issued pursuant
       to the exercise of the options under the DBSH
       Share Option Plan provided that the aggregate
       number of new DBSH ordinary shares to be issued
       pursuant to the DBSH Share Option Plan and
       the DBSH Performance Share Plan shall not exceed
       7.5% of the issued share capital of the Company
       from time to time

6.B    Authorize the Board of Directors of the Company           Mgmt          Abstain                        *
       to offer and grant awards in accordance with
       the provisions of the DBSH Performance Share
       Plan and to allot and issue from time to time
       such number of DBSH ordinary shares as may
       be required to be issued pursuant to the vesting
       of awards under the DBSH Performance Share
       Plan, provided that the aggregate number of
       new DBSH ordinary shares to be issued pursuant
       to the DBSH Performance Share Plan and the
       DBSH Share Option Plan shall not exceed 7.5%
       of the issued share capital of the Company
       from time to time

6.C    Authorize the Directors of the Company to: a)             Mgmt          Against                        *
       i) issue shares in the capital of the Company
       shares  whether by way of rights, bonus or
       otherwise; and/or ii) make or grant offers,
       agreements or options  collectively, Instruments
       that might or would require shares to be issued,
       including but not limited to the creation and
       issue of  as well as adjustments to  warrants,
       debentures or other instruments convertible
       into shares; at any time and upon such terms
       and conditions and for such purposes and to
       such persons as the Directors may in their
       absolute discretion deem fit; and b) issue
       shares in pursuance of any Instrument made
       or granted by the Directors while this resolution
       was in force, provided that: 1) the aggregate
       number of shares to be issued pursuant to this
       resolution  including shares to be issued in
       pursuance of Instruments made or granted pursuant
       to this resolution  does not exceed 50% of
       the issued share capital of the Company  as
       calculated in accordance with Paragraph 2)
       , of which the aggregate number of shares to
       be issued other than on a pro rata basis to
       shareholders of the Company  including shares
       to be issued in pursuance of Instruments made
       or granted pursuant to this resolution  does
       not exceed 20% of the issued share capital
       of the Company  as calculated in accordance
       with Paragraph 2) ; 2)  subject to such manner
       of calculation as may be prescribed by the
       Singapore Exchange Securities Trading Limited
       SGX-ST   for the purpose of determining the
       aggregate number of shares that may be issued
       under Paragraph 1), the percentage of issued
       share capital shall be based on the issued
       share capital of the Company at the time this
       resolution is passed, after adjusting for:
       i) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       resolution is passed; and ii) any subsequent
       consolidation or subdivision of shares; 3)
       in exercising the authority conferred by this
       resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       for the time being in force  unless such compliance
       has been waived by the SGX-ST  and the Articles
       of Association for the time being of the Company;
       Authority expires at the earlier of the conclusion
       of the next AGM of the Company or the date
       by which the next AGM of the Company is required
       by law




--------------------------------------------------------------------------------------------------------------------------
 DBS GROUP HOLDINGS LTD                                                                      Agenda Number:  700689411
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20246107
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  SG1L01001701
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors of DBSH, for the purposes         Mgmt          For                            *
       of Sections 76C and 76E of the Companies Act,
       Chapter 50 the  Companies Act  , to purchase
       or otherwise acquire issued ordinary shares
       of SGD 1.00 each fully paid in the capital
       of DBSH   Ordinary Shares   not exceeding in
       aggregate the Maximum Percentage  as specified
       , at such price or prices as may be determined
       by the Directors from time to time up to the
       Maximum Price  as specified , whether by way
       of: i) market purchase s  on the Singapore
       Exchange Securities Trading Limited   SGX-ST
       transacted through the Central Limit Order
       Book trading system and/or any other securities
       exchange on which the ordinary shares may for
       the time being be listed and quoted   Other
       Exchange  ; and/or ii) off-market purchase
       s   if effected otherwise than on the SGX-ST
       or, as the case may be, other exchange  in
       accordance with any equal access scheme s
       as may be determined or formulated by the Directors
       as they consider fit, which scheme s  shall
       satisfy all the conditions prescribed by the
       Companies Act, and otherwise in accordance
       with all other laws and regulations and rules
       of the SGX-ST or, as the case may be, other
       exchange as may for the time being be applicable
       (the  Share Purchase Mandate  ;  Authority
       expires earlier at the conclusion of the next
       AGM of DBSH or to be held by law ; and authorize
       the Directors of the Company and/or any of
       them to complete and do all such acts and things
       including executing such documents as may
       be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this resolution




--------------------------------------------------------------------------------------------------------------------------
 DEPFA HOLDINGS PLC                                                                          Agenda Number:  700677935
--------------------------------------------------------------------------------------------------------------------------
        Security:  G27230104
    Meeting Type:  AGM
    Meeting Date:  03-May-2005
          Ticker:
            ISIN:  IE0072559994
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the 2004 FY

2.     Approve the payment of a final dividend on the            Mgmt          For                            *
       ordinary shares

3.     Elect the Board of Directors                              Mgmt          For                            *

4.     Authorize the Board of Directors to determine             Mgmt          For                            *
       the remuneration for the Auditors




--------------------------------------------------------------------------------------------------------------------------
 DEUTSCHE BANK AG, FRANKFURT AM MAIN                                                         Agenda Number:  700674991
--------------------------------------------------------------------------------------------------------------------------
        Security:  D18190898
    Meeting Type:  AGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  DE0005140008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       223984 DUE TO ADDITIONAL RESOLUTIONS. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

       PLEASE BE ADVISED THAT "DEUTSCHE BANK AG" SHARES          Non-Voting    No vote
       ARE ISSUED IN REGISTERED FORM AND AS SUCH DO
       NOT REQUIRE SHARE BLOCKING IN ORDER TO ENTITLE
       YOU TO VOTE. THANK YOU.

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the FY 2004 with the report of the
       Supervisory Board, the Group financial statements
       and Group annual report

2.     Approve the appropriation of the Distributable            Mgmt          For                            *
       profit of EUR 924,552,218.20 as follows: payment
       of a dividend of EUR 1.70 per entitled no-par
       share; the dividend on Company shares held
       by the Company shall be carried forward; ex-dividend
       and payable date 19 MAY 2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.     Appoint KPMG Deutsche Treuhand Gusellschaft               Mgmt          For                            *
       AG, Frankfurt as the Auditors for the FY 2005

6.     Authorize the Company to acquire and sell own             Mgmt          For                            *
       shares, at a prices not differing more than
       10% from the market price of the shares, on
       or before 31 OCT 2006; the trading portfolio
       shares acquired for such purpose shall not
       exceed 5% of the share capital of the end of
       each day

7.     Authorize the Company to acquire own shares               Mgmt          For                            *
       of up to 10% of its current share capital through
       the stock exchange at prices neither more than
       10% above nor more than 20% below, the market
       price of the shares or by way of a repurchase
       offer at prices neither more than 10% below
       nor more than 15% above, the market price of
       shares on or before 31 OCT 2006; and authorize
       the Board of Directors to dispose of the shares
       in a manner other than the stock exchange or
       a rights offering insofar as the shares are
       used for acquisition purposes; if the shares
       are offered to the shareholders by way of rights
       offering, shares shall also be offered to holders
       warrants, convertible bonds, and participation
       certificates with conversation rights; the
       shares may also be used for the issue of employee
       shares or with in the scope of existing Stock
       Option Plans sold at a price not materially
       below their market price or retired

8.1    Elect Dr. Karl-Gerhard Eick as an Officer for             Mgmt          For                            *
       the Supervisory Board

8.2    Elect Prof. Dr. Paul Kirchhof as an Officer               Mgmt          For                            *
       for the Supervisory Board

8.3    Elect Dr. Jur. Dr.-Ing. E.H. Heinrich Von Pierer          Mgmt          For                            *
       as an Officer for the Supervisory Board

8.4    Elect Mr. Dieter Berg as an Officer for the               Mgmt          For                            *
       Supervisory Board

8.5    Elect Mr Lutz Wittig as an Officer for the Supervisory    Mgmt          For                            *
       Board




--------------------------------------------------------------------------------------------------------------------------
 DEUTSCHE TELEKOM AG, BONN                                                                   Agenda Number:  700662263
--------------------------------------------------------------------------------------------------------------------------
        Security:  D2035M136
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  DE0005557508
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS AGENDA IS NOW AVAILABLE             Non-Voting    No vote
       IN ENGLISH AND GERMAN

1.     Presentation of the approved annual financial             Mgmt          For                            *
       statements and consolidated financial statements
       approved by the Supervisory Board as of December
       31, 2004, the combined management report for
       Deutsche Telekom AG and the Group and the Supervisory
       Board's report on the 2004 financial year.
       ilable for inspection
       in the business offices of Deutsche Telekom
       AG at the Company's registered office, Friedrich-Ebert-Allee
       140, 53113 Bonn, Germany, and on the Internet
       at     http://www.telekom.de    They will also
       be available for inspection during the Shareholders'
       Meeting.

2.     Resolution on the appropriation of net income.            Mgmt          For                            *
       The Board of Management and Supervisory Board
       propose that the net income totaling EUR 2,881,090,240,54
       be used as follows: Payment of a dividend of
       EUR 0,62 for each individual dividend-bearing
       no par value share and carrying forward of
       the remaining balance to the new account. Based
       on this proposed dividend, a dividend total
       resulting from the dividend-bearing capital
       stock of 1 0,675,798,676,48 on the day of publishing
       the annual financial statements (on February
       22, 2005), divided up into 4,1 70,233,858 individual
       no par value shares, is 2,585,544,991,96, and
       the retai ned profit brought forward is 295,545,248,58.
       The final amounts depend on the number of
       shares carrying dividend rights issued when
       the vote on the resolution on the appropriation
       of net income was taken. If the number of shares
       carrying dividend rights decreases, the amount
       to be carried forward to the new account increases
       accordingly. If the number of shares carrying
       dividend rights increases, the amount to be
       carried forward to the new account decreases
       accordingly. The dividend is payable on April
       28, 2005.

3.     Resolution regarding approval of the Board of             Mgmt          For                            *
       Managements actions for the 2004 financial
       year. The Board of Management and the Supervisory
       Board propose the approval of the Board of
       Managements actions for the 2004 financial
       year.

4.     Resolution regarding approval of the Supervisory          Mgmt          For                            *
       Boards actions for the 2004 financial year.
       The Board of Management and the Supervisory
       Board propose the approval of the Supervisory
       Boards actions for the 2004 financial year.

5.     Resolution on the appointment of the independent          Mgmt          For                            *
       auditor and the Group auditor for the 2005
       financial year. The Supervisory Board proposes
       that PwC Deutsche Revision Aktiengesellschaft
       WirtschaftsprUfungsge setlschaft, Frankfurt
       am Main, and Ernst & Young Deutsche AG WirtschaftsprUfungsgesellschaft,
       Stutt gart, be jointly appointed as the independent
       auditor and Group auditor for the 2005 financiat
       year, sub ject to the proviso that each auditor
       is able to con duct the audit alone if the
       other auditor should drop out for a reason
       for which the Company is not responsible.

6.     Resolution authorizing the Company to purchase            Mgmt          For                            *
       and use its own shares including use for exclusion
       of subscription rights. The Board of Management
       and the Supervisory Board propose the adoption
       of the following resolution: The Board of Management
       is authorized to purchase a total of 419,786,533
       shares in the Com pany by October 25, 2006,
       which is slightly less than 10% of the capital
       stock, subject to the provi so that the shares
       to be purchased on the basis of this authorization
       in conjunction with the other shares of the
       Company which the Company has already purchased
       and still possesses or are to be assigned to
       it under 71 d and 71 e AktG do not at any time
       account for more than 10% of the Companys capital
       stock. This authorization may be exercised
       as a whole or in portions. The pur chase can
       be carried out in partial tranches spread over
       various purchase dates within the authorization
       period until the maximum purchase volume is
       reached. The shares may also be purchased by
       dependent Group companies of Deutsche Tetekom
       AG as defined in 17 AktG (German Stock Corporation
       Act) or third parties for the account of Deutsche
       Tetekom AG or for the account of the dependent
       Group companies of Deutsche Telekom AG pursuant
       to 17 AktG.

7.     Election of State Secretary Volker Halsch as              Mgmt          For                            *
       Member of the Supervisory Board. By order of
       Bonn Local Court of September 24, 2004, State
       Secretary Mr. Volker Halsch has been appointed
       a member of the Companys Supervisory Board
       with effect from October f, 2004, in lieu of
       Dr. Manfred Overhaus, who resigned from office
       with effect from September 30, 2004, He is
       now to be elected as a member of the Supervisory
       Board by the Share holders Meeting.

8.     Election of Dr. Wolfgang Reitzle as Member of             Mgmt          For                            *
       the Supervisory Board.

9.     Resolution on the authorization to issue convertible      Mgmt          Against                        *
       bonds and/or bonds with war rants (which can
       also each have dividend-related interest like
       a participating bond) under the revo cation
       of the existing authorization and creation
       of additional contingent capital and amendment
       to the Articles of Incorporation as well as
       the op tion of excluding the subscription right.
       The Board of Management and the Supen Board
       propose the adoption of the following resolution:
       a) Authorization to issue convertible bonds
       and/or bonds with warrants arid to exclude
       the subscription right  (1) Authorization period,
       par value, number of shares, term, interest
       The Board of Management is authorized, with
       the consent of the Supervisory Board, to issue
       on one or more occasions by April 25,2010,
       bearer and/or registered convertible bonds
       and/or bonds with warrants (hereinafter also
       referred to as bonds having a total par value
       of up to 5,000,000,000 with a term of up to
       30 (thirty) years and to grant to the holders
       or creditors of bonds conversion or option
       rights for shares of Deutsche Telekom AG representing
       a proportion of the capital stock not to exceed
       600,000,000, as more closely defined in the
       terms and condi tions for the bonds. The bonds
       can also have vari able interest, whereby the
       interest, as in a partici pating bond can depend
       partially or completely on the amount of the
       Companys dividend.

10.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with MagyarCom Holding GmbH.

11.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with DeTeFleetServices

12.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with DFMG Holding GmbH.

13.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with DeTe Immobilien, Deutsche
       Telekom lmmobilien und Service GmbH

14.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with DeleAssekuranz - Deutsche
       Telekom Assekuranz-Vermittlungs geseilschaft
       mbH.

15.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with T-Punkt Vertriebs gesellschaft
       mbH.

16.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with Deutsche Telekom Training
       GmbH.

17.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with T-Systems International
       GmbH.

18.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with DeTeMedien, Deutsche
       Telekom Med ien GmbH.

19.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with Carmen Telekom munikationsdienste
       GmbH

20.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with Norma Telekom munikationsdienste
       GmbH.

21.    Resolution regarding approval to conclude a               Mgmt          For                            *
       control agreement with Traviata Telekommunikationsdienste
       GmbH.

22.    Resolution regarding approval to conclude a               Mgmt          For                            *
       profit and loss transfer agreement with MagyarCom
       Holding GmbH.

23.    Amendment of the Articles of Incorporation in             Mgmt          For                            *
       line with the draft bill for the Law on Corporate
       Integrity and Modernization of the Right of
       Avoidance (UMAG Unternehmensintegritt und Modernisierung
       des Anfechtungsrechts). On November 17, 2004.
       the German Government brought forward the draft
       bill for the Law on Corporate Integrity and
       Modernization of the Right of Avoidance (UMAG.)
       UMAG serves, among other things, to supplement
       131(2) of the AktG, according to which the
       chair of the meeting can be authorized in the
       Articles of Incorporation to put a time limit
       on the shareholders right to speak and ask
       questions. UMAG is likely to come into force
       after the explana tory memorandum by the government
       on November 1, 2005. The Articles of Incorporation
       of Deutsche Telekom AG shall be amended in
       line with the future legal provisions on a
       timely basis prior to the next Shareholders
       Meeting. The Board of Management and Supervisory
       Board therefore recommend the adoption of the
       following amendment to the Articles of Incorporation:
       1 7 (2) of the Articles of Incorporation presently
       reads as follows: The Chairman shall run the
       meeting. He shall deter mine the order of discussion
       of agenda items as well as the manner and order
       of voting. A third sentence will be added to
       17(2) of the Articles of Incorporation as follows:
       He may set an appropriate time limit for share
       holders right to speak and ask questions; he
       can, in particular, appropriately determine
       the length of the Shareholders Meeting and
       the time allotted for dis cussing items on
       the agenda or for any individual questions
       or comments.The Board of Management shall be
       instructed not to enter the amendment to the
       Articles of Incorporation for registration
       at the Commercial Register until the provisions
       described above regarding the restriction of
       the right to speak and ask questions enter
       into force in a vervion that, apart from any
       slight editorial changes, substantially complies
       with the Bundesrats 03/05 official document
       in terms of content.

       PLEASE BE ADVISED THAT " DEUTSCHE TELEKOM AG"             Non-Voting    No vote
       SHARES ARE ISSUED IN REGISTERED FORM AND AS
       SUCH DO NOT REQUIRE SHARE BLOCKING IN ORDER
       TO ENTITLE YOU TO VOTE. THANK YOU

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU                Non-Voting    No vote

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM AND UNLESS THE MEETING IS CONCLUDED,
       THERE WILL BE A SECOND CALL ON 27 APR 2005.
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 DIAGEO PLC                                                                                  Agenda Number:  700594270
--------------------------------------------------------------------------------------------------------------------------
        Security:  G42089113
    Meeting Type:  AGM
    Meeting Date:  20-Oct-2004
          Ticker:
            ISIN:  GB0002374006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  and the Auditor s reports          Mgmt          For                            *
       and the accounts for the YE 30 JUN 2004

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 30 JUN 2004

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            *

4.     Re-elect Lord Hollick of Notting Hill as a Director,      Mgmt          For                            *
       who retires by rotation

5.     Re-elect Mr. N.C. Rose as a Director, who retires         Mgmt          For                            *
       by rotation

6.     Re-elect Mr. P.A. Walker as a Director, who               Mgmt          For                            *
       retires by rotation

7.     Elect Mr. H.T. Stitzer as a Director                      Mgmt          For                            *

8.     Elect Mr. J.R. Symonds as a Director                      Mgmt          For                            *

9.     Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            *
       the Company until the conclusion of the next
       general meeting at which accounts are laid
       before the Company and authorize the Directors
       to determine their remuneration

S.10   Approve to renew the power conferred on the               Mgmt          Against                        *
       Directors by Paragraph 4.3 of Article 4 of
       the Company s Articles of Association for a
       period expiring at the conclusion of the next
       AGM of the Company or on 19 JAN 2006, whichever
       is earlier and for such period the maximum
       amount of equity securities which the Directors
       may so allot in accordance with Paragraph 4.4
       (c) of Article 4  Section 95 prescribed amount
       referred to in Article 4.4(c)  shall be GBP
       44,234,986

S.11   Amend Article 46.1 of the Articles of Association         Mgmt          For                            *
       of the Company

S.12   Authorize the Company to make market purchases            Mgmt          For                            *
       Section 163 of the Companies Act 1985  as
       amended   of up to 305,752,223 of its ordinary
       shares of 28 101/108 pence each, at a minimum
       price of 28 101/108 pence for an ordinary share
       and up to 105% of the average middle market
       quotations for such shares derived from the
       London Stock Exchange Daily Official List,
       over the previous 5 business days;  Authority
       expires at the conclusion of the next AGM ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

13.    Amend the Diageo Long Term Incentive Plan in              Mgmt          For                            *
       accordance with the schedule of amendments
       produced to the meeting, subject to the passing
       of Resolution 11

14.    Authorize the Board to amend the Diageo Executive         Mgmt          For                            *
       Share Option Plan in accordance with the schedule
       of amendments produced to the meeting, subject
       to the passing of Resolution 11

15.    Amend the Discretionary Incentive Plan in accordance      Mgmt          For                            *
       with the schedule of amendments produced to
       the meeting, subject to the passing of Resolution
       11

16.    Authorize the Board to amend the Diageo 2001              Mgmt          For                            *
       Share Incentive Plan in accordance with the
       schedule of amendments produced to the meeting,
       subject to the passing of Resolution 11

17.    Authorize the Board to amend the UK Sharesave             Mgmt          For                            *
       Scheme 2000 in accordance with the schedule
       of amendments produced to the meeting, subject
       to the passing of Resolution 11

18.    Authorize the Board to amend the Diageo 1999              Mgmt          For                            *
       Irish Sharesave Scheme in accordance with the
       schedule of amendments produced to the meeting,
       subject to the passing of Resolution 11

19.    Amend the Diageo Long Term Incentive Plan in              Mgmt          For                            *
       accordance with the schedule of amendments
       produced to the meeting so that the maximum
       individual limit on annual awards under the
       Long Term Incentive Plan is increased to 250%
       of annual salary




--------------------------------------------------------------------------------------------------------------------------
 DIXONS GROUP PLC                                                                            Agenda Number:  700577919
--------------------------------------------------------------------------------------------------------------------------
        Security:  G27806101
    Meeting Type:  AGM
    Meeting Date:  08-Sep-2004
          Ticker:
            ISIN:  GB0000472455
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and the financial           Mgmt          For                            *
       statements for the 52 weeks ended 01 MAY 2004
       and the Auditors  thereon

2.     Declare a final dividend of 5.000 pence per               Mgmt          For                            *
       ordinary share for the 52 weeks ended 01 MAY
       2004

3.     Re-appoint Mr. Kevin O Byrne as a Director                Mgmt          For                            *

4.     Re-appoint Sir. John Collins as a Director                Mgmt          For                            *

5.     Re-appoint Mr. Count Ernmanuel d  Aandre as               Mgmt          For                            *
       a Director

6.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            *
       of the Company

7.     Authorize the Directors to agree the remuneration         Mgmt          For                            *
       of the Auditors in accordance with the Companies
       Act 1985

8.     Approve the remuneration report for 52 weeks              Mgmt          For                            *
       ended 01 MAY 2004

S.9    Amend the Articles of Association as: by adding           Mgmt          For                            *
       the words in Article 2; by renumbering Article
       8 as Article 8(A); by adding the sentence in
       Article 11; by adding the sentence in Article
       66(C); and by adding the sentence in Article
       129

10.    Approve the ordinary remuneration of the Directors        Mgmt          For                            *
       be increased from a maximum of GBP 500,000
       per annum to a maximum of GBP 750,000 per annum
       in aggregate

11.    Approve to renew the authority conferred on               Mgmt          For                            *
       the Directors by Article 11(B)(ii) of the Company
       s Article of Association  Authority expires
       the earlier of the AGM in 2005 or on 07 DEC
       2005  and Section 89 amount will be GBP 2,735,880
       and the sale of treasury shares will be treated
       as an allotment of equity securities for the
       purpose of Article 11

S.12   Approve that the authority and power conferred            Mgmt          For                            *
       on the Directors by Article 11(B)(ii) of the
       Company s Articles of Association be renewed
       for the period ending earlier of the AGM in
       2005 or 07 DEC 2005 and for such period the
       Section 89 amount will be GBP 2,435,880 and
       that the sale of treasury shares will be treated
       as an allotment of equity securities for the
       purposes of Article 11; the Directors seeking
       authority under Resolution 12 to allot shares
       up to an aggregate nominal value of GBP 2,435,880
       5% of issued share capital of the Company
       on 23 JUN 2004  for cash other than to existing
       shareholders in proportion to their shareholdings,
       in addition if the Company has purchased its
       own shares and holds them in treasury this
       restriction would give the Directors power
       to sell these shares for cash to persons other
       than existing shareholders, subject to the
       same limit that would apply to issues of shares
       for cash to these if given the authority will
       terminate no later than 15 months after the
       AGM; the Directors have no present intention
       of allotting shares other than as required
       in relation to the exercise of options under
       the Company s Employee Share Option Scheme;
       they intend to seek renewal at each AGM of
       the powers conferred by Resolutions 11 and
       12

S.13   Authorize the Company, for the purpose of Section         Mgmt          For                            *
       166 of the Companies Act 1985, to make market
       purchases  Section 163 of the Act  of up to
       194 million ordinary shares of 2.5p each in
       the capital of the Company, at a minimum price
       which will be paid for a share  exclusive of
       expenses  is its nominal value and not more
       than 105% of the average middle market quotations
       for ordinary, for the 5 business days;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company in 2005 or 30 SEP 2005 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

14.    Approve the changes to the rules of the Dixons            Mgmt          For                            *
       Group PLC Approved Employee Share Option Scheme
       2000  the Approved Scheme  and the Dixons Group
       PLC Unapproved Employee Share Option Scheme
       2000  the Approved Scheme

15.    Authorize the Directors to grant options to               Mgmt          For                            *
       French Employees under the Dixons Group Unapproved
       Employee Option Scheme 2000  the Unapproved
       Scheme  as specified




--------------------------------------------------------------------------------------------------------------------------
 DNB NOR ASA                                                                                 Agenda Number:  700680223
--------------------------------------------------------------------------------------------------------------------------
        Security:  R1812S105
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  NO0010031479
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE:                Non-Voting    No vote
       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.1    Elect Mr. Widar Slemdal Andersen as a Member              Mgmt          For                            *
       to the Supervisory Board

1.2    Elect Mr. Anne Cathrine Frostrup as a Member              Mgmt          For                            *
       to the Supervisory Board

1.3    Elect Mr. Elisabeth Graendsen as a Member to              Mgmt          For                            *
       the Supervisory Board

1.4    Elect Mr. Knut Hartvig Johannson  as a Member             Mgmt          For                            *
       to the Supervisory Board

1.5    Elect Mr. Erik Sture Larre Sr as a Member to              Mgmt          For                            *
       the Supervisory Board

1.6    Elect Mr. Ole-Eirik Leroy  as a Member to the             Mgmt          For                            *
       Supervisory Board

1.7    Elect Mr. Trond Mohn as a Member to the Supervisory       Mgmt          For                            *
       Board

1.8    Elect Mr. Anita Roarsen as a Member to the Supervisory    Mgmt          For                            *
       Board

1.9    Elect Mr. Benedicte Berg Schilbred as a Member            Mgmt          For                            *
       to the Supervisory Board

1.10   Elect Mr. Jorgen Tommeras as a Member to the              Mgmt          For                            *
       Supervisory Board

1.11   Elect Mr. Dag J. Opedal,  as the Deputy to the            Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2006

1.12   Elect Mr. Erik Buchmann, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.13   Elect Mr. Turid Dankertsen, as the Deputy to              Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.14   Elect Mr. Rolf Domstein, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.15   Elect Mr. Jan-Erik Dyvi, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.16   Elect Mr. Eva Granly Fredriksen, as the Deputy            Mgmt          For                            *
       to the Supervisory Board with a term of office
       until the AGM in 2007

1.17   Elect Mr. Harriet Hagan,  as the Deputy to the            Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.18   Elect Mr. Rolf Hodne, as the Deputy to the Supervisory    Mgmt          For                            *
       Board with a term of office until the AGM in
       2007

1.19   Elect Mr. Liv Johannson, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.20   Elect Mr. Herman Mehren, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.21   Elect Mr. Aage Most, as the Deputy to the Supervisory     Mgmt          For                            *
       Board with a term of office until the AGM in
       2007

1.22   Elect Mr. Einar Nistad, as the Deputy to the              Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.23   Elect Mr. Asbjorn Olsen, as the Deputy to the             Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.24   Elect Mr. Oddbjorn Paulsen, as the Deputy to              Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.25   Elect Mr. Arthur Sletteberg, as the Deputy to             Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.26   Elect Mr. Birger Solberg, as the Deputy to the            Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.27   Elect Mr. Tove Storrodvann, as the Deputy to              Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.28   Elect Mr. Anne Bjorg Thoen, as the Deputy to              Mgmt          For                            *
       the Supervisory Board with a term of office
       until the AGM in 2007

1.29   Elect Mr. Lars Wenaas, as the Deputy to the               Mgmt          For                            *
       Supervisory Board with a term of office until
       the AGM in 2007

1.30   Elect Mr. Hanne Rigmor Egenaess Wiig, as the              Mgmt          For                            *
       Deputy to the Supervisory Board with a term
       of office until the AGM in 2007

2.1    Elect Mr. Helge B. Andresen, as the Member to             Mgmt          For                            *
       the Control Committee until the AGM in 2007

2.2    Elect Mr. Frode Hassel, as the Member to the              Mgmt          For                            *
       Control Committee until the AGM in 2007

2.3    Elect Mr. Kristin Normann, Oslo, as the Member            Mgmt          For                            *
       to the Control Committee until the AGM in 2007

2.4    Elect Mr. Thorstein Overland, as the Member               Mgmt          For                            *
       to the Control Committee until the AGM in 2007

2.5    Elect Mr. Svein Brustad, as the Deputy to the             Mgmt          For                            *
       Control Committee until the AGM in 2007

2.6    Elect Mr. Anita Roarsen, as the Deputy to the             Mgmt          For                            *
       Control Committee until the AGM in 2007

3.1    Elect Mr. Per Otterdahl Moller, as the Member             Mgmt          For                            *
       to the Election Committee

3.2    Elect Mr. Benedicte Berg Schilbred, as the Member         Mgmt          For                            *
       to the Election Committee

4.     Approve that the Supervisory Board has examined           Mgmt          For                            *
       the proposal for the annual accounts for 2004
       as well as the proposed allocation of the profit
       for the year, including the distribution of
       a dividend of NOK 2.55 per share to registered
       shareholders as at 21 APR 2005, to be  distributed
       as from 10 MAY 2005 and recommends that the
       general meeting approve the Board of Directors
       proposal for the 2004  annual report and accounts,
       including the distribution of dividends; the
       shares in DnB NOR ASA will be quoted ex-dividend
       on  22 APR 2005

5.     Approve the Statutory Auditor s remuneration              Mgmt          For                            *
       for 2004 of NOK 450,000 for DnB NOR ASA

6.     Authorize the Board of Directors to achieve               Mgmt          For                            *
       an optimal level of equity, of DnB NOR ASA
       to acquire own shares for a total face value
       of up to NOK 1,339,089, 894, corresponding
       to 10 % of share capital. The shares may be
       purchased through the stock market, each share
       may be purchased at prices between NOK 10 and
       NOK 100  Authority is valid for a period of
       12 months  acquired shares shall be sold in
       accordance with regulations on the reduction
       of capital

7.     Amend Article 2-2, 3-1, 3-5, 6-1 of the Articles          Mgmt          For                            *
       of Association

8.     Approve the instruction for the Election Committee        Mgmt          For                            *

9.     Approve the information on corporate Governance           Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 E.ON AKTIENGESELLSCHAFT EON, DUESSELDORF                                                    Agenda Number:  700661184
--------------------------------------------------------------------------------------------------------------------------
        Security:  D24909109
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  DE0007614406
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and annual               Mgmt          Abstain                        *
       report for the 2004 FY with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            *
       profit of EUR 1,549,010,497.05 as follows:
       payment of a dividend of EUR 2.35 per no-par
       share ex-dividend and payable date: 28 APR
       2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.     Authorize the Board of Managing Directors, with           Mgmt          For                            *
       the consent of the Supervisory Board, to increase
       the Company's share capital by up to EUR 540,000,000
       through the issue of new bearer no-par shares
       against payment in cash and/or kind, on or
       before 27 APR 2010;  shareholders shall be
       granted subscription rights for a capital increase
       against payment in cash; shareholders subscription
       rights may be excluded for residual amounts,
       for the granting of such rights to bond holders,
       for a capital increase of up to 10% of the
       share capital if the new shares are issued
       at a price not materially below their market
       price, and for the issue of shares to employees
       of the Company and its affiliates, or against
       payment in kind; and amend the corresponding
       Articles of Association

6.     Authorize the Board of Managing Directors: to             Mgmt          For                            *
       acquire shares of the Company of up to 10%
       of its share capital, on or before 27 OCT 2006;
       the shares may be acquired through the stock
       exchange at a price neither more than 10% above
       nor more than 20% below the market price of
       the shares, by way of a public repurchase offer
       to all shareholders or by means of a public
       offer for the exchange of liquid shares which
       are admitted to trading on an organized market
       at a price not differing more than 20% from
       the market price of the shares, and by using
       derivatives in the form of call or put options
       if the exercise price is neither more than
       10% above nor more than 20% below the market
       price of the shares; to dispose of the shares
       in a manner other than the stock exchange or
       a rights offering if the shares are sold at
       a price not materially below their market price,
       used for acquisition purposes or for satisfying
       existing option and conversion rights, or issued
       to the Company's and its affiliates employees;
       the shares may also be retired

7.     Approve the Control and Profit Transfer Agreement         Mgmt          For                            *
       with the Company's wholly-owned E.ON Finanzanlagen
       GmbH, effective retroactively from 02 FEB 2005,
       until at least 31 DEC 2010

8.     Approve that, from the 2005 FY, the Members               Mgmt          For                            *
       of the Supervisory Board shall receive a fixed
       annual remuneration of EUR 55,000, a variable
       remuneration of EUR 115 for every EUR 0.01
       of the dividend payment per share in excess
       of EUR 0.10, and an additional variable remuneration
       of EUR 70 for every EUR 0.01 of the earnings
       per share in excess of EUR 2.30; and amend
       the corresponding Articles of Association

9.     Amend the Articles of Association in connection           Mgmt          For                            *
       with the Law on Corporate Integrity and the
       modernization of the right to set aside resolutions
       of shareholders meetings  UMAG , as follows:
       Section 15, regarding shareholders' meetings
       being convened no later than 30 days prior
       to the day by which shareholders are required
       to register to attend the shareholders meeting;
       Section 18, regarding shareholders intending
       to attend the shareholders meeting being obliged
       to register at least 7 days prior to the shareholders
       meeting and to provide a proof  in German or
       English  of their entitlement to attend the
       shareholders meeting or to exercise their voting
       rights

10.    Appoint PWC Deutsche Revision AG as the Auditors          Mgmt          For                            *
       for the FY 2005              ors for the year
       2005

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANY
       S MEETING.




--------------------------------------------------------------------------------------------------------------------------
 ELAN CORPORATION, PLC                                                                       Agenda Number:  932335347
--------------------------------------------------------------------------------------------------------------------------
        Security:  284131208
    Meeting Type:  Annual
    Meeting Date:  26-May-2005
          Ticker:  ELN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     TO RECEIVE AND CONSIDER THE FINANCIAL STATEMENTS          Mgmt          For                            For
       FOR THE YEAR ENDED DECEMBER 31, 2004 TOGETHER
       WITH THE REPORTS OF THE DIRECTORS AND AUDITORS
       THEREON.

O2     TO RE-ELECT DR. ALAN GILLESPIE WHO RETIRES FROM           Mgmt          For                            For
       THE BOARD BY ROTATION AS A DIRECTOR OF THE
       COMPANY.

O3     TO RE-ELECT MS. ANN MAYNARD GRAY WHO RETIRES              Mgmt          For                            For
       FROM THE BOARD BY ROTATION AS A DIRECTOR OF
       THE COMPANY.

O4     TO RE-ELECT MR. KIERAN MCGOWAN WHO RETIRES FROM           Mgmt          For                            For
       THE BOARD BY ROTATION AS A DIRECTOR OF THE
       COMPANY.

O5     TO AUTHORISE THE DIRECTORS TO FIX THE REMUNERATION        Mgmt          For                            For
       OF THE AUDITORS.

S6     TO AUTHORISE THE DIRECTORS TO ISSUE SECURITIES.           Mgmt          Against                        Against

S7     TO AUTHORISE THE DISAPPLICATION OF PRE-EMPTION            Mgmt          For                            For
       RIGHTS ON THE ALLOTMENT OF UP TO 40 MILLION
       SHARES FOR CASH.

S8     TO AUTHORISE THE COMPANY TO MAKE MARKET PURCHASES         Mgmt          For                            For
       OF OWN SHARES.

S9     TO SET THE RE-ISSUE PRICE RANGE FOR TREASURY              Mgmt          For                            For
       SHARES.




--------------------------------------------------------------------------------------------------------------------------
 ENI SPA, ROMA                                                                               Agenda Number:  700704186
--------------------------------------------------------------------------------------------------------------------------
        Security:  T3643A145
    Meeting Type:  AGM
    Meeting Date:  26-May-2005
          Ticker:
            ISIN:  IT0003132476
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID: 213014 DUE TO ADDITION OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       27 MAY 2005. YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED. THANK YOU

1.     Approve the financial statement as of 31 DEC              Mgmt          For                            *
       2004 of Eni Spa, the consolidated financial
       statement as of 31 DEC 2004, the reports of
       the Board of Directors, of the Board of Auditors
       and of the External Auditors

2.     Approve the allocation of earnings                        Mgmt          For                            *

3.     Grant authority to buy back own shares                    Mgmt          For                            *

4.     Approve the disposal of own shares in service             Mgmt          For                            *
       of a Stock Option Plan to the Managers of the
       Group

5.     Approve the number of the Members of the Board            Mgmt          For                            *
       of Directors

6.     Approve to establish the duration of the Board            Mgmt          For                            *
       of Directors

7.     Appoint Mr. Alberto Clo, Mr. Renzo Costi and              Mgmt          Against                        *
       Mr. Marco Reboa presented by Fineco Asset Management
       Spa Sgr, Arca Sgr Spa, Aureo Gestioni Sgr Spa,
       BNL Gestioni Sgr Spa, DWS Investments Italy
       Sgr Spa, Ersel Asset Management Sgr Spa, RAS
       Asset Management Sgr Spa, Hermes Administration
       Services Limited, Mediolanum International
       Funds Limited, Mediolanum Gestione Fondi Sgr
       Spa, Monte Paschi Asset Management Sgr Spa,
       Nextra Investment Management Sgr Spa, Pioneer
       Asset Management SA, Pioneer Investment Management
       Sgr Spa, Aletti Gestielle Sgr Spa, San Paolo
       Imi Asset Management Sgr Spa, holding more
       than 1% of stock capital and appoint Mr.Roberto
       Poli  Chairman  , Mr. Dario Fruscio, Mr. Marco
       Pinto, Mario Resca, Mr. Paolo Scaroni, Mr.
       Pierluigi Scibetta presented by Ministry of
       Finance, holding 20,31% of stock capital as
       a Directors

8.     Appoint the Chairman of the Board of Directors            Mgmt          Against                        *

9.     Approve the rewards for the Chairman of Board             Mgmt          For                            *
       of Directors

10.    Appoint Mr. Giorgio Silva, Mr. Riccardo Perotta           Mgmt          Against                        *
       and Mr. Massimo Gentile  Alternative Auditor
       presented by Candidates presented by Fineco
       Asset Management Spa Sgr, Arca Sgr Spa, Aureo
       Gestioni Sgr Spa, BNL Gestioni Sgr Spa, DWS
       Investments Italy Sgr Spa, Ersel Asset Management
       Sgr Spa, RAS Asset Management Sgr Spa, Hermes
       Administration Services Limited, Mediolanum
       International Funds Limited, Mediolanum Gestione
       Fondi Sgr Spa, Monte Paschi Asset Management
       Sgr Spa, Nextra Investment Management Sgr Spa,
       Pioneer Asset Management SA, Pioneer Investment
       Management Sgr Spa, Aletti Gestielle Sgr Spa,
       San Paolo Imi Asset Management Sgr Spa, holding
       more than 1% of stock capital and appoint Mr.
       Paolo Colombo  Chairman , Mr. Filippo Duodo,
       Mr. Edoardo Grisolia and Mr. Francesco Bilotti
       Alternative Auditor  presented by the Ministry
       of Finance, holding 20,31% of stock capital
       as the Internal Auditors

11.    Appoint the Chairman of Board of Auditors                 Mgmt          For                            *

12.    Approve the rewards for the Chairman of Board             Mgmt          For                            *
       of Auditors and the Statutory Auditors




--------------------------------------------------------------------------------------------------------------------------
 ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, WIEN                                        Agenda Number:  700701736
--------------------------------------------------------------------------------------------------------------------------
        Security:  A19494102
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  AT0000652011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual statement of the accounts              Mgmt          For                            *
       and the report by the Supervisory Board

2.     Approve the appropriation of the net profits              Mgmt          For                            *

3.a    Approve the activities under taken by the Board           Mgmt          For                            *
       of Directors in 2004

3.b    Approve the activities under taken by the Supervisory     Mgmt          For                            *
       Board in 2004

4.     Approve the remuneration for the Supervisory              Mgmt          For                            *
       Board

5.     Elect the Supervisory Board                               Mgmt          For                            *

6.     Elect the Auditor of additional sheet for 2005            Mgmt          For                            *

7.     Grant authority to buy back own shares for trading        Mgmt          For                            *

8.     Grant authority to buy back own shares without            Mgmt          For                            *
       specified puposes

9.     Approve the new option program for Members of             Mgmt          For                            *
       the Board of Directors and the Managers

10.    Approve to change the Article as follows: a)              Mgmt          For                            *
       to raise of the needed majority for the cancellation
       of the membership of the Supervisory Board,
       b) to deposit at Foreigen Bank, c) to change
       with a majority of 3/4, and d) allowance to
       record and broadcast the AGM




--------------------------------------------------------------------------------------------------------------------------
 ESPRIT HOLDINGS LTD                                                                         Agenda Number:  700616191
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3122U129
    Meeting Type:  AGM
    Meeting Date:  03-Dec-2004
          Ticker:
            ISIN:  BMG3122U1291
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       206110 DUE TO CHANGE IN THE AGENDA. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Receive and approve the audited consolidated              Mgmt          For                            *
       financial statements and the reports of the
       Directors and the Auditors of the Group for
       the YE 30 JUN 2004

2.     Approve a final dividend for the YE 30 JUN 2004           Mgmt          For                            *

3.     Approve a special dividend for the YE 30 JUN              Mgmt          For                            *
       2004

4.I    Re-elect Mr. John Poon Cho Ming as a Director             Mgmt          For                            *

4.II   Re-elect Mr. Alexander Reid Hamilton as a Director        Mgmt          For                            *

4.III  Re-elect Mr. Simon Lai Sau Cheong as a Director           Mgmt          For                            *

4.IV   Re-elect Mr. Jerome Squire as a Director                  Mgmt          For                            *

5.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       of the Company to fix their remuneration

6.     Approve to grant general mandate to the Directors         Mgmt          For                            *
       of the Company to purchase shares of the Company

7.     Approve to grant a general mandate to the Directors       Mgmt          Against                        *
       of the Company to issue and allot shares of
       the Company

8.     Approve to extend the general mandate to the              Mgmt          For                            *
       Directors of the Company to issue shares of
       the company by the number of shares repurchased
       under the general mandate granted pursuant
       to resolution no.6

S.9    Amend the Bye-Laws of the Company to bring them           Mgmt          For                            *
       in line with certain recent changes to the
       rules governing the Listing of Securities on
       The Stock Exchange of Hong Kong Limited and
       to make certain other changes




--------------------------------------------------------------------------------------------------------------------------
 FAIRFAX FINL HLDGS LTD                                                                      Agenda Number:  700669534
--------------------------------------------------------------------------------------------------------------------------
        Security:  303901102
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2005
          Ticker:
            ISIN:  CA3039011026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Frank B. Bennett as a Director                  Mgmt          For                            *

1.2    Elect Mr. Anthony F. as a Director                        Mgmt          For                            *

1.3    Elect Mr. Robbert Hartog as a Director                    Mgmt          For                            *

1.4    Elect Mr. Paul Murray as a Director                       Mgmt          For                            *

1.5    Elect Mr. Brandon W. Sweitzer as a Director               Mgmt          For                            *

1.6    Elect Mr. V. Prem Watsa, Chairman and Chief               Mgmt          For                            *
       Executive Officer, as a Director

2.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditor until the next annual meeting

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FANUC LTD                                                                                   Agenda Number:  700738668
--------------------------------------------------------------------------------------------------------------------------
        Security:  J13440102
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3802400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 31 yen

2.     Amend the Articles of Incorporation                       Mgmt          Against                        *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

3.14   Elect a Director                                          Mgmt          For                            *

3.15   Elect a Director                                          Mgmt          For                            *

3.16   Elect a Director                                          Mgmt          For                            *

3.17   Elect a Director                                          Mgmt          For                            *

3.18   Elect a Director                                          Mgmt          For                            *

3.19   Elect a Director                                          Mgmt          For                            *

3.20   Elect a Director                                          Mgmt          For                            *

3.21   Elect a Director                                          Mgmt          For                            *

3.22   Elect a Director                                          Mgmt          For                            *

3.23   Elect a Director                                          Mgmt          For                            *

3.24   Elect a Director                                          Mgmt          For                            *

3.25   Elect a Director                                          Mgmt          For                            *

3.26   Elect a Director                                          Mgmt          For                            *

3.27   Elect a Director                                          Mgmt          For                            *

4.     Amend the Compensation to be received by Directors        Mgmt          Against                        *

5.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 FAST RETAILING CO LTD                                                                       Agenda Number:  700612876
--------------------------------------------------------------------------------------------------------------------------
        Security:  J1346E100
    Meeting Type:  AGM
    Meeting Date:  25-Nov-2004
          Ticker:
            ISIN:  JP3802300008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   50, Final
       JY 65, Special JY 0

2.1    Elect Director                                            Mgmt          For                            *

2.2    Elect Director                                            Mgmt          For                            *

2.3    Elect Director                                            Mgmt          For                            *

2.4    Elect Director                                            Mgmt          For                            *

2.5    Elect Director                                            Mgmt          For                            *

2.6    Elect Director                                            Mgmt          For                            *

2.7    Elect Director                                            Mgmt          For                            *

2.8    Elect Director                                            Mgmt          For                            *

3.1    Appoint Internal Statutory Auditor                        Mgmt          For                            *

3.2    Appoint Internal Statutory Auditor                        Mgmt          For                            *

3.3    Appoint Internal Statutory Auditor                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 FBG FIN LTD                                                                                 Agenda Number:  700591262
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3944W187
    Meeting Type:  AGM
    Meeting Date:  25-Oct-2004
          Ticker:
            ISIN:  AU000000FGL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. D.A. Crawford as a Director, who             Mgmt          For                            *
       retires by rotation in accordance with the
       Company s Constitution

2.     Re-elect Mr. B. Healey as a Director, who retires         Mgmt          For                            *
       by rotation in accordance with the Company
       s Constitution

3.     Approve to increase the total amount of the               Mgmt          For                            *
       Directors  fees by the Company, that may be
       received by the Company s Non-Executive Directors
       from AUD 900,000 to AUD 1,200,000

4.     Authorize the Directors: a) to establish and              Mgmt          For                            *
       in their discretion maintain, with effect from
       the date of this resolution, the plans proposed
       to be called the Foster s Employee Share Grant
       Plan  Share Grant Plan  and the Foster s Employee
       Share Grant Replica Plan  Replica Plan  on
       substantially the terms and conditions as specified,
       and implement the Plans; b) approve to issue
       the participating employees under the Share
       Grant Plan, ordinary shares in the Company
       in accordance with the rules for the Share
       Grant Plan as specified, and that such issues
       of ordinary shares as an exception to ASX Listing
       Rule 7.1; and c) make awards to participating
       employees under the Replica Plan to receive
       payments in accordance with the rules for the
       Replica Plan

5.     Approve the acquisition of rights in respect              Mgmt          For                            *
       of up to a maximum of 340,000 ordinary shares
       in the Company in respect of the FY 2004/2005,
       subject to the relevant performance standards
       prescribed under the Foster s Long Term Incentive
       Plan  Plan , by Mr. T.L.O Hoy, President and
       the Chief Executive Officer of the Company,
       under the Plan




--------------------------------------------------------------------------------------------------------------------------
 FOMENTO ECONOMICO MEXICANO, S.A. DE                                                         Agenda Number:  932268635
--------------------------------------------------------------------------------------------------------------------------
        Security:  344419106
    Meeting Type:  Annual
    Meeting Date:  10-Mar-2005
          Ticker:  FMX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      REPORT OF THE BOARD OF DIRECTORS; PRESENTATION            Mgmt          For
       OF THE FINANCIAL STATEMENTS OF FOMENTO ECONOMICO
       MEXICANO, S.A. DE C.V., FOR THE 2004 FISCAL
       YEAR, AND THE REPORT OF THE EXAMINER PURSUANT
       TO ARTICLE 172 OF THE GENERAL LAW OF COMMERCIAL
       COMPANIES AND THE APPLICABLE PROVISIONS OF
       THE SECURITIES MARKET LAW.

II     APPLICATION OF THE RESULTS FOR THE 2004 FISCAL            Mgmt          For
       YEAR, INCLUDING THE PAYMENT OF A CASH DIVIDEND,
       IN MEXICAN PESOS.

III    PROPOSAL TO DETERMINE THE MAXIMUM AMOUNT TO               Mgmt          For
       BE USED IN THE SHARE REPURCHASE PROGRAM.

IV     ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS             Mgmt          For
       AND EXAMINERS, AND RESOLUTION WITH RESPECT
       TO THEIR REMUNERATION.

V      APPOINTMENT OF COMMITTEES.                                Mgmt          For

VI     APPOINTMENT OF DELEGATES FOR THE SHAREHOLDERS             Mgmt          For
       MEETING.

VII    MINUTES OF THE SHAREHOLDERS  MEETING.                     Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA PLASTICS CORP                                                                       Agenda Number:  700712640
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26095102
    Meeting Type:  AGM
    Meeting Date:  23-May-2005
          Ticker:
            ISIN:  TW0001301000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       # 220531 DUE TO A CHANGE IN THE AGENDA. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 2004 operation report                         Mgmt          For                            *

2.     Approve the 2004 financial report                         Mgmt          For                            *

3.     Approve the 2004 earning distribution;  cash              Mgmt          For                            *
       dividend: TWD 3.6 per share, stock dividend:
       90 shares per 1,000 shares from retained earnings
       subject to 20% withholding tax

4.     Approve the capitalization of 2004 dividend               Mgmt          For                            *

5.     Amend the Memorandum and the Articles of Association      Mgmt          For                            *
       and others




--------------------------------------------------------------------------------------------------------------------------
 FRANCE TELECOM SA                                                                           Agenda Number:  700577945
--------------------------------------------------------------------------------------------------------------------------
        Security:  F4113C103
    Meeting Type:  MIX
    Meeting Date:  01-Sep-2004
          Ticker:
            ISIN:  FR0000133308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1.

E.1    Receive the Board of Directors, the Auditors              Mgmt          For                            *
       reports and the acknowledge the Amalgamation-Merger
       Project of Wanadoo by the Company; approve
       that the absorbing Company is the owner of
       all of the Wanadoo Company s shares and it
       approves the Amalgamation-Merger Project under
       which it is stated that Wanadoo shall contribute
       the total of its assets, with the corresponding
       taking over of all its liabilities and decides
       that there is no need to increase the share
       capital; difference between the Wanadoo merger
       contribution of EUR 5,096,874,722.00 and the
       net book value of the 1,499,402,746 Wanadoo
       shares the Company owns of EUR 12,408,378,704.00
       represents a capital loss on transferred shares
       of EUR 7,311,593,982.00 which will be registered
       in the Company asset balance sheet for an amount
       of EUR 7,284,912,358.00; special reserve on
       long-term capital gains and the regulated reserves
       of EUR 843,735.00 and EUR 2,046,634.75 shall
       be rebuilt into the Company s accounts by charging
       to the legal reserve account

E.O.2  Approve rhe commitments of the recovery by France         Mgmt          For                            *
       Telecom of Wanadoo s in respect of the holders
       of the 27,382,050 stock options granting to
       right to subscribe Wanadoo s shares which have
       still not been exercised once the Amalgamation-Merger
       is effective, subject to the approval by the
       holders and the approval of the Resolution
       7, these shares can be France Telecom existing
       shares; approve the ratio of exchange of 7
       France Telecom shares for 18 Wanadoo shares
       and the increase in share capital shall not
       exceed EUR 48,000,000.00 by way of issuing
       12,000,000 shares of a par value of EUR 4.00
       each; grant all powers to the Board of Directors,
       with the possibility of sub-delegation, to
       take all necessary measures and accomplish
       all necessary formalities

E.3    Approve that the Amalgamation-Merger of Wanadoo           Mgmt          For                            *
       is final and that the said company shall be
       dissolved in approval of Resolution E.1

E.O.4  Authorize the Board of Directors to proceed               Mgmt          For                            *
       with the issue of Company s shares which shall
       be subscribed by cash or by compensation of
       debt securities, granted to the holders of
       the Orange S.A., Company shares or stock options
       granting the right to subscribe or purchase
       shares, who signed a liquidity contract with
       France Telecom provided that the capital increase
       resulting from the issue of shares in accordance
       with this resolution, shall not exceed the
       nominal amount of EUR 400,000,000.00 by way
       of issuing 100,000,000 new shares of a parvalue
       of EUR 4.00 each, the nominal amount of the
       capital increase resulting from the issues
       of shares or securities;  Authorization is
       given for a period of 18 months ; authorize
       the Board of Directors, pursuant to the Resolutions
       9, 10, 11, 12 and 13 of the general meeting
       of 25 FEB 2003, to take all necessary measures
       and accomplish all necessary formalities and
       notably, to charge all fees resulting from
       the issue of shares to all premiums resulting
       from capital increases, and to appropriate
       from this amount such sums as are required
       to bring the legal reserve to tenth of the
       new share capital after each increase

E.O.5  Authorize the Board of Directors to grant, in             Mgmt          For                            *
       one or in several stages, to the benefit of
       the Company s members of staff or representatives,
       stock options the right to subscribe or purchase
       the Company s shares within a limit of 2% of
       the Company s share capital;  Authorization
       is given for a period of 38 months ; grant
       all powers to the Board of Directors, with
       the possibility of sub-delegation, to take
       all necessary measures and accomplish all necessary
       formalities

E.O.6  Authorize the Board of Directors, substituting            Mgmt          For                            *
       the delegation given in Resolution 12 at the
       Combined General Meeting of 09 APR 2004, to
       increase the share capital, in one or in several
       stages and on its sole decisions, by way of
       issuing shares or securities giving access
       to the Company capital to the benefit of the
       members of the group France Telecom s Enterprise
       Savings Plan, or by the distribution of free
       shares, notably by way of incorporating into
       the capital reserves, profits or share premiums
       provided that the capital increase by way of
       issuing shares or securities giving access
       to the company capital shall not exceed the
       nominal amount of EUR 1,000,000,000.00 and
       the capital increase by way of incorporating
       into the capital reserves, profits or share
       premiums shall not exceed the nominal amount
       of EUR 1,000,000,000.00;  Authorization is
       given for a period of 26 months starting from
       the present meeting ; authorize the Board of
       Directors, with the possibility of sub-delegation,
       to take all necessary measures and accomplish
       all necessary formalities and notably, to charge
       all fees resulting from the capital increases
       to all premiums resulting from such capital
       increases, and to appropriate from this amount
       such sums as are required to bring the legal
       reserve to tenth of the new share capital after
       each increase

O.7    Approve that Chairman takes the record of the             Mgmt          For                            *
       authorization given in general meeting of 09
       APR 2004, where in the Company was authorized
       to purchase its own shares, as per the conditions:
       maximum purchase price: EUR 50.00; minimum
       selling price: EUR 14.50; maximum number of
       shares to be traded: 10% of the share capital
       and this authorization was given for a period
       of 18 months starting from 09 APR 2004; and
       approve, in subject to the adoption of the
       Resolutions 1, 2 and 5, to complete the aims
       of the repurchase plan by using the acquired
       shares in order to allow the recovery of France
       Telecom shares to the holders of the stock
       options granting the right to subscribe shares
       and carry out any stock options granting the
       right to purchase shares plan

O.8    Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of the present in
       order to accomplish all deposits and publications
       which are prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 FRANCE TELECOM SA                                                                           Agenda Number:  700669609
--------------------------------------------------------------------------------------------------------------------------
        Security:  F4113C103
    Meeting Type:  MIX
    Meeting Date:  22-Apr-2005
          Ticker:
            ISIN:  FR0000133308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors;
       approve the financial statements and the balance
       sheet for the YE 31 DEC 2004 and the earnings
       for this FY EUR 6,619,330,115.41; and grant
       discharge to the Members of the Board of Directors
       for the performance of their duties during
       the said FY

O.2    Receive the Management report of the Board of             Mgmt          For                            *
       Directors and the report of the Statutory Auditors
       and approve the consolidated financial statements
       for the FY 2004

O.3    Approve to appropriate the profits as follows:            Mgmt          For                            *
       profits for the FY: EUR 6,619,330,115.41; appropriation
       of EUR 305,731,528.78 to the legal reserve,
       thus amounting to EUR 767,264,305.98; distributable
       profits: EUR 5,808,899,046.88; balance of the
       distributable profits to the carry forward
       account; the shareholders will receive a net
       dividend of EUR 0.48 per share, eligible for
       the 50% allowance and without tax credit as
       this one has been cancelled since 01 JAN 2005
       this dividend will be paid on 03 JUN 2005;
       and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities as required by law

O.4    Receive the report of the Board of Directors              Mgmt          For                            *
       and approve, as required by Article 39 IV of
       Financial Law Number 2004-1485 of 30 DEC 2004,
       for 2004: to cancel the appropriation to a
       secondary account of the legal reserve, specific
       to the special reserve of long-term capital
       gains account, of the amount of 31 DEC 2004
       which was of EUR 1,511,605.26 to charge, in
       priority, to the special reserve of long-term
       capital gains account or secondarily the carry
       forward account, the taxes amount due to this
       operation

O.5    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       said report and the agreements referred to
       therein

O.6    Ratify the co-optation of Mr. Didier Lombard              Mgmt          For                            *
       as Director for the remaining period of his
       predecessor s term of office, Mr. Thierry Breton

O.7    Approve to renew the term of office of Mr. Didier         Mgmt          For                            *
       Lombard as  a Director for a period of 5 years

O.8    Approve to renew the term of office of Mr. Marcel         Mgmt          For                            *
       Roulette as a Director for a period of 5 years

O.9    Approve to renew the term of office of Mr. Stephane       Mgmt          For                            *
       Richard as a Director for a period of 5 years

O.10   Approve to renew the term of office of Mr. Arnaud         Mgmt          For                            *
       Lagardere as a Director for a period of 5 years

O.11   Approve to renew the term of office of Mr. Henri          Mgmt          For                            *
       Martre as a Director for a period of 5 years

O.12   Approve to renew the term of office of Mr. Bernard        Mgmt          For                            *
       Dufau as a Director for a period of 5 years

O.13   Approve to renew the term of office of Mr. Jean           Mgmt          For                            *
       Simonin as a Director for a period of 5 years

O.14   Appoint Mr. Jean-Yves Bassuel as a Director               Mgmt          Against                        *
       representing shareholders staff members, for
       a period of 5 years

O.15   Appoint Mr. Bernard Gingreau as a Director representing   Mgmt          For                            *
       shareholders staff members, for a period of
       5 years

O.16   Appoint Mr. Stephane Tierce as a Director representing    Mgmt          Against                        *
       shareholders staff members, for a period of
       5 years

O.17   Approve to award total annual fees of EUR 500,000.00      Mgmt          For                            *
       to the Board of Directors

O.18   Receive the report of the Board of Directors              Mgmt          For                            *
       relating to the change of Deloitte Et Associes
       Corporate name, previously called Deloitte
       Touche Tohmatsu-Audit, as a consequence of
       the amalgamation-merger of Deloitte Touche
       Tohmatsu by the Deloitte Touche Tohmatsu-Audit
       firm, notes that said amalgamation-merger as
       well as Corporate s name change mentioned will
       have not have any effect on Deloitte Et Associes
       term of office

O.19   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       for the authority of the CGM on 01 SEP 2004,
       to trade in the Company s shares on the stock
       market, provided that it shall not exceed 10%
       of the capital and as per the following conditions:
       maximum purchase price: EUR 40.00, minimum
       sale price: set up in accordance with legal
       provisions in force;  Authority expires at
       the end of 18 months ; and to take all necessary
       measures and accomplish all necessary formalities

O.20   Approve, in accordance with Article L.228-40              Mgmt          For                            *
       of the French Commercial Code, to cancel the
       authorization given to the Board of Directors
       by the Resolution 6 of the combined general
       meeting of May 2002, to issue bonds, similar
       securities or other debt securities

O.21   Amend the Article of Association number 9: form           Mgmt          For                            *
       of shares, in order to adapt it to the new
       provisions of Article L.228-2 of the French
       commercial code

O.22   Approve the transfer of the Company to the private        Mgmt          For                            *
       sector, and amend the following Articles of
       Association: Article number 13 entitled Board
       of Directors; Article number 14 entitled Chairman
       of the Board of Directors appointment; Article
       number 15 entitled deliberations of the Board;
       Article number 17 entitled powers of the Board
       of Directors Chairman; Article number 18 entitled
       general Management; and Article number 19 entitled
       Deputy General Management

O.23   Amend the following Articles of Association               Mgmt          For                            *
       referring to the age limit: Article number
       14 - Chairman of the Board of Directors  70
       years ; Article number 16 General Management
       70 years ; and Article number 19- Deputy General
       70 years

O.24   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the capital by a maximum nominal amount of
       EUR 4,000,000,000.00 by way of issuing, with
       preferential subscription right of shareholders
       maintained, Company s existing ordinary shares
       or to be issued securities giving access to
       a Company s existing ordinary shares or to
       be issued, of which half of the capital is
       owned by the Company; the maximum nominal amount
       of debt securities shall not exceed EUR 10,000,000,000.00;
       Authority expires at the end of 26 months
       ; and to take all necessary measures and accomplish
       all necessary formalities; it cancels, for
       the fraction unused, the one given by Resolution
       9 of the CGM of 25 FEB 2003

O.25   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the capital by EUR 4,000,000,000.00 by way
       of issuing the preferential subscription right
       of shareholders, Company s existing ordinary
       shares or to be issued securities giving access
       to a Company s existing ordinary shares or
       to be issued, of which half of the capital
       is owned by the Company; the maximum nominal
       amount of debt securities shall not exceed
       EUR 10,000,000,000.00;  Authority expires at
       the end of 26 months ; and to take all necessary
       measures and accomplish all necessary formalities;
       it cancels, for the fraction unused, the one
       given by the Resolution 10 of the CGM of 25
       FEB 2003

O.26   Receive the general report of the Board of Directors      Mgmt          Against                        *
       and the special report of the Auditors; authorize
       the Board of Directors, in the event of issues
       of ordinary shares or securities giving access
       to ordinary shares, without the shareholders
       preferential subscription right, to fix the
       issuing price, within the limit of 10 % of
       the Company capital in 12 months;  Authority
       expires at the end of 26 months

O.27   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the number of securities to be issued in the
       event of a capital increase, with or without
       preferential subscription right of shareholders,
       within the limit of 15% of the initial issue;
       Authority expires at the end of 26 months

O.28   Authorize the Board of Directors to issue the             Mgmt          Against                        *
       Company s ordinary shares or securities giving
       access to ordinary shares, in consideration
       for securities tendered in a public exchange
       offer initiated by the Company, provided that
       the total increase of the nominal amount of
       the share capital does not exceed EUR 4,000,000,000.00;
       Authority expires at the end of 26 months
       ; it cancels for the fraction unused, the one
       given by the Resolution 11 of the CGM of 25
       FEB 2003

O.29   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the share capital by 10% of the share capital,
       by way of issuing the Company s ordinary shares
       and securities giving access to the Company
       s existing ordinary shares or to be issued,
       in consideration for the contributions in kind
       granted to the Company and comprised of equity
       securities or securities giving access to the
       share capital;  Authority expires at the end
       of 26 months ; and to take all necessary measures
       and accomplish all necessary formalities

O.30   Authorize the Board of Directors to issue the             Mgmt          Against                        *
       Company s ordinary shares consequently to securities
       issued to one of the Company s subsidiaries;
       the said securities giving access to ordinary
       shares of the Company; the ceiling of the nominal
       amount is of EUR 4,000,000,000.00 and shall
       count against the overall value set forth in
       the Resolution O.10;  Authority expires at
       the end of 26 months ; and to take all necessary
       measures and accomplish all necessary formalities;
       it cancels, for the fraction unused, the one
       given by the Resolution 12 of the CGM of 25
       FEB 2003

O.31   Authorize the Board of Directors to issue the             Mgmt          For                            *
       Company s ordinary shares reserved to the people
       having signed a liquidity agreement with the
       Company as shareholders or holders of options
       granting the right to subscribe for shares
       of the Orange S.A. Company; the maximum nominal
       amount of the share increase shall not exceed
       EUR 400,000,000.00;  Authority expires at the
       end of 18 months ; and to take all necessary
       measures and accomplish all necessary formalities;
       it cancels for the fraction unused, granted
       by the CGM of 01 SEP 2004 in the Resolution
       4

O.32   Authorize the Board of Directors to issue the             Mgmt          For                            *
       liquidity securities on options  ILO  free
       of charge, reserved to the holders of the options
       granting the right to subscribe for shares
       of Orange S.A having signed a liquidity agreement;
       the maximum nominal amount of the share increase
       shall not exceed EUR 400,000,000.00;  Authority
       expires at the end of 18 months ; and to take
       all necessary measures and accomplish all necessary
       formalities

O.33   Approve that, as a consequence of adoption of             Mgmt          Against                        *
       previous 9 resolutions, the maximum nominal
       value of the capital increases to be carried
       out under these delegations of authority shall
       not exceed EUR 8,000,000,000.00

O.34   Authorize the Board of Directors to issue, in             Mgmt          Against                        *
       France or abroad, in one or more transactions,
       securities giving rights to the allocation
       of debt securities; the nominal value of debt
       securities issued shall not exceed EUR 10,000,000,000.00;
       Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities

E.35   Authorize the Board of Directors to increase              Mgmt          Against                        *
       the share capital, in one or more transactions,
       and its sole discretion, by a maximum nominal
       amount of EUR 2,000,000,000.00 by way of capitalizing
       retained earnings, income or premiums, to be
       carried out through the issue of bonus shares
       or the raise of the par value of the existing
       shares, or by utilizing both methods; Authority
       expires at the end of 26 months ; and to take
       all necessary measures and accomplish all necessary
       formalities; the present delegation cancels
       for the fraction unused, the delegation set
       forth in the Resolution 14 and given by the
       general meeting of 25 FEB 2003

O.36   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in one or more transactions,
       in favor of the Company s employees who are
       Members of a Company savings plan; for a maximum
       nominal amount of the share increase of EUR
       1,000,000,000.00; and to take all necessary
       measures and accomplish all necessary formalities;
       Authority expires at the end of 26 months
       ; the present delegation cancels for the fraction
       unused, the delegation set forth in the Resolution
       4 and given by the general meeting of 01 SEP
       2004

O.37   Authorize the Board of Directors to reduce the            Mgmt          For                            *
       share capital by canceling the shares held
       by the Company in connection with a Stock Repurchase
       Plan, provided that the total number of shares
       cancelled in the 24 months does not exceed
       10% of the capital;  Authority expires at the
       end of 18 months ; and to take all necessary
       measures and accomplish all necessary formalities;
       the present delegation cancels for the fraction
       unused, the delegation set forth in the Resolution
       16 and given by the general meeting of 25 FEB
       2003

O.38   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribes by Law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 FUBON FINANCIAL HOLDING CO LTD                                                              Agenda Number:  700662477
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26528102
    Meeting Type:  AGM
    Meeting Date:  03-Jun-2005
          Ticker:
            ISIN:  TW0002881000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE . THANK YOU.

1.     Approve the report of business operation result           Mgmt          For                            *
       of FY 2004

2.     Approve Supervisors review financial reports              Mgmt          For                            *
       of FY 2004

3.     Ratify financial reports of FY 2004                       Mgmt          For                            *

4.     Ratify the net profit allocation of FY 2004;              Mgmt          For                            *
       cash dividend: TWD 1.7 per share

5.     Elect the Directors and the Supervisors                   Mgmt          For                            *

6.     Other issues                                              Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 FUJI HEAVY INDUSTRIES LTD                                                                   Agenda Number:  700740384
--------------------------------------------------------------------------------------------------------------------------
        Security:  J14406136
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  JP3814800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   4.5, Final
       JY 4.5, Special JY 0

2.1    Elect Director                                            Mgmt          For                            *

2.2    Elect Director                                            Mgmt          For                            *

2.3    Elect Director                                            Mgmt          For                            *

2.4    Elect Director                                            Mgmt          For                            *

2.5    Elect Director                                            Mgmt          For                            *

2.6    Elect Director                                            Mgmt          For                            *

2.7    Elect Director                                            Mgmt          For                            *

3      Approve Retirement Bonuses for Directors                  Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 FUJITSU LTD                                                                                 Agenda Number:  700736222
--------------------------------------------------------------------------------------------------------------------------
        Security:  J15708159
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  JP3818000006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 3 yen

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 FUNAI ELECTRIC CO LTD, OSAKA                                                                Agenda Number:  700749990
--------------------------------------------------------------------------------------------------------------------------
        Security:  J16307100
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  JP3825850005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   0, Final
       JY 50, Special JY 0

2      Amend Articles to: Adopt U.S.-Style Board Structure       Mgmt          Abstain                        *

3.1    Elect Director                                            Mgmt          For                            *

3.2    Elect Director                                            Mgmt          For                            *

3.3    Elect Director                                            Mgmt          For                            *

3.4    Elect Director                                            Mgmt          For                            *

3.5    Elect Director                                            Mgmt          For                            *

3.6    Elect Director                                            Mgmt          For                            *

3.7    Elect Director                                            Mgmt          For                            *

3.8    Elect Director                                            Mgmt          For                            *

3.9    Elect Director                                            Mgmt          For                            *

3.10   Elect Director                                            Mgmt          For                            *

4      Approve Executive Stock Option Plan                       Mgmt          For                            *

5      Approve Retirement Bonuses for Directors and              Mgmt          Abstain                        *
       Statutory Auditors




--------------------------------------------------------------------------------------------------------------------------
 GALLAHER GROUP PLC, LONDON                                                                  Agenda Number:  700678545
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3708C105
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  GB0003833695
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            *
       accounts for the YE 31 DEC 2004 and the Auditors
       report thereon

2.     Declare a final dividend of 21.5p per ordinary            Mgmt          For                            *
       share for the YE 31 DEC 2004 payable on 24
       MAY 2005 to the shareholders on the register
       at the close of business on 18 MAR 2005

3.     Approve the Directors  remuneration report contained      Mgmt          For                            *
       in the 2004 annual report and the financial
       statements

4.     Re-elect Mr. John Gildersleeve as a Director              Mgmt          For                            *
       of the Company

5.     Re-elect Mrs. Alison Carnwath as a Director               Mgmt          For                            *
       of the Company

6.     Re-elect Mr. Nigel Dunlop as a Director of the            Mgmt          For                            *
       Company

7.     Elect Mr. James Hogan as a Director of the Company        Mgmt          For                            *

8.     Elect Mr. Stewart Hainsworth as a Director of             Mgmt          For                            *
       the Company

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company and authorize the Directors
       to fix the Auditors  remuneration

10.    Authorize the Company, in accordance with Section         Mgmt          For                            *
       347C of the Companies Act 1985  Act , to make
       donations to EU political organizations and
       to incur EU political expenditure  Section
       347A of the Act , up to a maximum aggregate
       amount of GBP 50,000 per annum;  Authority
       expires earlier of the conclusion of the Company
       s AGM to be held in 2006 or 10 AUG 2006

11.    Authorize Gallaher Limited, a wholly-owned subsidiary     Mgmt          For                            *
       of the Company, in accordance with Section
       347D of the Act, to make donations to EU political
       organizations and to incur EU political expenditure
       Section 347A of the Act , up to a maximum
       aggregate amount of GBP 50,000 per annum;
       Authority expires earlier of the conclusion
       of the Company s AGM to be held in 2006 or
       10 AUG 2006

12.    Authorize Austria Tabak GmbH & Co. KG, being              Mgmt          For                            *
       a subsidiary undertaking of the Company which
       is incorporated outside Great Britain, in accordance
       with Section 347E of the Act, to make donations
       to EU political organizations and to incur
       EU political expenditure  Section 347A of the
       Act , up to a maximum aggregate amount of GBP
       50,000 per annum;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2006 or 10 AUG 2006

13.    Adopt the rules of the Company s Deferred Bonus           Mgmt          For                            *
       Plan and authorize the Directors to do all
       such acts and things as they consider necessary
       or desirable to give effect this resolution

14.    Adopt the rules of the Company s Performance              Mgmt          For                            *
       Share Plan, as the rules of the Performance
       Share Plan and authorize the Directors to do
       all such acts and things as they consider necessary
       or desirable to give effect to this resolution

15.    Approve, subject to and conditional on the approval       Mgmt          For                            *
       of the Company in general meeting of Resolution
       14, the performance criteria applicable to
       awards granted under the Company s Performance
       Share Plan for the period 2004-2006, retrospectively
       by the adoption for that period of the performance
       criteria contained in the copy the rules of
       the Performance Share Plan and authorize the
       Directors to do all such acts and things as
       they consider necessary or desirable to give
       effect to such amendments

16.    Authorize the Board, generally and without conditions,    Mgmt          For                            *
       under Section 80 of the Act to allot shares,
       and the rights to shares  which are defined
       in Section 80 as  relevant securities  , up
       to total nominal amount of GBP 21,837,651;
       and this shall be the Section 80 amount for
       the purpose of Article 10 of the Company s
       Article of Association, but only for so long
       as Article 10 refers to a Section 80 amount
       ;  Authority expires earlier of the conclusion
       of the Company s AGM to be held in 2006 or
       10 AUG 2006 ; and the Board can make offers,
       and enter into agreements, which would, or
       might need relevant securities to be allotted
       after this period

S.17   Authorize the Board under fine authority given            Mgmt          For                            *
       by Resolution 16 and/or where an allotment
       constitutes on allotment of equity securities
       by virtue of Section 94(3A) of the Companies
       Act 1985 to allot equity securities, entirely
       paid for in cash, free of the restriction in
       Section 89(1) of the Act, the total nominal
       amount of equity securities which con be allotted
       under this power is 3,275,647  and this shall
       be the Section 89 amount for the purposes of
       Article 10 of the Company s Articles of Association,
       but only for so long as Article 10 refers too
       Section 89 amount ;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2006 or 10 AUG 2006 ; to make offers,
       and enter into agreements, which would, or
       might, need equity securities to be allotted
       after this period;  there is no limit an the
       total nominal amount of equity securities which
       can be allotted under this power where the
       allotment is in connection with a rights issue,
       in all other cases

S.18   Authorize the Company to make market purchases            Mgmt          For                            *
       Section 163(3)  of up to 65,512,953 ordinary
       shares of 10p each in the capital of the Company,
       at a minimum price of 10p and amount equal
       to 105% above the average middle market quotations
       for such shares derived from the London Stock
       Exchange Daily Official List, for the 5 business
       days preceding the date of purchase;  Authority
       expires earlier of the conclusion of the Company
       s AGM to be held in 2006 or 10 AUG 2006 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

S.19   Adopt the Articles of Association of the Company          Mgmt          For                            *
       and authorize the Directors to do all such
       acts and things as they consider necessary
       or desirable to give effect this resolution




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700682063
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2005
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            *
       profit and loss account and notes to the accounts,
       as well as the Management report of both Gas
       Natural SDG, Sociedad Anonima, and its consolidated
       Group; the application of profits; the Management
       of the Board of Directors; all the foregoing
       with reference to the year 2004

2.     Approve to transfer the appropriate funds from            Mgmt          For                            *
       the account called Prevision POR Liberatad
       De Amortizacion, an account maintained in anticipation
       of voluntary depreciation, as per the royal
       Decree 2.1985 dated 30 APR, real decreto LEY
       2.1985, to the voluntary reserve account

3.     Amend the Article 33 of the Articles of Association       Mgmt          For                            *

4.     Approve to amend the rules and regulations of             Mgmt          For                            *
       the general meeting: 1) Article 9: attending
       right; to reduce the minimum number of shares
       giving right to attend the general meeting;
       2) the Article 8: proxy voting; 3) and the
       Article 20.3: voting in Absentia

5.     Approve the confirmation, appointment, reappointment      Mgmt          For                            *
       or reelection of Directors and, setting of
       their number

6.     Authorize the Board of Directors to carry out             Mgmt          For                            *
       the derivative acquisition of own shares, either
       directly or VIA subsidiary Companies, under
       the terms agreed by the general meeting and
       within the limits and requirements provided
       by Law, rendering void the authorization granted
       by the general meeting held on 14 APR 2004

7.     Re-appoint PricewaterhouseCoopers Auditors,               Mgmt          For                            *
       Sociedad Limitada, as the Auditors of the Company
       and its consolidated Group for the year 2006

8.     Approve to delegate the powers to complement,             Mgmt          For                            *
       develop, execute and amend the resolutions
       adopted by the general meeting, as well as
       for their public recording

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       21 APR 2005.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 GOLD FIELDS LTD                                                                             Agenda Number:  700600770
--------------------------------------------------------------------------------------------------------------------------
        Security:  S31755101
    Meeting Type:  AGM
    Meeting Date:  16-Nov-2004
          Ticker:
            ISIN:  ZAE000018123
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive and adopt the consolidated audited annual         Mgmt          For                            *
       financial statements of the Company and its
       subsidiaries, incorporating the Auditors  and
       the Directors  reports for the YE 30 JUN 2004

O.2    Re-elect Mr. K. Ansah as a Director of the Company,       Mgmt          For                            *
       who retires in terms of the Articles of Association

O.3    Re-elect Mr. G.R. Parker as a Director of the             Mgmt          For                            *
       Company, who retires in terms of the Articles
       of Association

O.4    Re-elect Mr. T.M.G. Sexwale as a Director of              Mgmt          For                            *
       the Company, who retires in terms of the Articles
       of Association

O.5    Re-elect Mr. C.M.T. Thompson as a Director of             Mgmt          For                            *
       the Company, who retires in terms of the Articles
       of Association

O.6    Re-elect Mr. P.J. Ryan as a Director of the               Mgmt          For                            *
       Company, who retires in terms of the Articles
       of Association

O.7    Approve that the entire authorized but unissued           Mgmt          For                            *
       share capital of the Company be placed under
       the control of the Directors of the Company,
       after setting aside so many shares as may be
       required to be allotted and issued by the Company
       in terms of the GF Management Incentive Scheme
       and the GF Non-executive Director Share Plan,
       until the next AGM with the authority of allot
       and issue all or part thereof in their discretion,
       subject to Section 221 and 222 of the Companies
       Act, 61 or 1973, as amended and the listing
       requirements of the JSE Securities Exchange
       South Africa

O.8    Authorize the Directors of the Company, pursuant          Mgmt          For                            *
       to the Articles of Association of the Company,
       subject to the listing requirements of the
       JSE Securities Exchange South Africa  JSE
       and subject to the Companies Act, 61 of 1973,
       as amended, to allot and issue to public shareholders
       and not to related parties ordinary shares
       for cash, not exceeding in aggregate in any
       one FY, 15% of the Company s issued ordinary
       shares, the number of ordinary shares which
       may be issued for cash shall based on the number
       of ordinary shares in issue at the date of
       the application, less any ordinary shares issued
       by the Company during the current FY, provided
       that any ordinary shares to be issued for cash
       pursuant to a rights issue  announced and irrevocable
       and underwritten  or acquisition  concluded
       up to the date of application  may be included
       as though they were shares in issue at the
       date of application, at the maximum discount
       of 10% of the weighted average traded price
       on the JSE of such shares over the 30 previous
       days of the date that the price of the issue
       is determined or agreed by the Directors of
       the Company;  Authority expires the earlier
       of the next AGM or 15 months from the date
       of this AGM ; a press announcement giving full
       details, including the impact on net asset
       value and earnings per share, will be published
       at the time of any issue representing, on a
       cumulative basis within one FY, 5% or more
       of the number of shares in issue prior to the
       issue

O.9    Approve the remuneration payable to the Directors         Mgmt          For                            *
       of the Company with effect from 01 JAN 2005
       as follows: annual retainer for: the Chairman
       of the Board ZAR 1,000000; and each Chairman
       of the respective Board Committees ZAR 80,000;
       annual retainer for each of the other members
       excluding the Chairman of the Board  of the
       Board: ZAR 100,000; the Nominating and Governance
       Committee, the Compensation Committee and the
       Health, Safety and Environmental Committee:
       ZAR 40,000; and the Audit Committee: ZAR 56,000;
       meeting attendance fees payable to the Directors
       excluding the Chairman of the Board  for attending:
       Board Meetings ZAR 8,125 per meeting; and Board
       Committee Meetings ZAR 4,875 per meeting; and
       travel allowance payable to the Directors USD
       4,000 per international trip required

O.10   Approve to pay a composite retainer of ZAR 1,167,000      Mgmt          Against                        *
       to Mr. CMT Thompson for the period from 01
       MAR 2004 to 31 DEC 2004

S.1    Authorize the Directors to approve the repurchase         Mgmt          For                            *
       by the Company of its own shares and any of
       the Company s subsidiaries acquiring shares
       in the Company or any holding Company of the
       Company, and the purchase of shares by the
       Company in any holding Company of the Company,
       not exceeding in aggregate in any one FY, 20%
       of the relevant Company s issued share capital
       of that class in one FY, at the price not exceeding
       10% of the weighted average market value for
       the securities for the 5 previous days of the
       date on which the transaction is effected;
       Authority expires the earlier of the next
       AGM or 15 months from the date of this AGM

S.2    Approve to delete Article 33 of the Articles              Mgmt          For                            *
       of Association of the Company and replace it
       with New Article

       PLEASE NOTE THE REVISED NUMBERING OF THE RESOLUTIONS.     Non-Voting    No vote
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 GOLD FIELDS LTD                                                                             Agenda Number:  700611557
--------------------------------------------------------------------------------------------------------------------------
        Security:  S31755101
    Meeting Type:  EGM
    Meeting Date:  07-Dec-2004
          Ticker:
            ISIN:  ZAE000018123
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Resolved that the transfer to the IAMGold Group           Mgmt          Against                        *
       of the Acquired Interests, representing all
       of Gold Fields  subsidiaries assets located
       outside the Southern African Development Community,
       in terms of the Transaction, details of which
       are reflected in the Circular, be and is hereby
       approved

O.2    Resolved that any member of the Board of Directors        Mgmt          Against                        *
       of Gold Fields be and is hereby authorised
       to sign all such documents and do all such
       things as may be necessary for or incidental
       to the implementation of ordinary resolution
       number 1

       PLEASE NOTE THE REVISED WORDING OF THE RESOLUTIONS,       Non-Voting    No vote
       MEETING TIME AND RECORD DATE. PLEASE ALSO NOTE
       THAT THIS IS AN ORDINARY GENERAL MEETING. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 GROUPE DANONE                                                                               Agenda Number:  700658288
--------------------------------------------------------------------------------------------------------------------------
        Security:  F12033134
    Meeting Type:  MIX
    Meeting Date:  22-Apr-2005
          Ticker:
            ISIN:  FR0000120644
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       22 APR 2005.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

O.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors
       and approve the financial statements and the
       balance sheet for the year 2004

O.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the FY, ending on 31 DEC 2004

O.3    Approve that the profits for the FY amount to             Mgmt          For                            *
       EUR 422,978,494.25 and the prior retained earnings
       amount to EUR 1,268,339,828.36, and to appropriate
       the disposable profits of EUR 1,696,305,822.61
       as follows: global dividend: EUR 361,928,952.00;
       carry forward account: EUR 1,334,376,870.61;
       an amount of EUR 200,000,000.00 charged to
       the special reserve on long-term capital gains
       will be transferred to the ordinary reserves
       account; an amount of EUR 4,987,500.00 charged
       to the ordinary reserves account to be transferred
       to the carry forward account following this
       appropriation; the carry forward account will
       amount to EUR 1,339,634,370.61; the shareholders
       to receive a net dividend of EUR 1.35 per share
       and this dividend will be paid on 17 MAY 2005

O.4    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Articles l.225-38 and
       sequence of the French Commercial Code

O.5    Approve to renew the term of office of Mr. Bruno          Mgmt          For                            *
       Bonnell as Director for a period of 3 years

O.6    Approve to renew the term of office of Mr. Michel         Mgmt          For                            *
       David-Weill as a Director for a period of 3
       years

O.7    Approve to renew the term of office of Mr. Jacques        Mgmt          For                            *
       Nahmias as a Director for a period of 3 years

O.8    Approve to renew the term of office of Mr. Jacques        Mgmt          For                            *
       Vincent as a Director for a period of 3 years

O.9    Ratify the co-optation of Mr. Hirokatsu Hirano            Mgmt          For                            *
       as a Director for a period of 3 years

O.10   Ratify the co-optation of Mr. Jean Laurent,               Mgmt          For                            *
       as a Director until the OGM called to deliberate
       on the financial statements for the year 2005

O.11   Appoint Mr. Bernard Hours as a Director for               Mgmt          For                            *
       a period of 3 years

O.12   Authorize the Board of Directors to trade in              Mgmt          For                            *
       the Company s shares on the stock market, as:
       maximum purchase price: EUR 100.00; minimum
       sale price: EUR 60.00; maximum number of shares
       to be traded: 18,000,000;  Authority is given
       for a period of 18 months ; approve to cancel
       and replace the delegation set forth in Resolution
       12 and given by the combined general meeting
       of 15 APR 2004 and authorize the Board of Directors
       to take all necessary measures and  accomplish
       all necessary formalities

O.13   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 12 and
       given by the combined general meeting of 11
       APR 2003, to issue, in France or abroad, ordinary
       bonds or subordinated bonds for a maximum nominal
       amount of EUR 2,000,000,000.00;  Authority
       is given for a period of 5 years

O.14   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 13 and
       given by the general meeting of 15 APR 2004,
       to increase in one or more transactions, in
       France or abroad, the share capital by a maximum
       nominal amount of EUR 45,000,000.00, by way
       of issuing ordinary shares of the company and
       securities giving access to the share capital,
       preferential right of subscription maintained
       and the nominal value of debt securities issued
       not exceeding EUR 2,000,000,000.00;  Authority
       is given for a period of 26 months ; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.15   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 14 and
       given by the general meeting of 15 APR 2004,
       to increase in one or more transactions, in
       France or abroad, the share capital by a maximum
       nominal amount of EUR 33,000,000.00, by way
       of issuing ordinary shares of the company and
       securities giving access to the share capital,
       without the shareholders  preferential subscription
       rights maintained provided that the nominal
       value of debt securities issued shall not exceed
       EUR 2,000,000,000.00;  Authority is given for
       a period of 26 months ; authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

O.16   Authorize the Board of Directors, for the issues          Mgmt          For                            *
       referred to in Resolutions 14 and 15, to increase
       the number of securities to be issued; Authority
       is given for a period of 26 months

O.17   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 14 and
       given by the general meeting of 15 APR 2004,
       to issue shares and securities giving access
       to the share capital as a remuneration of shares
       tendered to any public exchange offer made
       by the company;  Authority is given for a period
       of 26 months ; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

O.18   Authorize the Board of Directors, to issue the            Mgmt          For                            *
       Company s shares and securities giving access
       to the share capital in order to remunerate
       the contributions in kind, provided that it
       does not exceed 10% of the share capital;
       Authority expires at the end of 26 months ;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

O.19   Authorize the Board of Directors, to issue one            Mgmt          For                            *
       or more transactions, in France or abroad,
       securities giving rights to the allocation
       of the debt securities such as bonds, similar
       instruments and fixed term or unfixed term
       subordinate bonds provided that the nominal
       value of debt securities to be issued shall
       not exceed EUR 2,0000,000,000.00;  Authority
       is given for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.20   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital in one or more transactions
       by a maximum nominal amount of EUR 33,000,000.00
       by way of capitalizing retained earnings, income
       or additional paid-in capital or any other
       capitalizable items, to be carried out through
       the issue and allocation of free shares or
       the raise of the par value of the existing
       shares or by simultaneously;  Authority is
       given for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.21   Authorize the Board of Directors, replacing               Mgmt          For                            *
       the delegation set forth in Resolution 15 and
       given by the general meeting of 15 APR 2004
       , to increase the share capital in one or more
       transactions at its sole discretion in favour
       of the Company s employees who are the Members
       of the Company Savings Plan provided that the
       amount shall not exceed 2,000,000.00;  Authority
       is given for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.22   Authorize the Company and its subsidiaries,               Mgmt          For                            *
       employees and Officers, replacing the delegation
       set forth in Resolution 15 and given by the
       general meeting of 15 APR 2004, to purchase
       Company s existing shares, provided that the
       total number of shares not to exceed 3,000,000.00;
       Authority is given for a period of 26 months
       ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.23   Authorize the Board of Directors in one or more           Mgmt          For                            *
       transactions, the Company and its subsidiaries,
       employees and Officers, to issue ordinary shares,
       provided that the total number of shares not
       to exceed 0.40% of the Company s share capital;
       Authority is given for a period of 26 months
       ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.24   Authorize the Board of Directors in substitution          Mgmt          For                            *
       to the earlier authorizations, to reduce the
       share capital by canceling the shares held
       by the Company in connection with a stock repurchase
       plan, provided that the total number of shares
       cancelled in the 24 months does not exceed
       10% of the capital;  Authority is given for
       a period of 24 months

O.25   Grant all powers to the bearer of the a copy              Mgmt          For                            *
       of an extract of the minutes of this meeting
       in order to accomplish all formalities, filings
       and registrations prescribed by law

       PLEASE NOTE THAT THE MIXED MEETING TO BE HELD             Non-Voting    No vote
       ON 12 APR 2005 HAS BEEN POSTPONED AND WILL
       BE HELD ON SECOND CALL ON 22 APR 2005. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 H. LUNDBECK A/S                                                                             Agenda Number:  700670335
--------------------------------------------------------------------------------------------------------------------------
        Security:  K4406L129
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  DK0010287234
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Approve the report from the Supervisory Board             Mgmt          For                            *
       on the activities of the Company during the
       previous year

2.     Receive the annual report for approval and grant          Mgmt          For                            *
       discharge to the Supervisory Board and the
       Board of Management from liability

3.     Approve the distribution of profits or covering           Mgmt          For                            *
       of loss as proposed by the Supervisory Board

4.1    Re-elect Mr. Flemming Lindelov as a Member of             Mgmt          For                            *
       the Supervisory Board

4.2    Re-elect Mr. Thorleif Krarup as a Member of               Mgmt          For                            *
       the Supervisory Board

4.3    Re-elect Mr. Lars Bruhn as a Member of the Supervisory    Mgmt          For                            *
       Board

4.4    Re-elect Mr. Peter Kurstein as a Member of the            Mgmt          For                            *
       Supervisory Board

4.5    Re-elect Mr. Mats Pettersson as a Member of               Mgmt          For                            *
       the Supervisory Board

4.6    Re-elect Mr. Jens Ostergaard as a Member of               Mgmt          For                            *
       the Supervisory Board

5.     Elect one or two state authorized Public Accountants      Mgmt          For                            *

6.1    Approve the reduction of the share capital of             Mgmt          For                            *
       the Company by shares from the Company s holding
       of own shares; and as a consequence of the
       reduction of the share capital amend Article
       3.1 of the Articles of Association

6.2    Amend Article 3.2, 3.3, 5, 8.2, 9.1, c, 11.1              Mgmt          For                            *
       and 11.4 of the Articles of Association of
       the Company

6.3    Authorize the Supervisory Board, without preemptive       Mgmt          For                            *
       subscription rights for the existing shareholders,
       in one or more issues, to issue warrants granting
       a right to subscribe for up to nominally DKK
       25,000,000 shares in the Company in connection
       with issue of new shares in favour of the Management,
       Executives and other employees of the Company
       and/or its subsidiaries as set out more detail
       by the Supervisory Board; the warrants shall
       give a right to subscribe for shares in the
       Company at a price to fixed by the Supervisory
       Board; such price may be lower than the market
       price; and Supervisory Board fix the terms
       of the warrants issued in accordance of the
       authorization; the authorization to the Supervisory
       Board to issue warrants shall be included as
       a new Article 4.3 of the Articles of Association;
       Authority expires on 14 APR 2010 ; and consequently
       change Articles 4.3 - 4.5 to Articles 4.4 -
       4.6

6.4    Authorize the Supervisory Board to arrange for            Mgmt          For                            *
       an acquisition by the Company of own shares
       representing a nominal value up to 10% of the
       share capital; the purchase price for the shares
       in question may not deviate more than 10% from
       the price quoted on the Copenhagen Stock Exchange
       A/S at the time of acquisition;  Authority
       expires at the end of next OGM

6.5    Authorize the Chairman of the general meeting             Mgmt          For                            *
       to make such changes in and supplements to
       the matters adopted at the general meeting
       and the notification to the Danish Commerce
       and Companies Agency as may be requested by
       the Commerce and Companies Agencies in connection
       with its registration of the amendments made

7.     Any other business                                        Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HARMONY GOLD MINING CO LTD                                                                  Agenda Number:  700605201
--------------------------------------------------------------------------------------------------------------------------
        Security:  S34320101
    Meeting Type:  EGM
    Meeting Date:  12-Nov-2004
          Ticker:
            ISIN:  ZAE000015228
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.O1   Approve, subject to 3.O2 and 2.S1, the acquisition        Mgmt          For                            *
       by the Company of the shares in the ordinary
       share capital of Gold Fields Ltd, by way of
       the early settlement offer and the subsequent
       offer

2.S1   Approve, subject to 1.O1 and 3.O2, to increase            Mgmt          For                            *
       the authorized ordinary share capital of the
       Company from ZAR 225,000,000 to ZAR 600,000,000
       by the creation of 750,000,000 new ordinary
       shares of ZAR 0.50 each ranking pari passu
       with the existing ordinary shares

3.O2   Authorize the Directors of the Company, subject           Mgmt          For                            *
       to 1.O1 and 2.S1,  to allot and issue such
       number of unissued shares in the capital of
       the Company as may be necessary to implement
       the offers

4.O3   Authorize the Directors of the Company to allot           Mgmt          For                            *
       and issue, after providing for the Harmony
       Share Option Schemes of 1994, 2001 and 2003,
       the remaining unissued shares including the
       new ordinary shares created ito 2.S1

5.O4   Authorize the Directors of the Company to allot           Mgmt          For                            *
       and issue equity securities, including the
       grant or issue of options or securities that
       are convertible into an existing class of equity
       securities, for cash

6.O5   Authorize the Directors, subject to 1.O1, 3.O2            Mgmt          For                            *
       and 2.S1, to allot and issue unissued shares
       in the Company to Mvelaphanda Gold, Mezz SPV
       or to the providers of Mezzanine Finance ito
       the empowerment transaction

7.O6   Authorize any 1 of the Directors of the Company           Mgmt          For                            *
       to do all such things and sign all such documents
       as may be necessary for or incidental to the
       implementation of the offers and the resolutions
       proposed at the general meeting




--------------------------------------------------------------------------------------------------------------------------
 HARMONY GOLD MINING CO LTD                                                                  Agenda Number:  700606544
--------------------------------------------------------------------------------------------------------------------------
        Security:  S34320101
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2004
          Ticker:
            ISIN:  ZAE000015228
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 204981 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive and adopt the annual financial statements         Mgmt          For                            *
       for the YE 30 JUN 2004 including the reports
       of the Directors and the Auditors

2.     Approve to fix the remuneration of the Directors          Mgmt          For                            *

3.     Re-elect the number of Directors by way of a              Mgmt          For                            *
       single resolution

4.1    Re-elect Mr. R. Menell as a Director                      Mgmt          For                            *

4.2    Re-elect Mr. M. Motloba as a Director                     Mgmt          For                            *

4.3    Re-elect Dr. M.Z. Nkosi as a Director                     Mgmt          For                            *

4.4    Re-elect Mr. N.V. Qangule as a Director                   Mgmt          For                            *

5.1    Re-elect Mr. F. Dippenaar as a Director, who              Mgmt          For                            *
       retires by rotation

5.2    Re-elect Mr. N. Fakude as a Director, who retires         Mgmt          For                            *
       by rotation

5.3    Re-elect Dr. S. Lushaba as a Director, who retires        Mgmt          For                            *
       by rotation

6.S1   Approve to increase the share capital of the              Mgmt          For                            *
       Company from MYR 175,000,000 divided into 350,000,000
       ordinary shares of 50 cents each to MYR 225,000,000
       divided into 450,000,000 ordinary shares of
       50 cents each by the creation of 100000000
       new ordinary shares of 50 cents each ranking
       pari passu in all respects with the existing
       ordinary shares in the authorized share capital
       of the Company

6.S2   Authorize the Company or any of its subsidiaries,         Mgmt          For                            *
       in terms of Section 85(2) of the Companies
       Act, 1973, to acquire shares issued by the
       Company, on the open market of JSE, as determined
       by the Directors, but subject to the provisions
       of the Act and the listing requirements of
       the JSE, not exceeding in aggregate 20% of
       the Company s issued ordinary share capital
       in any 1 FY, at a price of no more than 10%
       above the weighted average market price of
       such shares over the previous 5 business days;
       Authority expires the earlier of the next
       AGM or 15 months ; a paid press announcement
       will be published when the Company has acquired,
       on a cumulative basis, 3% of the initial number
       of the relevant class of securities and for
       each 3% in aggregate of the initial number
       of that class acquired thereafter

7.O1   Authorize the Directors of the Company to allot           Mgmt          For                            *
       and issue, after providing for the requirements
       of the Harmony (1994) Share Option Scheme,
       the Harmony (2001) Share Option Scheme and
       the Harmony (2003) Share Option Scheme, all
       or any of the remaining unissued securities
       in the capital of the Company at such time
       or times to such person or persons or bodies
       corporate upon such terms and conditions as
       the Directors may from time to time at their
       sole discretion determine, subject to the provisions
       of the Companies Act, 1973 (Act 61 if 1973)
       as amended, and the Listing Requirements of
       the JSE Securities Exchange of South Africa

8.O2   Authorize the Directors, subject to the listing           Mgmt          Against                        *
       requirements of the JSE Securities Exchange
       South Africa, to allot and issue equity securities
       for cash, not exceeding in aggregate 15% of
       the number of shares in the Company s issued
       share capital, at the maximum permitted discount
       of 10% of the weighted average traded price
       of such shares over the 30 days prior to the
       date that the price of the issue is determined
       by the Directors, and issues at a discount
       greater than 10% may be undertaken subject
       to specific shareholder consent;  Authority
       expires the earlier of the next AGM of the
       Company, or 15 months ; a paid press announcement
       giving full details, including the impact on
       the net asset value and earnings per share,
       will be published at the time of any issue
       of shares representing, on a cumulative basis
       within one year, 5% or more of the number of
       the Company s issued shares prior to any such
       issue




--------------------------------------------------------------------------------------------------------------------------
 HBOS PLC                                                                                    Agenda Number:  700666728
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4364D106
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  GB0030587504
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and the accounts                       Mgmt          For                            *

2.     Approve the report on remuneration policy and             Mgmt          For                            *
       practice

3.     Declare a final dividend                                  Mgmt          For                            *

4.     Elect Mr. Mark Tucker                                     Mgmt          For                            *

5.     Re-elect Mr. Dennis Stevenson                             Mgmt          For                            *

6.     Re-elect Mr. Charles Dunstone                             Mgmt          For                            *

7.     Re-elect Mr. Colin Matthew                                Mgmt          For                            *

8.     Re-elect Mr. Anthony Hobson                               Mgmt          For                            *

9.     Re-appoint KPMG Audit PLC as the Auditors                 Mgmt          For                            *

S.10   Grant authority to the allotment of shares for            Mgmt          For                            *
       cash

S.11   Grant authority to the repurchase of ordinary             Mgmt          For                            *
       shares

12.    Approve political donations and expenditure               Mgmt          For                            *

13.    Approve the increase in authorized share capital          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 HEINEKEN NV                                                                                 Agenda Number:  700675018
--------------------------------------------------------------------------------------------------------------------------
        Security:  N39427211
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2005
          Ticker:
            ISIN:  NL0000009165
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action                      *
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 13 APR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Approve the report for the FY 2004                        Mgmt          No Action                      *

2.     Adopt the financial statements 2004                       Mgmt          No Action                      *

3.     Approve the reserve and the dividend policy               Mgmt          No Action                      *

4.     Approve the profit appropriation                          Mgmt          No Action                      *

5.     Grant discharge to the Board of Management                Mgmt          No Action                      *

6.     Grant discharge to the Supervisory Board                  Mgmt          No Action                      *

7.     Amend the Articles of Association                         Mgmt          No Action                      *

8.     Adopt the remuneration policy for the Board               Mgmt          No Action                      *
       of Management

9.     Approve the Long-Term Incentive Plan for the              Mgmt          No Action                      *
       Board of Management

10.    Authorize the Board of Management to repurchase           Mgmt          No Action                      *
       the shares of the Company

11.    Authorize the Board of Management to issue                Mgmt          No Action                      *
       rights to  shares and to restrict or exclude
       the pre-emptive rights

12.1   Appoint a Member of the Supervisory Board                 Mgmt          No Action                      *

12.2   Appoint a Member of the Supervisory Board                 Mgmt          No Action                      *

13.    Approve the remuneration of the Supervisory               Mgmt          No Action                      *
       Board

14.    Approve the Corporate Governance                          Mgmt          No Action                      *

15.    Approve the official language of the annual               Mgmt          No Action                      *
       report

       Closure                                                   Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 HILTON GROUP PLC                                                                            Agenda Number:  700691808
--------------------------------------------------------------------------------------------------------------------------
        Security:  G45098103
    Meeting Type:  AGM
    Meeting Date:  20-May-2005
          Ticker:
            ISIN:  GB0005002547
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the reports and accounts for            Mgmt          For                            *
       2004

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-appoint Mr. C. Bell as a Director                      Mgmt          For                            *

4.     Re-appoint Mr. S.F. Bollenbach as a Director              Mgmt          For                            *

5.     Reappoint Mr. D.M.C. Michels as a Director                Mgmt          For                            *

6.     Appoint  Mr. I.R. Carter as a Director                    Mgmt          For                            *

7.     Appoint Mr. C.P. Wicks as a Director                      Mgmt          For                            *

8.     Re-appoint Ernst & Young LLP as the Auditor               Mgmt          For                            *
       and authorize the Directors to agree the Auditor
       s remuneration

9.     Approve the remuneration report                           Mgmt          For                            *

10.    Authorize donations to EU political organizations         Mgmt          For                            *
       and EU political expenditure

11.    Approve to increase the authorized share capital          Mgmt          For                            *

12.    Authorize the Directors to allot shares                   Mgmt          For                            *

13.    Approve to disapply section 89(1) of the companies        Mgmt          For                            *
       act 1985

14.    Authorize the Company to purchase its own shares          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700618448
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  OTH
    Meeting Date:  24-Dec-2004
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Approve, subject to the consents, approvals               Mgmt          For                            *
       and permissions being obtained from appropriate
       authorities to the extent applicable or necessary
       and pursuant to Section 293 (1) (a) of the
       Companies Act, 1956, to transfer the Haji Bunder,
       Sewri Undertaking of the Company engaged in
       the business of manufacture and sale of soap
       and soap intermediates to one of the subsidiaries
       of the Company by way of sale or assignment
       at such consideration and with effect from
       such date as the Board of Directors of the
       Company may think fit and authorize the Board
       of Directors of the Company  which shall include
       a Committee of Directors constituted for this
       purpose  to complete the transfer of the said
       undertaking with such modifications as may
       be required by any of the concerned authorities
       or which it may deem to be in the interest
       of the Company and to do all such acts, deeds,
       matters and things as may he deemed necessary
       and/or expedient in the interest of the Company

2.     Approve, subject to the consents, approvals               Mgmt          For                            *
       and permissions being obtained from appropriate
       authorities to the extent applicable or necessary
       and pursuant to Section 293(1)(a) of the Companies
       Act, 1956, to transfer the undertaking of the
       Company engaged in the business of the manufacture
       and sale of functionalized biopolymers, including
       the manufacturing facilities at Pondicherry
       to a suitable third party or to one of the
       subsidiaries of the Company by way of sale
       or assignment at such consideration and with
       effect from such date as the Board of Directors
       of the Company may think fit and authorize
       the Board of Directors of the Company  which
       shall include a Committee of Directors constituted
       for this purpose  to complete the transfer
       of the said undertaking with such modifications
       as may be required by any of the concerned
       authorities or which it may deem to be in the
       interest of the Company and to do all such
       acts, deeds, matters and things as may be deemed
       necessary and/or expedient in the interest
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700696339
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  SGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

1.     Approve, subject to the consents, approvals               Mgmt          For                            *
       and permissions being obtained from appropriate
       authorities to the extent applicable or necessary,
       consent of the Company pursuant to Section
       293(1) (a) of the Companies Act, 1956, to transfer
       the tea plantation undertaking  comprising
       of gardens and manufacturing facilities  of
       the Company in Assam  commonly known as Doom
       Dooma Division  engaged in the business of
       growing, manufacture and sale made tea to one
       of the subsidiaries of the Company by way of
       sale or assignment at such consideration and
       with effect from such date as the Board of
       Directors of the Company may think fit and
       authorize the Board of Directors of the Company
       which shall include a Committee of Directors
       constituted for this purpose  to complete the
       transfer of the said undertaking with such
       modifications as may be required by any of
       the concerned authorities or which it may deem
       to be in the interest of the Company and do
       all such acts, deeds, matters and things as
       may deemed necessary and/or expedient in the
       interest of the Company

2.     Approve, subject to the consents, approvals               Mgmt          For                            *
       and permissions being obtained from appropriate
       authorities to the extent applicable or necessary,
       consent of the Company pursuant to Section
       293(1) (a) of the Companies Act, 1956, to transfer
       the tea plantation undertaking  comprising
       of gardens and manufacturing facilities  of
       the Company in Tamil Nadu  commonly known as
       the Tea Estate India Division  engaged in the
       business of growing, manufacture and sale made
       tea to one of the subsidiaries of the Company
       by way of sale or assignment at such consideration
       and with effect from such date as the Board
       of Directors of the Company may think fit and
       authorize the Board of Directors of the Company
       which shall include a Committee of Directors
       constituted for this purpose  to complete the
       transfer of the said undertaking with such
       modifications as may be required by any of
       the concerned authorities or which it may deem
       to be in the interest of the Company and do
       all such acts, deeds, matters and things as
       may deemed necessary and/or expedient in the
       interest of the Company




--------------------------------------------------------------------------------------------------------------------------
 HINDUSTAN LEVER LTD                                                                         Agenda Number:  700735357
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3218E138
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  INE030A01027
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            *
       for the FYE 31 DEC 2004, the balance sheet
       as at that date and the reports of the Directors
       and the Auditors thereon

2.     Declare a dividend                                        Mgmt          For                            *

3.     Elect the Directors                                       Mgmt          For                            *

4.     Appoint Messrs. Lovelock & Lewes, Chartered               Mgmt          For                            *
       Accountants, Mumbai, as the Auditors and approve
       to fix their remuneration for the YE 31 DEC
       2005

S.5    Amend Article 107 of the Articles of Association          Mgmt          For                            *
       of the Company as specified

S.6    Authorize the Company, pursuant to Section 309            Mgmt          For                            *
       of the Companies Act, 1956 and Article 114
       of the Articles of Association of the Company
       and within the limits stipulated in Section
       309 (4) of the Companies Act, to pay to its
       Directors  other than a Managing Director and
       a Director in the wholetime employment of the
       Company  for a period of 5 years commencing
       from 01 JAN 2006 such commission as the Board
       may from time to time determine,  to be divided
       amongst them in such proportion as may be determined
       by the Board from time to time and in default
       of such determination equally) but so that
       such commission shall not exceed 1% of the
       net profits of the Company in any FY  computed
       in the manner provided in Section 196(1) of
       the Companies Act, 1956  or INR 60 lakhs in
       aggregate whichever is lower

S.7    Approve that, pursuant to Section 81(1A) and              Mgmt          For                            *
       other applicable provisions of the Companies
       Act, 1956 and subject to the requisite confirmation
       of the compromise or arrangement embodied in
       the Scheme of Amalgamation to be entered into,
       inter alia, between International Fisheries
       Limited, TOC Disinfectants Limited and the
       Company by the High Court of Judicature at
       Bombay under sections 391 and 394 and other
       applicable provisions, if any, of the Companies
       Act, 1956 and other requisite consents and
       approvals, if any, being obtained, and subject
       to such conditions and modifications as may
       be necessary to comply with the terms and conditions
       and modifications that may be imposed, prescribed
       or suggested by the appropriate authorities
       in that behalf, to accept, consent of the Company
       accorded to the issue of up to 2268 equity
       shares of INR 1 each in the Company credited
       as fully paid up to the persons who are members
       of International Fisheries Limited/TOC Disinfectants
       Limited, as may be appropriate, and whose names
       appear in the Register of Members of the said
       companies on such date as may hereafter fixed
       by the Directors in that behalf; the new equity
       shares be allotted subject to the Memorandum
       and Articles of Association of the Company;
       the new equity shares shall rank pari paasu
       with the existing equity shares of the Company;
       the issue and allotment of the new equity shares
       subject to the approval of the Reserve Bank
       of India under the Foreign Exchange Management
       Act, 1999, where relevant; that no fractional
       coupons shall be issued by the Company in respect
       of fractional entitlements, if any, to which
       the shareholders of International Fisheries
       Limited and TOC Disinfectants Limited may be
       entitled on issue and allotment of the equity
       shares of the Company as aforesaid; the Directors
       of the Company shall instead consolidate all
       such fractional entitlements to which the Members
       of International Fisheries Limited and TOC
       Disinfectants Limited, as the case may be,
       be entitled on issue and allotment of the equity
       shares of the Company as aforesaid and thereupon
       issue and allot equity shares in lieu thereof
       to a Director or an Officer of the Company
       on the express undertaking that such Director
       or Officer to whom such equity shares are allotted
       shall sell the same in the market at the best
       available price and pay to the Company the
       net sale proceeds thereof whereupon the Company
       shall distribute such net sale proceeds to
       the Members of the said companies in proportion
       to their fractional entitlements; holders of
       less than 2 equity shares shall not be entitled
       to issue and allotment of any shares in the
       Company but shall receive the sale proceeds
       in respect of their fractional entitlements
       as above; the Members who are entitled to the
       new equity shares and/or who are paid their
       respective shares to the net sale proceeds
       arising as above, shall accept the same in
       full satisfaction of their respective rights
       and interest under and pursuant to the Scheme
       of Amalgamation aforesaid; No letters of allotment
       be issued to the allottees of the equity shares
       and that the share certificates in respect
       of the new equity shares to be allotted as
       fully paid equity shares as aforesaid shall
       be completed and be ready for delivery within
       three months from the respective date of allotment
       thereof; authorize the Board of Directors,
       to do and perform all such acts, deeds, matters
       end things as it may in its absolute discretion
       deem necessary, desirable or appropriate to
       settle any question, difficulty or doubt that
       may arise in regard to the issue and distribution
       of the new equity shares as they may think
       fit and to accept on behalf of the Company
       such conditions and modifications if any, relating
       to the issue of the new equity shares. which
       may be imposed, required or suggested by the
       Reserve Bank of India or other appropriate
       authority and either of them and which the
       Board of Directors in its discretion think
       fit and proper

S.8    Authorize the Company, pursuant to the Guidelines         Mgmt          For                            *
       issued by SEBI under the Securities and Exchange
       Board of India  Delisting of Securities  Guidelines-2003,
       dated 17 FEB 2003 and other applicable approvals
       and procedures which may be applicable hereafter,
       governing the matter, to voluntarily apply
       for delisting of its equity shares from Madras
       Stock Exchange Ltd., The Delhi Stock Exchange
       Association Ltd., The Calcutta Stock Exchange
       Association Limited, Cochin Stock Exchange
       Ltd., Bangalore Stock Exchange Limited, The
       Stock Exchange, Ahmedabad and The Gauhati Stock
       Exchange Limited at such time as the Board
       of Directors  whether acting through the Board,
       a committee of the Board or any Director or
       any person authorized by the Board  may, in
       their absolute discretion, consider appropriate
       and proper without giving an exit option to
       the shareholders of the regions where the aforesaid
       Stock Exchanges are situated and authorize
       the Board of Directors of the Company to do
       all necessary acts in pursuance with the above
       matter

9.     Elect Mr. Harish Manwani as a Director of the             Mgmt          For                            *
       Company, pursuant to Section 257 of the Companies
       Act 1956 and other applicable provisions, if
       any of the Companies Act, 1956




--------------------------------------------------------------------------------------------------------------------------
 HIROSE ELECTRIC CO LTD                                                                      Agenda Number:  700764740
--------------------------------------------------------------------------------------------------------------------------
        Security:  J19782101
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3799000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit appropriation for No. 58               Mgmt          For                            *
       Term: dividends for the current term has been
       as JPY 45 per share  JPY 55 on a yearly basis

2.     Amend the Company s Articles of Incorporation             Mgmt          For                            *

3.1    Elect Mr. Hideki Sakai as a Director                      Mgmt          For                            *

3.2    Elect Mr. Tatsurou Nakamura as a Director                 Mgmt          For                            *

3.3    Elect Mr. Sakae Kushida as a Director                     Mgmt          For                            *

3.4    Elect Mr. Izumi Morimoto as a Director                    Mgmt          For                            *

3.5    Elect Mr. Mitsuyoshi Yamamoto as a Director               Mgmt          For                            *

3.6    Elect Mr. Masashi Kojima as a Director                    Mgmt          For                            *

3.7    Elect Mr. Mitsugu Sugino as a Director                    Mgmt          For                            *

4.     Grant retirement allowances to Mr. Kunio Yonebayashi,     Mgmt          Abstain                        *
       Director, who retires during the current term
       in according to the Company Rule




--------------------------------------------------------------------------------------------------------------------------
 HOLCIM LTD (EX.HOLDERBANK FINANCIERE GLARUS AG), JONA                                       Agenda Number:  700707790
--------------------------------------------------------------------------------------------------------------------------
        Security:  H36940130
    Meeting Type:  AGM
    Meeting Date:  03-May-2005
          Ticker:
            ISIN:  CH0012214059
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       # 230707 DUE TO CHANGE IN THE VOTING STATUS
       OF THE RESOLUTIONS 4.1 - 4.7 AND 4.2 .  ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 222390, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the annual report, annual accounts and            Mgmt          For                            *
       consolidated accounts as well as reports of
       the Auditors and of the Group Auditors

2.     Discharge the Board of Directors                          Mgmt          For                            *

3.     Approve the distribution of the balance sheet             Mgmt          For                            *
       profit

4.1.1  Re-elect Dr. Willy Kissling as a Board of Director        Mgmt          For                            *
       for 3 year period of office

4.1.2  Re-elect Dr. Erich Hunziker as a Board of Director        Mgmt          For                            *
       for 3 year period of office

4.1.3  Re-elect Dr. Andreas Von Planta as a Board of             Mgmt          For                            *
       Director for 3 year period of office

4.1.4  Re-elect Prof. Gilbert Probst as a Board of               Mgmt          For                            *
       Director for 3 year period of office

4.1.5  Re-elect Dr. H.C. Thomas Schmidheiny as a Board           Mgmt          For                            *
       of Director for 1 year period of office

4.1.6  Re-elect Dr. H.C. Wolfgang Schuerer as a Board            Mgmt          For                            *
       of Director for 1 year period of office

4.1.7  Re-elect Dr. Dieter Spaelti as a Board of Director        Mgmt          For                            *
       for 1 year period of office

4.2    Re-elect Ernst and Young AG, Zuerich, as the              Mgmt          For                            *
       Board of Auditors and the Group Auditors, for
       2005




--------------------------------------------------------------------------------------------------------------------------
 HON HAI PRECISION INDUSTRY CO LTD                                                           Agenda Number:  700712765
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y36861105
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2005
          Ticker:
            ISIN:  TW0002317005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 224844 DUE TO ADDITIONAL RESOLUTION . ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    Approve the 2004 business operations                      Mgmt          For                            *

A.2    Approve the 2004 audited reports                          Mgmt          For                            *

A.3    Approve the status of joint-venture in People             Mgmt          For                            *
       s Republic of China

A.4    Other presentations                                       Other         For                            *

B.1.1  Approve the financial statements of 2004                  Mgmt          For                            *

B.1.2  Approve the distribution of profits of 2004;              Mgmt          Abstain                        *
       cash dividend TWD 2.5 per share

B.1.3  Approve the discussion on issuing new shares              Mgmt          Abstain                        *
       from distribution of profits; stock dividend
       200 for 1,000 shares held

B.1.4  Approve the capital injection by issuing Global           Mgmt          Abstain                        *
       Depository Receipt

B.1.5  Amend the Articles of Incorporation                       Mgmt          Abstain                        *

B.1.6  Approve to revise the trading procedures of               Mgmt          Abstain                        *
       derivative products

B.1.7  Other issues and extraordinary motions                    Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HONDA MOTOR CO LTD                                                                          Agenda Number:  700733036
--------------------------------------------------------------------------------------------------------------------------
        Security:  J22302111
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  JP3854600008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   28, Final
       JY 37, Special JY 0

2      Amend Articles to: Reduce Maximum Board Size              Mgmt          For                            *
       - Decrease Authorized Capital to Reflect Share
       Repurchase

3.1    Elect Director                                            Mgmt          For                            *

3.2    Elect Director                                            Mgmt          For                            *

3.3    Elect Director                                            Mgmt          For                            *

3.4    Elect Director                                            Mgmt          For                            *

3.5    Elect Director                                            Mgmt          For                            *

3.6    Elect Director                                            Mgmt          For                            *

3.7    Elect Director                                            Mgmt          For                            *

3.8    Elect Director                                            Mgmt          For                            *

3.9    Elect Director                                            Mgmt          For                            *

3.10   Elect Director                                            Mgmt          For                            *

3.11   Elect Director                                            Mgmt          For                            *

3.12   Elect Director                                            Mgmt          For                            *

3.13   Elect Director                                            Mgmt          For                            *

3.14   Elect Director                                            Mgmt          For                            *

3.15   Elect Director                                            Mgmt          For                            *

3.16   Elect Director                                            Mgmt          For                            *

3.17   Elect Director                                            Mgmt          For                            *

3.18   Elect Director                                            Mgmt          For                            *

3.19   Elect Director                                            Mgmt          For                            *

3.20   Elect Director                                            Mgmt          For                            *

3.21   Elect Director                                            Mgmt          For                            *

4      Appoint Internal Statutory Auditor                        Mgmt          For                            *

5      Appoint External Auditors                                 Mgmt          For                            *

6      Approve Reduction in Aggregate Compensation               Mgmt          For                            *
       Ceiling for Directors

7      Approve Payment of Annual Bonuses to Directors            Mgmt          For                            *
       and Statutory Auditors

8      Approve Retirement Bonuses for Directors                  Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG & CHINA GAS CO LTD                                                                Agenda Number:  700689562
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y33370100
    Meeting Type:  AGM
    Meeting Date:  04-May-2005
          Ticker:
            ISIN:  HK0003000038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the statement of accounts for the YE              Mgmt          For                            *
       31 DEC 2004 and the reports of the Directors
       and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Re-elect the Directors                                    Mgmt          For                            *

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *
       of the Company to hold office from the conclusion
       of this meeting until the conclusion  of the
       next AGM and authorize the Directors to fix
       their remuneration

5.     Approve the each Director s fee at the rate               Mgmt          For                            *
       of HKD 130,000 per annum and in the case of
       Chairman and additional fee as the rate of
       HKD 130,000 per annum

6.I    Authorize the Directors to purchase shares in             Mgmt          For                            *
       the capital of the Company during the relevant
       period, subject to and in accordance with all
       applicable laws and regulations, not exceeding
       10% of the aggregate nominal amount of the
       issued share capital;  Authority expires the
       earlier of the conclusion of the next AGM or
       the expiration of the period within which the
       next AGM is to be held by law

6.II   Authorize the Directors of the Company to allot,          Mgmt          For                            *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the issued share capital
       of the Company otherwise than pursuant to a
       rights issue;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is to be held by law

6.III  Approve, conditional upon the passing of Resolutions      Mgmt          For                            *
       6(I) and 6(II), to extend the general mandate
       granted to the Directors to allot, issue and
       deal with the shares pursuant to Resolution
       6(II), by an amount representing the aggregate
       nominal amount of the share capital repurchased
       pursuant to Resolution 6(I), provided that
       such amount does not exceed 10% of the aggregate
       nominal amount of the issued share capital
       of the Company at the date of passing this
       resolution

6S.IV  Amend the Articles of Association by changing             Mgmt          For                            *
       words from Article 70 and replacing with new
       words, replacing Article 95 and 96 entirely
       with new one




--------------------------------------------------------------------------------------------------------------------------
 HONGKONG LAND HOLDINGS LTD                                                                  Agenda Number:  700698600
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4587L109
    Meeting Type:  AGM
    Meeting Date:  04-May-2005
          Ticker:
            ISIN:  BMG4587L1090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the Independent      Mgmt          For                            *
       Auditors  report for the YE 31 DEC 2004, and
       to declare a final dividend

2.     Re-elect the Directors                                    Mgmt          For                            *

3.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their remuneration

4.     Authorize the Directors to allot or issue shares          Mgmt          Against                        *
       and to make and  grant offers, agreements and
       options which would or might require shares
       to be allotted, issued or disposed of during
       or after the end of the relevant period, not
       exceeding USD 11.4 million, (a), otherwise
       than pursuant to a Rights Issue  subject to
       such exclusions or other arrangements as the
       Directors may deem necessary or expedient in
       relation to fractional entitlements or legal
       or practical problems under the laws of, or
       the requirements of any recognized regulatory
       body or any stock exchange in, any territory
       ;  Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       its own shares, subject to and in accordance
       with all applicable laws and regulations, during
       the relevant period the aggregate nominal amount
       of shares of the Company which the Company
       may purchase pursuant to the approval in paragraph
       (a) of this resolution shall be less than 15%
       of the aggregate nominal amount of the existing
       issued share capital of the Company at the
       date of this meeting, and such  approval shall
       be limited accordingly; and (c) the approval
       in paragraph (a) of this Resolution shall,
       where permitted by applicable laws and regulations
       and subject to the limitation in paragraph
       (b) of this Resolution, extend to permit the
       purchase of shares of the Company  i) by subsidiaries
       of the Company and ii) pursuant to the terms
       of put warrants or financial instruments having
       similar effect  Put Warrants  whereby the Company
       can be required to purchase its own shares,
       provided that where Put Warrants are issued
       or offered pursuant to a Rights Issue, the
       price which the Company may pay for shares
       purchased on exercise of Put Warrants shall
       not exceed 15% more than the average of the
       market quotations for the shares for a period
       of not more than 30 nor less than the five
       dealing days falling one day prior to the date
       of any public announcement by the Company of
       the proposed issue of Put Warrants;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is to
       be held by law




--------------------------------------------------------------------------------------------------------------------------
 HOUSING DEVELOPMENT FINANCE CORP LTD                                                        Agenda Number:  700564063
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y37246157
    Meeting Type:  AGM
    Meeting Date:  19-Jul-2004
          Ticker:
            ISIN:  INE001A01028
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited profit and loss             Mgmt          For                            *
       account for the FYE 31 MAR 2004, the balance
       sheet as at that date and the reports of the
       Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            *

3.     Re-appoint Mr. Keshub Mahindra as a Director,             Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Mr. D.M. Sukthankar as a Director,             Mgmt          For                            *
       who retires by rotation

5.     Re-appoint Mr. N.M. Munjee as a Director, who             Mgmt          For                            *
       retires by rotation

6.     Re-appoint Mr. D.M. Satwalekar as a Director,             Mgmt          For                            *
       who retires by rotation

S.7    Re-appoint Messrs. S.B. Billimoria & Company,             Mgmt          For                            *
       Chartered Accountants, as the Auditors of the
       Corporation until the conclusion of the next
       AGM, on a remuneration of INR 35,00,000 plus
       applicable service tax and reimbursement of
       out-of-pocket expenses incurred by them for
       the purpose of audit of the Corporation s accounts
       at the head office as well as at all branch
       offices of the Corporation in India

S.8    Re-appoint, pursuant to the provisions of Section         Mgmt          For                            *
       228 of the Companies Act 1956, Messrs. Pannell
       Kerr Forster, Chartered Accountants, as the
       Branch Auditors of the Corporation for the
       purpose of audit of the accounts of the Corporation
       s branch office at Dubai, until the conclusion
       of the next AGM, on such terms and conditions
       fixed by the Board of Directors of the Corporation,
       depending upon the nature and scope of their
       work

S.9    Approve that, pursuant to the provisions of               Mgmt          For                            *
       Section 198, 309(4) and other applicable provisions,
       if any, of the Companies Act, 1956, the non-whole-time
       Directors of the Corporation in addition to
       sitting fees being paid to them for attending
       the meetings of the Board or its Committee,
       be paid every year for a period of 5 years
       with effect from 01 APR 2005, commission of
       an amount be determined by the Board from time
       to time, subject to a ceiling of 1% of the
       net profits of the Corporation  computed in
       the manner referred to in Section 198(1) of
       the Companies Act 1956), to be divided amongst
       them in such manner as the Board of Directors
       of the Corporation determine

10.    Authorize the Board of Directors of the Corporation,      Mgmt          For                            *
       under the provisions of Section 293(1)(d) of
       the Companies Act 1956, to borrow from time
       to time such sum or sums of money as they deem
       necessary for the purpose of the business of
       the Corporation, notwithstanding that the monies
       to be borrowed together with the monies already
       borrowed by the Corporation  apart from the
       temporary loans obtained from the Corporation
       s Bankers in the ordinary course of business
       and remaining outstanding at any point of
       time will exceed the aggregate of the paid-up
       share capital of the Corporation and its free
       reserves, that is to say, reserves not set
       apart for any specific purpose; and  provided
       that the total amount up to which monies be
       borrowed by the Board of Directors and which
       shall remain outstanding at any given point
       of time shall not exceed the sum of INR 50,000
       crores

S.11   Authorize the Board of Directors of the Corporation,      Mgmt          For                            *
       subject to the direction and guidelines of
       the Government of India for issue of foreign
       currency bonds and other securities and the
       provisions of all applicable regulations including
       the provisions of the Companies Act 2000  FEMA
       and further subject to all applicable rules,
       regulations and guidelines as also amendments
       to regulations and rules as also in accordance
       with the provisions of the Memorandum and the
       Articles of Association of the Corporation
       and subject to the consent/approval of any
       regulatory authorities, to create, offer, issue
       and allot in one or more tranches and in one
       or more private or preferential offerings,
       foreign currency bonds, debentures or warrants
       or any other instrument whether convertible
       or otherwise or such other securities  securities
       , of an aggregate, value of up to USD 500 million
       or its equivalent in any other foreign currency,
       to persons, whether or not an existing shareholder
       of the Corporation and on such terms and conditions
       decided by the Board of Directors as it deem
       appropriate in the interest of the Corporation;
       and authorize the Board , for the purpose of
       giving effect to the above, to determine the
       form, terms and timings of the issue(s), the
       conditions subject to which the securities
       are to be issued, the class of investors to
       whom the securities are to be issued, the number
       of securities to be issued in aggregate and
       in each tranche  subject to the overall specified
       limit , the issue price, face value, coupon
       rate, premium amount on issue, terms relating
       to redemption or conversion of securities,
       redemption period, the stock exchange on which
       such securities would be listed and such other
       terms as it deems fit as also to make and accept
       any modifications in the proposal as required
       by the authorities involved and/or in consultation
       with the Lead Managers and/or Underwriters
       and/or Stabilizing Agents and/or other Advisors
       in such issues; and authorize the Board to
       do all acts, deeds, matters and things and
       settle any questions or difficulties that may
       arise in regard to the issue(s) made in terms
       hereof without being required to seek any further
       consent or approval of the members of otherwise
       to the end and intent that the members shall
       be deemed to have given their approval thereto
       expressly by the authority of this resolution
       including for issue of any related securities
       as a condition of issue of the said securities
       as also for securing the said securities; and
       authorize the Board, for the purpose of giving
       effect to the above resolutions, to delegate
       all or any of the powers herein conferred to
       any Committee of Directors and/or any wholetime
       Director(s) and/or any Officer(s) of the Corporation




--------------------------------------------------------------------------------------------------------------------------
 HOYA CORP                                                                                   Agenda Number:  700730751
--------------------------------------------------------------------------------------------------------------------------
        Security:  J22848105
    Meeting Type:  AGM
    Meeting Date:  17-Jun-2005
          Ticker:
            ISIN:  JP3837800006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Incorporation                       Mgmt          For                            *

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

3.     Approve the issuance of stock acquisition rights          Mgmt          For                            *
       as stock options             on Favorable Conditions

4.     Appoint Accounting Auditors                               Mgmt          For                            *

       Please note that the Issuer released the English          Non-Voting    No vote
       version of the proxy statement.  Investors
       can access this material thru Proxy Statement
       link.  Thank you.




--------------------------------------------------------------------------------------------------------------------------
 HSBC HOLDINGS PLC                                                                           Agenda Number:  700681530
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4634U169
    Meeting Type:  AGM
    Meeting Date:  27-May-2005
          Ticker:
            ISIN:  GB0005405286
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the annual accounts and              Mgmt          For                            *
       the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.a    Re-elect Sir John Bond as a Director                      Mgmt          For                            *

2.b    Re-elect Mr. Mr. R.K.F. Chlien as a Director              Mgmt          For                            *

2.c    Re-elect Mr. J.D. Coombe as a Director                    Mgmt          For                            *

2.d    Re-elect The Baroness Dunn as a Director                  Mgmt          For                            *

2.e    Re-elect Mr. D.J. Flint as a Director                     Mgmt          For                            *

2.f    Re-elect Mr. J.W.J. Hughes-Hallett as a Director          Mgmt          For                            *

2.g    Re-elect Sir Brian Moffat as a Director                   Mgmt          For                            *

2.h    Re-elect S.W. Newton as a Director                        Mgmt          For                            *

2.i    Re-elect Mr. H. Sohmen as a Director                      Mgmt          For                            *

3.     Re-appoint KPMG Audit Plc as the Auditor at               Mgmt          For                            *
       remuneration to be determined by the Group
       Audit Committee

4.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004

5.     Authorize the Directors to allot shares                   Mgmt          For                            *

S.6    Approve to disapply pre-emption rights                    Mgmt          For                            *

7.     Authorize the Company to purchase its own ordinary        Mgmt          For                            *
       shares

8.     Amend the HSBC Holdings Savings-Related Share             Mgmt          For                            *
       Option Plan

9.     Amend the HSBC Holdings Savings-Related Share             Mgmt          For                            *
       Option Plan: International

10.    Approve the HSBC US Employee Stock Plan  US               Mgmt          For                            *
       Sub-Plan

11.    Approve the HSBC Share Plan                               Mgmt          For                            *

S.12   Amend the Articles of Association                         Mgmt          For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE CUT-OFF DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYPO REAL ESTATE HOLDING AG, MUENCHEN                                                       Agenda Number:  700688267
--------------------------------------------------------------------------------------------------------------------------
        Security:  D3449E108
    Meeting Type:  OGM
    Meeting Date:  20-May-2005
          Ticker:
            ISIN:  DE0008027707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the FY 2004 with the report of the
       Supervisory Board, the Group financial statements
       and Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            *
       profit of EUR 54,435,322.58 as follows: payment
       of dividends arrears of EUR 232,857.60 for
       the preferred shares for the 2002 FY;  payment
       of dividends arrears of EUR 232,857.60 for
       the preferred shares for the 2003 FY; payment
       of advance dividends of EUR 232,857.60 for
       the preferred shares for the 2004 FY; payment
       of a dividend of EUR 0.35 per preferred share
       payment of a dividend of EUR 0.35 per ordinary
       share EUR 6,811,488.53 shall be carried forward
       ex-dividend and pay able date: 23 MAY 2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.     Authorize the Company to acquire own shares               Mgmt          For                            *
       the company of up to 10% of the share capital,
       at prices deviating neither more than 10% from
       the market price of the shares if the shares
       are acquired through the stock exchange, nor
       more than 20%; if the shares are acquired by
       way of a repurchase offer, on or before 20
       NOV 2006; to dispose of the shares in a manner
       other than the stock ex-change or a rights
       offering if the shares are sold at a price
       not materially below their market price, to
       use the shares for acquisition purposes or
       for the fulfillment of option and convertible
       rights and to retire the shares

6.     Approve to convert preference shares into ordinary        Mgmt          For                            *
       shares through the revocation of the preference
       right; the 3,638,400 non-voting preference
       shares of the company, held by the Bayerische
       Land Esstiftung, shall be converted into the
       same number of voting ordinary shares against
       payment of a conversion premium of EUR 2.50
       per preferred share; the conversion premium
       is to be paid by the Bayerische Land Esstiftung;
       and amend the Articles of Association

7.     Approve the separate resolution of the ordinary           Mgmt          For                            *
       shareholders on the conversion of non-voting
       preferred shares into voting ordinary shares
       as per Item 6

8.     Amend the Articles of Association in respect              Mgmt          For                            *
       of the object of the Company being adjusted
       to correspond to the new provisions of the
       German Pfandbrief Act

9.     Amend the Articles of Association in connection           Mgmt          For                            *
       with the new law on Corporate Integrity and
       modernization of the right to set aside resolutions
       of shareholders' meetings: Section 13(2), Section
       14, Section 16(2)

10.    Appoint KPMG Deutsche Treuhand-Gesellschaft               Mgmt          For                            *
       AG, Berlin and Frankfurt as the Auditors for
       the 2005 FY

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS                                                                               Agenda Number:  700646625
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3849A109
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 28th financial statement  balance             Mgmt          For                            *
       sheet, income statement and retained earnings
       statement

2.     Appoint the Directors                                     Mgmt          For                            *

3.     Approve the remuneration limit for the Directors          Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MTR CO                                                                              Agenda Number:  700640952
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38472109
    Meeting Type:  AGM
    Meeting Date:  04-Mar-2005
          Ticker:
            ISIN:  KR7005380001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and statement of appropriation of unappropriated
       retained earnings

2.     Elect the Directors                                       Mgmt          For                            *

3.     Elect the Member of Auditors  Committee                   Mgmt          For                            *

4.     Approve the limit of remuneration for Directors           Mgmt          Abstain                        *

5.     Approve the partial amendment to the Articles             Mgmt          Abstain                        *
       of Incorporation




--------------------------------------------------------------------------------------------------------------------------
 ICICI BK LTD                                                                                Agenda Number:  700629554
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  SGM
    Meeting Date:  24-Jan-2005
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING.  IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU.

S.1    Approve, in accordance with applicable law,               Mgmt          For                            *
       rules and regulations  hereinafter referred
       to as  the sponsored ADR Regulations  and subject
       to the approval, consent, permission and sanction
       of the Foreign Investment Promotion Board and
       Government of India and approvals of any other
       authority, as applicable or necessary, and
       subject to such conditions as may be prescribed
       in any such approval, consent, permission or
       sanction, the Board of Directors  hereinafter
       referred to as  Board , which terms shall be
       deemed to include any Committee constituted/to
       be constituted by the Board and authorize the
       Board, including the powers conferred by this
       resolution  on behalf of ICICI Bank Limited
       hereinafter referred to as  Bank  , to sponsor
       the issue of American Depository Shares  hereinafter
       referred to as  ADS   with the Depository for
       the American Depository Shares  hereinafter
       referred to as  Overseas Depositary  , against
       existing Equity Shares of the Bank deposited
       by the holders of Equity Shares of the Bank
       hereinafter referred to as  Equity Shareholders
       , pursuant to a right given to all the Equity
       Shareholders in terms of the Sponsored ADR
       Regulations  hereinafter referred to as  Sponsored
       ADS offering  , on such terms and conditions,
       at such time or times and in one or more tranches,
       as the Board may in its absolute discretion
       deem fit, including without limitation, providing
       the Equity Shareholders an option to renounce
       their right and entitlement to participate
       in the Sponsored ADS offering to another Equity
       Shareholder, if the terms of the documents
       inviting the participation of the Equity Shareholders
       so provide and in such mode and manner as may
       be determined by the Bank in conjunction with
       the Underwriter(s) and/or Lead Manager(s),
       and to cause allotment to the Investors in
       foreign markets  whether Institutions and/or
       Incorporated Bodies and/or individuals or otherwise
       and whether such Investors are members of the
       Bank or otherwise  of ADS by the Overseas Depository,
       where each such ADS shall represent 2 existing
       fully paid Equity Shares of par value of INR
       10 per share, deposited pursuant to the Sponsored
       ADS offering, and the aggregate size of the
       Sponsored ADS offering, whether made in 1 or
       more tranches including the over allotment
       option, if any, as decided by the Bank/Underwriter(s)/Lead
       Manager(s), shall not be greater than 6% of
       the outstanding Equity Shares, on a date to
       be determined by the Board and shall be subject
       to the foreign shareholding after completion
       of the Sponsored ADS offering not exceeding
       74% of the outstanding Equity Shares or such
       other limit as may be prescribed by applicable
       law, rules and regulations from time to time;
       the Bank shall sponsor through the Overseas
       Depository, the issue of ADS representing the
       underlying Equity Shares deposited pursuant
       to the Sponsored ADS offering; the pricing
       of the Sponsored ADS offering be determined
       by the Underwriter(s) and/or Lead Managers(s),
       in accordance with the provisions of applicable
       law, rules and regulations; for the purpose
       of giving effect to the Sponsored ADS offering
       and the allotment of ADS as specified, authorize
       the Board on behalf of the Bank to do all such
       acts, deeds, matters and things as it may,
       in its absolute discretion, deem necessary
       or desirable for such purpose, including without
       limitations, determine the number of Equity
       Shares to be offered or sold, the over-allotment
       option; determine whether or not the Equity
       Shareholders, subject to applicable securities
       laws, have a right to renounce their entitlement
       to participate in the Sponsored ADS offering
       to another Equity Shareholder; determine the
       length of the invitation to offer period, issue
       and circulate the invitation to offer, file
       registration statement and/or other document(s)
       with United States Securities and Exchange
       Commission and/or any other regulator, list
       the securities on New York Stock Exchange,
       enter into managing, underwriting, indemnification,
       marketing, listing, trading, depositary, custodian,
       registrar, escrow, Trustee arrangements and
       sign all deeds, documents and writings and
       to pay any fees, Commissions, remuneration
       and expenses relating thereto; authorize the
       Board to determine all terms and conditions
       of the Sponsored ADS offering, settle all questions,
       difficulties or doubts that may arise in regard
       to the Sponsored ADS offering, offer or allotment
       of ADS and in complying with the sponsored
       ADR Regulations, the number of Equity Shares
       being offered or sold, the eligibility of the
       Equity Shareholder to participate in the Sponsored
       ADS offering or the rights to renounce their
       entitlement to participate thereto, offer or
       allotment of ADS, as it may, in its absolute
       discretion, deem it, without being required
       to seek any further clarification, consent
       or approval of the member or otherwise to the
       end and intend that the members shall be deemed
       to have given the approval thereto expressly
       by the authority of this resolution; authorize
       the Board to delegate all or any of its powers
       herein conferred to any Committee of Directors
       or any one or more wholetime Directors of the
       Bank to give effect to the aforesaid resolution




--------------------------------------------------------------------------------------------------------------------------
 INDUSTRIA DE DISENO TEXTIL INDITEX SA                                                       Agenda Number:  700565700
--------------------------------------------------------------------------------------------------------------------------
        Security:  E6282J109
    Meeting Type:  OGM
    Meeting Date:  16-Jul-2004
          Ticker:
            ISIN:  ES0148396015
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual statements (balance sheet,             Mgmt          No Action                      *
       loss and profit account and annual report),
       Management report and performance of the Board
       of Directors of Inditex, SA and its Consolidated
       Group, all the aforementioned related to FY
       2003

2.     Approve the allocation of earnings and distribution       Mgmt          No Action                      *
       of dividends

3.     Approve to cease the Director and re-elect the            Mgmt          No Action                      *
       Members of the Board of Directors

4.     Amend the Article 6, 8, 10, 12, 14, 17, 18,               Mgmt          No Action                      *
       22,24, 27, 28, 30, 36 and 42 of the Corporate
       Bylaws and addition of the Articles 23, 32
       and 34, renumbering the Correct Articles 23
       to 42 as Articles 24 to 45

5.     Amend the regulation of the shareholders meeting          Mgmt          No Action                      *

6.     Authorize the Board of Directors to acquire               Mgmt          No Action                      *
       its treasury stock

7.     Grant authority to execute the resolutions of             Mgmt          No Action                      *
       the meeting

8.     Receive the report about the regulation of the            Mgmt          No Action                      *
       Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 ING GROEP NV                                                                                Agenda Number:  700664635
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4578E413
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  NL0000303600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       208716 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS ARE RELAXED.         Non-Voting    No vote
       BLOCKING IS LIMITED TO THE PERIOD BETWEEN THE
       CUT-OFF DATE SET ON 13 APR 2005 AND ONE DAY
       FOLLOWING THE REGISTRATION DATE SET ON 19 APR
       2005. VOTE INSTRUCTIONS RECEIVED AFTER THE
       CUT-OFF DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. SHARE
       BLOCKING IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATION DATE. THANK
       YOU.

1.     Opening remarks and announcements                         Non-Voting    No vote

2.A    Reports of the Executive Board and the Supervisory        Non-Voting    No vote
       Board for 2004

2.B    Profit retention and distribution policy                  Non-Voting    No vote

3.A    Annual Accounts for 2004                                  Mgmt          For                            *

3.B    For 2004, a total dividend of EUR 1.07 per (depositary    Mgmt          For                            *
       receipt for an) ordinary share will be proposed
       to the Annual General Meeting of Shareholders.
       Taking into account the interim dividend of
       EUR 0.49 made payable in September 2004, the
       final dividend will amount to EUR 0.58 per
       (depositary receipt for an) ordinary share.
       Reference is also made to page 143 of the Annual
       Report 2004

4.A    Discharge of the Executive Board in respect               Mgmt          For                            *
       of the duties performed during the year 2004

4.B    Discharge of the Supervisory Board in respect             Mgmt          For                            *
       of the duties performed during the year 2004

5.A    With a view to the Dutch Corporate Governance             Mgmt          For                            *
       Code, the General Meeting of Shareholders is
       invited to discuss and approve the implementation
       of the Code by the Company as described in
       the document  The Dutch Corporate Governance
       Code - ING s implementation of the Tabaksblat
       Code for good corporate governance

5.B    With reference to article 19, paragraph 1 of              Non-Voting    No vote
       the Articles of Association, the General Meeting
       of Shareholders is invited to discuss the profile
       of the Executive Board, as it was drawn up
       by the Supervisory Board

5.C    With reference to article 25, paragraph 1 of              Non-Voting    No vote
       the Articles of Association, the General Meeting
       of Shareholders is invited to discuss the profile
       of the Supervisory Board, as it was drawn up
       by the Supervisory Board. In comparison with
       the present profile of the Supervisory Board,
       the changes involve only rephrasings and no
       material changes

6.A    Reappointment of Luella Gross Goldberg                    Mgmt          For                            *

6.B    Reappointment of Godfried van der Lugt                    Mgmt          For                            *

6.C    Appointment of Jan Hommen                                 Mgmt          For                            *

6.D    Appointment of Christine Lagarde                          Mgmt          For                            *

7.     It is proposed to approve that the maximum number         Mgmt          For                            *
       of stock options and performance shares to
       be granted to the members of the Executive
       Board for 2004 will be 374,700 stock optionsand
       136,200 performance shares

8.A    It is proposed that the Executive Board be appointed      Mgmt          Against                        *
       as the corporate body that will be authorised,
       upon approval of the Supervisory Board, to
       issue ordinary shares, to grant the right to
       take up shares and to restrict or exclude preferential
       rights of shareholders. This authority applies
       to the period ending on 26 October 2006 (subject
       to extension by the General Meeting of Shareholders):
       (I) for a total of 220,000,000 ordinary shares,
       plus (II) for a total of 220,000,000 ordinary
       shares, only if these shares are issued in
       connection with the take-over of a business
       or company

8.B    It is proposed that the Executive Board be appointed      Mgmt          For                            *
       as the corporate body that will be authorised,
       upon approval of the Supervisory Board, to
       issue preference B shares and to grant the
       right to take up shares with or without preferential
       rights of shareholders. This authority applies
       to the period ending on 26 October 2006 (subject
       to extension by the General Meeting of Shareholders)
       for 10,000,000 preference B shares with a nominal
       value of EUR 0.24 each, provided these are
       issued for a price per share that is not below
       the highest price per depositary receipt for
       an ordinary share, listed on the Euronext Amsterdam
       Stock Exchange, on the date preceding the date
       on which the issue of preference B shares of
       the relevant series is announced This authorisation
       will only be used if and when ING Groep N.V.
       is obliged to convert the ING Perpetuals III
       into shares pursuant to the conditions of the
       ING Perpetuals III

9.     It is proposed that the Executive Board be authorised     Mgmt          For                            *
       for a period of eighteen months as from 26
       April 2005, to acquire by any means, fully
       paid-up shares in the capital of the company
       or depositary receipts for such shares, up
       to the limit imposed by the law and by the
       Articles of Association at a price which is
       not lower than the nominal value of the shares
       and not higher than the highest price at which
       the depositary receipts for the company s shares
       of the same type are traded on the Euronext
       Amsterdam Stock Market on the date on which
       the purchase contract is signed

10.    Any other business and conclusion                         Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 INVESTOR AB, STOCKHOLM                                                                      Agenda Number:  700658745
--------------------------------------------------------------------------------------------------------------------------
        Security:  W48102128
    Meeting Type:  AGM
    Meeting Date:  11-Apr-2005
          Ticker:
            ISIN:  SE0000107419
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

1.     Elect the Mr. Claes Dahlback as a Chairman of             Mgmt          For                            *
       the meeting

2.     Approve the voting list                                   Non-Voting    No vote

3.     Approve the agenda                                        Non-Voting    No vote

4.     Elect 2 persons to attest to the accuracy of              Non-Voting    No vote
       the minutes

5.     Approve whether proper notice of the meeting              Non-Voting    No vote
       has been made

6.     Receive the annual report and the Auditors                Non-Voting    No vote
       report, as well as of the consolidated financial
       statements and the Auditors  report for the
       Investor Group

7.     Approve the President s address                           Non-Voting    No vote

8.     Approve the report on the work of the Board               Non-Voting    No vote
       of Directors, the Compensation Committee, the
       Audit Committee and the Finance and Risk Committee

9.     Adopt the income statement and the balance sheet,         Mgmt          For                            *
       as well as of the consolidated income statement
       and the consolidated balance sheet for the
       Investor Group

10.    Grant discharge from liability to the Members             Mgmt          For                            *
       of the Board of Directors and the President

11.    Approve that the ordinary dividend paid to the            Mgmt          For                            *
       shareholders of SEK 2.25 per share and 14 APR
       2005 shall be the record date for receipt of
       dividend

12.    Appoint 9 Members of the Board of Directors               Mgmt          For                            *
       and no Deputy Members of the Board of Directors
       shall be appointed

13.    Approve that the total compensation of the Board          Mgmt          For                            *
       of Directors of SEK 5,050,000 to be divided
       as follows: SEK 1,500,000 to the Chairman of
       the Board of Directors; SEK 400,000 to other
       Members of the Board of Directors not employed
       in the Company and a total of SEK 750,000 for
       work in the Committees of the Board of Directors

14.    Re-elect Mr. Sune Carlsson, Mr. Sirkka Hamalainen,        Mgmt          For                            *
       Mr. Ulla Litzen, Mr. Hakan Mogren, Mr. Anders
       Scharp, Mr, O. Griffith Sexton, Mr. Bjorn Svedberg,
       Mr. Jacob Wallenberg and Mr. Marcus Wallenberg
       as the Members of the Board of Directors

15.    Authorize the Board of Directors to: i) purchase          Mgmt          For                            *
       the Company s shares on Stockholmsborsen and
       purchase according to purchase offerings to
       shares respectively; and ii) transfer the Company
       s shares on Stockholmsborsen, or in a manner
       other than a Stockholmsborsen including the
       right to decide the waiver of the shareholders
       preferential rights and that payment may be
       effected other than in cash; repurchase may
       take place so that the Company s holding amounts
       to a maximum of 1/10 of all the shares in the
       Company;  Authority expires at the next AGM
       of the Company

16.    Approve the principles for compensation and               Mgmt          For                            *
       on other terms of employment for Management
       and Long-term Incentive program for Management
       and other employees

17.    Approve the Nomination Committee                          Mgmt          For                            *

18.    Conclusion of the meeting                                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 IVANHOE MINES LIMITED                                                                       Agenda Number:  700698155
--------------------------------------------------------------------------------------------------------------------------
        Security:  46579N103
    Meeting Type:  AGM
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  CA46579N1033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the annual report of the Directors to             Non-Voting    No vote
       the shareholders

       Receive the audited consolidated financial statements     Non-Voting    No vote
       of the Corporation for the YE 31 DEC 2004 and
       the Auditors  report thereon

1.1    Elect Mr. Robert M. Friedland as a Director               Mgmt          For                            *
       for the ensuing year

1.2    Elect Mr. R. Edward Flood as a Director for               Mgmt          For                            *
       the ensuing year

1.3    Elect Mr. Kjeld Thygesen as a Director for the            Mgmt          For                            *
       ensuing year

1.4    Elect Hon. Robert Hanson as a Director for the            Mgmt          For                            *
       ensuing year

1.5    Elect Mr. John Weatherall as a Director for               Mgmt          For                            *
       the ensuing year

1.6    Elect Dr. Markus Faber as a Director for the              Mgmt          For                            *
       ensuing year

1.7    Elect Mr. John Macken as a Director for the               Mgmt          For                            *
       ensuing year

1.8    Elect Mr. David Huberman as a Director for the            Mgmt          For                            *
       ensuing year

1.9    Elect Mr. John Bruk as a Director for the ensuing         Mgmt          For                            *
       year

1.10   Elect Mr. Howard R. Balloch as a Director for             Mgmt          For                            *
       the ensuing year

1.11   Elect Mr. Peter G. Meredith as a Director for             Mgmt          For                            *
       the ensuing year

2.     Re-appoint Deloitte & Touche LLP, Chartered               Mgmt          For                            *
       Accountants, as the Auditors of the Corporation
       at a remuneration to be fixed by the Board
       of Directors

3.     Authorize, approve and adopt an amendment to              Mgmt          For                            *
       the Corporation s Employees  and the Directors
       Equity Incentive Plan  the Plan  to increase
       by 9,000,000 common shares, the maximum number
       of common shares of the Corporation issuable
       under the Plan from 20,000,000 common shares
       to 29,000,000 common shares; certain other
       amendments to the Plan, as reflected in the
       amended and restated  2005  Employees and Directors
       Equity Incentive Plan in the form as specified;
       authorize the Directors of Ivanhoe to implement
       the foregoing amendments to the Plan

4.     Transact any other business                               Non-Voting    No vote

5.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 JOHNSON ELECTRIC HOLDINGS LTD                                                               Agenda Number:  700543982
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5150J140
    Meeting Type:  AGM
    Meeting Date:  20-Jul-2004
          Ticker:
            ISIN:  BMG5150J1403
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited consolidated accounts       Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 MAR 2004

2.     Declare a final dividend in respect of the YE             Mgmt          For                            *
       31 MAR 2004

3.a    Re-elect Mr. Peter Wang Kin Chung as a Non-Executive      Mgmt          For                            *
       Director

3.b    Re-elect Mr. Peter Stuart Allenby Edwards as              Mgmt          For                            *
       a Independent Non-Executive Director

3.c    Re-elect Mr. Patrick Blackwell Paul as a Independent      Mgmt          For                            *
       Non-Executive Director

3.d    Re-elect Mr. Michael John Enright as a Independent        Mgmt          For                            *
       Non-Executive Director

4.     Approve to confirm the remuneration of the Directors      Mgmt          For                            *

5.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            *
       to fix their remuneration

6.     Approve to fix the number of Directors of the             Mgmt          For                            *
       Company at 15 and authorize the Directors to
       elect or appoint additional Directors up to
       the maximum of 15

7.     Authorize the Directors of the Company to issue,          Mgmt          Abstain                        *
       allot and dispose of additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 5% of the aggregate
       nominal amount of the issued share capital
       of the Company otherwise than pursuant to:
       i) a rights issue; or ii) the exercise of options
       granted under the Company s Share Option Scheme;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by law

8.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       its own shares of the Company during the relevant
       period, on The Stock Exchange of Hong Kong
       Limited or any other stock exchange recognized
       for this purpose by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases for such purposes, subject
       to and in accordance with all applicable laws,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is to be held by law

9.     Approve, conditional upon the passing of Resolutions      Mgmt          Against                        *
       7 and 8, to add the aggregate nominal amount
       of the share capital of the Company repurchased
       by the Company pursuant to Resolution 8, to
       the aggregate nominal amount of the share capital
       of the Company that may be allotted pursuant
       to Resolution 7, provided that such amount
       shall not exceed 10% of the aggregate nominal
       amount of the issued share capital of the Company
       at the date of passing this resolution

S.10   Amend the Bye-Laws of the Company: 1) Bye-Law             Mgmt          For                            *
       1; 2) Bye-Law 85A; 3) Bye-Law 108(B); and 4)
       Bye-law 114




--------------------------------------------------------------------------------------------------------------------------
 JS GROUP CORP                                                                               Agenda Number:  700749293
--------------------------------------------------------------------------------------------------------------------------
        Security:  J9011R108
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  JP3626800001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   20, Final
       JY 20, Special JY 0

2      Approve Payment of Annual Bonuses to Directors            Mgmt          For                            *

3      Amend Articles to: Authorize Public Announcements         Mgmt          For                            *
       in Electronic Format

4.1    Elect Director                                            Mgmt          For                            *

4.2    Elect Director                                            Mgmt          For                            *

4.3    Elect Director                                            Mgmt          For                            *

4.4    Elect Director                                            Mgmt          For                            *

4.5    Elect Director                                            Mgmt          For                            *

4.6    Elect Director                                            Mgmt          For                            *

4.7    Elect Director                                            Mgmt          For                            *

4.8    Elect Director                                            Mgmt          For                            *

4.9    Elect Director                                            Mgmt          For                            *

5      Approve Retirement Bonus for Director                     Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 KDDI CORP                                                                                   Agenda Number:  700732678
--------------------------------------------------------------------------------------------------------------------------
        Security:  J31843105
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  JP3496400007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Final Dividend          Mgmt          For                            *
       JY 3,500

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.     Approve Issuance of Share Purchase Warrants               Mgmt          For                            *
       to a Third Party or Third Parties on Favorable
       Conditions

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

4.3    Elect a Director                                          Mgmt          For                            *

4.4    Elect a Director                                          Mgmt          For                            *

4.5    Elect a Director                                          Mgmt          For                            *

4.6    Elect a Director                                          Mgmt          For                            *

4.7    Elect a Director                                          Mgmt          For                            *

4.8    Elect a Director                                          Mgmt          For                            *

4.9    Elect a Director                                          Mgmt          For                            *

4.10   Elect a Director                                          Mgmt          For                            *

4.11   Elect a Director                                          Mgmt          For                            *

5.     Appoint a Corporate Auditor                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 KESA ELECTRICALS PLC, LONDON                                                                Agenda Number:  700709845
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5244H100
    Meeting Type:  AGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  GB0033040113
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            *
       financial statements of the Company for the
       YE 31 JAN 2005 together with the report of
       the Auditors

2.     Re-appoint PricewaterhouseCoopers, the retiring           Mgmt          For                            *
       Auditors, and authorize he Directors to determine
       their remuneration

3.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 Jan 2005 set out in the annual report
       2004/2005

4.     Declare a final dividend of 8.25 pence per ordinary       Mgmt          For                            *
       share

5.     Re-appoint Mr. David Newlands as a Director,              Mgmt          For                            *
       who retires under the Article 107 of the Company
       s Articles of Association

6.     Re-appoint Mr. Peter Wilson as a Director, who            Mgmt          For                            *
       retires under the Article 107 of the Company
       s Articles of Association

7.     Re-appoint Mr. Simon Herrick as a Director,               Mgmt          For                            *
       who retires under the Article 113 of the Company
       s Articles of Association

8.     Authorize the Directors, in substitution for              Mgmt          For                            *
       any existing authority and for the purpose
       of Section 80 of the UK Companies Act 1985,
       to allot relevant securities  Section 80(2)
       up to an aggregate nominal amount of GBP 44,129,432;
       Authority expires on 25 MAY 2010 but may be
       previously revoked or varied by the Company
       for a further period not exceeding 5 years
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

9.     Authorize the Company, for the purposes of Part           Mgmt          For                            *
       347A of the Companies Act 1985, to make donations
       to EU political organization and to incur EU
       political expenditure up to a maximum aggregate
       amount of GBP 250,000

S.10   Authorize the Directors to allot relevant securities      Mgmt          For                            *
       for cash in accordance with the provisions
       of the Section 95 of the Companies Act 1985

S.11   Grant authority to purchase own shares in accordance      Mgmt          For                            *
       with the Section 166 of the Companies Act 1985




--------------------------------------------------------------------------------------------------------------------------
 KINGFISHER PLC                                                                              Agenda Number:  700704960
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5256E441
    Meeting Type:  AGM
    Meeting Date:  27-May-2005
          Ticker:
            ISIN:  GB0033195214
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            *
       including the Corporate Governance report and
       the financial statements  Annual Report and
       Accounts  for the YE 29 JAN 2005, together
       with the report of the Auditors

2.     Approve the Directors remuneration report for             Mgmt          For                            *
       the YE 29 JAN 2005

3.     Declare a final dividend of 6.8 pence on the              Mgmt          For                            *
       ordinary shares for payment on 03 JUN 2005

4.     Re-elect Mr. Phil Bentley as a Director, who              Mgmt          For                            *
       retires in accordance with the Articles of
       Association of the Company

5.     Re-elect Dr. Gerry Murphy as a Director, who              Mgmt          For                            *
       retires in accordance with the Articles of
       Association of the Company

6.     Re-elect Mr. John Nelson as a Director, who               Mgmt          For                            *
       retires in accordance with the Articles of
       Association of the Company

7.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Company s Auditors and authorize the Directors
       to fix their remuneration

8.     Authorize the Directors of the Company, in substitution   Mgmt          For                            *
       for any exiting authority, to allot relevant
       securities as defined in Section 80 of the
       Companies Act 1985  the Act  up to an aggregate
       nominal value of the relevant securities allotted
       under this authority shall not exceed GBP 105,980,861;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 01 DEC 2006
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.9    Authorize the Directors, in substitution for              Mgmt          For                            *
       any existing authority and pursuant to Section
       95 of the Companies Act 1985, to allot equity
       securities  Section 94(2)  to Section 94(3A),
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities
       i) in connection with an issue for cash; ii)
       for cash where this authority shall be limited
       in aggregate to the allotment of, or involving
       equity share capital not exceeding 5% of the
       nominal value of the issued share capital of
       the Company as at the date hereof;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company or 01 DEC 2006 ; and the
       Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.10   Authorize the Company, pursuant to Article 44             Mgmt          For                            *
       of the Company s Articles of Association and
       Section 166 of the Act, to make market purchases
       Section 163(3)  of up to 234,830,336 ordinary
       shares and the minimum price shall be the nominal
       value thereof, in both cases exclusive of advance
       corporation tax, if any, payable to the Company
       and up to 105% of the average middle market
       quotations for such shares derived from the
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or 01 DEC 2006 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE AHOLD NV                                                                        Agenda Number:  700699121
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0139V100
    Meeting Type:  AGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  NL0000331817
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       215733 DUE TO CHANGE IN THE RESOLUTIONS.  ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Approve the report on the FY 2004 by Executive            Mgmt          For                            *
       Board

3.a    Adopt the 2004 financial statements                       Mgmt          For                            *

3.b    Approve the dividend and reserves policy                  Mgmt          For                            *

4.a    Appoint Mr. D.C. Doijer as a Member of the Supervisory    Mgmt          For                            *
       Board

4.b    Appoint Ms. M.M. Hart PhD as a Member of the              Mgmt          For                            *
       Supervisory Board

4.c    Appoint Mr. B. Hoogendoorn as a Member of the             Mgmt          For                            *
       Supervisory Board

4.d    Appoint Ms. S.M. Shern as a Member of the Supervisory     Mgmt          For                            *
       Board

5.     Amend the remuneration of the Members of the              Mgmt          For                            *
       Supervisory Board

6.a    Authorize the Executive Board to issue common             Mgmt          For                            *
       shares or grant rights to acquire common shares

6.b    Authorize the Executive Board to restrict or              Mgmt          For                            *
       exclude pre-emptive rights

7.     Authorize the Executive Board to acquire common           Mgmt          For                            *
       shares in the Company at the stock exchange

8.     Any other items                                           Other         For                            *

9.     Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE KPN NV                                                                          Agenda Number:  700665118
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4297B146
    Meeting Type:  AGM
    Meeting Date:  12-Apr-2005
          Ticker:
            ISIN:  NL0000009082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS ARE RELAXED.         Non-Voting    No vote
       BLOCKING IS LIMITED TO THE PERIOD BETWEEN THE
       CUT-OFF DATE AND ONE DAY FOLLOWING THE REGISTRATION
       DATE. VOTE INSTRUCTIONS RECEIVED AFTER THE
       CUT-OFF DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. SHARE
       BLOCKING IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATION DATE. THANK
       YOU.

1.     Opening and announcements                                 Non-Voting    No vote

2.     Report by the Board of Management for the financial       Non-Voting    No vote
       year 2004

3.A    Proposal to adopt the financial statements for            Mgmt          For                            *
       the financial year 2004

3.B    Explanation of the dividend policy                        Non-Voting    No vote

3.C    Proposal to adopt a dividend over the financial           Mgmt          For                            *
       year 2004

4.A    Proposal to discharge the members of the Board            Mgmt          For                            *
       of Management from liability

4.B    Proposal to discharge the members of the Supervisory      Mgmt          For                            *
       Board from liability

5.A    Report on Corporate Governance                            Non-Voting    No vote

5.B    Proposal to amend the Articles of Association             Mgmt          For                            *

6.     Proposal to appoint the Auditor                           Mgmt          For                            *

7.A    Discussion on profile of the Supervisory Board            Non-Voting    No vote

7.B    Opportunity to make recommendations for the               Non-Voting    No vote
       appointment of two members of the Supervisory
       Board

7.C.1  Appointment of Mr. A.H.J. Risseeuw as a member            Mgmt          For                            *
       of the Supervisory Board

7.C.2  Appointment of Ms. M.E. van Lier Lels as a member         Mgmt          For                            *
       of the Supervisory Board

7.D    Announcement concerning vacancies arising at              Non-Voting    No vote
       the Annual General Meeting of Shareholders
       in 2006

7.E    Proposal to amend the remuneration of members             Mgmt          For                            *
       of the Supervisory Board

8.A    Proposal to authorize the Board of Management             Mgmt          For                            *
       to resolve for the company to acquire its own
       shares

8.B    Proposal to extend the designation of the Board           Mgmt          Against                        *
       of Management as competent body to issue shares

8.C    Proposal to extend the designation of the Board           Mgmt          Against                        *
       of Management as competent body to restrict
       or exclude pre-emptive rights

8.D    Proposal to reduce the capital through cancellation       Mgmt          For                            *
       of own shares

9.     Any other business and closure of the meeting             Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE NUMICO NV                                                                       Agenda Number:  700653579
--------------------------------------------------------------------------------------------------------------------------
        Security:  N56369239
    Meeting Type:  EGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  NL0000375616
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.     Approve the take over, Mellin                             Mgmt          For                            *

3.1    Authorize the Board of Directors to issue shares          Mgmt          For                            *

3.2    Authorize the Board of Directors to decide about          Mgmt          For                            *
       exclusion of preferential rights

4.     Questioning                                               Mgmt          For                            *

5.     Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE NUMICO NV                                                                       Agenda Number:  700696137
--------------------------------------------------------------------------------------------------------------------------
        Security:  N56369239
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  NL0000375616
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS ARE RELAXED.         Non-Voting    No vote
       BLOCKING IS LIMITED TO THE PERIOD BETWEEN THE
       CUT-OFF DATE SET TO 28 APR 2005 AND ONE DAY
       FOLLOWING THE REGISTRATION DATE SET TO 06 MAY
       2005. VOTE INSTRUCTIONS RECEIVED AFTER THE
       CUT-OFF DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. SHARE
       BLOCKING IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATION DATE. SHARES
       CAN BE TRADED THEREAFTER. THANK YOU

1.     Opening.                                                  Non-Voting    No vote

2.     Report of the Supervisory Board and Executive             Non-Voting    No vote
       Board for the year 2004.

3.A    Adoption of Annual Accounts 2004; With reference          Mgmt          For                            *
       to the report of the Supervisory Board included
       in the 2004 Annual Report, the Supervisory
       Board proposes to adopt the Annual Accounts
       2004 as presented in the Annual Report 2004.

3.B    Discharge of the Executive Board; Proposal to             Mgmt          For                            *
       discharge the members of the Executive Board
       for its management of the company.

3.C    Discharge of the Supervisory Board; Proposal              Mgmt          For                            *
       to discharge the members of the Supervisory
       Board for supervising the management of the
       company by the Executive Board.

4.     Profit allocation and dividend policy of the              Non-Voting    No vote
       company; Numico currently has a negative shareholders
       equity position, preventing the company -
       under Dutch Law - to pay any dividend. Once
       the level of shareholders  equity has sufficiently
       been restored, Numico intends to resume  dividend
       payments based on a dividend payout ratio that
       will be aligned with the growth profile of
       the company and with relevant peers. Subject
       to the closing of the Mellin acquisition approved
       by the Extraordinary Meeting of Shareholders
       on March 18, 2004 and barring unforeseen circumstances
       the company expects to have a positive equity
       position during the second half of 2005.

5.     Appointment of the auditor; In compliance with            Mgmt          For                            *
       Article 28, Clause 1 of the company s Articles
       of Association, PricewaterhouseCoopers Accountants
       N.V. has been instructed to audit the 2004
       Annual Accounts, as prepared by the Executive
       Board, in accordance with the provisions of
       Article 393, Clause 3, Book 2 of the Civil
       Code. In line with the recommendation of the
       Audit Committee the Supervisory Board proposes
       to appoint PricewaterhouseCoopers Accountants
       N.V. as the auditor for the year 2005.

6.     Corporate Governance; Explanation of the Corporate        Non-Voting    No vote
       Governance statement in the 2004 Annual Report.
       In The Netherlands, the Corporate Governance
       Code (the Code) became effective as of January
       1, 2004. The Supervisory Board and the Executive
       Board have adopted an open  and transparent
       approach to the application of the Code. Numico
       s objective is to enhance shareholder s interests
       in the company. In the  Annual Report for 2003
       Numico already explained its compliance with
       the Code and this was also discussed in de
       Annual General  Meeting of Shareholders in
       May 2004. Numico fully complies with the Code.
       This item is put on the agenda just for discussion
       purposes.  Reference is also made to the Corporate
       Governance Statement in the Annual Report 2004.

7.     Remuneration Supervisory Board; The Supervisory           Mgmt          For                            *
       Board refers to the remuneration report included
       in the Annual Report 2004. It is proposed to
       adjust the annual compensation of the Supervisory
       Board members to the following level: for the
       chairman EUR 70,000, for the members EUR 50,000
       and for a chairman of a committee EUR 8,000
       additionally. These adjustments reflect the
       increased responsibility and exposure of the
       Supervisory Board.

8.A    Composition of the Executive Board; In accordance         Mgmt          For                            *
       with the Dutch Corporate Governance Code (the
       Code) the Executive Board and the Supervisory
       Board have decided to comply with the best
       practice provision that states that Executive
       Board members are appointed for a term of four
       years. As a result, the Executive Board members
       have set up a rotation scheme in order to avoid
       resignation of all members at the same time.
       Accordingly, Mr. Jan Bennink, Mr. Jean-Marc
       Huet and Mr. Ajai Puri were re-appointed in
       2004. The three other members of the Board
       will be nominated for re-appointment in this
       meeting. The Supervisory Board nominates Mr.
       Chris Britton to the Annual General Meeting
       of  Shareholders for re-appointment to the
       Executive Board for a term of four years. Chris
       Britton s biography is shown in the Annual
       Report and is posted on the website. Mr. Britton
       was appointed as president of the Baby Food
       division in February 2003. The Selection and
       Nomination Committee has recommended the Supervisory
       Board to nominate Mr. Britton for re-appointment.
       Since his appointment as president  of the
       Baby Food division in 2003, he has driven this
       division to significantly improved results
       and major steps have been taken to continue
       this high performance. The Supervisory Board
       proposes his reappointment. Mr. Britton holds
       no shares in the company. For his participation
       in stock option programmes, reference is made
       to the Annual Report 2004.

8.B    Composition of the Executive Board; In accordance         Mgmt          For                            *
       with the Dutch Corporate Governance Code (the
       Code) the Executive Board and the Supervisory
       Board have decided to comply with the best
       practice provision that states that Executive
       Board members are appointed for a term of four
       years. As a result, the Executive Board members
       have set up a rotation scheme in order to avoid
       resignation of all members at the same time.
       Accordingly, Mr. Jan Bennink, Mr. Jean-Marc
       Huet and Mr. Ajai Puri were re-appointed in
       2004. The three other members of the Board
       will be nominated for re-appointment in this
       meeting. The Supervisory Board nominates Mr.
       Rudy Mareel to the General Meeting of Shareholders
       for re-appointment to the Executive Board for
       a term of four years. Mr. Rudy Mareel s biography
       is shown in the Annual Report and is posted
       on the website. Mr. Mareel was appointed as
       president of the Clinical Nutrition division
       in May 2003. The Selection and Nomination Committee
       has  recommended the Supervisory Board to nominate
       Mr. Mareel for re-appointment. Since his appointment,
       Mr. Mareel has managed his division very successfully
       by reshaping the division into an innovative
       and focused organisation, which successfully
       builds on the improved marketing and sales
       strategy. The Supervisory Board proposes his
       reappointment. Mr. Mareel holds 3,316 shares
       in the company. For his participation in stock
       option programmes, reference is made to the
       Annual Report 2004.

8.C    Composition of the Executive Board; In accordance         Mgmt          For                            *
       with the Dutch Corporate Governance Code (the
       Code) the Executive Board and the Supervisory
       Board have decided to comply with the best
       practice provision that states that Executive
       Board members are appointed for a term of four
       years. As a result, the Executive Board members
       have set up a rotation scheme in order to avoid
       resignation of all members at the same time.
       Accordingly, Mr. Jan Bennink, Mr. Jean-Marc
       Huet and Mr. Ajai Puri were re-appointed in
       2004. The three other members of the Board
       will be nominated for re-appointment in this
       meeting. The Supervisory Board nominates Mr.
       Niraj Mehra to the Annual General Meeting of
       Shareholders for re-appointment to the Executive
       Board for a term of four years. Mr. Niraj Mehra
       s biography is shown in the Annual Report and
       is posted on the website. Mr. Mehra was appointed
       as president of Operations in October 2002.
       The Selection and Nomination Committee has
       recommended the Supervisory Board to nominate
       Mr. Mehra for re-appointment. Mr. Mehra has
       since his appointment, successfully managed
       a complete restructuring of operations, including
       very successful cost saving projects which
       provide huge market investments opportunities.
       The Supervisory Board proposes his reappointment.
       Mr. Mehra holds no shares in the company. For
       his participation in stock option programmes,
       reference is made to the Annual Report 2004.

9.A    Composition of the Supervisory Board; The Supervisory     Mgmt          For                            *
       Board nominates Mr. Steven Schuit to the Annual
       General Meeting of Shareholders for appointment
       to the Supervisory Board for a term of four
       years. As indicated last year, the Supervisory
       Board intends to nominate new members given
       the growing importance of the position of the
       Supervisory Board and to comply with the obligations
       of the Supervisory Board towards  stakeholders
       in the company. The Supervisory Board, recommended
       by the Selection and Appointment Committee,
       nominates Mr. Steven Schuit for appointment
       as he fully meets the requirements for this
       position and fits into the profile of the Supervisory
       Board. Mr. Steven Schuit is 62 years and has
       Dutch nationality. Until May 1, 2005, Mr. Schuit
       was partner of Allen & Overy, specialised in
       corporate finance. He is  Professor International
       Commercial and Financial Law at the University
       of Utrecht and founder and member of the Board
       of the Grotius Academy. Upon his appointment,
       Mr. Schuit will not be independent according
       to the Code. The law firm, of which he was
       a partner, has performed advisory work for
       the company in the year prior to Mr. Schuit
       s appointment. The Supervisory Board proposes
       to appoint Mr. Schuit as a member of the Supervisory
       Board.

9.B    Composition of the Supervisory Board; The Supervisory     Mgmt          For                            *
       Board nominates Mr. Marco Fossati to the Annual
       General Meeting of Shareholders for appointment
       to the Supervisory Board for a term of four
       years. Subject to the closing of the Mellin
       acquisition approved by the Extraordinary Meeting
       of Shareholders on March 18, 2004, the Supervisory
       Board recommended by the Selection and Appointment
       Committee nominates  Mr. Fossati for appointment
       as he fully meets the requirements for this
       position. He also fits into the profile of
       the Supervisory Board. Mr. Marco Fossati is
       46 years and has Italian nationality. Mr. Fossati
       s current position is President of the Findim
       Group SA. Additional positions held are President
       of Star Stabilimento Alimentare S.p.A. and
       member of the Board of IFIL S.p.A. Mr. Fossati
       currently holds no shares, but subject to the
       closing of the Mellin acquisition, he will
       (indirectly) hold 6,711,409 shares. The Supervisory
       Board proposes to appoint Mr. Fossati as a
       member of the Supervisory Board taken into
       account that the appointment will become effective
       at the closing of the acquisition of Mellin.

10.A   Authority of the Executive Board to issue ordinary        Mgmt          Against                        *
       shares; Authorisation of the Executive Board
       - subject to the approval of the Supervisory
       Board - to issue ordinary shares. The Supervisory
       Board proposes that the Executive Board be
       authorised for a period of 18 months commencing
       on May 12, 2005 and ending on November 11,
       2006, to issue shares - subject to the approval
       of the Supervisory Board - to a maximum of
       10 % of the issued share capital for financing
       and to cover personnel share options, and an
       additional 10% for financing acquisitions or
       mergers.

10.B   Authority of the Executive Board to issue ordinary        Mgmt          Against                        *
       shares; Authorisation of the Executive Board
       - subject to the approval of the Supervisory
       Board - to exclude pre-emptive rights. The
       Supervisory Board proposes that the Executive
       Board be authorised for a period of 18 months
       commencing on May 12, 2005 and ending on November
       11, 2006, -  subject to the approval of the
       Supervisory Board - to limit or exclude pre-emptive
       rights for shareholders in case of the issuance
       of shares based on the sub 10 a) formulated
       authorisation.

11.    Authority of the Executive Board to buy back              Mgmt          For                            *
       own shares; The Supervisory Board proposes
       that the Executive Board be authorised, for
       a period of 18 months, commencing on May 12,
       2005 and ending on November 11, 2006 to provide
       for the company to buy back its own shares
       on the Stock Exchange or otherwise (as referred
       to in Article 10 of the Articles of Association
       of the Company). The maximum number of shares
       to be acquired equals the number of shares
       allowed by Law. The price limit should be between
       the par value of the shares and the Official
       Price  of the shares at Euronext Amsterdam
       N.V., plus 10%. The Stock Exchange price equals
       the average of the highest price of the Numico
       shares as listed in the Officiele Prijscourant
       (Official Price List) of Euronext Amsterdam
       N.V. for five successive trading days, immediately
       preceding the day of purchase.

12.    Any other business.                                       Non-Voting    No vote

13.    Closing.                                                  Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE PHILIPS ELECTRONICS N V                                                         Agenda Number:  700652490
--------------------------------------------------------------------------------------------------------------------------
        Security:  N6817P109
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2005
          Ticker:
            ISIN:  NL0000009538
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       216834 DUE TO CHANGE IN THE VOTING STATUS OF
       THE RESOLUTIONS. ALL VOTES RECEIVED ON THE
       PREVIOUS MEETING WILL BE DISREGARDED AND YOU
       WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE.
       THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS ARE RELAXED.         Non-Voting    No vote
       BLOCKING IS LIMITED TO THE PERIOD BETWEEN VOTE
       DEADLINE DATE (18 MARCH 2005) AND REGISTRATION
       DATE (24 MARCH 2005, 9 AM CET). SHARES CAN
       BE TRADED THEREAFTER. VOTE INSTRUCTIONS RECEIVED
       AFTER VOTE DEADLINE DATE (BUT BEFORE THE REGISTRATION
       DATE) ARE CONSIDERED LATE. LATE VOTES ARE PROCESSED
       ON A BEST EFFORT BASIS. SHARE BLOCKING IS APPLIED
       TO LATE VOTES BEGINNING ON RECEIPT DATE OF
       VOTE INSTRUCTIONS THROUGH REGISTRATION DATE
       (24 MARCH 2005, 9 AM CET). SHARES CAN BE TRADED
       THEREAFTER.

1.     Opening of the general meeting                            Non-Voting    No vote

2.a    Adoption of the 2004 financial statements                 Mgmt          For                            *

2.b    Explanation of policy on additions to reserves            Non-Voting    No vote
       and dividends

2.c    Adoption of the dividend to shareholders of               Mgmt          For                            *
       EUR 0.40 per common share

2.d    Discharge of the responsibilities of the members          Mgmt          For                            *
       of the Board of Management

2.e    Discharge of the responsibilities of the members          Mgmt          For                            *
       of the Supervisory Board

3.a    Discussion on Corporate Governance Structure              Non-Voting    No vote

3.b    Amendment of the Articles or Association of               Mgmt          For                            *
       the Company

4.     Re-appointment of KPMG Accountants N.V. as external       Mgmt          For                            *
       auditor of the Company

5.a    Re-appointment of Mr G.J. Kleisterlee as President/CEO    Mgmt          For                            *
       and member of the Board of Management

5.b    Appointment of Mr. P.J. Sivignon as member of             Mgmt          For                            *
       the Board of Management

6.a    Re-appointment of Mr. L. Schweitzer as member             Mgmt          For                            *
       of the Supervisory Board

6.b    Appointment of Mr. N.L. Wong as member of the             Mgmt          For                            *
       Supervisory Board

6.c    Appointment of Mr. J.J. Schiro as member of               Mgmt          For                            *
       the Supervisory Board

7.     Adoption of the change of the remuneration for            Mgmt          For                            *
       the members of the Supervisory Board

8.     Authorization of the Board of Management to               Mgmt          Against                        *
       (i) issue or grant rights to acquire shares
       and (ii) restrict or exclude pre-emption rights

9.     Authorization of the Board of Management to               Mgmt          For                            *
       acquire shares in the Company

10.    Any other business                                        Non-Voting    No vote

11.    Closing of the general meeting                            Non-Voting    No vote

       The agenda and explanatory notes, as well as              Non-Voting    No vote
       the underlying documents for the Annual General
       Meeting of Shareholders, including the Annual
       Report 2004 and the explanatory notes to the
       amendment to the articles of association, can
       be found at the following website www.philips.com/investor.
       Direct link to information on the AGM: www.philips.com/about/investor/section-13640/section-13970/index.html




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK                                                                                Agenda Number:  700600403
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4822W100
    Meeting Type:  EGM
    Meeting Date:  29-Oct-2004
          Ticker:
            ISIN:  KR7060000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 201659 DUE TO DELETION OF A RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Elect Mr. Jung Won Kang as an Executive Director          Mgmt          For                            *

2.     Approve the stock option for the staff: 5,000             Mgmt          Abstain                        *
       shares to the Outside Director Mr. Dong Su
       Jung, 5,000 shares to Mr. Mun Youl Choi, 5,000
       shares to Mr. Wang Ha Jo, 5,000 shares to Mr.
       Young Sun Jun and 10,000 shares to the Vice
       Chairman, Mr. Jung Young Kang




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK                                                                                Agenda Number:  700640154
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4822W100
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7060000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and the statement of appropriation of unappropriated
       retained earnings

2.     Elect the Directors                                       Mgmt          For                            *

3.     Elect the nominees for Member of Auditor Committee        Mgmt          For                            *
       who are not outside Directors

4.     Elect the nominees for Member of Auditor Committee        Mgmt          For                            *
       who are outside Directors

5.     Approve the Stock Option for staff                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELEC PWR CORP                                                                         Agenda Number:  700729378
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  EGM
    Meeting Date:  10-Jun-2005
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Incorporation                       Mgmt          For                            *

2.     Appoint the Directors                                     Mgmt          For                            *

3.     Appoint the Auditors                                      Mgmt          For                            *

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 230798 DUE TO A CHANGE IN THE MEETING DATE
       AND AGENDA. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELECTRIC POWER CORP                                                                   Agenda Number:  700576183
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  EGM
    Meeting Date:  27-Aug-2004
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Directors                                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELECTRIC POWER CORP                                                                   Agenda Number:  700650408
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  AGM
    Meeting Date:  18-Mar-2005
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 44th balance sheet, income statement          Mgmt          For                            *
       and the disposition of retained earning




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  932263647
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  Consent
    Meeting Date:  11-Mar-2005
          Ticker:  KTC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF BALANCE SHEET, INCOME STATEMENT               Mgmt          For                            For
       AND STATEMENT OF APPROPRIATION OF RETAINED
       EARNINGS FOR THE 23RD FISCAL YEAR, AS SET FORTH
       IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.

02     APPROVAL OF THE AMENDMENT OF ARTICLES OF INCORPORATION,   Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

3A     JEONG SOO SUH (NOMINATED BY THE PRESIDENT WITH            Mgmt          For
       CONSENT OF BOARD OF DIRECTORS)

3B     STUART B. SOLOMON (NOMINATED BY OUTSIDE DIRECTOR          Mgmt          For
       RECOMMENDATION COMMITTEE)

3C     THAE SURN KHWARG (NOMINATED BY OUTSIDE DIRECTOR           Mgmt          For
       RECOMMENDATIONY COMMITTEE)

3D     BYOUNG HOON LEE (SHAREHOLDER PROPOSAL - PRACTICALLY       Mgmt          Against
       INITIATED BY LABOR UNION OF KT)

04     APPROVAL OF LIMIT ON REMUNERATION OF DIRECTORS,           Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  700649304
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       216941 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE 4 CANDIDATES          Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE ARE ONLY
       3 VACANCIES AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 3 OF THE 4 DIRECTORS.
       THANK YOU.

1.     Approve the appropriation of income, with a               Mgmt          For                            *
       final dividend of KRW 2,000 per share

2.     Approve the partial amendment to the Articles             Mgmt          For                            *
       of Incorporation to allow shareholders to vote
       in writing

3.1    Elect Mr. Jeong Soo Suh as a Director                     Mgmt          For                            *

3.2    Elect Mr. Stuart B. Solomon as a Director                 Mgmt          For                            *

3.3    Elect Mr. Thae Surn Khwarg as a Director                  Mgmt          For                            *

3.4    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           No vote
       PROPOSAL: Elect Mr. Byoung Hoon Lee as a Director

4.     Approve the limit of the remuneration of the              Mgmt          For                            *
       Directors at KRW 3 billion




--------------------------------------------------------------------------------------------------------------------------
 L'AIR LIQUIDE                                                                               Agenda Number:  700661754
--------------------------------------------------------------------------------------------------------------------------
        Security:  F01764103
    Meeting Type:  MIX
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  FR0000120073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:

       PLEASE NOTE THAT THE MEETING HELD ON 02 MAY               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 11 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

1.     Receive the report of the Executive Committee             Mgmt          For                            *
       of the Supervisory Board and the Chairman and
       the general report of the Statutory Auditors,
       and approve the financial statements and the
       balance sheet for the FYE 31 DEC 2004, in the
       form presented to the meeting; and profit for
       the FY: EUR 383,892,802.00

2.     Receive the reports of the Executive Committee            Mgmt          For                            *
       of the Supervisory Board and the Chairman and
       the Statutory Auditors, and approves the consolidated
       financial statements for the said FY, in the
       form presented to the meeting

3.     Approves the recommendations of the Executive             Mgmt          For                            *
       Committee with regards to the profits; the
       shareholders receive a net dividend of EUR
       3.50 per share, it will be paid on 17 MAY 2005,
       as required by law; the total amount of the
       loyalty dividend, for the 25,876,746 shares
       registered continuously under a non-transferable
       form, from 31 DEC 2002 till 31 DEC 2004, amounted
       to EUR 9,056,861.00; the total of the loyalty
       dividend corresponding to the 25,876,746 shares
       sold between 01 JAN 2005 and 17 MAY 2005, will
       be deducted from this amount; authorize the
       Executive Committee to withdraw from the carry
       forward account, the necessary sums to pay
       the dividend set here-above

4.     Authorize the Executive Committee to trade in             Mgmt          For                            *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 220.00, maximum number of shares
       to be traded: 10% of the share capital;  Authority
       expires at the end of 18 months ; the present
       delegation cancels and replaces the delegation
       given by the OGM of 12 MAY 2004; and authorize
       the Executive Committee to take all necessary
       measures and accomplish all necessary formalities

5.     Approve to renew the term of office of Mr. M.             Mgmt          For                            *
       Alain Joly as a Member the Supervisory Board
       until the OGM which will deliberate upon the
       annual financial statements for FY 2008

6.     Approve the renews the term of office of MR.              Mgmt          For                            *
       M. Lindsay Owen-Jones as a Member of the Supervisory
       Board until the OGM which will deliberate upon
       the annual financial statements for FY 2008

7.     Approve the renews the term of office of MR.              Mgmt          For                            *
       M. Thierry Desmarest as a Member of the Supervisory
       board until the OGM which will deliberate upon
       the annual financial statements for FY 2008

8.     Appoints Mr. M. Thierry Peugeot as a Member               Mgmt          For                            *
       of the Supervisory Board until the OGM which
       will deliberate upon the annual financial statements
       for FY 2008

9.     Approve the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L.225-86 of
       the French Commercial Code and the said report
       and the agreements referred to therein

10.    Grant all powers to the Executive Committee               Mgmt          For                            *
       to reduce the share capital by cancelling the
       shares held by the Company in connection with
       a Stock Repurchase Plan, provided that the
       total number of shares cancelled in the 24
       months does not exceed 10% of the share capital;
       Authority expires at the end of 24months ;
       the present delegation cancels and replaces
       the delegation given by the EGM of 12 MAY 2004;
       and authorize the Executive Committee to take
       all necessary measures and accomplish all necessary
       formalities

11.    Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of the present to
       accomplish all formalities and registrations
       prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 L'OREAL S.A., PARIS                                                                         Agenda Number:  700665271
--------------------------------------------------------------------------------------------------------------------------
        Security:  F58149133
    Meeting Type:  MIX
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  FR0000120321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors
       and the financial statements and the balance
       sheet for the year 2004; the non-deductible
       fees and expenses as well as the corresponding
       tax

O.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the FYE December 2004

O.3    Approve to appropriate the profits as follows:            Mgmt          For                            *
       profits for the FY : EUR 1,230,100,216.83;
       global dividend: EUR 6,760,621.60; allocation
       of a supradividend: EUR 547,610,349.60; other
       reserves: EUR 675,729,245.63; the shareholders
       will receive a net dividend of EUR 0.82 per
       share; this dividend will be paid 11 MAY 2005;
       the amount of EUR 4,987,500.00 representing
       the outstanding tax will be charged to the
       other reserves account

O.4    Receive the special report of the Auditors on             Mgmt          For                            *
       agreements governed by Article L.225-38 of
       the French Commercial Code, and the said report
       and the agreements referred to therein

O.5    Approve to renew the term of office of Mrs.               Mgmt          For                            *
       Francoise Bettencourt Meyers as a Director
       for a period of 4 years

O.6    Approve to renew the term of office of Mr. M.             Mgmt          For                            *
       Peter Brabeck-Letmathe as a Director for a
       period of 4 years

O.7    Approve to renew the term of office of Mr. M.             Mgmt          For                            *
       Jean-Pierre Meyers as a Director for a period
       of 4 years

O.8    Appoint Mr. Werner Bauer as a Director for a              Mgmt          For                            *
       period of 4 years

O.9    Appoint Mr. M. Louis Schweitzer as a Director             Mgmt          For                            *
       for a period of 4 years

O.10   Approve to award total annual fees of EUR 1,100,000.00    Mgmt          For                            *
       to the Board of Directors

O.11   Authorize the Board of Directors to buy back              Mgmt          For                            *
       the Company s shares on the open market, as
       per the following conditions: maximum purchase
       price: EUR 95.00, maximum number of shares
       that may be acquired: 10% of the number of
       shares comprising the Company s capital;  Authority
       expire after 18 months ; and to take all necessary
       measures and accomplish all necessary formalities

E.12   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       to any and all existing authority, in order
       to increase the share capital, in 1 or more
       transactions and at its sole discretion by
       a maximum nominal amount of EUR 200,000,000.00
       by way of issuing Company s ordinary shares,
       or by way of capitalizing retained earnings,
       income or additional paid-in capital or any
       other capitalizable items, to be carried out
       through the issue of bonus shares or the raise
       of the par value of the existing shares; to
       increase the number of shares to be issued,
       provided that it does not exceed 15% of the
       initial issue;  Authority expire after 26 months
       ;

E.13   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in 1 or more transactions,
       at its sole discretion, in favour of the Company
       and its subsidiaries  employees who are Members
       of a Company Savings Plan;  Authority expires
       after 26 months ; and for an amount, which
       shall not exceed 1% of the capital  with a
       maximum amount of EUR 1,352,124.00 by way of
       issuing 6,760,621 new actions ; and to take
       all necessary measures and accomplish all necessary
       formalities

O.14   Authorize the Board of Directors to proceed               Mgmt          For                            *
       with the free allocation of Company s existing
       shares or to be issued, it being provided that
       it does not exceed 6% and 2% of the number
       of shares comprising the share capital;  Authority
       expires after 15 months ; and to take all necessary
       measures and accomplish all necessary formalities

O.15   Amend the Article of Association Number 12 aiming         Mgmt          For                            *
       at making easier the access requirements of
       the bearer shareholders to general meetings

O.16   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by law

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:     Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 LANXESS AG                                                                                  Agenda Number:  700721384
--------------------------------------------------------------------------------------------------------------------------
        Security:  D5032B102
    Meeting Type:  OGM
    Meeting Date:  16-Jun-2005
          Ticker:
            ISIN:  DE0005470405
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 217283. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

1.     Receive the financial statements and annual               Mgmt          For                            *
       report for the 2004 FY with the report of the
       Supervisory Board and the report on the combined
       financial statements

2.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

3.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

4.1    Elect Dr. Friedrich Janssen as a member to the            Mgmt          For                            *
       Supervisory Board

4.2    Elect Dr. Juergen F. Kammer as a Member to the            Mgmt          For                            *
       Supervisory Board

4.3    Elect Mr. Robert J. Koehler as a Member to the            Mgmt          For                            *
       Supervisory Board

4.4    Elect Mr. Rainer Laufs as a Member to the Supervisory     Mgmt          For                            *
       Board

4.5    Elect Mr. Lutz Lingnau as a Member to the Supervisory     Mgmt          For                            *
       Board

4.6    Elect Prof. h.c. (CHN) Dr. Ulrich Middelmann              Mgmt          For                            *
       as a Member to the Supervisory Board

4.7    Elect Dr. Sieghardt Rometsch as a Member to               Mgmt          For                            *
       the Supervisory Board

4.8    Elect Dr. Rolf Stomberg as a Member to the Supervisory    Mgmt          For                            *
       Board

5.     Approve the modification of the bond terms in             Mgmt          For                            *
       connection with the issue of bonds to Bayer
       AG, and the creation of contingent capital,
       as follows: the share capital shall be increased
       by up to EUR 20,000,000 through the issue of
       up to 20,000,000 new bearer no-par shares,
       insofar as convertible rights arising from
       the bonds issued to Bayer AG within the scope
       of the authorization given by the shareholders'
       meeting of 15 SEP 2004, are exercised

6.     Amend the Articles of Association in connection           Mgmt          For                            *
       with the new German Law on Corporate Integrity
       and Modernization of the Right to Set Aside
       Resolutions of Shareholders' Meetings, as follows:
       Section 14, regarding shareholders' meetings
       being convened no later than 30 days prior
       to the day by which shareholders are required
       to register to attend the shareholders' meeting;
       Section 15, regarding shareholders intending
       to attend the shareholders' meeting being obliged
       to register 7 days prior to the shareholders'
       meeting and to provide a proof  in German or
       English  of their entitlement to attend the
       shareholders' meeting and to exercise their
       voting rights

7.     Approve the Control and Profit Transfer Agreement         Mgmt          For                            *
       with the Company's wholly-owned subsidiary
       Lanxess Deutschland GmbH, effective retroactively
       from 01 JAN 2005, until at least 31 DEC 2010

8.     Appoint PwC Deutsche Revision AG, Frankfurt               Mgmt          For                            *
       as the Auditors for the 2005 FY




--------------------------------------------------------------------------------------------------------------------------
 LG ELECTRONICS INC                                                                          Agenda Number:  700647247
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275H177
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7066570003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements expected cash            Mgmt          No Action                      *
       dividend on LG Electronics  ordinary shares
       : KRW 1,500 and expected cash dividend on LG
       Electronics  preferred shares : KRW 1,550

2.     Approve the partial amendment to the Articles             Mgmt          No Action                      *
       of Incorporation

3.     Elect the Directors                                       Mgmt          No Action                      *

4.     Approve the limit of remuneration for the Directors       Mgmt          No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 LG PHILIPS LCD CO LTD                                                                       Agenda Number:  700636408
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5255T100
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2005
          Ticker:
            ISIN:  KR7034220004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements                          Mgmt          For                            *

2.     Approve the partial amendment to the Articles             Mgmt          For                            *
       of Incorporation

3.     Elect the Directors                                       Mgmt          For                            *

4.     Elect the Audit Committee Members                         Mgmt          For                            *

5.     Approve the remuneration limit for the Directors          Mgmt          For                            *

6.     Amend the Retirement Benefit Plan for the Directors       Mgmt          For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO THE            Non-Voting    No vote
       REVISED WORDINGS IN RESOLUTION 5. IF YOU HAVE
       ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS.  THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 LI & FUNG LTD                                                                               Agenda Number:  700695476
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5485F144
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  BMG5485F1445
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited consolidated accounts       Mgmt          For                            *
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2004

2.     Declare a final dividend of 30 HK cents per               Mgmt          For                            *
       share and a special dividend of 25 HK cents
       per share in respect of the YE 31 DEC 2004

3.a    Re-elect Dr. Victor Fung Kwok King as a Non-executive     Mgmt          For                            *
       Director

3.b    Re-elect Dr. William Fung Kwok Lun as a Executive         Mgmt          For                            *
       Director

3.c    Re-elect Mr. Allan Wong Chi Yun as an Independent         Mgmt          For                            *
       Non-Executive Director

3.d    Re-elect Mr. Makoto Yasuda as an Independent              Mgmt          For                            *
       Non-Executive Director

3.e    Re-elect Mr. Lau Butt Farn as a Non-Executive             Mgmt          For                            *
       Director

3.f    Re-elect Mr. Bruce Philip Rockowitz as an Executive       Mgmt          For                            *
       Director

4.     Approve that the remuneration of all the Directors        Mgmt          For                            *
       including the Non-executive Directors  and
       the Chairman of the Board of Directors shall
       be fixed at HKD 80,000 and HKD 200,000 respectively
       for the year ending 31 DEC 2005 and each subsequent
       FY until the Company in general meeting otherwise
       determines; and additional remuneration shall
       be payable to the Non-executive Directors who
       serve on the Board committees of the Company
       and such remuneration be fixed at the levels
       as specified for the year ending 31 DEC 2005
       and each subsequent FY until the Company in
       general meeting otherwise determines

5.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *
       and authorize the Board of Directors to fix
       their remuneration

6.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares of the Company during the relevant period,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognised for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on Share Repurchases;  Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM is to be held by
       law

7.     Authorize the Directors of the Company to allot,          Mgmt          Abstain                        *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, a) not exceeding 20% of the
       aggregate nominal amount of the issued share
       capital of the Company on the date of this
       resolution; plus b) the nominal amount of share
       capital repurchased by the Company subsequent
       to the passing of this resolution  up to a
       maximum equivalent to 10% of the aggregate
       nominal amount of the issued share capital
       of the Company on the date of this resolution
       , otherwise than pursuant to: i) a rights issue;
       or ii) the exercise of any share option scheme
       adopted by the Company; or iii) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       law

8.     Authorize the Directors of the Company to exercise        Mgmt          Abstain                        *
       the powers of the Company referred to Resolution
       7, as specified, in respect of the share capital
       of the Company referred to such resolution




--------------------------------------------------------------------------------------------------------------------------
 LLOYDS TSB GROUP PLC                                                                        Agenda Number:  700682378
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5542W106
    Meeting Type:  OGM
    Meeting Date:  05-May-2005
          Ticker:
            ISIN:  GB0008706128
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and the reports of the               Mgmt          For                            *
       Directors and of the Auditors for the YE 31
       DEC 2004

2.     Approve the Directors  remuneration report contained      Mgmt          For                            *
       in the report and accounts

3.a    Elect Sir Julian Horn-Smith as a Director, who            Mgmt          For                            *
       retires under Article 79 of the Company s Articles
       of Association

3.b    Elect Mr. G.T. Tate as a Director, who retires            Mgmt          For                            *
       under Article 79 of the Company s Articles
       of Association

4.a    Re-elect Mr. G.J.N Gemmell as a Director, who             Mgmt          For                            *
       retires under Article 82 of the Company s Articles
       of Association

4.b    Re-elect Mr. M. E. Fairey as a Director, who              Mgmt          For                            *
       retires under Article 82 of the Company s Articles
       of Association

4.c    Re-elect Dr. D.S. Julius as a Director, who               Mgmt          For                            *
       retires under Article 82 of the Company s Articles
       of Association

5.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors

6.     Authorize the Directors to set the remuneration           Mgmt          For                            *
       of the Auditors

7.     Approve to renew the authority conferred on               Mgmt          For                            *
       the Directors by Paragraph 9.2 of the Article
       9 of the Company s Articles of Association,
       for the period ending on the day of the AGM
       in 2006 or on 04 AUG 2006, whichever is earlier,
       and for that period the Section 80 amount shall
       be GBP 40,000,000 USD 40,000,000, EUR 40,000,000
       and JPY 1,250,000,000

S.8.   Approve to renew the authority conferred on               Mgmt          For                            *
       the Directors, subject to the passing of Resolution
       7, by Paragraph 9.3 of the Article 9 of the
       Company s Articles of Association and for that
       period the Section 89 amount shall be GBP 70,942,899

S.9.   Approve to renew the authority given to the               Mgmt          For                            *
       Company, to make market purchases  Section
       163 of the Companies Act 1985  of up to 567
       million ordinary shares of 25p each in the
       capital of the Company, at a minimum price
       of 25p and up to 105% of the average middle
       market quotations for such shares derived from
       the stock exchange daily official list, over
       the previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company in 20066 or 04 NOV 2005 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BANKING BHD MAYBANK                                                                 Agenda Number:  700573860
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  11-Aug-2004
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that, conditional upon the passing of             Mgmt          No Action                      *
       Resolutions S.13 and S.14 hereunder, approvals
       from the shareholders of Maybank and any other
       relevant authorities being obtained including
       approval in-principle from Bursa Malaysia Securities
       Berhad  Bursa Securities) for the listing of
       and quotation for the new ordinary shares of
       MYR 1.00 each   Shares   to be issued pursuant
       to the exercise of the options under the share
       option scheme for eligible employees and eligible
       Directors of the Company and its subsidiaries
       Maybank Group  or  Group  )  Scheme  , the
       Directors of the Company be and are hereby
       authorised: i) to establish and administer
       the Scheme in accordance with the By-Laws referred
       to in Appendix I of the Circular to Shareholders
       dated 20 JUL 2004 but subject to such amendments
       to the Scheme as may be made or required by
       the relevant authorities including any revision
       to the share allocation to eligible employees
       as may be determined by the relevant authorities
       and acceptable to the Directors; ii) from time
       to time to issue and allot such number of Shares
       in the Company to eligible employees and eligible
       directors of the Group pursuant to their exercise
       of the options under the Scheme, provided that
       the aggregate number of Shares issued pursuant
       to the Scheme, and at any point after a share
       buy-back, does not exceed 15% of the issued
       and paid-up ordinary share capital of Maybank
       at any point in time during the existence of
       the Scheme and that the said Shares will, upon
       allotment, rank pari passu in all respects
       with the existing Shares except that the new
       Shares so issued will not rank for any dividends
       or other distribution declared, made or paid
       to shareholders prior to the date of allotment
       of such new Shares and will be subject to all
       the provisions of the Articles of Association
       of Maybank relating to transfer, transmission
       and otherwise; iii) to make the necessary applications
       to Bursa Securities and take whatever necessary
       actions at the appropriate time or times for
       permission to deal in and for quotation of
       the new Shares of the Company which may from
       time to time be issued and allotted pursuant
       to the Scheme; and iv) to modify and/or amend
       the Scheme from time to time provided that
       such modifications and/or amendments are effected
       in accordance with the provisions of the By-Laws
       of the Scheme relating to modifications and/or
       amendments and to do all such acts and to enter
       into all such transactions, arrangements and
       agreements as may be necessary or expedient
       in order to give  full effect to the Scheme;
       and that the Directors be and are hereby further
       authorized to give effect to the Scheme with
       full power to assent to any modifications and/or
       amendments in any manner as may be required
       or permitted by the relevant authorities

2.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Tan Sri Mohamed
       Basir Bin Ahmad, the Chairman of the Company,
       to subscribe for a maximum of 650,000 new Shares
       in the Company pursuant to the Scheme, subject
       always to such terms and conditions and/or
       any adjustments which may be made in accordance
       with the By-Laws governing and constituting
       the Scheme and the Board of Directors ( Board
       ) be and is hereby authorised to allot and
       issue from time to time such number of new
       Shares in the Company to Mr. Tan Sri Mohamed
       Basir bin Ahmad pursuant to his exercise of
       Options under the Scheme

3.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1 above,  options to Mr. Dato  Richard
       Ho Ung Hun, the Vice-Chairman of the Company,
       to subscribe for a maximum of 705,000 new Shares
       in the Company pursuant to the Scheme, subject
       always to such terms and conditions and/or
       any adjustments which may be made in accordance
       with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Dato  Richard
       Ho Ung Hun pursuant to his exercise of Options
       under the Scheme

4.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Datuk Amirsham
       A. Aziz,  the President and Chief Executive
       Officer of the Company, to subscribe for a
       maximum of 1,730,000 new Shares in the Company
       pursuant to the Scheme, subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Datuk Amirsham
       A Aziz pursuant to his exercise of Options
       under the Scheme

5.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Raja Tan Sri Muhammad
       Alias bin Raja Muhd. Ali, the Non-Executive
       Director of the Company, to subscribe for a
       maximum of 675,000 new Shares in the Company
       pursuant to the Scheme, subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Raja Tan Sri
       Muhammad Alias bin Raja Muhd. Ali pursuant
       to his exercise of Options under the Scheme

6.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Mohammad Bin Abdullah,
       the Non-Executive Director of the Company,
       to subscribe for a maximum of 555,000 new Shares
       in the Company pursuant to the Scheme, subject
       always to such terms and conditions and/or
       any adjustments which may be made in accordance
       with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Mohammad
       bin Abdullah pursuant to his exercise of Options
       under the Scheme

7.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1,  options to Mr. Tuan Haji Mohd.
       Hashir bin Haji Abdullah, the Non-Executive
       Director of the Company, to subscribe for a
       maximum of 515,000 new Shares in the Company
       pursuant to the Scheme, subject always to such
       terms and conditions and/or any adjustments
       which may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Tuan Haji
       Mohd. Hashir bin Haji Abdullah pursuant to
       his exercise of Options under the Scheme

8.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Teh Soon Poh,
       the Non-Executive Director of the Company,
       to subscribe for a maximum of 495,000 new Shares
       in the Company pursuant to the Scheme, subject
       always to such terms and conditions and/or
       any adjustments which may be made in accordance
       with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Teh Soon
       Poh pursuant to his exercise of Options under
       the Scheme

9.     Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1,  options to Mr. Datuk Haji Abdul
       Rahman bin Mohd. Ramli, the Non-Executive Director
       of the Company, to subscribe for a maximum
       of 455,000 new Shares in the Company pursuant
       to the Scheme, subject always to such terms
       and conditions and/or any adjustments which
       may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Datuk Haji
       Abdul Rahman bin Mohd. Ramli pursuant to his
       exercise of Options under the Scheme

10.    Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Dato  Mohammed
       Hussein, the Deputy President of the Company,
       to subscribe for a maximum of 1,170,000 new
       Shares in the Company pursuant to the Scheme,
       subject always to such terms and conditions
       and/or any adjustments which may be made in
       accordance with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Dato  Mohammed
       Hussein pursuant to his exercise of Options
       under the Scheme

11.    Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1, options to Mr. Hooi Lai Hoong,
       the Deputy President of the Company, to subscribe
       for a maximum of 1,170,000 new Shares in the
       Company pursuant to the Scheme, subject always
       to such terms and conditions and/or any adjustments
       which may be made in accordance with the By-Laws
       governing and constituting the Scheme and the
       Board be and is hereby authorised to allot
       and issue from time to time such number of
       new Shares in the Company to Mr. Hooi Lai Hoong
       pursuant to her exercise of Options under the
       Scheme

12.    Grant, conditional upon the passing of Ordinary           Mgmt          No Action                      *
       Resolution 1,   options to Mr. Tunku Alizakri
       bin Raja Muhammad Alias, a person connected
       with Mr. Raja Tan Sri Muhammad Alias bin Raja
       Muhd. Ali, a Non-Executive Director of the
       Company, to subscribe for a maximum of 155,000
       new Shares in the Company pursuant to the Scheme,
       subject always to such terms and conditions
       and/or any adjustments which may be made in
       accordance with the By-Laws governing and constituting
       the Scheme and the Board be and is hereby authorised
       to allot and issue from time to time such number
       of new Shares in the Company to Mr. Tunku Alizakri
       bin Raja Muhammad Alias pursuant to his exercise
       of Options under the Scheme

S.13   Approve to  increase the authorized share capital         Mgmt          No Action                      *
       of the Company be increased from Ringgit Malaysia
       Four Billion (MYR 4,000,000,000) comprising
       Four Billion (4,000,000,000) ordinary shares
       of Ringgit Malaysia One (MYR 1.00) each to
       Ringgit Malaysia Ten Billion (MYR 10,000,000,000)
       comprising Ten Billion (10,000,000,000) ordinary
       shares of Ringgit Malaysia One (MYR 1.00) each
       by the creation of an additional Six Billion
       (6,000,000,000) new ordinary shares of Ringgit
       Malaysia One (MYR1.00) each

S.14   Amend the Clause 5 of the Memorandum of Association,      Mgmt          No Action                      *
       Articles 3(1) and 6(3) of the Articles of Association
       of Maybank

S.15   Amend Articles 118 and 119 of the Articles of             Mgmt          No Action                      *
       Association of Maybank




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BANKING BHD MAYBANK                                                                 Agenda Number:  700592163
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  AGM
    Meeting Date:  11-Oct-2004
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the reports of the Directors, the Auditors        Mgmt          For                            *
       and the audited financial statements for the
       FYE 30 JUN 2004

2.     Declare a final dividend of 25 sen per share              Mgmt          For                            *
       less 28% income tax for the FYE 30 JUN 2004
       as recommended by the Board

3.     Re-elect Mr. Tuan Haji Mohd Hashir bin Hj Abdullah        Mgmt          For                            *
       as a Director, who retires by rotation in accordance
       with Articles 96 and 97  of the Articles of
       Association of the Company

4.     Re-elect Mr. Teh Soon Poh as a Director, who              Mgmt          For                            *
       retires by rotation in accordance with Articles
       96 and 97 of the Articles of Association of
       the Company

5.     Re-elect Mr. Dato  Mohammed Hussein as a Director,        Mgmt          For                            *
       who retires by rotation in accordance with
       Articles 96 and 97 of the Articles of Association
       of the Company

6.     Re-elect Mr. Datuk Megat Zaharuddin bin Megat             Mgmt          For                            *
       Mohd Nor as a Director, who retires in accordance
       with Article 100 of the Articles of Association
       of the Company

7.     Re-elect Mr. Md Agil bin Mohd Natt as a Director,         Mgmt          For                            *
       who retires in accordance with Article 100
       of the Articles of Association of the Company

8.     Re-appoint Mr. Dato  Richard Ho Ung Hun as a              Mgmt          For                            *
       Director until the next AGM, who retires in
       accordance with Section 129 of the Companies
       Act, 1965

9.     Re-appoint Mr. Raja Tan Sri Muhammad Alias bin            Mgmt          For                            *
       Raj a Muhd. Ali as a Director until the next
       AGM, who retires in accordance with Section
       129 of the Companies Act, 1965

10.    Approve the Directors  fees of MYR 656,830.62             Mgmt          For                            *
       in respect of the FYE 30 JUN 2004

11.    Re-appoint Messrs. Ernst & Young as the Auditors          Mgmt          For                            *
       of Maybank until the conclusion of the next
       AGM and authorize the Board to fix their remuneration

12.    Authorize the Directors, pursuant to Section              Mgmt          Against                        *
       132D of the Companies Act, 1965 to issue shares
       in the Company, until the conclusion of the
       next AGM and upon such terms and conditions
       and for such purposes and to such persons as
       the Directors may in their absolute discretion
       deem fit; and the aggregate number of shares
       to be issued does not exceed 10% of the issued
       share capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 MARUBENI CORP                                                                               Agenda Number:  700736448
--------------------------------------------------------------------------------------------------------------------------
        Security:  J39788138
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  JP3877600001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits                          Mgmt          For                            *

2.     Transfer a portion of the Additional Paid-in              Mgmt          For                            *
       Capital to the Other Capital Surplus

3.     Amend the Articles of Incorporation                       Mgmt          For                            *

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

4.3    Elect a Director                                          Mgmt          For                            *

4.4    Elect a Director                                          Mgmt          For                            *

4.5    Elect a Director                                          Mgmt          For                            *

4.6    Elect a Director                                          Mgmt          For                            *

4.7    Elect a Director                                          Mgmt          For                            *

4.8    Elect a Director                                          Mgmt          For                            *

4.9    Elect a Director                                          Mgmt          For                            *

4.10   Elect a Director                                          Mgmt          For                            *

4.11   Elect a Director                                          Mgmt          For                            *

4.12   Elect a Director                                          Mgmt          For                            *

5.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5.2    Appoint a Corporate Auditor                               Mgmt          For                            *

6.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Officers

7.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 MARUI CO LTD                                                                                Agenda Number:  700764803
--------------------------------------------------------------------------------------------------------------------------
        Security:  J40089104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3870400003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit appropriation for No.69 term:          Mgmt          For                            *
       dividends for the current term has been proposed
       as JPY 22 per share

2.     Amend the Company s Articles of Incorporation             Mgmt          For                            *

3.1    Elect Mr. Tadao Aoi as a Director                         Mgmt          For                            *

3.2    Elect Mr. Hiroshi Aoi as a Director                       Mgmt          For                            *

3.3    Elect Mr. Yoneaki Sakai as a Director                     Mgmt          For                            *

3.4    Elect Mr. Shigeru Oomori as a Director                    Mgmt          For                            *

3.5    Elect Mr. Yutaka Yoshimi as a Director                    Mgmt          For                            *

3.6    Elect Mr. Kyoujirou Kitade as a Director                  Mgmt          For                            *

3.7    Elect Mr. Yuuji Kawashita as a Director                   Mgmt          For                            *

3.8    Elect Mr. Hiroshi Yokoyama as a Director                  Mgmt          For                            *

3.9    Elect Mr. Akira Ino as a Director                         Mgmt          For                            *

3.10   Elect Mr. Motohiko Satou as a Director                    Mgmt          For                            *

4.     Approve to give free share subscription rights            Mgmt          For                            *
       to the Directors, Statutory Auditors, Executive
       Advisers, Advisers and employees of the Company
       and its subsidiaries as stock option in accordance
       with Commercial Code 280-20 and 280-21




--------------------------------------------------------------------------------------------------------------------------
 MATSUSHITA ELECTRIC WORKS LTD                                                               Agenda Number:  700638779
--------------------------------------------------------------------------------------------------------------------------
        Security:  J41207119
    Meeting Type:  AGM
    Meeting Date:  18-Feb-2005
          Ticker:
            ISIN:  JP3867600003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit appropriation for No.98 Term:          Mgmt          For                            *
       dividends for the current term has been proposed
       as JPY 7.50 per share  JPY 13.75 on a yearly
       basis

2.     Approve the partial amendments to the Company             Mgmt          For                            *
       s Articles of Incorporation: the FYE reporting
       shall be changed to 31 MAR; the Company has
       proposed to add to the list of its objectives
       in an attempt to diversify its overall business
       operations

3.1    Elect Mr. Kouichi Hatanaka as a Director                  Mgmt          For                            *

3.2    Elect Mr. Ryuusuke Fujiyama as a Director                 Mgmt          For                            *

3.3    Elect Mr. Akio Tsukiyama as a Director                    Mgmt          For                            *

3.4    Elect Mr. Hiroshi Hayashi as a Director                   Mgmt          For                            *

3.5    Elect Mr. Tatsuya Teraoka as a Director                   Mgmt          For                            *

3.6    Elect Mr. Takao Shamoto as a Director                     Mgmt          For                            *

3.7    Elect Mr. Takeshi Ishikawa as a Director                  Mgmt          For                            *

3.8    Elect Mr. Yasukazu Seino as a Director                    Mgmt          For                            *

3.9    Elect Mr. Junji Nomura as a Director                      Mgmt          For                            *

3.10   Elect Mr. Hiroshi Kikuchi as a Director                   Mgmt          For                            *

3.11   Elect Mr. Hideki Yamamoto as a Director                   Mgmt          For                            *

3.12   Elect Mr. Takuma Yamamoto as a Director                   Mgmt          For                            *

3.13   Elect Mr. Kazuo Toda as a Director                        Mgmt          For                            *

3.14   Elect Mr. Masayoshi Hikoso as a Director                  Mgmt          For                            *

3.15   Elect Mr. Mitsuji Yuzuyama as a Director                  Mgmt          For                            *

4.1    Grant retirement allowances to the retired Director       Mgmt          For                            *
       Mr. Kazushige Nishida, according to the Company
       Rule

4.2    Grant retirement allowances to the retired Director       Mgmt          For                            *
       Mr. Toshio Tanabe, according to the Company
       Rule




--------------------------------------------------------------------------------------------------------------------------
 MATSUSHITA ELECTRIC WORKS LTD                                                               Agenda Number:  700745752
--------------------------------------------------------------------------------------------------------------------------
        Security:  J41207119
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  JP3867600003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   0, Final
       JY 5, Special JY 0

2.1    Elect Director                                            Mgmt          For                            *

2.2    Elect Director                                            Mgmt          For                            *

2.3    Elect Director                                            Mgmt          For                            *

2.4    Elect Director                                            Mgmt          For                            *

2.5    Elect Director                                            Mgmt          For                            *

2.6    Elect Director                                            Mgmt          For                            *

2.7    Elect Director                                            Mgmt          For                            *

2.8    Elect Director                                            Mgmt          For                            *

2.9    Elect Director                                            Mgmt          For                            *

2.10   Elect Director                                            Mgmt          For                            *

2.11   Elect Director                                            Mgmt          For                            *

2.12   Elect Director                                            Mgmt          For                            *

2.13   Elect Director                                            Mgmt          For                            *

2.14   Elect Director                                            Mgmt          For                            *

2.15   Elect Director                                            Mgmt          For                            *

3      Approve Retirement Bonuses for Directors                  Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700737010
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the Directors  report and the financial           Non-Voting    No vote
       statements for the FYE 31 DEC 2004 and the
       Auditors  report thereon

1.     Declare the following final dividends for the             Mgmt          For                            *
       FYE 31 DEC 2004: i) 10.00 sen per ordinary
       share, tax exempt; and ii) 8.33 sen per ordinary
       share less Malaysian Income Tax at 28%

2.     Re-elect Mr. Y. Bhg. Dato  Jamaludin bin Ibrahim          Mgmt          For                            *
       as a Director who retires by rotation pursuant
       to Article 114 of the Company s Articles of
       Association

3.     Re-elect Mr. Encik Augustus Ralph Marshall as             Mgmt          For                            *
       a Director who retires by rotation pursuant
       to Article 114 of the Company s Articles of
       Association

4.     Re-elect Encik Chan Chee Beng as a Director               Mgmt          For                            *
       who retires pursuant to Article 121 of the
       Company s Articles of Association

5.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            *
       the Auditors of the Company and authorise the
       Directors to fix their remuneration

6.     Authorize the Directors, pursuant to Section              Mgmt          For                            *
       132D of the Companies Act, 1965, to issue shares
       in the Company at any time and upon such terms
       and conditions and for such purposes as the
       Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued share capital of the Company
       for the time being, subject always to the approval
       of all the relevant regulatory bodies, if required,
       being obtained for such allotment and issue;
       Authority expires at the conclusion of the
       next AGM




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700740017
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  EGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) MEASAT
       Broadcast Network Systems Sdn Bhd; ii) Multimedia
       Interactive Technologies Sdn Bhd; and iii)
       Airtime Management and Programming Sdn Bhd
       as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

2.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) SRG
       Asia Pacific Sdn Bhd; and ii) UT Hospitality
       Services Sdn Bhd   formerly known as Kiara
       Samudra Sdn Bhd ; and iii) Bonus Kad Loyalty
       Sdn Bhd as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as may be allowed pursuant to
       Section 143(2) of the Companies Act 1965 ;
       and authorize the Director of the Company to
       complete and do all such acts and things  including
       executing all such documents as required  as
       they consider expedient or necessary to give
       effect to this resolution

3.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with MEASAT
       Satellite Systems Sdn Bhd  formerly known as
       Binariang Satellite Systems Sdn Bhd  as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favorable
       to MEASAT Satellite Systems Sdn BHD  formerly
       known as Binariang Satellite Systems Sdn Bhd
       than those generally available to the public
       and are not detrimental to the minority shareholders
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is required to be held pursuant
       to Section 143(1) of the Companies Act, 1965
       but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Companies Act 1965 ; and authorize the
       Director of the Company to complete and do
       all such acts and things  including executing
       all such documents as required  as they consider
       expedient or necessary to give effect to this
       resolution

4.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) TGV
       Cinemas Sdn Bhd   formerly known as Tanjong
       Golden Village Sdn Bhd ; ii) Pan Malaysian
       Pools Sdn Bhd; and iii) Tanjong City Centre
       Property Management Sdn Bhd as specified, provided
       that such transactions are necessary for the
       day-to-day operations of the Company and its
       subsidiaries and are carried out in the ordinary
       course of business on normal commercial terms
       and on terms which are not more favorable to
       the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

5.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with: i) Oakwood
       Sdn Bhd; ii) AmProperty Trust Management Bhd;
       and iii) AmProperty Holdings Sdn Bhd; iv) AmFinance
       Berhad; v) Resorts World Berhad Genting Hignlands
       Berhad, Genting Golf Course Berhad, Resorts
       Facilities Services Sdn Bhd; vi) Asiatic Land
       Developemnt Sdn Bhd; vii) Genting Sanyen Industrial
       Paper Sdn Bhd; and viii) Asiatic Development
       Berhad as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favorable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

6.     Authorize the Company and its subsidiaries,               Mgmt          For                            *
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with HeiTech
       Padu Berhad as specified, provided that such
       transactions are necessary for the day-to-day
       operations of the Company and its subsidiaries
       and are carried out in the ordinary course
       of business on normal commercial terms and
       on terms which are not more favorable to the
       parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965  but shall not extend to
       such extension as allowed pursuant to Section
       143(2) of the Companies Act, 1965 ; and authorize
       the Director of the Company to complete and
       do all such acts and things  including executing
       all such documents as required  as they may
       consider expedient or necessary to give effect
       to this resolution

7.     Authorize the Board of Directors, at any time,            Mgmt          For                            *
       and from time to time during the period commencing
       from the date on which this resolution is passed
       the approval date , to offer and grant to
       Mr. Dato  Jamaludin bin Ibrahim, the Chief
       Executive officer and an Executive Directors
       of the Company, in accordance with and subject
       to the Provisions of the Bye-Laws governing
       the Company s Employee Share option Scheme
       ESOS  and the terms of the Contract of service
       between the Company and Mr. Dato  Jamaludin
       bin Ibrahim, option or options to subscribe
       for up to a maximum of 1,000,000 ordinary shares
       of MYR 0.10 each in the Company available under
       the ESOS;  Authority expires the earlier of
       the conclusion of the AGM of the Company commencing
       next after the approval date or the expiration
       of the period within which the next AGM of
       the Company is required by law to be held




--------------------------------------------------------------------------------------------------------------------------
 MEDIASET SPA                                                                                Agenda Number:  700677202
--------------------------------------------------------------------------------------------------------------------------
        Security:  T6688Q107
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  IT0001063210
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       29 APR 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU.

1.     Approve the balance sheet report and consolidated         Mgmt          For                            *
       balance sheet report as of 31 DEC 2004, the
       Board of Directors  Management report, Internal
       Auditors  report; resolutions related thereto

2.     Authorize the Board of Directors to buy and               Mgmt          For                            *
       sell own shares; consequent resolutions

3.     Appoint External Auditors in order to audit               Mgmt          For                            *
       the balance sheet and the consolidated balance
       sheets reports and in order to audit the half-yearly
       report for the three years term 2005/2007

4.     Appoint the Internal Auditors and their Chairman;         Mgmt          For                            *
       and approve to state their emoluments




--------------------------------------------------------------------------------------------------------------------------
 MEDIATEK INCORPORATION                                                                      Agenda Number:  700737678
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5945U103
    Meeting Type:  AGM
    Meeting Date:  13-Jun-2005
          Ticker:
            ISIN:  TW0002454006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 224707 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Approve the report on business operating results          Mgmt          For                            *
       for 2004

1.2    Approve to rectify the financial statements               Mgmt          For                            *
       of 2004 by Company Supervisors

1.3    Approve the report on the status of the buyback           Mgmt          For                            *
       of treasury stocks

2.1    Approve the reports and financial statements              Mgmt          For                            *
       for 2004

2.2    Approve the distribution of profits of 2004;              Mgmt          For                            *
       cash dividend: TWD 10 per share; stock dividend:
       100 shares for 1,000 shares held from retained
       earnings subject to 20% withholding tax

3.1    Approve to issue new shares from distribution             Mgmt          Abstain                        *
       of profits and employees bonus

3.2    Amend the Articles of Incorporation                       Mgmt          Abstain                        *

3.3    Elect Mr. Ching Jiang, Hsieh / ID No. 11 as               Mgmt          For                            *
       a Director

3.4    Approve to allowing Directors to hold responsibilities    Mgmt          Against                        *
       with competitors

4.     Extraordinary motions                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 METRO AG, DUESSELDORF                                                                       Agenda Number:  700684651
--------------------------------------------------------------------------------------------------------------------------
        Security:  D53968125
    Meeting Type:  OGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  DE0007257503
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the FY 2004 with the report of the
       Supervisory Board, the Group financial statements
       and the Group annual report, as well as the
       resolution on the appropriation of the distribution
       profit of EUR 355,960,934.62 shall be appropriated
       as follows: payment of a dividend of EUR 1.02
       per ordinary share and EUR 1.122 per preferred
       share EUR 22,364,502.51 shall be carried forward
       ex-dividend and the payable date 19 MAY 2005

2.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

3.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

4.     Elect the auditor for the fiscal year 2005;               Mgmt          For                            *
       In light of the increasing international expansion
       of the METRO Group, the Supervisory Board
       intends to propose a change of the auditor
       to the Annual General Meeting. In preparation
       for this change, a joint audit by the prospective
       and the current auditor shall be carried out
       for the fiscal year 2005. The Supervisory Board
       therefore proposes to elect KPMG Deutsche Treuhand-Gesellschaft
       Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
       Berlin and Frankfurt/Main, and Fasselt & Partner
       Wirtschaftsprufungsgesellschaft, Duisburg,
       jointly as auditors for the fiscal year 2005,
       with the requirement to jointly audit and to
       jointly issue audit certificates, although
       each auditor may carry out sole audits and
       issue sole audit certificates in case the other
       auditor should drop out for a  reason for which
       the company is not responsible.

5.     Elect the Supervisory Board                               Mgmt          For                            *

6.     Authorize the Company to acquire own shares               Mgmt          For                            *
       of up to 10% of its share capital, at a price
       differing neither more than 5% ; from the market
       price of the shares if they are acquired through
       the stock exchange, nor more than 20%; if they
       are acquired by way of a repurchase offer,
       on or before 18 NOV 2006; authorize the Board
       of Managing Directors to float the shares on
       the foreign stock exchange, to use the shares
       in connection with the mergers and acquisitions,
       to dispose of the shares in a manner other
       than the stock exchange or an offer to all
       share holders if the shares are sold at a price
       not materially below the market price of the
       identical shares, to use the shares for the
       fulfillment of option or convened rights, and
       within the scope of the Company execution stock
       option plan

7.     Amend the Articles of association in connection           Mgmt          For                            *
       with the new German Law on Corporate integrity
       and the modernization on the right to set aside
       resolutions of shareholders meetings as follows:
       Section 15(2), shareholders' meeting being
       published in the Electronic Federal Gazette
       no later than 30 days prior to the day by which
       shareholders are required to register to attend
       the shareholders meeting, Section 16(1)1 and
       16(2) shareholders intending to attend the
       shareholders' meeting being obliged to register
       7 day prior to the shareholders' meeting and
       to provide a proof  in German or English  of
       their entitlement to attend the shareholders'
       meeting or to exercise their voting rights
       Section 16(1)2 and 16(1)3 deletion Section
       17(3) the Chairman of the shareholders meeting
       must being authorize to limit the time for
       question and answer at shareholders' meeting
       entitled to vote are those shareholders whose
       shares are blocked with us from 10 MAY 2005,
       until the closing of the meeting

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANYS MEETING.

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU                Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 METSO CORP                                                                                  Agenda Number:  700639036
--------------------------------------------------------------------------------------------------------------------------
        Security:  X53579102
    Meeting Type:  AGM
    Meeting Date:  04-Apr-2005
          Ticker:
            ISIN:  FI0009007835
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.1    Approve to adopt the accounts                             Mgmt          For                            *

1.2    Approve the actions on profit or loss and to              Mgmt          For                            *
       pay a dividend of EUR 0.35 per share

1.3    Grant discharge from liability                            Mgmt          Against                        *

1.4    Approve the remuneration of the Board Members             Mgmt          Abstain                        *

1.5    Approve the remuneration of the Auditor(s)                Mgmt          Abstain                        *

1.6    Approve the composition of the Board                      Mgmt          For                            *

1.7    Elect the Auditor(s)                                      Mgmt          For                            *

2.     Authorize the Board to decide on acquiring the            Mgmt          For                            *
       Company s own shares

3.     Authorize the Board to decide on disposing the            Mgmt          Against                        *
       Company s own shares

4.     Approve to increase the share capital by issuing          Mgmt          Against                        *
       new shares, convertible bonds and/or stock
       options

5.     Approve to cancel the stock options                       Mgmt          For                            *

6.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: elect the Nomination Committee

7.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           For                            *
       PROPOSAL: amend Article 6 of the Articles of
       Association




--------------------------------------------------------------------------------------------------------------------------
 MILLEA HOLDINGS INC                                                                         Agenda Number:  700741564
--------------------------------------------------------------------------------------------------------------------------
        Security:  J4276P103
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  JP3910660004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 11,000 yen

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Grant retirement allowances to the retiring               Mgmt          For                            *
       Directors and to the retiring Corporate Auditors
       and grant payments relating to the termination
       of the retirement allowance plans for Directors
       and Corporate Auditors

6.     Approve the issuance of Stock Acquisition Rights          Mgmt          For                            *
       pursuant to a Stock Option Compensation Plan

7.     Amend the Compensation to be received by Directors        Mgmt          For                            *

8.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 MITSUBISHI CORP                                                                             Agenda Number:  700736498
--------------------------------------------------------------------------------------------------------------------------
        Security:  J43830116
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  JP3898400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 12 yen

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

3.14   Elect a Director                                          Mgmt          For                            *

3.15   Elect a Director                                          Mgmt          For                            *

3.16   Elect a Director                                          Mgmt          For                            *

3.17   Elect a Director                                          Mgmt          For                            *

4.     Grant stock acquisition rights as stock options           Mgmt          For                            *

5.     Grant stock acquisition rights as stock options           Mgmt          For                            *
       for a stock-linked compensation plan

6.     Grant remuneration to retiring Directors, and             Mgmt          For                            *
       Remuneration Due to Changes to the Retirement
       Allowance System




--------------------------------------------------------------------------------------------------------------------------
 MITSUBISHI ESTATE CO LTD                                                                    Agenda Number:  700743417
--------------------------------------------------------------------------------------------------------------------------
        Security:  J43916113
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3899600005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 4

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 MITSUI SUMITOMO INSURANCE CO LTD                                                            Agenda Number:  700738961
--------------------------------------------------------------------------------------------------------------------------
        Security:  J45174109
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  JP3888200007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 8.5 yen, Special Dividend
       1 yen

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors and Corporate Auditors

6.     Amend the Compensation to be received by Directors        Mgmt          For                            *
       and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 MITSUI TRUST HOLDINGS INC, TOKYO                                                            Agenda Number:  700758999
--------------------------------------------------------------------------------------------------------------------------
        Security:  J6150N104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3892100003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the appropriation of retained earnings            Mgmt          For                            *

2.1    Elect Mr. K. Furusawa as a Director                       Mgmt          For                            *

2.2    Elect Mr. K. Tanabe as a Director                         Mgmt          For                            *

2.3    Elect Mr. M. Kawai as a Director                          Mgmt          For                            *

2.4    Elect Mr. J. Okuno as a Director                          Mgmt          For                            *

2.5    Elect Mr. I. Masuda as a Director                         Mgmt          For                            *

3.1    Elect Y. Tanaka as a Auditor                              Mgmt          For                            *

3.2    Elect  H. Sasaki as a Auditor                             Mgmt          For                            *

3.3    Elect S. Higuchi as a Auditor                             Mgmt          For                            *

3.4    Elect S. Kouda as a Auditor                               Mgmt          For                            *

3.5    Elect Y. Yonezawa as a Auditor                            Mgmt          For                            *

4.     Approve the retirement allowances to the retiring         Mgmt          Abstain                        *
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 MIZUHO FINANCIAL GROUP INC                                                                  Agenda Number:  700748140
--------------------------------------------------------------------------------------------------------------------------
        Security:  J4599L102
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  JP3885780001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 3,500

2.     Approve Purchase of Own Shares                            Mgmt          For                            *

3.     Amend the Articles of Incorporation                       Mgmt          For                            *

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

4.3    Elect a Director                                          Mgmt          For                            *

4.4    Elect a Director                                          Mgmt          For                            *

4.5    Elect a Director                                          Mgmt          For                            *

4.6    Elect a Director                                          Mgmt          For                            *

4.7    Elect a Director                                          Mgmt          For                            *

5.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5.2    Appoint a Corporate Auditor                               Mgmt          For                            *

6.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate Auditors

7.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           For                            *
       PROPOSAL: Amend Articles to Require the Company
       to Disclose Annually Director and Auditor Compensation
       on an Individual Basis in the Proxy Circular,
       as well as Disclose Retirement Bonuses for
       Directors and Auditors on an Individual Basis

8.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           For                            *
       PROPOSAL: Increase the Dividend on Ordinary
       Shares to JPY 7,000 per Share




--------------------------------------------------------------------------------------------------------------------------
 MMO2 PLC, SLOUGH                                                                            Agenda Number:  700635266
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6179P109
    Meeting Type:  CRT
    Meeting Date:  14-Feb-2005
          Ticker:
            ISIN:  GB0030872716
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the Scheme of Arrangement                         Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 MMO2 PLC, SLOUGH                                                                            Agenda Number:  700635278
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6179P109
    Meeting Type:  EGM
    Meeting Date:  14-Feb-2005
          Ticker:
            ISIN:  GB0030872716
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the Company s Scheme of Arrangement,              Mgmt          For                            *
       the O2 PLC reduction of capital and related
       matters

2.     Approve the amendments to the Rules of the Employee       Mgmt          For                            *
       Share Plans and the renaming of those Plans

3.     Elect Mr. Patrick Lupo as a Director of the               Mgmt          For                            *
       Company




--------------------------------------------------------------------------------------------------------------------------
 MOL MAGYAR OLAY-ES GAZIPARI RT                                                              Agenda Number:  700672125
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5462R112
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  HU0000068952
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE:                Non-Voting    No Action                      *
       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve: the report of the Board of Directors             Mgmt          No Action                      *
       on the 2004 business operations as prescribed
       by the Accounting Act and receive the Corporate
       reports  parent co. and consolidated  and distribution
       of profit after taxation; the Auditors report
       on the 2004 report, closing statement; report
       of the Supervisory Board on the 2004 reports
       and the proposal for the distribution of profit
       after taxation; decision on the 2004 reports
       of the Company as prescribed by the Accounting
       Act  parent co and consolidated taxation, amount
       of dividend; and amend Article 24 of the Articles
       of Association on the payment of dividend and
       dividend payable on treasury shares

2.     Appoint the Auditor and determine his remuneration        Mgmt          No Action                      *

3.     Amend the Branch Offices, business premises               Mgmt          No Action                      *
       and scope of activity of the Company and amend
       the Article 4  business premises and branch
       offices  and Article 5  scope of activity
       of the Articles of Association

4.     Authorize the Board of Directors to increase              Mgmt          No Action                      *
       the registered capital and amend Article 17D
       of the Articles of Association

5.     Amend the nominal value of the A series of shares         Mgmt          No Action                      *
       and amend the Articles 7.2, 10.1, 10.1.4 and
       17.D

6.     Authorize the Board of Directors to acquire               Mgmt          No Action                      *
       treasury shares

7.     Amend the long-term incentive program of the              Mgmt          No Action                      *
       Company and the remuneration of the Members
       of the Board of Directors

8.     Appoint the Member of the Supervisory Board               Mgmt          No Action                      *
       delegated by the holder of B series of voting
       preference share, determination of the remuneration
       of the Members of the Supervisory Board

9.     Approve the Charter of the Supervisory Board              Mgmt          No Action                      *

       ATTENTION: IN ADDITION, WE ALSO DRAW THE ATTENTION        Non-Voting    No Action                      *
       OF THE SHAREHOLDERS TO THE PROVISIONS OF THE
       ARTICLE OF ASSOCIATION PURSUANT TO WHICH A
       SHAREHOLDER WILL NOT BE ENTITLED TO EXERCISE
       ITS VOTING RIGHT AS LONG AS SUCH SHAREHOLDER
       WHEN REQUESTING - IN THE FORM OF A PUBLIC DOCUMENT
       OR A PRIVATE DOCUMENT WITH FULL POWER OF ATTORNEY
       - THE REGISTRATION INTO THE SHARE REGISTER
       DOES NOT DECLARES WHETHER HE OR HE AND ANY
       OTHER SHAREHOLDER BELONGING TO THE SAME SHAREHOLDER
       GROUP HOLDS 2% OR MORE OF THE COMPANY S SHARES,
       TOGETHER WITH THE SHARES REGARDING WHICH HE
       ASKS FOR REGISTRATION. IF ANY SHAREHOLDER HOLDS
       AT LEAST 2% OF THE COMPANY S SHARES, HE SHALL
       BE OBLIGED TO REPORT THE COMPOSITION OF THE
       SHAREHOLDER GROUP SPECIFIED UNDER ARTICLES
       10.1.1 AND 10.1.2 OF THE ARTICLES OF ASSOCIATION.
       PURSUANT TO THE ARTICLES OF ASSOCIATION IF
       A SHAREHOLDER ASKING FOR REGISTRATION FAILS
       TO COMPLY HEREWITH, OR IN CASE THERE IS A REASONABLE
       GROUND TO ASSUME THAT A SHAREHOLDER MADE FALSE
       REPRESENTATION REGARDING THE COMPOSITION OF
       THE SHAREHOLDER GROUP ITS VOTING RIGHT WILL
       BE SUSPENDED ANY TIME FURTHER ON AS WELL AND
       THE SHAREHOLDER SHALL BE PREVENTED FROM EXERCISING
       IT UNTIL FULL COMPLIANCE WITH SAID REQUIREMENTS.
       A SAMPLE REPRESENTATION FORM IS PROVIDED TO
       YOU AS PART OF THIS MEETING ANNOUNCEMENT VIA
       HYPERLINK  SHAREHOLDER INFORMATION . PLEASE
       COMPLETE THIS REPRESENTATION FORM AND MAIL
       IT TO THE ATTENTION OF YOUR CLIENT SERVICE
       REPRESENTATIVE AT ADP. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MURATA MANUFACTURING CO LTD                                                                 Agenda Number:  700735028
--------------------------------------------------------------------------------------------------------------------------
        Security:  J46840104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3914400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 25

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Officers

6.     Approve the issuance of Stock Acquisition Rights          Mgmt          For                            *
       as Stock Options             on Favorable Conditions




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  700563706
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6375K102
    Meeting Type:  AGM
    Meeting Date:  26-Jul-2004
          Ticker:
            ISIN:  GB0031223877
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and the accounts for the               Mgmt          For                            *
       YE 31 MAR 2004 and the Auditors  report on
       the accounts

2.     Declare a final dividend of 11.87 pence per               Mgmt          For                            *
       ordinary share  USD 1.0500 per American Depositary
       Share  for the YE 31 MAR 2004

3.     Re-appoint Mr. Mike Jesaria as a Director                 Mgmt          For                            *

4.     Re-appoint Mr. Maria Richter as a Director                Mgmt          For                            *

5.     Re-appoint Mr. James Ross as a Director                   Mgmt          For                            *

6.     Re-appoint Mr. John Grant as a Director                   Mgmt          For                            *

7.     Re-appoint Mr. Edward Astle as a Director                 Mgmt          For                            *

8.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Company Auditor and authorize the Directors
       to set their remuneration

9.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 MAR 2004

10.    Authorize the Directors, in substitution for              Mgmt          For                            *
       any existing authority and pursuant to the
       Section 80 of the Companies Act 1985  Act ,
       to allot relevant securities  Section 80(2)
       up to an aggregate nominal amount of GBP 102,929,251;
       Authority expires on 25 JUL 2009 ; and the
       Directors may allot relevant securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.11   Authorize the Directors in substitution for               Mgmt          For                            *
       any existing authority, and pursuant to Section
       95 of the Act to allot equity securities  Section
       94(2)  for cash pursuant to the authority conferred
       by Resolution 10 and/or to sell the equity
       securities held as treasury shares for cash
       pursuant to the Section 162D of the Act, in
       each case as if  Section 89(1) , provided that
       this power is limited to the allotment of equity
       securities: a) in connection with a rights
       issue in favor of ordinary shareholders; b)
       up to an aggregate nominal amount of GBP 15,439,387;
       Authority expires on 25 JUL 2009 ; and the
       Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.12   Authorize the Directors to make market purchases          Mgmt          For                            *
       Section 163(3) of the Act  of up to 308,787,755
       ordinary shares of 10 pence each, at a minimum
       price of 10 pence and not more than 105% of
       the average middle market quotations for such
       shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       close of the next AGM of the Company or 15
       months ; the Company, before the expiry, may
       make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry

S.13   Amend the Articles of Association of the Company          Mgmt          For                            *

14.    Approve the redemption of the special rights              Mgmt          For                            *
       non-voting redeemable preference share of GBP
       1 in the authorized share capital of the Company
       be cancelled and the amount of the Company
       s authorized capital be diminished accordingly




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700663188
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  OGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approval the annual report and the annual accounts        Mgmt          For                            *
       of Nestle S.A. and the Nestle Group; acknowledge
       the reports of the Auditors

2.     Grant discharge to the Board of Directors and             Mgmt          For                            *
       the Management

3.     Approve the decision on the appropriation of              Mgmt          For                            *
       profit, resulting from the balance sheet of
       Nestle S.A.

4.a    Amend the Article 24 Paragraph 1 of the Articles          Mgmt          Against                        *
       of Association, regarding organization of the
       Board of Directors

4.b    Amend the Article 23 Paragraphs 1 and 2 of the            Mgmt          For                            *
       Articles of Association, regarding term of
       the office and election of the Board of Directors

4.c    Amend the Article 20 of the Articles of Association,      Mgmt          Against                        *
       regarding right of shareholders to the complete
       the agenda

5.     Elect the Board of Directors                              Mgmt          For                            *

6.     Elect the Auditors                                        Mgmt          For                            *

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 212608, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS




--------------------------------------------------------------------------------------------------------------------------
 NEWCREST MINING LTD                                                                         Agenda Number:  700594054
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q6651B114
    Meeting Type:  AGM
    Meeting Date:  27-Oct-2004
          Ticker:
            ISIN:  AU000000NCM7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial reports of              Mgmt          For                            *
       the Company and its controlled entities for
       the YE 30 JUN 2004 and the reports of the Directors
       and the Auditors thereon

2.a    Re-elect Mr. Ian A. Renard as a Director, who             Mgmt          For                            *
       retires by rotation in accordance with Rule
       69 of the Company s Constitution

2.b    Re-elect Mr. Ronald C. Milne as a Director,               Mgmt          For                            *
       who retires by rotation in accordance with
       Rule 69 of the Company s Constitution

       PLEASE NOTE THAT THE COMPANY WILL DISREGARD               Non-Voting    No vote
       ANY VOTES CAST ON RESOLUTION 3 BY MR. PALMER
       OR HIS ASSOCIATE.THANK YOU.

3.     Authorize the Board of Directors to grant up              Mgmt          For                            *
       to 50,000 performance rights to the Managing
       Director of the Company, Mr. Anthony Palmer,
       under the terms contained in the Company s
       Executive Performance Share Plan

S.4    Amend the Company s Constitution regarding retirement     Mgmt          For                            *
       of Directors

5.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 NEWS CORPORATION                                                                            Agenda Number:  932359955
--------------------------------------------------------------------------------------------------------------------------
        Security:  65248E203
    Meeting Type:  Special
    Meeting Date:  30-Jun-2005
          Ticker:  NWS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PROPOSED ADOPTION OF THE 2005 LONG-TERM INCENTIVE         Mgmt          For                            For
       PLAN




--------------------------------------------------------------------------------------------------------------------------
 NEXEN INC                                                                                   Agenda Number:  700672365
--------------------------------------------------------------------------------------------------------------------------
        Security:  65334H102
    Meeting Type:  MIX
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  CA65334H1029
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the audited consolidated financial statements     Non-Voting    No vote
       for the YE 31 DEC 2004, together with the Auditors
       report on those statements

1.1    Elect Mr. Charles W. Fischer as a Director                Mgmt          For                            *

1.2    Elect Mr. Dennis G. Flanagan as a Director                Mgmt          For                            *

1.3    Elect Mr. David A. Hentschel as a Director                Mgmt          For                            *

1.4    Elect Mr. S. Barry Jackson as a Director                  Mgmt          For                            *

1.5    Elect Mr. Kevin J. Jenkins as a Director                  Mgmt          For                            *

1.6    Elect Mr. Thomas C. O Neill as a Director                 Mgmt          For                            *

1.7    Elect Mr. Eric P. Newell as a Director                    Mgmt          For                            *

1.8    Elect Mr. Francis M. Saville as a Director                Mgmt          For                            *

1.9    Elect Mr. Richard M. Thomson as a Director                Mgmt          For                            *

1.10   Elect Mr. John M. Willson as a Director                   Mgmt          For                            *

1.11   Elect Mr. Victor J. Zaleschuk as a Director               Mgmt          For                            *

2.     Appoint Deloitte & Touche LLP as the Independent          Mgmt          For                            *
       Auditors for 2005 and authorize the Audit and
       Conduct Review Committee to fix their remuneration

3.     Ratify and approve: the Shareholder Rights Plan           Mgmt          For                            *
       of Nexen Inc.  Corporation  be continued and
       the amended and Restated Shareholder Rights
       Plan Agreement to be made effective as of 27
       APR 2005 between the Corporation and CIBC Mellon
       Trust Company  Rights Agent , which amends
       and restates the amended and Restated Shareholder
       Rights Plan Agreement dated 02 MAY 2002 between
       the Corporation and the Rights Agent  2002
       Rights Plan  and continues the rights issued
       under the 2002 Rights Plan; and authorize any
       Director or Officer of the Corporation to do
       all such things and execute all such documents
       and instruments as may be necessary or desirable
       to give effect to this resolution

S.4    Approve, pursuant to Section 173 of the Canada            Mgmt          For                            *
       Business Corporations Act, Nexen Inc.  Corporation
       to amend its amended Articles of Amalgamation
       to divide each authorized common share, without
       par value, whether issued or unissued, into
       two common shares, without par value, so that
       after giving effect to the division, the authorized
       capital of the Corporation will consist of
       an unlimited number of common shares, without
       par value, and an unlimited number of class
       A preferred shares, without par value, issuable
       in series; authorize any Officer of the Corporation
       and directed to prepare, execute and file Articles
       of Amendment with the Director under the Canada
       Business Corporations Act and make application
       for a Certificate of Amendment in respect of
       the amendment; authorize the Directors of the
       Corporation to revoke this Special Resolution
       before it is acted upon without further approval
       of the shareholders if such revocation would,
       in the opinion of the Directors, be in the
       best interests of the Corporation; and any
       Director or Officer of the Corporation be authorized
       to do all such things and execute all such
       documents or instruments as may be necessary
       or desirable to give effect to the above resolutions

5.     Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 NEXT PLC                                                                                    Agenda Number:  700613335
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6500M106
    Meeting Type:  EGM
    Meeting Date:  29-Nov-2004
          Ticker:
            ISIN:  GB0032089863
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, for the purposes of Sections 164 and             Mgmt          For                            *
       165 of the Companies Act 1985, the Programme
       Agreement to be entered into between the Company
       and Goldman Sachs International  the Programme
       Agreement  and authorize the Company to enter
       into the Programme Agreement and all and any
       contingent forward trades which may be effected
       or made from time to time under or pursuant
       to the Programme Agreement for the contingent
       off-market purchase by the Company of its own
       ordinary shares of 10 pence each for cancellation;
       Authority expires the earlier of the conclusion
       of the AGM of the Company in 2005 or on 29
       APR 2006




--------------------------------------------------------------------------------------------------------------------------
 NEXT PLC, LEICESTER                                                                         Agenda Number:  700697507
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6500M106
    Meeting Type:  AGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  GB0032089863
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the accounts and reports of             Mgmt          For                            *
       the Directors and the Auditors for the period
       ended 29 JAN 2005

2.     Approve the remuneration report for the period            Mgmt          For                            *
       ended 29 JAN 2005

3.     Declare a final dividend of 28p per share in              Mgmt          For                            *
       respect of the period ended 29 JAN 2005

4.     Elect Mr. Jonathan Dawson as a Director who               Mgmt          For                            *
       retires according to Article 97 having been
       appointed by the Board during the year

5.     Elect Mr. Christine Cross as a Director who               Mgmt          For                            *
       retires according to Article 97 having been
       appointed by the Board during the year

6.     Re-elect Mr. Simon Wolfson as a Director who              Mgmt          For                            *
       retires by rotation according to Article 91

7.     Re-elect Mr. Andrew Varley as a Director who              Mgmt          For                            *
       retires by rotation according to Article 91

8.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            *
       and authorize the Directors to set their remuneration

9.     Approve: a) the Next Management Share Option              Mgmt          For                            *
       Plan  the Plan , the main features of which
       are specified in Appendix 1 on Page 57 to 58
       and authorize the Directors to take any action
       as they consider necessary to implement the
       Plan; and b) to authorize the Directors to
       establish plans based on the Plan as they consider
       appropriate for employees resident outside
       the UK, having regard to local tax and securities
       laws and exchange controls  provided that any
       awards granted under those plans shall be treated
       as granted under the Plan for the purpose of
       the individual and overall limits on participation

10.    Authorize the Directors, for the purposes of              Mgmt          For                            *
       Section 80 of the Companies Act 1985  the Act
       , to exercise all powers of the Company to
       allot relevant securities  Section 80  up to
       an aggregate nominal amount of GBP 8,500,000;
       Authority expires on 18 MAY 2010 but to be
       capable of previous revocation or variation
       by the Company in general meeting and of renewal
       from time to time by the Company in general
       meeting for a further period not exceeding
       five years provided that: a) the Company may
       make any offer or agreement before the expiry
       of this authority that would or might require
       relevant securities to be allotted after this
       authority has expired; and b) all previous
       authorities to allot securities conferred by
       resolution of the Company pursuant to Section
       80 of the Act or otherwise be and they are
       hereby revoked  to the extent that they have
       not been previously utilized

S.11   Authorize the Directors, in substitution for              Mgmt          For                            *
       any existing authority and pursuant to Section
       95 of the Companies Act 1985  the Act , to
       allot equity securities  Section 94  pursuant
       to the authority conferred by Resolution 10
       set out in the notice of this meeting for cash
       and sell relevant shares  as defined in the
       Section 94 of the Act  held by the Company
       as treasury shares  as defined in Section 162A
       of the Act  for cash, disapplying the statutory
       pre-emption rights  Section 89(1) , provided
       that this power is limited to the allotment
       of equity securities and sale of treasury shares:
       a) in connection with a rights issue , open
       offer or other pre-emptive offer in favor of
       ordinary shareholders; b) up to an aggregate
       nominal value of GBP 1,300,00 being less than
       5% of the issued ordinary share capital outstanding
       at 21 MAR 2005;  Authority expires on 18 MAY
       2010 ; and the Directors may allot equity securities
       or sell treasury shares after the expiry of
       this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.12   Authorize the Company, in accordance with the             Mgmt          For                            *
       Article 46 of the Articles of Association of
       the Company and Section 166 of the Companies
       Act 2985  the Act   to make market purchases
       Section 163 of the Companies Act 1985  of
       up to 39,000,000 ordinary shares of 10p each
       or no more than 15% of the issued ordinary
       share capital outstanding at the date of the
       AGM, such limit to be reduced by the number
       of any shares purchased pursuant to the authority
       granted at Resolution 13 below, at a minimum
       price of 10p and not more than 5% above the
       average market value for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of 18 months or at  the
       conclusion of the next AGM of the Company held
       in 2006 ; the Company, before the expiry, may
       make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry

S.13   Approve, for the purposes of Section 164 and              Mgmt          For                            *
       165 of the Companies Act 1985, the proposed
       programme agreements to be entered into between
       the Company and each of Goldman Sachs International,
       UBS AG and Deutsche Bank AG  the Programme
       Agreements  and authorize the Company, to enter
       into the Programme Agreements and all any contingent
       off-market purchase by the Company of its ordinary
       shares of 10 pence each for cancellation, as
       more fully described in Appendix 2 on Page
       58 to 59  Authority expires the earlier of
       18 months after the date on which this resolution
       is passed and the conclusion of the AGM of
       the Company to be held in 2006, unless such
       authority is renewed prior to that time  except
       in relation to the purchase of ordinary shares
       under any contingent forward trade effected
       or made before the expiry of such authority
       and which might be completed wholly or partly
       after such expiry  , and provided that shares
       purchased pursuant to this authority will reduce
       the number of shares that the Company may purchase
       under the general authority granted under Resolution
       S.12

S.14   Amend the Article 141 of the Company s Articles           Mgmt          For                            *
       of Association by deleting it and replacing
       it with a new one




--------------------------------------------------------------------------------------------------------------------------
 NIKON CORP                                                                                  Agenda Number:  700763419
--------------------------------------------------------------------------------------------------------------------------
        Security:  654111103
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3657400002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   4, Final
       JY 4, Special JY 0

2.1    Elect Director                                            Mgmt          For                            *

2.2    Elect Director                                            Mgmt          For                            *

2.3    Elect Director                                            Mgmt          For                            *

2.4    Elect Director                                            Mgmt          For                            *

2.5    Elect Director                                            Mgmt          For                            *

2.6    Elect Director                                            Mgmt          For                            *

2.7    Elect Director                                            Mgmt          For                            *

2.8    Elect Director                                            Mgmt          For                            *

2.9    Elect Director                                            Mgmt          For                            *

2.10   Elect Director                                            Mgmt          For                            *

2.11   Elect Director                                            Mgmt          For                            *

2.12   Elect Director                                            Mgmt          For                            *

2.13   Elect Director                                            Mgmt          For                            *

3      Approve Retirement Bonuses for Directors                  Mgmt          Abstain                        *

4      Approve Executive Stock Option Plan                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NIPPON ELECTRIC GLASS CO LTD                                                                Agenda Number:  700763445
--------------------------------------------------------------------------------------------------------------------------
        Security:  J53247110
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3733400000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   6, Final
       JY 3.50, Special JY 0

2      Amend Articles to: Reduce Maximum Board Size              Mgmt          For                            *
       - Streamline Board Structure

3.1    Elect Director                                            Mgmt          For                            *

3.2    Elect Director                                            Mgmt          For                            *

3.3    Elect Director                                            Mgmt          For                            *

3.4    Elect Director                                            Mgmt          For                            *

3.5    Elect Director                                            Mgmt          For                            *

3.6    Elect Director                                            Mgmt          For                            *

3.7    Elect Director                                            Mgmt          For                            *

3.8    Elect Director                                            Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NIPPONKOA INSURANCE CO LTD                                                                  Agenda Number:  700735446
--------------------------------------------------------------------------------------------------------------------------
        Security:  J5428G115
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3693200002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 7.5

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

3.     Appoint a Corporate Auditor                               Mgmt          For                            *

4.     Approve the issuance of Stock Acquisition Rights          Mgmt          For                            *
       as Stock Option Scheme for Stock-Linked Compensation
       Plan




--------------------------------------------------------------------------------------------------------------------------
 NITTO DENKO CORP                                                                            Agenda Number:  700736359
--------------------------------------------------------------------------------------------------------------------------
        Security:  J58472119
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  JP3684000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 25

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

3.     Appoint a Corporate Auditor                               Mgmt          For                            *

4.     Approve the issuance of Stock Purchase/Subscription       Mgmt          For                            *
       Warrant as Stock Options; Please refer to the
       page 7 of the proxy statement for the details
       of the proposal

5.     Approve the issuance of Stock Purchase/Subscription       Mgmt          For                            *
       Warrant as Stock Options of equity based compensation;
       Please refer to the page 10 of the proxy statement
       for the details of the proposal




--------------------------------------------------------------------------------------------------------------------------
 NORSK HYDRO A S                                                                             Agenda Number:  700615276
--------------------------------------------------------------------------------------------------------------------------
        Security:  R61115102
    Meeting Type:  EGM
    Meeting Date:  01-Dec-2004
          Ticker:
            ISIN:  NO0005052605
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve the capital reduction by means of the             Mgmt          For                            *
       cancellation of own shares and the re-demption
       of shares held on behalf of the Norwegian State
       by the ministry of trade and industry

2.     Grant authority to buy-back of own shares                 Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NORSK HYDRO ASA                                                                             Agenda Number:  932314571
--------------------------------------------------------------------------------------------------------------------------
        Security:  656531605
    Meeting Type:  Annual
    Meeting Date:  03-May-2005
          Ticker:  NHY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE ANNUAL ACCOUNTS AND ANNUAL REPORT FOR 2004            Mgmt          For                            For
       FOR NORSK HYDRO ASA AND THE GROUP, AND THE
       PAYMENT OF DIVIDEND.

02     INFORMATION ABOUT GUIDELINES FOR THE REMUNERATION         Mgmt          For                            For
       TO THE EXECUTIVE MANAGEMENT.

03     REMUNERATION TO THE AUDITOR.                              Mgmt          For                            For

04     ORDINARY ELECTION OF 2 MEMBERS TO THE NOMINATION          Mgmt          For                            For
       COMMITTEE.

05     A SHAREHOLDER HAS PROPOSED THE FOLLOWING MOTION:          Shr           Against                        For
       THE ANNUAL GENERAL MEETING STRONGLY RECOMMENDS
       THAT THE COMPANY INTENSIFY ITS CONCENTRATION
       ON TECHNOLOGICAL INNOVATION AND INCREASE ITS
       R&D APPROPRIATIONS FROM TODAY S LEVEL OF 0.5
       PERCENT OF THE COMPANY S TURNOVER TO 2 PERCENT,
       MAINTAINING ITS R&D COMMITMENT AT THE HIGHER
       LEVEL FOR THE FORSEEABLE FUTURE.




--------------------------------------------------------------------------------------------------------------------------
 NORSK HYDRO ASA                                                                             Agenda Number:  700690553
--------------------------------------------------------------------------------------------------------------------------
        Security:  R61115102
    Meeting Type:  AGM
    Meeting Date:  03-May-2005
          Ticker:
            ISIN:  NO0005052605
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED.  SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Approve the annual accounts and the annual report         Mgmt          For                            *
       for the year 2004 for Norsk Hydro ASA and the
       group, and declare a dividend of NOK 20.00
       per share

2.     Receive the guidelines for the remuneration               Mgmt          For                            *
       to the Executive Management

3.     Approve the remuneration to the Auditor                   Mgmt          For                            *

4.     Elect 2 Members to the Nomination Committee               Mgmt          For                            *

5.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        *
       PROPOSAL: approve the Company to intensify
       its concentration on technological innovation
       and increase its research and development appropriations
       from today s level of 0.5% of the Company s
       turnover to 2%, maintaining its research and
       development commitment at the higher level
       for the foreseeable future to ensure competitive
       operations, productions and products




--------------------------------------------------------------------------------------------------------------------------
 NOVARTIS AG, BASEL                                                                          Agenda Number:  700636799
--------------------------------------------------------------------------------------------------------------------------
        Security:  H5820Q150
    Meeting Type:  AGM
    Meeting Date:  01-Mar-2005
          Ticker:
            ISIN:  CH0012005267
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report, the financial statements       Mgmt          For                            *
       of Novartis AG and the Group consolidated financial
       statements for the year 2004

2.     Approve the activities of the Board of Directors          Mgmt          Against                        *

3.     Approve the appropriation of available earnings           Mgmt          For                            *
       of Novartis AG as per balance sheet and declare
       a dividend; a total dividend payment of CHF
       2,610,034,767 is equivalent to a gross dividend
       of CHF 1.05 per registered share of CHF 0.50
       nominal value entitled to dividends, payment
       will be made with effect from 04 MAR 2005

4.     Approve to reduce the share capital by CHF 19,019,500,    Mgmt          For                            *
       from CHF 1,388,605,000 to CHF 1,369,585,500,
       that the corresponding number of registered
       shares be subsequently cancelled and amend
       the relevant Clause in the Articles of Incorporation

5.     Authorize the Board of Directors i) to launch             Mgmt          For                            *
       a fifth share repurchase program to a maximum
       amount of CHF 4 billion, with the aim of canceling
       the shares bought back and ii) to repurchase
       for cancellation own shares beyond the limit
       of 10% of the share capital of Novartis AG
       in the course of either the completion of the
       existing fourth share repurchase program of
       CHF 3 billion or the implementation of the
       fifth program

6.1    Re-elect Dr. H.C. Birgit Breuel as a Board of             Mgmt          For                            *
       Director for a two-year term

6.2    Re-elect Prof. Dr. Peter Burckhardt as a Board            Mgmt          For                            *
       of Director for a three-year term each

6.3    Re-elect Mr. Alexandre F. Jetzer as a Board               Mgmt          For                            *
       of Director for a three-year term each

6.4    Re-elect Mr. Pierre Landolt as a Board of Director        Mgmt          For                            *
       for a three-year term each

6.5    Re-elect Prof. Dr. Ulrich Lehner as a Board               Mgmt          For                            *
       of Director for a three-year term each

7.     Appoint PricewaterhouseCoopers AG, as the Auditors        Mgmt          For                            *
       and the Group Auditors, for a further year

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 206785, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU




--------------------------------------------------------------------------------------------------------------------------
 NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)                                                Agenda Number:  700646170
--------------------------------------------------------------------------------------------------------------------------
        Security:  K7314N145
    Meeting Type:  AGM
    Meeting Date:  09-Mar-2005
          Ticker:
            ISIN:  DK0010280817
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Approve the Board of Directors  oral report               Mgmt          For                            *
       on the Company s activities in the past FY

2.     Receive and adopt the audited annual report               Mgmt          For                            *
       2004 and approve the remuneration of the Board
       of Directors

3.     Approve to distribute the profit according to             Mgmt          For                            *
       the adopted annual report 2004

4.1    Re-elect Mr. Mads Ovlisen as a Member to the              Mgmt          For                            *
       Board of Directors

4.2    Re-elect Mr. Sten Scheibye as a Member to the             Mgmt          For                            *
       Board of Directors

4.3    Re-elect Mr. Kurt Briner as a Member to the               Mgmt          For                            *
       Board of Directors

4.4    Re-elect Mr. Niels Jacobsen as a Member to the            Mgmt          For                            *
       Board of Directors

4.5    Re-elect Mr. Kurt Anker Nielsen as a Member               Mgmt          For                            *
       to the Board of Directors

4.6    Re-elect Mr. Jorgen Wedel as a Member to the              Mgmt          For                            *
       Board of Directors

4.7    Elect Mr. Henrik Gurtler as a Member to the               Mgmt          For                            *
       Board of Directors

4.8    Elect Mr. Goran A. Ando as a Member to the Board          Mgmt          For                            *
       of Directors

5.     Re-elect PricewaterhouseCoopers as the Auditors           Mgmt          For                            *

6.     Authorize the Board of Directors to allow the             Mgmt          For                            *
       Company to acquire own shares of up to 10%
       of the share capital and at the price quoted
       on the date of purchase with a deviation of
       up to 10% of Article 48 of the Danish Companies
       Act;  Authority expires at the next AGM

7.     Miscellaneous                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 OIL & NATURAL GAS CORPORATION LTD                                                           Agenda Number:  700590878
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y64606117
    Meeting Type:  AGM
    Meeting Date:  29-Sep-2004
          Ticker:
            ISIN:  INE213A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            *
       as at 31 MAR 2004 and profit and loss account
       for the YE on 31 MAR 2004 and receive the reports
       of the Board of Directors and Auditors thereon
       alongwith review of Comptroller & Auditor General
       of India

2.     Approve to confirm the interim dividend and               Mgmt          For                            *
       declare final dividend

3.     Re-appoint Shri U. Sundararajan as a Director,            Mgmt          For                            *
       who retires by rotation

4.     Re-appoint Shri Rajesh V. Shah as a Director,             Mgmt          For                            *
       who retires by rotation

5.     Re-appoint Shri M.M. Chitale as a Director,               Mgmt          For                            *
       who retires by rotation

6.     Re-appoint Shri Y.B. Sinha as a Director, who             Mgmt          For                            *
       retires by rotation

7.     Re-appoint Dr. A.K. Balyan as a Director, who             Mgmt          For                            *
       retires by rotation

8.     Approve to fix the remuneration of the Auditors           Mgmt          For                            *

S.9    Approve that, pursuant to the provisions of               Mgmt          For                            *
       the Companies Act, 1956  including any statutory
       modification(s) or re-enactment thereof for
       the time being in force and as may be enacted
       hereinafter  and the Securities and Exchange
       Board of India  Delisting of Securities  Guidelines,
       2003 and subject to such approvals, permissions
       and sanctions of Securities and Exchange Board
       of India/Stock Exchange as may be necessary
       and subject to such conditions and modifications
       as may be prescribed or imposed while granting
       such approvals, permissions and sanctions,
       which may be agreed to, by the Board of Directors
       of the Company  hereinafter referred to as
       the Board which shall include any committee
       thereof for the time being exercising the powers
       conferred upon the Board by this resolution
       , the consent of the Company be accorded to
       delist its equity shares from the Delhi Stock
       Exchange Association Ltd; and authorize the
       Board of Directors or any Committee thereof/person(s)
       authorized by the Board to settle all questions,
       difficulties or doubts that may arise in this
       regard and to do all such acts, deeds and things
       as may be necessary, expedient and desirable
       for the purpose of giving effect to this resolution

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            *
       31 and other applicable provisions of the Companies
       Act 1956, the existing Articles of Association
       of the Company by amending: Article 1, 17A,
       57, 60, 62, 87(1), 87, 123, 124, 144, 49A,
       104(1); and authorize the Board of Directors
       or any Committee thereof/persons(s) authorize
       by the Board to do all such acts, deeds and
       things as may be necessary, expedient and desirable
       for the purpose of giving effect to this resolution

S.11   Approve that, pursuant to the provisions of               Mgmt          For                            *
       Section 163 and other applicable provisions,
       if any, of the Companies Act 1956, the Register
       of Members and Index of Members, in respect
       of shares/securities issued by the Company
       and the copies of all annual returns, prepared
       under Section 159 and 180, together with the
       copies of certificates and documents required
       to be annexed thereto under Section 160 and
       181, be kept at the office of Registrar & Share
       Transfer Agent of the Company viz. MCS Limited,
       Srivenkatesh Bhawan, New Delhi or at any other
       place of office, of the existing Registrar
       & Share Transfer Agent, or of any other Registrar
       and Share Transfer Agent, as may be appointed
       by the Board of Directors from time to time,
       in New Delhi




--------------------------------------------------------------------------------------------------------------------------
 OMRON CORP                                                                                  Agenda Number:  700734987
--------------------------------------------------------------------------------------------------------------------------
        Security:  J61374120
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  JP3197800000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 14

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.     Approve Purchase of Own Shares                            Mgmt          For                            *

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

4.3    Elect a Director                                          Mgmt          For                            *

4.4    Elect a Director                                          Mgmt          For                            *

4.5    Elect a Director                                          Mgmt          For                            *

4.6    Elect a Director                                          Mgmt          For                            *

4.7    Elect a Director                                          Mgmt          For                            *

5.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5.2    Appoint a Corporate Auditor                               Mgmt          For                            *

6.     Approve the issuance of Shares Acquisition Rights         Mgmt          For                            *
       as Stock Options            on Favorable Conditions




--------------------------------------------------------------------------------------------------------------------------
 ORIX CORP                                                                                   Agenda Number:  700733733
--------------------------------------------------------------------------------------------------------------------------
        Security:  J61933123
    Meeting Type:  AGM
    Meeting Date:  21-Jun-2005
          Ticker:
            ISIN:  JP3200450009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Incorporation                       Mgmt          For                            *

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

3.     Approve the issuance of stock acquisition rights          Mgmt          For                            *
       as Stock Options             on Favorable Conditions




--------------------------------------------------------------------------------------------------------------------------
 ORIX CORPORATION                                                                            Agenda Number:  932366809
--------------------------------------------------------------------------------------------------------------------------
        Security:  686330101
    Meeting Type:  Annual
    Meeting Date:  21-Jun-2005
          Ticker:  IX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AMENDMENTS TO THE ARTICLES OF             Mgmt          For                            For
       INCORPORATION, AS SET FORTH IN THE COMPANY
       S NOTICE OF MEETING ENCLOSED HEREWITH.

02     DIRECTOR
       YOSHIHIKO MIYAUCHI                                        Mgmt          For                            For
       YASUHIKO FUJIKI                                           Mgmt          For                            For
       SHUNSUKE TAKEDA                                           Mgmt          For                            For
       HIROAKI NISHINA                                           Mgmt          For                            For
       KENJI KAJIWARA                                            Mgmt          For                            For
       YUKIO YANASE                                              Mgmt          For                            For
       MASAAKI YAMAMOTO                                          Mgmt          For                            For
       TATSUYA TAMURA*                                           Mgmt          For                            For
       AKIRA MIYAHARA*                                           Mgmt          For                            For
       YOSHINORI YOKOYAMA*                                       Mgmt          For                            For
       PAUL SHEARD*                                              Mgmt          For                            For
       HIROTAKA TAKEUCHI*                                        Mgmt          For                            For

03     APPROVAL OF THE ISSUANCE OF STOCK ACQUISITION             Mgmt          For                            For
       RIGHTS AS STOCK OPTIONS, AS SET FORTH IN THE
       COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 ORKLA A S                                                                                   Agenda Number:  700666829
--------------------------------------------------------------------------------------------------------------------------
        Security:  R67787102
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  NO0003733800
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Approve the financial statements for the 2004             Mgmt          Abstain                        *
       for Orkla Asa and the Orkla Group and the annual
       report or the Board of Directors, including
       approval of a share dividend for 2004 of NOK
       9.50 per share, except for shares owned by
       the Group

2.     Amend the Articles of Association                         Mgmt          Abstain                        *

3.     Approve the reduction of capital by redemption            Mgmt          Abstain                        *
       of the Company s own shares

4.     Grant authority to acquire the Company s own              Mgmt          Abstain                        *
       shares

5.     Authorize the Board of Directors to increase              Mgmt          Abstain                        *
       share capital through new share subscription

6.     Elect Members and Deputy Members to the Corporate         Mgmt          Abstain                        *
       Assembly

7.     Elect Members to the Election Committee of the            Mgmt          Abstain                        *
       general meeting

8.     Approve the Auditor s remuneration                        Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 PARTNERRE LTD.                                                                              Agenda Number:  932294084
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6852T105
    Meeting Type:  Annual
    Meeting Date:  10-May-2005
          Ticker:  PRE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JUDITH HANRATTY                                           Mgmt          No vote
       REMY SAUTTER                                              Mgmt          No vote
       PATRICK A. THIELE                                         Mgmt          No vote
       JURGEN ZECH                                               Mgmt          No vote

02     TO APPROVE THE PARTNERRE LTD. 2005 EMPLOYEE               Mgmt          No vote
       EQUITY PLAN AND THE RESERVATION OF 1,000,000
       ADDITIONAL COMMON SHARES FOR ISSUANCE UNDER
       THE 2005 EMPLOYEE EQUITY PLAN.

03     TO APPROVE AN INCREASE IN THE AUTHORIZED SHARE            Mgmt          No vote
       CAPITAL OF THE COMPANY FROM US$150,000,000
       TO US$200,000,000 BY THE CREATION OF 50,000,000
       UNDESIGNATED SHARES PAR VALUE US$1.00 PER SHARE.

04     TO RE-APPOINT DELOITTE & TOUCHE, THE INDEPENDENT          Mgmt          No vote
       REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY
       S INDEPENDENT AUDITORS FOR THE ENSUING PERIOD
       ENDING WITH THE 2006 ANNUAL GENERAL MEETING
       AND TO REFER THE DETERMINATION OF AUDITORS
       REMUNERATION TO THE BOARD OF DIRECTORS.

05     TO CONSIDER AND TAKE ACTION WITH RESPECT TO               Mgmt          No vote
       SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
       THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENT
       OR ADJOURNMENTS THEREOF.




--------------------------------------------------------------------------------------------------------------------------
 PEARSON PLC                                                                                 Agenda Number:  700686059
--------------------------------------------------------------------------------------------------------------------------
        Security:  G69651100
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  GB0006776081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts of the Company and reports           Mgmt          For                            *
       of the Directors of the Company  Directors
       and Auditors of the Company  Auditors  for
       YE 31 DEC 2004

2.     Declare a final dividend on the ordinary shares           Mgmt          For                            *
       as recommended by the Directors

3.     Re-elect Mr. Marjorie Scardino as a Director              Mgmt          For                            *

4.     Re-elect Mr. Rona Fairhead as a Director                  Mgmt          For                            *

5.     Re-elect Mr. Patrick Cescau as a Director                 Mgmt          For                            *

6.     Re-elect Mr. Reuben Mark as a Director                    Mgmt          For                            *

7.     Re-elect Mr. Vernon Sankey as a Director                  Mgmt          For                            *

8.     Re-appoint Mrs. Susan Fuhrman as a Director               Mgmt          For                            *

9.     Receive and approve the report on the Directors           Mgmt          For                            *
       remuneration

10.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors for the ensuing year

11.    Authorize the Directors to determine the remuneration     Mgmt          For                            *
       of the Auditors

12.    Authorize the Directors, pursuant to the authority        Mgmt          For                            *
       conferred on the Directors pursuant to Resolution
       10 passed at the AGM of the Company held on
       30 APR 2004 and subject to the passing of Resolution
       13 as specified, to allot relevant securities
       Section 80 of the Companies Act 1985  the
       Act   up to an aggregate nominal amount of
       GBP 66,955,000;  Authority expires at the end
       of the next AGM of the Company after the date
       of the passing of this resolution ; and the
       Directors may allot relevant securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

13.    Approve to increase the authorized ordinary               Mgmt          For                            *
       share capital of the Company of GBP 295,500,000
       by GBP 1,000,000 to GBP 296,500,000 by the
       creation of 4,000,000 ordinary shares of 25p
       each

S.14   Authorize the Board of Directors of the Company           Mgmt          For                            *
       Board , pursuant to Section 95 of the Act,
       to allot equity securities  Section 94 of the
       Act  for cash pursuant to the authority conferred
       by Resolution 12  or, if Resolution 12 is not
       passed or does not become unconditional, pursuant
       to the authority conferred by Resolution 10
       passed at the AGM held on 30 APR 2004 , disapplying
       Section 89(1) of the Act, provided that this
       power is limited to the allotment of equity
       securities a) in connection with an offer or
       rights issue in favor of ordinary shareholders;
       and b) up to an aggregate nominal amount of
       GBP 10,040,000;  Authority expires at the end
       of the next AGM of the Company ; and authorize
       the Directors to allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.15   Authorize the Company, pursuant to Article 9              Mgmt          For                            *
       of the Company s Articles, to make market purchases
       Section 163(3) of the Act  of up to 80,000,000
       ordinary shares of 25p each in the capital
       of the Company, at a minimum price of 25p per
       share and not more than 105% of the average
       of the market value for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the end of the next
       AGM of the Company or 18 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 PERNOD-RICARD                                                                               Agenda Number:  700727463
--------------------------------------------------------------------------------------------------------------------------
        Security:  F72027109
    Meeting Type:  EGM
    Meeting Date:  30-Jun-2005
          Ticker:
            ISIN:  FR0000120693
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve: the contribution in kind for the shares          Mgmt          For                            *
       exchanged for the Pernod Ricard shares within
       the scope of the scheme of arrangement, a maximum
       of 140,031,645,570 shares of Class B of the
       Allied Domecq Company which will be contributed
       within the scope of the scheme of arrangement;
       the valuation of the contribution, a total
       maximum amount of EUR 2,053,200,000.00, corresponding
       to an amount of EUR 0,0146624 per shares B
       contributed; the consideration for the contribution,
       0.0001264 Pernod Ricard share for 1 share B
       contributed, it being said that for the shares
       contributed in the main sector by the shareholders
       of Allied Domecq, the remuneration will be
       for one Allied Domecq share of 545 pence in
       cash and 0.0158 Pernod Ricard share; this resolution
       will be effective on the date the scheme of
       arrangement comes into force

2.     Approve, only if the scheme of arrangement has            Mgmt          For                            *
       become effective, and effective on the date
       the scheme of arrangement comes into force,
       that: the capital of Pernod Ricard is increased
       by a maximum amount of EUR 54,870,000.00 by
       way of issuing a maximum number of 17,700,000
       Pernod Ricard shares, the new shares will have
       a nominal value of EUR 3.10 each, with a unit
       contribution premium of EUR 112.90 fully paid-in,
       bearing the same accruing dividend as the olds
       hares, a global contribution premium of a maximum
       amount of EUR 1,998,330,000.00, these new shares
       shall give right to all the distributions of
       income, premiums or reserves decided as of
       their date of issue, as of their date of issue,
       they will be considered similar to the old
       shares of the same class, comprising the current
       share capital, and will benefit from the same
       rights, and bear the same charges; the said
       created shares will be contributed to the former
       holders of shares B, having chosen, within
       the scope of the scheme of arrangement, to
       receive Pernod Ricard shares, with a ratio
       of 0.0001264 new share for 1 share of Class
       B, it being said that for the shares contributed
       in the main sector by the shareholders of Allied
       Domecq, the remuneration will be for one Allied
       Domecq share, 545 pence in cash and 0.0158
       Pernod Ricard share; the new shares issued
       will be entitled to dividends which will be
       paid as of their date of issue; the amount
       corresponding to the difference between the
       tot al amount of the contribution and the total
       amount of the share capital increase of Pernod
       Ricard will be posted to the contribution premium
       account; the Board of Directors may charge
       the contribution and increase of the capital
       costs against the contribution premium; this
       resolution will be effective when the scheme
       of arrangement comes into force

3.     Amend, pursuant to the adoption of the above              Mgmt          For                            *
       resolutions, the Article 6 of Association
       capital stock  in order to set the share capital
       at EUR 218,500,651.10, increased of the total
       par value of the Pernod Ricard shares issued
       with use of the Resolution 2, i.e., 70,484,081
       shares of the total number of Pernod Ricard
       shares issued in accordance with Resolution
       2

4.     Authorize the Chairman and Managing Director              Mgmt          For                            *
       of Pernod Ricard to take all necessary measures
       and accomplish all necessary formalities and
       in particular, to register that the scheme
       arrangement has become effective and that the
       suspensive condition of the contribution is
       realized

5.     Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by Law

       Verification Period:  Registered Shares: 1 to             Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws.  Bearer Shares: 6 days prior
       to the meeting date.    French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian.  Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident
       Shareowners:      Proxy Cards:  ADP will forward
       voting instructions to the Global Custodians
       that have become Registered Intermediaries,
       on ADP Vote Deadline Date.  In capacity as
       Registered Intermediary, the Global Custodian
       will sign the Proxy Card and forward to the
       local custodian. If you are unsure whether
       your Global Custodian acts as Registered Intermediary,
       please contact ADP.    Trades/Vote Instructions:
       Since France maintains a Verification Period,
       for vote instructions submitted that have a
       trade transacted (sell) for either the full
       security position or a partial amount after
       the vote instruction has been submitted to
       ADP and the Global Custodian advises ADP of
       the position change via the account position
       collection process, ADP has a process in effect
       which will advise the Global Custodian of the
       new account position available for voting.
       This will ensure that the local custodian is
       instructed to amend the vote instruction and
       release the shares for settlement of the sale
       transaction.  This procedure pertains to sale
       transactions with a settlement date prior to
       Meeting Date + 1

       PLEASE NOTE THAT THE MEETING HELD ON 20 JUN               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 30 JUN 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 23 JUN 2005. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 PETRO-CDA                                                                                   Agenda Number:  700672240
--------------------------------------------------------------------------------------------------------------------------
        Security:  71644E102
    Meeting Type:  SGM
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  CA71644E1025
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU.

       Receive the consolidated financial statements             Non-Voting    No vote
       of the Company for the YE 31 DEC 2004, together
       with the report of the Auditors

1.1    Elect Mr. Ron A. Bruneau as a Director of the             Mgmt          For                            *
       Company, to hold office until the close of
       next annual meeting

1.2    Elect Mr. Angus A. Bruneau as a Director of               Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

1.3    Elect Mr. Gail Cook-Bennett as a Director of              Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

1.4    Elect Mr. Richard J. Currie as a Director of              Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

1.5    Elect Mr. Claude Fontaine as a Director of the            Mgmt          For                            *
       Company, to hold office until the close of
       next annual meeting

1.6    Elect Mr. Paul Haseldonckx as a Director of               Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

1.7    Elect Mr. Thomas E. Kierans as a Director of              Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

1.8    Elect Mr. Brian F. MacNeill as a Director of              Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

1.9    Elect Mr. Maureen McCaw as a Director of the              Mgmt          For                            *
       Company, to hold office until the close of
       next annual meeting

1.10   Elect Mr. Paul D. Melnuk as a Director of the             Mgmt          For                            *
       Company, to hold office until the close of
       next annual meeting

1.11   Elect Mr. Guylaine Saucier as a Director of               Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

1.12   Elect Mr. James W. Simpson as a Director of               Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

2.     Appoint Deloitte & Touche as the Auditors of              Mgmt          For                            *
       the Company, to hold office until the close
       of next annual meeting

3.     Amend the Petro-Canada Employee Stock Option              Mgmt          For                            *
       Plan to provide that the number of common shares
       of Petro-Canada issuable pursuant to exercise
       of options be increased by 10,000,000

4.     Approve to repeal the By-Law No. 2 of Petro               Mgmt          For                            *
       Canada

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PETROCHINA CO LTD                                                                           Agenda Number:  700687417
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6883Q104
    Meeting Type:  AGM
    Meeting Date:  26-May-2005
          Ticker:
            ISIN:  CN0009365379
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board of Directors report for the             Mgmt          For                            *
       year 2004

2.     Approve the Supervisory Committee report for              Mgmt          For                            *
       the year 2004

3.     Approve the audited financial statements of               Mgmt          For                            *
       the Company for the year 2004

4.     Approve the declaration and payment of a final            Mgmt          For                            *
       dividend for the YE 31 DEC 2004 in the amount
       and in the manner recommended by the Board
       of Directors

5.     Authorize the Board of Directors to determine             Mgmt          For                            *
       the distribution of interim dividend for the
       year 2005

6.     Approve the continuation of appointment of PricewaterhouseCoopers,Mgmt          For                            *
       Certified Public Accountants, as the International
       Auditors and PricewaterhouseCoopers Zhong Tian
       CPAs Limited Company, Certified Public Accountants,
       as the Domestic Auditors of the Company for
       the year 2005 and authorize the Board of Directors
       of the Company to fix their remuneration

S.7    Amend the Articles of the Association: i) by              Mgmt          For                            *
       adding Paragraph 4 in the Article 35 as specified;
       ii) by deleting the specified words in Articles
       38 and 60; iii) by deleting and replacing the
       words specified in Article 38(1); iv) by adding
       Paragraph 2 in Article 66 as specified; v)
       the Paragraph 1 and 2 of the Article 67 as
       specified; vi) the Paragraph 2 of the Article
       89 as specified; vii) in Article 93 as specified;
       viii) in Article 94 as specified; ix) by amending
       the Paragraph 4 of the Article 97 as specified;
       x) the Item 1 of the Article 102 and by adding
       new Item 2 to the existing Article 102 as specified;
       xi) by adding new Item 13 to the Article 121
       as specified; and xii) the Article 148 as specified;
       and authorize the Board of Directors to make
       such modifications to the above amendments
       to the Articles of Association as required
       by the regulatory bodies

S.8    Authorize the Board of Directors to make such             Mgmt          For                            *
       amendments to the Articles of Association of
       the Company to increase the registered share
       capital of the Company allot, issue and deal
       with additional shares in the capital of the
       Company and make or grant offers, agreements
       and options during and after the relevant period,
       not exceeding the aggregate of 20% of the aggregate
       nominal amount of the domestic shares and overseas
       listed foreign shares of the Company; otherwise
       than pursuant to a) a rights issue; or b) the
       exercise of options or similar arrangement;
       Authority expires the earlier of the conclusion
       of the next AGM or 12 months from the passing
       of this resolution ; the Board of Directors
       shall exercise its power under such mandate
       in accordance with the Company Law of the PRC
       and the Rules governing the Listing of Securities
       on the Stock Exchange of Hong Kong Limited
       and only if all necessary approvals from the
       China Securities Regulatory Commission and/or
       other relevant PRC government authorities are
       obtained; and authorize the Board of Directors
       to approve, execute and do or procure to be
       executed and done, all such documents, deeds
       and things as it may deem necessary in connection
       with the issue of such new shares  including,
       without limitation, determining the size of
       the issue, the issue price, the use of proceeds
       from the issue, the target of the issue and
       the place and time of the issue, making all
       necessary applications to the relevant authorities,
       entering into an underwriting agreement  or
       any other agreements , and making all necessary
       filings and registrations with the relevant
       PRC, Hong Kong and other authorities, including
       but not limited to registering the increased
       registered capital of the Company with the
       relevant authorities in the PRC in accordance
       with the actual increase of capital as a result
       of the issuance of shares

9.     Other matters  if any                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932277545
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  31-Mar-2005
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE MANAGEMENT REPORT, THE FINANCIAL          Mgmt          For                            For
       STATEMENTS AND AUDIT COMMITTEE S OPINION FOR
       THE FISCAL YEAR 2004.

02     APPROVAL OF THE CAPITAL EXPENDITURES BUDGET               Mgmt          For                            For
       FOR THE FISCAL YEAR 2005.

03     APPROVAL OF THE DISTRIBUTION OF RESULTS FOR               Mgmt          For                            For
       THE FISCAL YEAR 2004.

04     APPROVAL OF THE ELECTION OF MEMBERS TO THE BOARD          Mgmt          For                            For
       OF DIRECTORS, AUDIT COMMITTEE AND THEIR RESPECTIVE
       SUBSTITUTES, TO VOTE IN THE SAME MANNER AS
       THE MAJORITY OF THE SHAREHOLDERS AT THE MEETING.*

05     APPROVAL OF THE ELECTION OF THE CHAIRMAN OF               Mgmt          For                            For
       THE BOARD OF DIRECTORS.

06     APPROVAL OF THE ESTABLISHMENT OF THE COMPENSATION         Mgmt          Abstain                        Against
       OF MANAGEMENT AND EFFECTIVE MEMBERS OF THE
       AUDIT COMMITTEE, AS WELL AS THEIR PARTICIPATION
       IN THE PROFITS PURSUANT TO ARTICLES 41 AND
       56 OF THE COMPANY S BYLAWS.




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TELEPHONE C                                                        Agenda Number:  932349207
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252604
    Meeting Type:  Annual
    Meeting Date:  14-Jun-2005
          Ticker:  PHI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AUDITED FINANCIAL STATEMENTS              Mgmt          For                            For
       FOR THE PERIOD ENDING DECEMBER 31, 2004 CONTAINED
       IN THE COMPANY S 2004 ANNUAL REPORT.

02     DIRECTOR
       REV FR B F NEBRES, SJ*                                    Mgmt          For                            For
       MR OSCAR S REYES*                                         Mgmt          For                            For
       MR PEDRO E ROXAS*                                         Mgmt          For                            For
       MS TERESITA T SY-COSON*                                   Mgmt          For                            For
       MR ANTONIO O COJUANGCO                                    Mgmt          For                            For
       MS HELEN Y DEE                                            Mgmt          For                            For
       ATTY RAY C ESPINOSA                                       Mgmt          For                            For
       MR SADAO MAKI                                             Mgmt          For                            For
       MR NAPOLEON L NAZARENO                                    Mgmt          For                            For
       MR MANUEL V PANGILINAN                                    Mgmt          For                            For
       MS CORAZON S DE LA PAZ                                    Mgmt          For                            For
       MR ALBERT F DEL ROSARIO                                   Mgmt          For                            For
       MR SHIGERU YOSHIDA                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PLACER DOME INC                                                                             Agenda Number:  700668708
--------------------------------------------------------------------------------------------------------------------------
        Security:  725906101
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  CA7259061017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the Corporation s annual report and               Non-Voting    No vote
       the audited consolidated financial statements
       for the YE 31 DEC 2004

1.1    Elect Mr. D.J. Carty as a Directors of the Corporation    Mgmt          For                            *
       for the ensuring year

1.2    Elect Mr. G.B. Coulombe as a Directors of the             Mgmt          For                            *
       Corporation for the ensuring year

1.3    Elect Mr. J.W. Crow as as a Directors of the              Mgmt          For                            *
       Corporation for the ensuring year

1.4    Elect Mr. G. Farquharson as a Directors of the            Mgmt          For                            *
       Corporation for the ensuring year

1.5    Elect Mr. R.M. Franklin as a Directors of the             Mgmt          For                            *
       Corporation for the ensuring year

1.6    Elect Mr. D.S. Karpin as a Directors of the               Mgmt          For                            *
       Corporation for the ensuring year

1.7    Elect Mr. A.R. McFarland as a Directors of the            Mgmt          For                            *
       Corporation for the ensuring year

1.8    Elect Mr. H.C. Mather as a Directors of the               Mgmt          For                            *
       Corporation for the ensuring year

1.9    Elect Mr. E.A. Parkinson-Marcoux as a Directors           Mgmt          For                            *
       of the Corporation for the ensuring year

1.10   Elect Mr. V.F. Taylor III as a Directors of               Mgmt          For                            *
       the Corporation for the ensuring year

1.11   Elect Mr. P.W. Tomsett as a Directors of the              Mgmt          For                            *
       Corporation for the ensuring year

1.12   Elect Mr. W.G. Wilson as the Directors of the             Mgmt          For                            *
       Corporation for the ensuring year

2      Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            *
       of the Corporation, to hold office until the
       next annual meeting of shareholders

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 PORTUGAL TELECOM SGPS SA, LISBOA                                                            Agenda Number:  700646752
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6769Q104
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  PTPTC0AM0009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Management report, the balance sheet          Mgmt          For                            *
       and the account for 2004

2.     Approve the Board of Directors  oral report               Mgmt          For                            *
       on the Company s activities in the past FY

3.     Receive and adopt the audited annual report               Mgmt          For                            *
       2004 and approve the remuneration of the Board
       of Directors

4.     Approve to distribute the profit according to             Mgmt          For                            *
       the adopted annual report 2004

5.     Approve the acquisition and the sale of the               Mgmt          For                            *
       Company s own shares, including the acquisition
       associated with the share buy-back programme

6.     Amend the Numbers 2, 3, 5 and 6 of Article 13             Mgmt          For                            *
       of the Company s Articles of Association, to
       comply with Corporate Governance Regulations

7.     Approve to reduce the share capital, and notably          Mgmt          For                            *
       on the reduction of up to EUR 116,648,505 for
       the purpose of releasing excess capital in
       connection with the continuation of the share
       buyback programme initiated in 2004 and already
       partially completed, by cancelling up to 116,648,505
       PT shares to be acquired subsequent to the
       execution of this resolution, in addition to
       corresponding resolutions relating to reserves,
       the reduction of outstanding convertible bonds
       issued by the company and amend the Articles
       of Association further to this resolution
       Article 4 of the Company s Articles of Association

8.     Approve pursuant to Article 8, No. 4 of the               Mgmt          For                            *
       Articles of Association, on the applicable
       parameters in the case of the future issuance
       of bonds convertible into shares pursuant to
       a resolution which may be passed by the Board
       of Directors, in addition to the bonds convertible
       into shares already issued by the Company

9.     Approve the waiver of the pre-emptive rights              Mgmt          For                            *
       of shareholders in connection with the subscription
       of any possible issuance of convertible bonds
       referred to Resolution 8 of which may be realized
       pursuant to a resolution of the Board of Directors

10.    Approve the issuance of bonds and any other               Mgmt          For                            *
       types of securities, of whatever nature, by
       the Board of Directors and, notably, on the
       determination of the amount pursuant to the
       terms of No. 3 of Article 8 and Sub-Paragraph
       e) of No. 1 of Article 15 of the Articles of
       Association

11.    Approve the acquisition and sale of own bonds             Mgmt          For                            *
       and other type of own securities

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 01             Non-Voting    No vote
       APR 2005 HAS BEEN POSTPONED ACCORDING TO STATE
       SHAREHOLDERS PROPOSAL AND THAT THE SECOND CONVOCATION
       WILL BE HELD ON 29 APR 2005. PLEASE ALSO NOTE
       THE NEW CUTOFF DATE IS 15 APR 2005. IF YOU
       HAVE ALREADY SENT YOUR VOTES, PLEASE DO NOT
       RETURN THIS PROXY FORM UNLESS YOU DECIDE TO
       AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO A              Non-Voting    No vote
       CHANGE IN THE RECORD DATE. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 POSCO                                                                                       Agenda Number:  700639606
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70334100
    Meeting Type:  AGM
    Meeting Date:  25-Feb-2005
          Ticker:
            ISIN:  KR7005490008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       214895 DUE TO CHANGE IN THE AGENDA. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and the statement of appropriation of unappropriated
       retained earnings

2.1    Elect the outside Directors                               Mgmt          For                            *

2.2    Elect the outside Directors who is Member of              Mgmt          For                            *
       the Auditors  Committee

2.3    Elect the Executive Directors                             Mgmt          For                            *

3.     Approve the remuneration limit of for the Directors       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 POTASH CORPORATION OF SASKATCHEWAN I                                                        Agenda Number:  932285732
--------------------------------------------------------------------------------------------------------------------------
        Security:  73755L107
    Meeting Type:  Special
    Meeting Date:  05-May-2005
          Ticker:  POT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       F.J. BLESI                                                Mgmt          For                            For
       W.J. DOYLE                                                Mgmt          For                            For
       J.W. ESTEY                                                Mgmt          For                            For
       W. FETZER III                                             Mgmt          For                            For
       D.J. HOWE                                                 Mgmt          For                            For
       A.D. LABERGE                                              Mgmt          For                            For
       J.J. MCCAIG                                               Mgmt          For                            For
       M. MOGFORD                                                Mgmt          For                            For
       P.J. SCHOENHALS                                           Mgmt          For                            For
       E.R. STROMBERG                                            Mgmt          For                            For
       J.G. VICQ                                                 Mgmt          For                            For
       E. VIYELLA DE PALIZA                                      Mgmt          For                            For

02     THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS               Mgmt          For                            For
       AUDITORS OF THE CORPORATION.

03     THE RESOLUTION (ATTACHED AS APPENDIX B TO THE             Mgmt          For                            For
       ACCOMPANYING MANAGEMENT PROXY CIRCULAR) APPROVING
       THE ADOPTION OF A NEW STOCK OPTION PLAN, THE
       FULL TEXT OF WHICH IS ATTACHED AS APPENDIX
       C TO THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.




--------------------------------------------------------------------------------------------------------------------------
 POWSZECHNA KASA OSZCZEDNOSCI BANK POLSKI S.A.                                               Agenda Number:  700707168
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6919X108
    Meeting Type:  AGM
    Meeting Date:  19-May-2005
          Ticker:
            ISIN:  PLPKO0000016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          No Action                      *

2.     Appoint the meeting s Chairman                            Mgmt          No Action                      *

3.     Approve the statement of the meeting s legal              Mgmt          No Action                      *
       validity

4.     Approve the agenda                                        Mgmt          No Action                      *

5.     Approve the meeting s rules on voting                     Mgmt          No Action                      *

6.     Approve the Management s report on Company s              Mgmt          No Action                      *
       activity in 2004, the financial statement for
       2004, the Management s motion on profit for
       2004 distribution

7.     Approve the Supervisory Board s report on examination     Mgmt          No Action                      *
       of: the financial statement for 2004, the Management
       s report on Bank s activity in 2004 and the
       Supervisory Board s report on activity

8.A    Approve the Management s report on activity               Mgmt          No Action                      *
       in 2004

8.B    Approve the financial statement for 2004                  Mgmt          No Action                      *

8.C    Approve the Supervisory Board s report on activity        Mgmt          No Action                      *
       in 2004

8.D    Approve the 2004 profit distribution                      Mgmt          No Action                      *

8.E    Approve the dividend payment for the FY 2004              Mgmt          No Action                      *

8.F    Approve the duties  fulfilling by the Management          Mgmt          No Action                      *

8.G    Approve to grant the President the annual reward          Mgmt          No Action                      *

8.H    Approve the duties  fulfilling by the Supervisory         Mgmt          No Action                      *
       Board

8.I    Approve the raise of the reserve fund in case             Mgmt          No Action                      *
       of rebooking update capital of valuation of
       the fixed assets

8.J    Approve the separation of the Bank s reserve              Mgmt          No Action                      *
       fund in case of rising fund for the brokerage
       activity

9.A    Approve the Management s report on activity               Mgmt          No Action                      *
       of the Bank s capital Group in 2004

9.B    Approve the consolidated financial statement              Mgmt          No Action                      *
       of the capital Group for 2004

10.    Adopt the Company s financial statement according         Mgmt          No Action                      *
       to the international reporting standards

11.    Adopt the changes to the Company s Statute text           Mgmt          No Action                      *

12.    Appoint the Supervisory Board s Members                   Mgmt          No Action                      *

13.    Adopt the rules on remuneration of the Supervisory        Mgmt          No Action                      *
       Board s Members

14.    Closure of the meeting                                    Mgmt          No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 PROMISE CO LTD                                                                              Agenda Number:  700733098
--------------------------------------------------------------------------------------------------------------------------
        Security:  J64083108
    Meeting Type:  AGM
    Meeting Date:  21-Jun-2005
          Ticker:
            ISIN:  JP3833750007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Final Dividend          Mgmt          For                            *
       JY 50, Commemorative Dividend JY 5

2.     Amend the Articles of Incorporation                       Mgmt          Abstain                        *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  700709136
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  AGM
    Meeting Date:  16-May-2005
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and consolidated financial      Mgmt          For                            *
       statement of the Company and the annual report
       of program Kemitraan Dan Bina Lingkungan for
       the YE 31 DEC 2004

2.     Approve the profit of the Company for the YE              Mgmt          For                            *
       31 DEC 2004

3.     Appoint the public accountants office to conduct          Mgmt          For                            *
       an audit on the financial report of the Company
       and annual report of program Kemitraan Dan
       Bina Lingkungan for the YE 31 DEC 2004

4.     Approve to determine the salary, honorarium,              Mgmt          For                            *
       the facility and other benefit for the Members
       of the Board of Directors and Board of Commissioners
       of the Company

5.     Approve the implementation on Employee Stock              Mgmt          Abstain                        *
       Option Plan  ESOP  report and Management Stock
       Option Plan  MSOP  Phase II and III

6.     Approve the addition and changes of the Board             Mgmt          For                            *
       of Directors and Board of Commissioners




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700574076
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474129
    Meeting Type:  AGM
    Meeting Date:  30-Jul-2004
          Ticker:
            ISIN:  ID1000057904
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       # 144029 DUE TO A REVISED AGENDA.  ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Approve to convene the meeting for the FY 2003            Mgmt          For                            *
       on 30 JUL 2004 and approve the Company s annual
       report for FY 2003

2.     Ratify the Company s audited consolidated financial       Mgmt          For                            *
       statements for the FY 2003 and grant full release
       and discharge the members of the Board of Directors
       and the Board of Commissioners

3.     Determine the financial year 2003 s profit utilization    Mgmt          For                            *
       including distribution of a dividend

4.     Appoint the Public Accountant to audit the Company        Mgmt          For                            *
       records for the 2004 financial year

5.     Approve the split of the nominal value of the             Mgmt          For                            *
       series A and B shares of the Company

6.     Amend the Articles of Association of the Company,         Mgmt          For                            *
       especially in relation to the split of the
       nominal value of the Company s shares

7.     Determine the remuneration for the members of             Mgmt          For                            *
       the Board of Directors and the Board as Commissioners
       in the 2004 financial year




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700736741
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual report for the               Mgmt          For                            *
       FY 2004

2.     Ratify the Company s audited consolidated financial       Mgmt          For                            *
       statements for the FY 2004 and acquittal and
       grant discharge to the Board of Directors and
       Board of Commissioners

3.     Approve to determine the profit utilization               Mgmt          For                            *
       of FY 2004, including distribution of dividend

4.     Appoint a Public Accountant to audit the Company          Mgmt          For                            *
       records for FY 2005

5.     Approve to determine the compensation for the             Mgmt          Abstain                        *
       Board of Directors and Board of Commissioners
       for the FY 2005

6.     Appoint the Members of the Board of Directors             Mgmt          For                            *
       for the period of 2005-2010




--------------------------------------------------------------------------------------------------------------------------
 PUBLISHING AND BROADCASTING LIMITED PBL                                                     Agenda Number:  700594078
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q7788C108
    Meeting Type:  AGM
    Meeting Date:  26-Oct-2004
          Ticker:
            ISIN:  AU000000PBL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive and approve the consolidated financial            Non-Voting    No vote
       statements of the Company and its controlled
       entities and the reports of the Directors and
       the Auditor for the FYE 30 JUN 2004

a.     Elect Mr. Christopher Anderson as a Director,             Mgmt          For                            *
       who retires in accordance with Clause 6.1(e)
       of the Company s Constitution

b.     Elect Mr. Samuel Chisholm as a Director, who              Mgmt          For                            *
       retires in accordance with Clause 6.1(e) of
       the Company s Constitution

c.     Re-elect Mr. Rowen Craigie as a Director, who             Mgmt          For                            *
       retires in accordance with Clause 6.1(f) of
       the Company s Constitution

d.     Re-elect Mr. James Packer as a Director, who              Mgmt          For                            *
       retires in accordance with Clause 6.1(f) of
       the Company s Constitution

e.     Re-elect Mr. Kerry Packer as a Director, who              Mgmt          For                            *
       retires in accordance with Clause 6.1(f) of
       the Company s Constitution

S.f    Approve, for the purposes of Section 260B(2)              Mgmt          For                            *
       of the Corporations Act 2001, the giving of
       financial assistance by Burswood Limited  Burswood
       or any of its subsidiaries  whether as Trustee
       or otherwise  in connection with the acquisition
       of shares in Burswood by PBL  WA  Pty Limited
       being a wholly subsidiary of the Company
       as specified




--------------------------------------------------------------------------------------------------------------------------
 PUBLISHING AND BROADCASTING LIMITED PBL                                                     Agenda Number:  700637044
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q7788C108
    Meeting Type:  EGM
    Meeting Date:  04-Mar-2005
          Ticker:
            ISIN:  AU000000PBL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve, for the purposes of ASX Listing Rules            Mgmt          For                            *
       10.1 and 10.11, Section 208 of the Corporations
       Act and for all other purposes, the acquisition
       by the Publishing and Broadcasting Limited
       PBL  of 50% of Hoyts from Consolidated Press
       Holdings Limited  CPH  and in connection with
       such investment, PBL providing the sale consideration
       to CPH Seller including the issue to CPH Seller
       of 11,136,925 PBL shares as share consideration




--------------------------------------------------------------------------------------------------------------------------
 QANTAS AIRWAYS LTD                                                                          Agenda Number:  700590626
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q77974105
    Meeting Type:  AGM
    Meeting Date:  21-Oct-2004
          Ticker:
            ISIN:  AU000000QAN2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial report, the Directors               Non-Voting    No vote
       report and the Independent Audit report of
       Qantas Airways Limited for the FYE 30 JUN 2004

2.     Questions and comments                                    Non-Voting    No vote

3.1    Re-elect Mr. Margaret Jackson as a Non-Executive          Mgmt          For                            *
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.2    Re-elect Mr. Mike Codd as a Non-Executive Director        Mgmt          For                            *
       of Qantas Airways Limited, who retires in accordance
       with the Constitution

3.3    Elect Mr. Patricia Cross as a Non-Executive               Mgmt          For                            *
       Director of Qantas Airways Limited, pursuant
       to Clause 6.5(a) of the Constitution

3.4    Elect Mr. James Packer as a Non-Executive Director        Mgmt          For                            *
       of Qantas Airways Limited, pursuant to Clause
       6.5(a) of the Constitution

4.     Approve the maximum aggregate amount payable              Mgmt          For                            *
       to the Non-Executive Directors by way of Directors
       fees to be increased from AUD 1,500,000 to
       2,500,000 per annum

5.1    Approve, pursuant to the Listing Rule 10.14               Mgmt          For                            *
       and under the terms and conditions of the Qantas
       Deferred Share Plan, the participation of Mr.
       Geoff Dixon, Chief Executive Director, in the
       Qantas Deferred Share Plan as specified

5.2    Approve, pursuant to the Listing Rule 10.14               Mgmt          For                            *
       and under the terms and conditions of the Qantas
       Deferred Share Plan, the participation of Mr.
       Peter Gregg, Chief Financial Officer, in the
       Qantas Deferred Share Plan as specified




--------------------------------------------------------------------------------------------------------------------------
 QBE INSURANCE GROUP LTD                                                                     Agenda Number:  700655345
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q78063114
    Meeting Type:  AGM
    Meeting Date:  08-Apr-2005
          Ticker:
            ISIN:  AU000000QBE9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial reports and the reports             Mgmt          For                            *
       of the Directors and of the Auditors of the
       Company for the YE 31 DEC 2004

2.     Re-elect Mr. C.L.A. Irby as a Director of QBE             Mgmt          For                            *
       Insurance Group Limited, who retires by rotation
       in accordance with Clause 76 of the Company
       s Constitution

3.     Approve, for the purpose of ASX Listing Rule              Mgmt          For                            *
       10.14 and for all other purposes, to grant
       to the Chief Executive Officer, Mr. F.M. O
       Hailoran of conditional rights over a maximum
       of 46,000 unissued ordinary shares in the Company
       and options to subscribe for a maximum of 122,000
       unissued ordinary shares of the Company and
       the allotment of ordinary shares in the Company
       on satisfaction of and subject to the conditions
       attached to the conditional rights and on valid
       exercise of the options under the Company s
       Senior Executive Equity Scheme




--------------------------------------------------------------------------------------------------------------------------
 RANBAXY LABORATORIES LTD                                                                    Agenda Number:  700735307
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7187Y140
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2005
          Ticker:
            ISIN:  INE015A01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the profit and loss account             Mgmt          For                            *
       for the YE 31 DEC 2004 and the balance sheet
       as at that date and the reports of the Directors
       and the Auditors thereon

2.     Declare a final dividend on equity shares                 Mgmt          For                            *

3.     Re-ppoint Dr. P.S. Joshi as a Director who retires        Mgmt          For                            *
       by rotation

4.     Re-appoint Mr. Surendra Daulet-Singh as a Director        Mgmt          For                            *
       who retires by rotation

5.     Re-appoint Mr. J.W. Balani as a Director who              Mgmt          For                            *
       retires by rotation

6.     Re-appoint M/s Walker, Chandiok & Co as the               Mgmt          For                            *
       Auditors of the Company to hold office from
       the conclusion of this meeting until the conclusion
       of the next AGM and approve to fix their remuneration

7.     Appoint Mr. Ramesh L. Adige as a Director of              Mgmt          For                            *
       the Company

8.     Appoint, pursuant to Sections 198, 269, 309               Mgmt          For                            *
       and all other applicable provisions if any,
       of the Companies Act, 1956 (Act) read with
       Schedule XIII to the said Act, Mr. Ramesh L.
       Adige as Vice President-Corporate Affairs &
       Global Corporate Communications and Whole-time
       Director of the Company effective 18 JAN 2005
       with such designation as the Board may decide
       from time to time for a period of 5 years subject
       to superannuation policy of the Company and
       for payment of remuneration and on terms mentioned:
       A) at salary : not exceeding INR 30 lacs per
       annum with the authority granted to the Board
       of Directors   the Board  which term shall
       include a Committee of Directors  to determine
       the salary and grant increases from time to
       time within the aforesaid limit; B) Commission
       : not exceeding 0.50% of net profit in an accounting
       year as may be decided by the Board from time
       to time; C) allowances & perquisites : in addition
       to salary and commission, he will be entitled
       to allowances, perquisites, benefits, facilities
       and amenities  collectively  allowances & perquisites
       such as furnished residential accommodation
       or house rent allowance in lieu thereof, maintenance
       of such accommodation, gas, electricity & power,
       water, furnishings, utility allowance, medical
       reimbursement, foreign travel, leave travel
       assistance/allowance, membership fees for clubs,
       hospitalisation and accident insurance, and
       any other  allowances & perquisites  as per
       the policy/rules of the Company in force and/or
       as may be approved by the Board from time to
       time provided that aggregate value of such
       allowances & perquisites shall not exceed INR
       60 lacs per annum;  allowances & perquisites
       to be valued as per the Income-tax rules,
       wherever applicable and at actual cost to the
       Company in other cases; in addition, he will
       also be entitled to the following benefits
       as per policy/rules of the Company in force
       or as may be approved by the Board from time
       to time: 1) Company maintained car s  with
       driver s ; ii) telephone s  and fax at residence;
       iii) Company s contribution to Provident Fund
       and Superannuation Fund; iv) payment of gratuity
       and other retiral benefits; (v) encashment
       of leave and vi) long service award; the Board
       is authorized to fix actual remuneration and
       revise it from time to time within the aforesaid
       ceilings; D) the total remuneration including
       allowances & perquisites shall not exceed the
       limits specified in Schedule XIII to the Companies
       Act, 1956; E) subject to superintendence, control
       and direction of the Chief Executive Officer
       and Managing Director, he shall perform such
       duties and functions as would be commensurate
       with his position as Vice President-Corporate
       Affairs & Global Corporate Communications and
       Whole-time Director of the Company and as may
       be delegated to him from time to time; F) the
       Company or he shall be entitled to terminate
       this appointment by giving 12 months notice
       in writing or such shorter notice as may be
       mutually agreed between him and the Company;
       or in lieu of notice, payment by the Company
       or by him to the Company, equivalent to 12
       months last drawn  remuneration  subject to
       commission included in such remuneration being
       restricted to 50% of the commission paid in
       respect of the immediately preceding accounting
       year; authorize the Board of Directors to take
       such steps as the Board may consider necessary
       or expedient to give effect to this resolution

S.9    Authorize the Board of Directors   the Board              Mgmt          For                            *
       which term shall include a Committee of Directors
       , pursuant to provisions of Section 81(1A)
       and other applicable provisions, if any, of
       the Companies Act, 1956 including any amendment
       thereto, the Memorandum and Articles of Association
       of the Company, the Securities & Exchange Board
       of India  Employee Stock Option Scheme and
       Employee Stock Purchase Scheme  Guidelines,
       1999 as amended from time to time   the Guidelines
       other applicable laws and subject to such
       approvals, consents, permissions and sanctions
       as may be required from appropriate authorities
       or bodies from time to time, to create, offer
       and grant from time to time, up to 40,00,000
       stock options in the aggregate  in case of
       bonus & rights issues and split of shares,
       the aggregate number of stock options would
       increase in the proportion of bonus & rights
       and split of shares  to eligible Management
       employees and Directors of the Company under
       the Employees Stock Option Scheme-2005  the
       Scheme  of the Company; each stock option shall
       be exercisable for one fully paid-up equity
       share on payment to the Company for such shares
       at price s  to be determined from time to lime
       in accordance with the Scheme; and to issue
       and allot equity shares upon exercise of stock
       options from time to time in accordance with
       the Scheme; and to modify or amend any of the
       terms and conditions of the Scheme as it may
       deem fit from time to time in its sole and
       absolute discretion in conformity with provisions
       of the Companies Act, 1956, the Memorandum
       and Articles of Association of the Company
       and the Guidelines; and for the purpose of
       giving effect to the above resolution, to do
       all such acts, deeds and things and to execute
       all such deeds, documents, instruments and
       writings as it may in its sole and absolute
       discretion deem necessary or expedient and
       to settle any question, difficulty or doubt
       that may arise in regard thereto

S.10   Authorize the Board of Directors   the Board              Mgmt          For                            *
       which term shall include a Committee of Directors
       , pursuant to provisions of Section 81(1A)
       and other applicable provisions, if any, of
       the Companies Act, 1956 including any amendment
       thereto and the Memorandum and Articles of
       Association of the Company, the Securities
       & Exchange Board of India  Employees Stock
       Option Scheme and Employees Stock Purchase
       Scheme  Guidelines, 1999 as amended from time
       to time   the Guideline   and other applicable
       laws and subject to such approvals, consents,
       permissions and sanctions as may be required
       from appropriate authorities or bodies from
       time to time, to create, offer and grant from
       time to time stock options within the aggregate
       limit of 40 lacs stock options as referred
       to in Resolution Number 9 to eligible Management
       employees and Directors of subsidiary Companies
       of the Company under the Employees Stock Option
       Scheme-2005  the  Scheme   of the Company as
       referred to in Resolution Number 9; each stock
       option shall be exercisable for one fully paid-up
       equity share on payment to the Company for
       such shares at price s  to be determined from
       time to time in accordance with the Scheme;
       and to issue and allot equity shares upon exercise
       of stock options from time to time in accordance
       with the Scheme; and to modify or amend any
       of the terms and conditions of the Scheme as
       it may deem fit from time to time in its sole
       and absolute discretion in conformity with
       provisions of the Companies Act, 1956, the
       Memorandum and Articles of Association of the
       Company and the Guidelines; and for the purpose
       of giving effect to the mentioned resolution,
       to do all such acts, deeds and things and to
       execute all such deeds, documents, instruments
       and writings as it may in its sole and absolute
       discretion deem necessary or expedient and
       to settle any question, difficulty or doubt
       that may arise in regard thereto

S.11   Approve, in accordance with the provisions of             Mgmt          For                            *
       Sections 13, 16 and 94 and all other applicable
       provisions, if any, of the Companies Act, 1956
       including any statutory modification or re-enactment
       thereof for the time being in force , listing
       agreements entered into by the Company with
       the stock exchanges and the enabling provisions
       in that behalf in the Articles of Association
       of the Company, and subject to such approvals,
       permissions and sanctions, if any, required
       from any concerned authorities, to sub-divide
       the existing equity shares of the face value
       of INR 10 each in the share capital of the
       Company such that each equity Share of the
       face value of INR 10 be sub-divided into 2
       equity shares of the face value of INR 5 each
       and consequently, the sub-divided authorised
       share capital of the Company would be INR 2,000,000,000
       divided into 100,000 Cumulative Redeemable
       Preference Shares of INR 100 each and 398,000,000
       equity shares of INR 5 each; and that pursuant
       to the sub-division of the equity shares, existing
       issued, subscribed and paid-up equity share
       capital comprising 186,095,520 of the face
       value of INR 10 each fully paid-up be and stand
       sub-divided into 372,191,040 equity shares
       of the face value of INR 5 each fully paid-up;
       authorize the Board of Directors of the Company
       the  Board  which expression shall also include
       a Committee thereof  to do all such acts, deeds,
       matters and things as may in its sole and absolute
       discretion deem necessary, expedient, usual
       or proper and to settle any question, doubt
       or difficulty that may arise in implementation
       of this resolution or any other matter incidental
       or consequential thereto

S.12   Amend the existing Clause V of the Memorandum             Mgmt          For                            *
       of Association of the Company by substituting
       it with the new Clause V as specified

S.13   Amend the exiting Article 4 of the Articles               Mgmt          For                            *
       of Association of the Company by substituting
       it with the new Article 4 as specified




--------------------------------------------------------------------------------------------------------------------------
 REED ELSEVIER N V                                                                           Agenda Number:  700675169
--------------------------------------------------------------------------------------------------------------------------
        Security:  N73430105
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  NL0000349488
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 21 APR 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Approve the report of the Board of Management             Mgmt          For                            *
       for the FY 2004

3.     Approve the establishment of the annual accounts          Mgmt          For                            *
       2004

4.     Approve the Corporate Governance                          Mgmt          For                            *

5.     Approve the remuneration policy                           Mgmt          For                            *

6.     Approve the profit appropriation and the dividend         Mgmt          For                            *

7.     Amend the Articles of Association                         Mgmt          For                            *

8.     Grant discharge to the Board of Management and            Mgmt          For                            *
       the Supervisory Board

9.     Appoint an Auditor                                        Mgmt          For                            *

10.    Re-appoint the Supervisory Board                          Mgmt          For                            *

11.    Re-appoint the Board of Management                        Mgmt          For                            *

12.    Authorize the Board of Management to acquire              Mgmt          For                            *
       shares of the Company

13.    Appoint the Corporate Body to issue the shares,           Mgmt          For                            *
       to grant rights to take shares and to limit
       or exclude the pre-emptive right

14.    Any other business                                        Other         For                            *

15.    Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 REED ELSEVIER PLC                                                                           Agenda Number:  700665738
--------------------------------------------------------------------------------------------------------------------------
        Security:  G74570105
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  GB0007308355
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s financial statements for            Mgmt          For                            *
       the YE 31 DEC 2004, together with the reports
       of the Directors and Auditors

2.     Approve the Directors  remuneration report as             Mgmt          For                            *
       set out in the Reed Elsevier annual reports
       and the financial statements 2004

3.     Declare a final dividend for 2004 on the Company          Mgmt          For                            *
       s ordinary shares

4.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            *
       of the Company at which accounts are laid

5.     Authorize the Directors to fix the remuneration           Mgmt          For                            *
       of the Auditors

6.     Elect Mr. Jan Hommen as a Director                        Mgmt          For                            *

7.     Elect Mr. Erik Engstrom as a Director                     Mgmt          For                            *

8.     Re-elect Mr. Mark Armour as a Director                    Mgmt          For                            *

9.     Re-elect Sir Crispin Davis as a Director                  Mgmt          For                            *

10.    Re-elect Mr. Andrew Prozes as a Director                  Mgmt          For                            *

11.    Authorize the Directors, subject to and in accordance     Mgmt          For                            *
       with the Article 11 of the Company s Articles
       of Association and pursuant to Section 80 of
       the Companies Act 1985, to allot relevant securities
       having  or consisting of or giving the right
       to subscribe or convert into shares having
       up to an aggregate nominal amount of GBP 24.7
       million;  Authority expires earlier the conclusion
       the AGM in 2006 or 26 APR 2006

S.12   Authorize the Directors, subject to and in accordance     Mgmt          For                            *
       with the Article 12 of the Company s Articles
       of Association and pursuant to Section 95
       the Act  of the Companies Act 1985, to allot
       equity securities for cash pursuant to the
       authority conferred by the previous resolution
       4, disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities:
       a) up to an aggregate nominal value of GBP
       7.9 million; and b) the allotment  otherwise
       than pursuant to sub-paragraph (i) above  of
       equity securities pursuant to the terms of
       the Reed Elsevier Group plc Share Option Schemes
       approved by the Company;  Authority expires
       earlier the conclusion of the AGM in 2006 or
       26 APR 2006

S.13   Authorize the Company, subject to an in accordance        Mgmt          For                            *
       with Article 57 of the Company s Articles of
       Association, to make market purchases  Section
       163(3) of the Companies Act 1985  of up to
       127 million ordinary shares of 12.5p each in
       the capital of the Company, at a minimum price
       of 12.5p and up to 105% of the average middle
       market quotations for such shares derived from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days;  Authority
       expires earlier the conclusion of the AGM in
       2006 or 26 APR 2006 ; the Company, before the
       expiry, may make a contract to purchase ordinary
       shares which will or may be executed wholly
       or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 REED ELSEVIER PLC                                                                           Agenda Number:  700686302
--------------------------------------------------------------------------------------------------------------------------
        Security:  G74570105
    Meeting Type:  EGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  GB0007308355
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect Mr. Strauss Zelnick as a Director                   Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 REPSOL YPF SA                                                                               Agenda Number:  700711244
--------------------------------------------------------------------------------------------------------------------------
        Security:  E8471S130
    Meeting Type:  OGM
    Meeting Date:  30-May-2005
          Ticker:
            ISIN:  ES0173516115
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, if appropriate, the annual financial             Mgmt          For                            *
       statements, balance sheet, profit and loss
       account and the annual report, and the Management
       report of Repsol YPF, S.A, of the consolidated
       annual financial statements, consolidated balance
       sheet, consolidated profit and loss account
       and the consolidated annual report, and the
       consolidated Management report, for the FYE
       31 DEC 2004 of the proposal of application
       of its earnings and of the Management by the
       Board of Directors during said year

2.     Receive the information to the general shareholders       Mgmt          For                            *
       meeting on the amendments to the regulations
       of the Board of Directors

3.     Amend the Chapter II of the title IV, related             Mgmt          For                            *
       to the Board of Directors, the Article 40 related
       to the Audit, Article 47 related to resolution
       of disputes and the consequent remuneration
       of Article 38 and the consecutives of the Articles
       of Association

4.     Appoint or re-elect the Directors                         Mgmt          For                            *

5.     Appoint the Accounts Auditor of Repsol YPF,               Mgmt          For                            *
       S.A and its consolidated Group

6.     Authorize the Board of Directors for the derivative       Mgmt          For                            *
       acquisition of shares of Repsol YPF, S.A directly
       or through controlled Companies, within a period
       of 18 months from the resolution of the shareholders
       meeting, leaving without effect the authorization
       granted by the ordinary general shareholders
       meeting held on 31 MAR 2004

7.     Authorize the Board of Directors to resolve               Mgmt          For                            *
       the increase of the capital stock, up to the
       maximum amount legally prescribed, with the
       possibility of excluding the preemptive rights,
       leaving without effect the 6th resolution of
       the general shareholders meeting held on 21
       APR 2002

8.     Authorize the Board of Directors to issue debentures,     Mgmt          For                            *
       bonds and any other fixed rate securities of
       analogous nature, simples or exchangeables
       by issued shares of other Companies, as well
       as promissory notes and preference shares,
       and to guarantee the issue of securities by
       the Companies within the group, leaving without
       effect, in the portion not used, the 12th resolution
       of the general shareholders meeting held on
       28 JUN 2000

9.     Grant authority to supplement, develop, execute,          Mgmt          For                            *
       rectify or formalize the resolutions adopted
       by the general shareholders meeting

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       31 MAY 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED.   THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 RICOH CO LTD                                                                                Agenda Number:  700740334
--------------------------------------------------------------------------------------------------------------------------
        Security:  J64683105
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  JP3973400009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 10 yen

2.     Amend the Articles of Incorporation                       Mgmt          Abstain                        *

3.     Elect a Director                                          Mgmt          For                            *

4.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and a Corporate Auditor

       Please note that the Issuer released new information      Non-Voting    No vote
       in regards to this meeting.  Investors can
       access the newly released meeting material
       thru Proxy Statement URL link.  Thank you.




--------------------------------------------------------------------------------------------------------------------------
 RIO TINTO PLC                                                                               Agenda Number:  700664318
--------------------------------------------------------------------------------------------------------------------------
        Security:  G75754104
    Meeting Type:  AGM
    Meeting Date:  14-Apr-2005
          Ticker:
            ISIN:  GB0007188757
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that the authority and power conferred            Mgmt          For                            *
       on the Directors in relation to their general
       authority to allot shares by paragraph (B)
       of Article 9 of the Company s Articles of Association
       be renewed for the period ending on the date
       of the AGM in 2006 or on 13 APR 2006, whichever
       is later, and for such period the Section 80
       amount shall be GBP 34.35 million

S.2    Approve that the authority and power conferred            Mgmt          For                            *
       on the Directors in relation to rights issues
       and in relation to the Section 89 amount by
       paragraph (B) of Article 9 of the Company s
       Articles of Association be renewed for the
       period ending on the date of the AGM in 2006
       or on 13 APR 2006, whichever is later, and
       for such period the Section 89 amount shall
       be GBP 6.90 million

S.3    Authorize Rio Tinto PLC, Rio Tinto Limited and            Mgmt          For                            *
       any subsidiaries of Rio Tinto Limited to market
       purchase  Section 163 of the Companies Act
       1985  of ordinary shares of 10p each issued
       by Rio Tinto PLC  RTP Ordinary Shares  of up
       to 106.8 million RTP Ordinary Shares  10% of
       the issued ordinary share capital of the Company
       as at 14 FEB 2005  at a minimum price of 10p
       and not more than 5% above the average of middle
       market quotations for RTP ordinary Shares derived
       from the London Stock Exchange Daily Official
       List, for the 5 business days preceding the
       date of purchase;  Authority expires on 13
       OCT 2006 ; and also authorize the Company to
       purchase off-market from Rio Tinto Limited
       and any of its subsidiaries any RTP ordinary
       Shares acquired under the authority as specified
       in the Agreement  for the purpose of Section
       165 of the Companies Act 1985  between Rio
       Tinto PLC and Rio Tinto Limited;  Authority
       expires on 13 OCT 2006

S.4    Approve that, subject to the consent in writing           Mgmt          For                            *
       of the holder of the special voting share,
       to buy-back by the Rio Tinto Limited of fully
       paid ordinary shares in Rio Tinto Limited
       RTL Ordinary Shares  in the 12 months period
       following this approvals: a) under 1 or more
       off-market buy-back tender schemes in accordance
       with the terms as specified, but only to the
       extent that the number of RTL ordinary shares
       bought back under the buy-back tenders, together
       with the number of RTL ordinary shares bought
       back on-market by Rio Tinto Limited, does not
       exceed in that 12 month the period 10% of the
       minimum number of RTL ordinary shares on issue
       excluding from the calculation of that minimum
       number for all purposes those RTL ordinary
       shares held by or on behalf of TInto Holdings
       Australia Pty Limited  THA  or any other subsidiary
       of Rio Tinto PLC during such period; and b)
       following any Buy-Back Tender, from THA upon
       the terms and subject to the conditions set
       out in the draft Buy-Back Agreement between
       Rio Tinto Limited and THA  THA Matching Buy-Back
       Agreement  as specified

S.5    Amend the Articles of Association of the Company          Mgmt          For                            *
       and the Constitution of the Rio Tinto Limited

S.6    Amend, subject to the consent in writting of              Mgmt          For                            *
       the holder of the special voting share and
       subject to the passing of Resolution 5, the
       DLC Merger Sharing Agreement dated 21 DEC 1989
       Share Agreement  between the Company and the
       Rio Tinto Limited by: a) adding some words
       at the end of the Clause 5.1.2 (b) of the Share
       Agreement; b) deleting some words in Paragraph
       3 of the Schedule 1 of the Sharing Agreement
       and replacing with new words

7.     Approve, in order for options granted to employees        Mgmt          For                            *
       resident in France, the Rio Tinto Share Savings
       Plan, to continue the quality for French fax
       approval, the grant options by the Directors
       to employees resident in France pursuant to
       Rio Tinto Share Savings Plan rules as specified

8.     Elect Mr. Goodmanson as a Director                        Mgmt          For                            *

9.     Elect Mr. Ashton Calvert as a Director                    Mgmt          For                            *

10.    Elect Mr. Vivienne Cox as a Director                      Mgmt          For                            *

11.    Re-elect Mr. Paul Skinner as a Director                   Mgmt          For                            *

12.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company to hold office until
       the conclusion of the AGM at which accounts
       are laid before the Company and authorize the
       Audit Committee to determine their remuneration

13.    Approve the remuneration report as specified              Mgmt          For                            *

14.    Receive the Company s financial statements and            Mgmt          For                            *
       the report of the Directors and Auditors for
       the YE 31 DEC 2004




--------------------------------------------------------------------------------------------------------------------------
 ROHM CO LTD                                                                                 Agenda Number:  700738707
--------------------------------------------------------------------------------------------------------------------------
        Security:  J65328122
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3982800009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 42.5 yen

2.     Approve Purchase of Own Shares                            Mgmt          For                            *

3.     Amend the Articles of Incorporation                       Mgmt          For                            *

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

4.3    Elect a Director                                          Mgmt          For                            *

4.4    Elect a Director                                          Mgmt          For                            *

4.5    Elect a Director                                          Mgmt          For                            *

4.6    Elect a Director                                          Mgmt          For                            *

4.7    Elect a Director                                          Mgmt          For                            *

4.8    Elect a Director                                          Mgmt          For                            *

5.     Approve Payment of  Retirement Allowance to               Mgmt          Abstain                        *
       the Corporate Auditors in accordance with the
       Abolishment of the Retirement Allowance Program
       for Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 ROYAL BANK OF SCOTLAND GROUP PLC                                                            Agenda Number:  700665714
--------------------------------------------------------------------------------------------------------------------------
        Security:  G76891111
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2005
          Ticker:
            ISIN:  GB0007547838
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report and the accounts           Mgmt          For                            *

2.     Approve the remuneration report                           Mgmt          For                            *

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            *

4.     Re-elect Dr. J.M. Curie as a Director                     Mgmt          For                            *

5.     Re-elect Sir Fred Goodwin as a Director                   Mgmt          For                            *

6.     Re-elect Sir Steve Robson as a Director                   Mgmt          For                            *

7.     Elect Mr. A.S. Hunter as a Director                       Mgmt          For                            *

8.     Elect Mr. C.J. Koch as a Director                         Mgmt          For                            *

9.     Elect Mr. J.P. MacHale as a Director                      Mgmt          For                            *

10.    Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            *

11.    Authorize the Directors to fix the remuneration           Mgmt          For                            *
       of the Auditors

12.    Approve to create additional ordinary shares              Mgmt          For                            *
       and renew the authority to allot ordinary shares

S.13   Approve to renew the pre-emption authority                Mgmt          For                            *

S.14   Approve to allow the purchase of own shares               Mgmt          For                            *

15.    Approve to create additional dollar preference            Mgmt          For                            *
       shares and renew the authority to allot preference
       shares

16.    Approve the Long Term Incentive Plan                      Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH PETROLEUM CO, DEN HAAG                                                          Agenda Number:  700737717
--------------------------------------------------------------------------------------------------------------------------
        Security:  N76277172
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  NL0000009470
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 21 JUN 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Approve the annual report for the year 2004               Mgmt          For                            *

2.     Approve the annual accounts 2004; finalization            Mgmt          For                            *
       of the balance sheet as at 31 DEC 2004 and
       the profit and loss account for the year 2004
       and the notes to the balance sheet and the
       profit and loss account

3.A    Approve the reserves and dividend policy                  Mgmt          For                            *

3.B    Declare the total dividend for the year 2004              Mgmt          For                            *

4.A    Grant discharge to the Members of the Management          Mgmt          For                            *
       Board for the year 2004

4.B    Grant discharge the Members of the Supervisory            Mgmt          For                            *
       Board for the year 2004

5.     Re-appoint Mr. L.R. Ricciardi or Ms. Scheltema            Mgmt          For                            *
       as a Member of the Supervisory Board

6.     Grant authority to acquire ordinary shares of             Mgmt          For                            *
       the Company

7.     Approve to cancel the ordinary shares held by             Mgmt          For                            *
       the Company

8.     Approve the Corporate Governance                          Mgmt          For                            *

9.A    Approve the public exchange offer issued by               Mgmt          For                            *
       Royal Dutch Shell PLC for all ordinary shares
       in equity capital of the Company

9.B    Approve the Implementation Agreement                      Mgmt          For                            *

10.    Amend the Articles of Association                         Mgmt          For                            *

11.A   Appoint Mr. Jacobs (1st choice) or Mr. P.L.               Mgmt          For                            *
       Folmer (2nd choice) as a Non-Executive Member
       of the Board of Management

11.B   Appoint Ms. Morin-Postel (1st choice) or Ms.              Mgmt          For                            *
       K.M.A. De Segundo (2nd choice) as a Non-Executive
       Member of the Board of Management

11.C   Appoint Mr. Loudon (1st choice) or Mr. R. Vander          Mgmt          For                            *
       Vlist (2nd choice) as a Non-Executive Member
       of the Board of Management

11.D   Appoint Mr. Ricciardi (1st choice) or Ms. M.A.            Mgmt          For                            *
       Scheltema (2nd choice) as a Non-Executive Member
       of the Board of Management

12.    Adopt the remuneration policy for the Board               Mgmt          For                            *
       of Directors

13.    Approve the altered Long-Term Incentive Plan              Mgmt          For                            *

14.    Approve the altered Restricted Share Plan                 Mgmt          For                            *

15.    Approve the altered Deferred Bonus Plan                   Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH PETROLEUM COMPANY                                                               Agenda Number:  932360706
--------------------------------------------------------------------------------------------------------------------------
        Security:  780257804
    Meeting Type:  Annual
    Meeting Date:  28-Jun-2005
          Ticker:  RD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     ANNUAL ACCOUNTS 2004                                      Mgmt          For                            For

03B    DECLARATION OF THE TOTAL DIVIDEND FOR THE YEAR            Mgmt          For                            For
       2004

04A    DISCHARGE OF THE MANAGING DIRECTORS                       Mgmt          For                            For

4B     DISCHARGE OF THE MEMBERS OF THE SUPERVISORY               Mgmt          For                            For
       BOARD

05     APPOINTMENT OF MR. L.R. RICCIARDI AS A MEMBER             Mgmt          For                            For
       OF THE SUPERVISORY BOARD

06     AUTHORIZATION FOR THE ACQUISITION OF ORDINARY             Mgmt          For                            For
       SHARES

07     CANCELLATION OF THE ORDINARY SHARES HELD BY               Mgmt          For                            For
       THE COMPANY

9B     APPROVAL OF THE IMPLEMENTATION AGREEMENT                  Mgmt          For                            For

10     PROPOSAL TO AMEND THE ARTICLES OF ASSOCIATION             Mgmt          For                            For
       OF THE COMPANY

11A    APPOINTMENT OF MR A.G. JACOBS AS A NON-EXECUTIVE          Mgmt          For                            For
       DIRECTOR

11B    APPOINTMENT OF MS CH. MORIN-POSTEL AS A NON-EXECUTIVE     Mgmt          For                            For
       DIRECTOR

11C    APPOINTMENT OF MR A.A. LOUDON AS A NON-EXECUTIVE          Mgmt          For                            For
       DIRECTOR

11D    APPOINTMENT OF MR L.R. RICCIARDI AS A NON-EXECUTIVE       Mgmt          For                            For
       DIRECTOR

12     ADOPTION OF THE REMUNERATION POLICY FOR THE               Mgmt          For                            For
       BOARD OF DIRECTORS

13     APPROVAL OF AMENDED LONG-TERM INCENTIVE PLAN              Mgmt          For                            For

14     APPROVAL OF AMENDED RESTRICTED SHARE PLAN                 Mgmt          For                            For

15     APPROVAL OF AMENDED DEFERRED BONUS PLAN                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 RYANAIR HOLDINGS PLC                                                                        Agenda Number:  700586552
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7727C137
    Meeting Type:  AGM
    Meeting Date:  23-Sep-2004
          Ticker:
            ISIN:  IE0031117611
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the accounts for the YE               Mgmt          For                            *
       31 MAR 2004 and the reports of the Directors
       and the Auditors thereon

2.a    Re-elect Mr. Michael Horgan as a Director, who            Mgmt          For                            *
       retires in accordance with the Articles of
       Association

2.b    Re-elect Mr. Kyran McLaughlin as a Director,              Mgmt          For                            *
       who retires in accordance with the Articles
       of Association

2.c    Re-elect Mr. Paolo Pietrogrande as a Director,            Mgmt          For                            *
       who retires in accordance with the Articles
       of Association

2.d    Re-elect Dr. T.A. Ryan as a Director, who retires         Mgmt          For                            *
       in accordance with the Articles of Association

3.     Authorize the Directors to fix the remuneration           Mgmt          For                            *
       of the Auditors

4.     Authorize the Directors of the Company, in accordance     Mgmt          For                            *
       with the provisions of Section 20(3) of the
       Companies  Amendment  Act 1983  the Act , to
       allot and issue relevant securities  Section
       20 of the 1983 Act  and to allot and issue
       any shares purchased by the Company pursuant
       to the provisions of Part XI Companies Act
       1990 and held as treasury shares, the maximum
       amount of relevant securities as aforesaid
       which may be allotted under this authority
       will be the authorized but as yet unissued
       share capital of the Company as at the close
       of business on the date of passing of this
       resolution;  Authority expires on 23 SEP 2009
       ; and the Company may make an offer or agreement
       before the expiry of this authority or under
       any renewal thereof, which would or might require
       any such securities to be allotted or issued
       after expiry of this authority and the Directors
       may allot and issue such securities in pursuance
       of any such offer or agreement as if the authority
       conferred hereby had not expired

S.5    Authorize the Directors, pursuant to Section              Mgmt          Against                        *
       23 and Section 24(1) of the Companies  Amendment
       Act, 1983  the 1983 Act , to allot equity
       securities  Section 23  for cash pursuant to
       the authority conferred by on the Directors
       under Section 20 of the 1983 Act by Resolution
       4, disapplying the statutory pre-emption rights
       Section 23(1) of the 1983 Act , provided that
       this power be limited to the allotment of equity
       securities: a) to the exercise of any option
       granted pursuant to the Ryanair Holdings plc
       Share Option Plans of 1998, 2000 and 2003;
       b) in connection with rights issue in favor
       of shareholders where the equity securities
       are issued proportionately to the respective
       numbers of shares held by such shareholders
       but subject to such exclusions as the Directors
       may deem fit to deal with fractional entitlements
       or legal and practical problems arising in
       or in respect of any overseas territory; and
       c) up to an aggregate nominal value of EUR
       533,400  5% issued share capital of the Company
       ;  Authority expires the earlier of the next
       AGM of the Company or 15 months ; and the Directors
       may allot equity securities in pursuance of
       such an offer or agreement as if the power
       conferred hereby had not expired




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRO-MECHANICS LTD                                                               Agenda Number:  700640851
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7470U102
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2005
          Ticker:
            ISIN:  KR7009150004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 32nd financial statement  balance             Mgmt          For                            *
       sheet, income statement and retained earnings
       statement

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.     Appoint the Directors                                     Mgmt          For                            *

4.     Appoint the Member of the Auditors Committee              Mgmt          For                            *

5.     Approve the remuneration limit for the Directors          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRS LTD                                                                         Agenda Number:  700639327
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74718100
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2005
          Ticker:
            ISIN:  KR7005930003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            *
       and the statement of the appropriation of retained
       earning  draft  for the 36th FY from 01 JAN
       2004 to 31 DEC 2004; the cash dividend  excluding
       interim dividends , dividend per share: KRW
       5,000  common  and KRW 5,050  preferred

2.     Approve to appoint the Mr. In-Joo Kim as an               Mgmt          For                            *
       Executive Director as specified

3.     Approve to limit the remuneration for the Directors       Mgmt          For                            *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA.  IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG SDI CO LTD                                                                          Agenda Number:  700644772
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74866107
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2005
          Ticker:
            ISIN:  KR7006400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2004 financial statements of the              Mgmt          For                            *
       Company

2.     Amend the Articles of Incorporation according             Mgmt          For                            *
       to Section 433 of the Commercial Code, regarding
       the setting up of the limit of the number of
       Directors

3.     Re-appoint Mr. Chul Han Bae as a Inside Director          Mgmt          For                            *
       and appoint Mr. June Chull Chang as a new Outside
       Director according to Section 191 Clause 16
       of the Securities and Exchange Act

4.     Approve the ceiling amount of remuneration for            Mgmt          Abstain                        *
       the Directors according to Section 388 of the
       Commercial Code and Section 31 of the Article
       of Incorporation of the Company

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 216781 DUE TO CHANGE IN RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700673785
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  AGM
    Meeting Date:  03-May-2005
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

1.     Meeting is opened                                         Mgmt          For                            *

2.     Elect Mr. Sven Unger, Member of the Swedish               Mgmt          For                            *
       Bar Association, as the Chairman of the AGM

3.     Approve the voting list                                   Mgmt          For                            *

4.     Elect one or two minutes-checkers                         Mgmt          For                            *

5.     Approve the agenda                                        Mgmt          For                            *

6.     Approve to determine whether the meeting has              Mgmt          For                            *
       been duly convened

7.     Receive the annual report and Auditors  report            Mgmt          For                            *
       and the consolidated financial statements and
       consolidated Auditors  report; in connection
       herewith: the report on the work of the Board
       of Directors, the Remuneration Committee s
       and the Audit Committee s work; and presentation
       by the Managing Director

8.     Adopt the profit and loss account and balance             Mgmt          For                            *
       sheet and the consolidated profit and loss
       account and consolidated balance sheet

9.     Grant discharge to the Members of the Board               Mgmt          For                            *
       of Directors and the Managing Director from
       liability

10.    Approve a dividend of SEK 11 per share, with              Mgmt          For                            *
       09 MAY 2005 as the record date for payment
       of the dividend, and it is estimated that the
       dividend payments will be distributed by VPC
       on 12 MAY 2005

11.    Approve to determine the number of Board Members          Mgmt          For                            *
       at eight and no Deputy Members

12.    Approve that Board Members, who are not employed          Mgmt          For                            *
       by the Company, shall each receive SEK 350,000
       and that the Chairman shall receive SEK 1,050,000;
       Members who are not employed by the Company
       and who are Members of Committees established
       by the Board of Directors shall receive an
       additional amount of SEK 50,000; and the Auditors
       fees is to be paid as invoiced

13.    Re-elect Messrs. Georg Ehrnrooth, Clas Ake Hedstrom,      Mgmt          For                            *
       Sigrun Hjelmquist, Egil Mykiebust, Ame Martensson,
       Lars Nyberg, Anders Nyren and Lars Pettersson
       as the Board Members and elect Mr. Clas Ake
       Hedstrom as the Chairman of the Board of Directors

14.    Approve that the present wording of Article               Mgmt          For                            *
       6 and Article 9 in the Articles of Association
       be excluded

15.    Approve that a new wording of Article 6 of the            Mgmt          For                            *
       Articles of Association and the Redemption
       Offer  as specified  be introduced; to resolve
       on the withdrawal of 16,522,000 previsously
       repurchased ordinary shares; and authorize
       the Board of Directors, or any person that
       the Board of Directors to execute the Redemption
       Offer and in connection thereto make the minor
       adjustments to the length of the application
       period that may be required in order to facilitate
       for the foreign shareholders to participate
       in the redemption offer

16.    Approve that one representative of each of the            Mgmt          For                            *
       four largest shareholders shall jointly with
       the Chairman of the Board of Directors constitute
       the Nomination Committee for the period up
       to the end of the next AGM; the Chairman of
       the Board of Directors is the convener; the
       composition of the Nomination Committee prior
       to the election of the Board in 2006 shall
       be announced as soon as elected, however no
       later than six months prior to the next year
       s AGM; the Chairman of the Nomination Committee
       shall be the Member who represents the largest
       shareholder; no remuneration shall be paid
       to the Members of the Nomination Committee;
       the Nomination Committee shall prepare proposals
       regarding the Chairman of the general meeting,
       the number of Board Members, fees to the Board
       Members and Auditors and proposals regarding
       the Board of Directors and the Chairman of
       the Board of Directors; in the event a Member
       leaves the Nomination Committee before its
       work is done may, if necessary, a substitute
       for the same shareholder take his or her place;
       if a shareholder that has nominated a Member
       to the Nomination Committee no longer holds
       shares in the Company, may such Member resign
       and a representative that according to the
       size of holdings is next in line of the shareholders
       be offered the opportunity to take his or her
       place




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700742376
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  EGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

1.     Meeting is opened                                         Non-Voting    No vote

2.     Elect the Chairman of the meeting                         Non-Voting    No vote

3.     Approve the voting list                                   Non-Voting    No vote

4.     Elect one or two minutes-checkers                         Non-Voting    No vote

5.     Approve the agenda                                        Non-Voting    No vote

6.     Approve to determine whether the meeting has              Non-Voting    No vote
       been duly convened

7.a    Approve to reduce the share capital through               Mgmt          For                            *
       redemption and withdrawal of ordinary shares

7.b    Approve the new issue of C-shares                         Mgmt          For                            *

7.c    Approve to reduce the share capital through               Mgmt          For                            *
       redemption of C-shares and transfer to the
       statutory reserve




--------------------------------------------------------------------------------------------------------------------------
 SANOFI-AVENTIS                                                                              Agenda Number:  700619351
--------------------------------------------------------------------------------------------------------------------------
        Security:  F5548N101
    Meeting Type:  EGM
    Meeting Date:  23-Dec-2004
          Ticker:
            ISIN:  FR0000120578
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       23 DEC 2004.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

1.     Acknowledge the Amalgamation-Merger Project               Mgmt          For                            *
       of Aventis by Sanofi-Aventis dated 14 OCT 2004,
       under which it is stated that the Aventis shall
       contribute the total of its assets (EUR 41,208,544,876.00), with the corresponding taking-over of all its
       liabilities (EUR 14,099,319,197.00) and approve
       the terms and conditions of this agreement;
       net worth: EUR 27,109,225,679.00; and also
       approve the payment for the contributions according
       to a ratio of exchange of 27 Sanofi-Aventis
       shares against 23 Aventis shares and the operation
       shall be final on 31 DEC 2004; consequently,
       the general meeting decides to increase the
       share capital by EUR 38,245,770.00 to increase
       it from EUR 2,784,562,864.00 to EUR 2,822,808,634.00,
       by the creation of 19,122,885 new fully paid-up
       shares of a par value of EUR 2.00 each, to
       be distributed among the shareholders of the
       acquired Company, with a ratio of exchange
       of 27 Sanofi-Aventis shares against 23 Aventis
       shares, bearing an accruing dividend as decided
       after their issue; the merger surplus of EUR
       508,561,335.00 shall be registered in a merger
       surplus account; the amount of the dividends
       received by Aventis for the Sanofi-Aventis
       shares it holds, which represents EUR 27,894,216.00
       shall be charged to the merger surplus account,
       thus amounting to EUR 536,455,551.00; capital
       loss on transferred shares: EUR 25,277,722,121.00

2.     Authorize the Board of Directors, subject to              Mgmt          For                            *
       the realization of the conditions aimed at
       Article No. 14 of the Amalgamation-Merger Treaty,
       to withdraw from the merger premium all necessary
       amounts in order to: fund the legal reserve:
       10% of the capital existing after the amalgamation-merger, fund the special reserve on long-term capital
       gains: EUR 319,518,918.00; fun other reserves
       and provisions to charge all fees, expenses
       and right resulting from the amalgamation-merger;
       the general meeting also decides to charge
       the capital loss on transferred shares to the
       share premium, thus amounting to EUR 9,863,155,240.00

3.     Approve the substitution of Sanofi-Aventis in             Mgmt          For                            *
       the Aventis commitments relating to the equity
       warrants issued by Aventis; once the merger
       is effective, the Aventis equity warrants shall
       give right to Sanofi-Aventis shares and their
       number shall correspond to the number of Aventis
       shares these equity warrants shall give right
       after the implementation of the ratio of exchange
       of 27 against 23; the general meeting decides
       to relinquish, to the benefit of the equity
       warrant holders, to the pre-emptive right of
       subscription to shares to be issued by Sanofi-Aventis
       in order to increase the share capital for
       a maximum number of 301,986; and approve to
       delegate all powers to the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

4.     Approve the substitution of Sanofi-Aventis in             Mgmt          For                            *
       all the obligations resulting from the Aventis
       commitments regarding the holders of the 48,080,289
       options granting the right to the subscribe
       Aventis shares; after the Amalgamation-Merger
       is final, Sanofi-Aventis shares shall be allotted
       to the beneficiaries of options granting the
       right to subscribe Aventis shares; the general
       meeting decides to relinquish, to the benefit
       of the option holders, to the pre-emptive right
       of subscription to shares to be issued by Sanofi-Aventis
       in order to increase the share capital; and
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

5.     Acknowledge that the Amalgamation shall be definitely     Mgmt          For                            *
       realized on 31 DEC 2004, and that consequently,
       Aventis shall be dissolved without liquidation
       on 31 DEC 2004

6.     Amend the Articles of Association as follows:             Mgmt          For                            *
       Article 6 (share capital): the share capital
       is set at EUR 2,822,808,634.00 and is divided
       into 1,411,404,317 fully paid-up shares of
       a par value of EUR 2.00 each

7.     Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, by way of issuing, without
       the pre-emptive right of subscription, shares
       giving access to Sanofi-Aventis capital to
       the benefit of the Company s employees, in
       accordance with the legal provisions of Article:
       L.225-138 C and L 443-5 C;  Authority is given
       for a period expiring on 23 AUG 2006 ; authorize
       the Board of Directors to make use of Resolutions
       8 and 10 of the combined general meeting of
       23 JUN 2004 in order to allot to Sanofi-Aventis
       employees free shares or other securities
       giving access to the capital, in addition to
       shares to be subscribed by cash; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       the present delegation cancels all previous
       delegations in order to increase Sanofi-Aventis
       capital by way of issuing shares granted to
       employees, without the pre-emptive right of
       subscriptions and it cancels and replaces,
       for its part unused, the delegation given in
       Resolution 11 at the general meeting of 23
       JUN 2004

8.     Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of the present in
       order to accomplish all deposits and publications
       which are prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THE MEETING HELD ON 13 DEC               Non-Voting    No vote
       2004 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 23 DEC 2004. PLEASE ALSO NOTE THAT THE NEW
       CUTOFF DATE IS 09 DEC 2004. IF YOU HAVE ALREADY
       SENT YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SANOFI-AVENTIS                                                                              Agenda Number:  700697987
--------------------------------------------------------------------------------------------------------------------------
        Security:  F5548N101
    Meeting Type:  OGM
    Meeting Date:  31-May-2005
          Ticker:
            ISIN:  FR0000120578
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 18 MAY               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 31 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.1    Acknowledge the report of the Board of Directors          Mgmt          For                            *
       and the general report of the Auditors and
       approve the financial statements and the balance
       sheet for the year 2004, in the form presented
       to the meeting

O.2    Acknowledge the reports of the Board of Directors         Mgmt          For                            *
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY, in the form presented to the meeting

O.3    Approve the transfer of the amount of EUR 200,000,000.00, Mgmt          For                            *
       pursuant to the Article 39 of the Amended Finance
       Law, posted to the special reserve of long-term
       capital gains to an ordinary reserve account
       and acknowledge that : profits for the FY :
       EUR 2,854,176,549.99; retained earnings : EUR
       158,403,755.79   an extraordinary tax on the
       special reserve on long-term capital gains
       being taken in to account (EUR 4,987,500.00)
       ; distributable profits : EUR 3,012,580,305.78;
       and to appropriate distributable profits as
       follows : global dividend : EUR 1,693,685,180.40,
       carried forward account : EUR 1,318,895,125.38;
       the shareholders will receive a net dividend
       of EUR 1.20 per share payable on 07 JUN 2005

O.4    Acknowledge the special report of the Auditors            Mgmt          For                            *
       on agreements governed by the Article L. 225-38
       and seq. of the French Commercial Code and
       approve the said report and the agreements
       referred to therein

O.5    Approve to renew the term of office of PricewaterhouseCoopersMgmt          For                            *
       Audit as the Statutory Auditors for a period
       of 6 years

O.6    Approve to renew the term of office of Mr. Pierre         Mgmt          For                            *
       Coll as PricewaterhouseCoopers Audit s Deputy
       Auditor for a period of 6 years

O.7    Authorize the Board of Directors, in substitution         Mgmt          For                            *
       for any earlier authority, to trade the Company
       s shares on the stock exchange as per the following
       conditions: maximum purchase price: EUR 90.00;
       global amount to this repurchase program will
       not exceed EUR 12,702,638,858.00 and, maximum
       number of shares to be traded: 10%;  Authority
       expires at the end of 18 months ; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

O.8    Approve to end to the delegation granted to               Mgmt          For                            *
       the Board of Directors set forth in resolution
       6 and given by the general meeting of 13 JUN
       2004, in order to issue bonds

O.9    Authorize the Board of Directors, in substitution         Mgmt          Against                        *
       of any earlier authority, to increase the share
       capital, in one or more transactions, in France
       or abroad, by means of a public offering, by
       a maximum nominal amount of EUR 1,400,000,000.00,
       by way of issuing, with the shareholders  preferred
       subscription rights maintained  the preferential
       share excluded , shares or any securities giving
       right to the capital or giving the right to
       a debt security; the nominal maximum amount
       of the capital increases realized in accordance
       with the present resolution and those granted
       by the resolutions 10, 11, 12, 13 14 and 15
       of the present meeting is set at EUR 1,600,000,000.00;
       Authority is given for a period of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.10   Authorize the Board of Directors, in substitution         Mgmt          Against                        *
       of any earlier authority, to increase the share
       capital, in one or more transactions, in France
       or abroad, by a maximum nominal amount of EUR
       840,000,000.00, by way of issuing, without
       the shareholders  preferred subscription rights
       the preferential share excluded , shares or
       any securities giving right to the capital
       or giving the right to the allocation of debt
       securities; the amount shall count against
       the value of the overall ceiling set forth
       in resolution of the present meeting and those
       granted by the resolutions ;  Authority is
       given for a period of 26 months ; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.11   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       of all and any earlier authority, to increase
       the share capital, in one or more transactions,
       in France or abroad, by a maximum nominal amount
       of EUR 500,000,000.00, by way of capitalizing
       premiums, reserves, profits, premiums or any
       other means provided that such capitalization
       is allowed by law and under the by-laws, to
       be carried out through the issue of bonus shares
       or the raise of par value of existing shares,
       or by utilizing both method simultaneously;
       the amount shall count against the overall
       value set forth in resolution number 9 of the
       present meeting;  Authority is given for a
       period of 26 months ; and authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.12   Approve that the Board of Directors may decide            Mgmt          Abstain                        *
       to increase the number of securities to be
       issued in the event of a capital increase,
       with or without subscription pre-emptive rights,
       to the same price than the one of the initial
       issue  within the limit of 15% of the initial
       issue ; the nominal amount of the capital increased
       against the overall value set forth in the
       resolution number 9 of the present meeting;
       Authority is given for a period of 26 months

O.13   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       of all and any authority, to increase the share
       capital, in one or more transactions, in favor
       of the Members of one or more of the Company
       Savings Plans of the Group Sanofi-Aventis and
       an amount which shall not exceed 2% of the
       share capital; the nominal maximum amount which
       could be realized according to the present
       delegation, shall count against the overall
       value set forth in the resolution number 9
       of the present meeting;  Authority is given
       for a period of 26 months ; and authorize the
       Board of Directors to take all necessary measures
       and accomplish all necessary formalities

E.14   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       of al and any earlier authorities, to grant,
       in one or more transactions, to employees and
       eventually the officers of the Company or its
       subsidiaries, options giving a right either
       to subscribe for new shares in the Company
       to be issued through a share capital increase,
       or to purchase existing shares repurchased
       by the Company, provided that the options shall
       not give rights to a total number of shares
       which shall not exceed 2.5 of the share capital;
       the nominal maximum amount of the capital increase
       resulting from the exercise of the options
       giving a right to subscribe for shares, in
       accordance with the present delegation, shall
       count against the ceiling set forth in the
       resolution number 9 of the present meeting;
       Authority is given for a period of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.15   Authorize the Board of Directors, to proceed              Mgmt          For                            *
       with the allocations free of charge of the
       Company s existing shares or to be issued
       the preferential shares being excluded , in
       favor of beneficiaries to be chosen from the
       employees and the officers of the Company and
       its subsidiaries, provided that they shall
       not represent more than 1% of the share capital;
       the nominal amount of the capital increases
       which would be realized in accordance with
       the present delegation, shall count against
       the ceiling set forth in the resolution number
       9 of the present meeting;  Authority is given
       for a period of 38 months ; and authorize the
       Board of Directors to take all necessary measures
       and accomplish all necessary formalities

O.16   Authorize the Board of Directors, in substitution         Mgmt          For                            *
       of all and any earlier authorities, to reduce
       the share capital by canceling the Company
       s self detained shares, in connection with
       a Stock Repurchase Plan, provided that the
       total number of shares cancelled in the 24
       months does not exceed 10% of the share capital;
       Authority is given for a period of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.17   Grant all powers to the bearer of a copy or               Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registration prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 SAP AG SYSTEME ANWENDUNGEN PRODUKTE IN DER DATENVERARBEITUNG, WALLDORF/BADEN                Agenda Number:  700679345
--------------------------------------------------------------------------------------------------------------------------
        Security:  D66992104
    Meeting Type:  OGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  DE0007164600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No vote

1.     Receive the financial statements and annual               Mgmt          For                            *
       report for the FY 2004 with the report of the
       Supervisory Board, the Group financial statements
       and Group annual report

2.     Approve the appropriation of the distribution             Mgmt          For                            *
       of the profit of EUR 1,351,306,027.78 as follows
       : payment of a divided EUR 1.10 per entitled
       share the remainder shall be carried forward
       ex-dividend and payable date 13 MAY 2005

3.     Ratify the acts of the board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.     Appoint KPMG Deutsche Treuhand-Gesellschaft               Mgmt          For                            *
       AG, Frankfurt/Berlin as the Auditors for the
       FY 2005

6.     Elect Dr. Erhard Schipporeit as Officer for               Mgmt          For                            *
       the Supervisory Board

7.     Amend the Article of Association as follows:              Mgmt          For                            *
       Section 4(1), the increase of the share capital
       to EUR 316,003,600 due to converted and option
       rights having been exercised Section 4(5),
       regarding the revocation of the contingent
       capital IIa Section 4(7), regarding the reduction
       of the contingent capital III a to EUR 9,384,974

8.     Amend Section 1(1) of the Article of Association          Mgmt          For                            *
       regarding the Company's name being changed
       to SAP AG

9.     Amend the Articles of Association in connection           Mgmt          For                            *
       with the new German Law on Corporate Integrity
       and Modernization of the right to set aside
       resolutions of shareholders meetings as follows:
       Section 3 regarding announcements of the Company
       being published in the Electronic Federal Gazette
       or on the Company's website; Section 17(3),
       regarding shareholders' meetings being convened
       no later than 30 days prior to the day by which
       shareholders are required to register to attend
       the shareholders meeting; Section 18, regarding
       shareholders intending to attend the shareholders'
       meeting being obliged to register 7 days prior
       to the shareholders meeting and to provide
       a proof  in German or English  of their entitlement
       to attend the shareholders meeting or to exercise
       their voting rights, Section 20(2), regarding
       the Chairman of the shareholders meeting being
       authorized to limit the time for questions
       and answers at shareholders meetings

10.    Approve to renovate the authorized capital,               Mgmt          For                            *
       creation of new authorized capital and the
       correspondence amendments to the Articles of
       Association; the existing authorized capital
       I and II shall be revoked; authorize the Board
       of Managing Directors with the consent of the
       Supervisory Board, to increase the share capital
       by up to EUR 60,000,000 through the issue of
       new voting ordinary shares against payment
       in cash, on or before 11 MAY 2010  authorized
       capital I ; shareholders shall be granted subscription
       rights except for residual amounts; authorize
       the Board of Managing Directors with the consent
       of the Supervisory Board, to increase the share
       capital by up to EUR 60,000,000 through the
       issue of new voting ordinary shares against
       payment in cash, on or before 11 MAY 2010
       authorized capital I ; shareholders subscription
       rights may be excluded for the residual amounts,
       for a capital increase of up to 10% of the
       share capital against cash payment if the shares
       are issued at a price not materially below
       their market price and of the issue of shares
       against payment in kind

11.    Authorize the Board of Managing Directors to              Mgmt          For                            *
       acquire shares of the Company of up to EUR
       30,000,000 through the stock exchange at a
       price neither more than 10%; above nor more
       than 20% below, the market price of the shares,
       or by way of repurchase offer at a price not
       deviating more than 20%, from the market price
       of the shares, on or before 31 OCT 2006; authorize
       the Board of Managing Directors to sell the
       shares on the stock exchange and to offer them
       the share holder for subscription; the Board
       shall be authorized to dispose of the shares
       in another manner if they are sold at a price
       not materially below their market price, to
       use the shares for acquisition proposes or
       within the scope of the Company Stock Option
       and Long Term Incentive Plans and to retire
       the shares retire the shares

12.    Authorize the Board of Managing Directors to              Mgmt          For                            *
       use call and put options for the purpose of
       the acquisition of own shares as per item 11
       entitled to vote are those shareholders whose
       shares are blocked with us from 04 MAY 2005,
       until the close of the meeting

       PLEASE NOTE THAT THE ENGLISH AGENDA HAS BEEN              Non-Voting    No vote
       CODED FIRST. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SAPPI LTD                                                                                   Agenda Number:  700628413
--------------------------------------------------------------------------------------------------------------------------
        Security:  S73544108
    Meeting Type:  AGM
    Meeting Date:  07-Mar-2005
          Ticker:
            ISIN:  ZAE000006284
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            *
       for the YE SEP 2004

2.     Approve to confirm the appointment of the Directors       Mgmt          For                            *
       Mr. J.E. Healey and Mr. B. Radebe, appointed
       subsequent to the last AGM

3.1    Re-elect Mr. D.C. Brink as a Director, who retires        Mgmt          For                            *
       in terms of the Company s Articles of Association

3.2    Re-elect Mr. M. Feldberg as a Director, who               Mgmt          For                            *
       retires in terms of the Company s Articles
       of Association

3.3    Re-elect Mr. W. Pfarl as a Director, who retires          Mgmt          For                            *
       in terms of the Company s Articles of Association

3.4    Re-elect Mr. F.A. Sonn as a Director, who retires         Mgmt          For                            *
       in terms of the Company s Articles of Association

4.S.1  Authorize the Company and/or any of its subsidiaries,     Mgmt          For                            *
       in terms of Company s Articles of Association,
       to acquire shares issued by the Company, on
       the open market of JSE, in terms of Sections
       85 and 89 of the Companies Act 61 of 1973
       the Act  and of the Listing Requirements of
       the JSE Securities Exchange South Africa  JSE
       , not exceeding in aggregate 20% of the Company
       s shares in issue in any 1 FY, at a price of
       no more than 10% of the weighted average market
       value of such shares over the previous 5 business
       days;  Authority expires the earlier of the
       next AGM or 15 months ; a press announcement
       will be published when the Company has acquired,
       on a cumulative basis, 3% of the number of
       the shares in issue and for each subsequent
       3% purchased thereafter

4.O.1  Adopt the Sappi Limited Performance Share Incentive       Mgmt          Against                        *
       Plan as specified

4.O.2  Authorize any subsidiary of the Sappi Limited             Mgmt          Against                        *
       Sappi   Subsidiary , subject to the provisions
       of the Companies Act 61 of 1973 and the Listing
       Requirements of JSE, to sell at the price at
       which the participant or Executive and Manager
       is allowed to acquire Sappi shares and transfer
       to: a) The Sappi Limited Share Incentive Scheme
       and, subject to the passing of Resolution 4.O.1,
       The Sappi Limited Performance Share Incentive
       Plan  collectively the Schemes  those numbers
       of Sappi shares repurchased by that Subsidiary
       but not exceeding 22,500,000, being the maximum
       number of Sappi shares available to the Schemes
       as may be required by the Schemes when a participant
       to whom the Sappi shares will be allocated
       has been identified; b) Executives and Managers
       of Sappi that number of the Sappi shares repurchased
       by that Subsidiary as may be required to satisfy
       the requirements of the employment contracts
       in terms of which Sappi shares are awarded
       to Executives and Managers

4.O.3  Approve to place 24,000,000 of the total of               Mgmt          Against                        *
       the authorized but unissued shares in the capital
       of the Company namely 85,928,108 Sappi shares
       and 7,000,000 Sappi shares repurchased by a
       Subsidiary of Sappi under the control of the
       Directors and authorize the Directors, subject
       to Section 221 and 222 of the Companies Act
       61, of 1973, and Listing Requirements of the
       JSE Securities Exchange South Africa, to issue
       and allot all or part of that total of Sappi
       shares

4.O.4  Approve, with effect from 01 OCT 2004, the remuneration   Mgmt          For                            *
       of the Non-Executive Directors as specified

4.O.5  Authorize any Director of the Company to sign             Mgmt          For                            *
       all such documents and to do all such things
       as may be necessary for or incidental to the
       implementation of the resolutions passed at
       the 2004 AGM

5.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SASOL LTD                                                                                   Agenda Number:  700605706
--------------------------------------------------------------------------------------------------------------------------
        Security:  803866102
    Meeting Type:  AGM
    Meeting Date:  30-Nov-2004
          Ticker:
            ISIN:  ZAE000006896
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            *
       of the Company and of the Group for the YE
       30 JUN 2004 together with the reports of the
       Directors and the Auditors

2.1    Re-elect Mr. P du P Kruger as a Director, who             Mgmt          For                            *
       retires in terms of Articles 75(d) and 75(e)
       of the Company s Articles of Association

2.2    Re-elect Mr. E le R Bradley as a Director, who            Mgmt          For                            *
       retires in terms of Articles 75(d) and 75(e)
       of the Company s Articles of Association

2.3    Re-elect Mr. B.P. Connellan as a Director, who            Mgmt          For                            *
       retires in terms of Articles 75(d) and 75(e)
       of the Company s Articles of Association

2.4    Re-elect Mr. L.P.A. Davies as a Director, who             Mgmt          For                            *
       retires in terms of Articles 75(d) and 75(e)
       of the Company s Articles of Association

2.5    Re-elect Mr. J.E. Schrempp as a Director, who             Mgmt          For                            *
       retires in terms of Articles 75(d) and 75(e)
       of the Company s Articles of Association

3.     Re-appoint KMPG Inc as the Auditors                       Mgmt          For                            *

4.S1   Authorize the Directors of the Company or any             Mgmt          For                            *
       of its subsidiaries, subject to the provisions
       of the Companies Act 1973 and subject to the
       rules and requirements of the JSE, to repurchase
       shares in terms of this authority be effected
       through the order book operated by the JSE
       trading system and done without any prior understanding
       or arrangement between the Company and the
       counter-party and such repurchases being effected
       by 1 appointed agent of the Company at any
       time and may only be effected if after the
       repurchase the Company still complies with
       the minimum spread requirement of the JSE,
       at the maximum of 10% of the Company s issued
       ordinary share capital of the shares in the
       applicable class and any acquisition price
       of not more than 10% above the weighted average
       market value of the shares for the 5 business
       days;  Authority expires the earlier of the
       next AGM or 15 months ; a paid press announcement
       will be published when the Company or its subsidiaries
       have cumulative repurchased 3% of the shares
       in issue at the time the authority was given

5.O1   Approve to place the unalloted and unissued               Mgmt          For                            *
       shares under the control of the Directors and
       authorize the Directors, to allot and issue
       such shares as they deem fit, subject to the
       provision that the aggregate number of ordinary
       shares to be allotted and issued in terms of
       this resolution shall be limited to 5% of the
       number of ordinary shares in issue at 30 NOV
       2004 and subject to the terms and provisions
       of the Companies Act 1973 and the rules and
       requirements of the JSE and of the Securities
       Regulation Panel

6.O2   Approve to pay the revised annual fees to the             Mgmt          For                            *
       Non-Executive Directors of the Company with
       retroactive effect from 01 JUL 2004 as specified

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700560736
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  AGM
    Meeting Date:  23-Jul-2004
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report and the accounts for            Mgmt          For                            *
       the YE 31 MAR 2004

2.     Approve the remuneration report included in               Mgmt          For                            *
       the annual report and the accounts for the
       YE 31 MAR 2004

3.     Elect Mr. Vicky Bailey as a Director                      Mgmt          For                            *

4.     Elect Mr. Philip Carroll as a Director                    Mgmt          For                            *

5.     Elect Mr. Judi Johansen as a Director                     Mgmt          For                            *

6.     Elect Mr. Simon Lowth as a Director                       Mgmt          For                            *

7.     Elect Mr. Nancy Wilgenbusch as a Director                 Mgmt          For                            *

8.     Re-elect Mr. Euan Baird as a Director                     Mgmt          For                            *

9.     Re-elect Mr. Ian Russell as a Director                    Mgmt          For                            *

10.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Company s Auditors until the next AGM and authorize
       the Directors to set the remuneration of the
       Auditors

11.    Authorize the Company to make donations to EU             Mgmt          For                            *
       political organizations and to incur EU political
       expenditure not exceeding GBP 100,000 in total
       during the period ending on 23 JUL 2005 or,
       if earlier, on the date of the Company s AGM
       in 2005

S.12   Authorize the Directors, pursuant to Section              Mgmt          For                            *
       95 of the Companies Act 1985, to allot equity
       securities  Section 94(2) of the Act  for cash
       relying on the authority given by shareholders
       on 28 JUL 2000, disapplying the statutory pre-emption
       rights  Section 89(1) of the Act , provided
       that this power is limited: a) to the allotment
       of equity securities in connection with a rights
       issue or other offer or invitation in favor
       of the holders of ordinary shares; b) up to
       an aggregate nominal amount of GBP 46,499,936;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 23 JUL 2005
       ; and the Company may make an offer or agreement
       which would or might require equity securities
       to be allotted after the power conferred by
       this resolution ends and the Directors may
       allot equity securities under such an offer
       or agreement as if this power had not ended

S.13   Authorize the Company, to make market purchases           Mgmt          For                            *
       Section 163(3) of the Companies Act 1985
       of up to 185,999,745 ordinary shares of 50p
       each, at a minimum price of 50p and not more
       than 5% above the average market value for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the next AGM of the Company or
       23 JUL 2005 ; the Company may make a contract
       before the authority ends to purchase ordinary
       shares where the purchase would or might be
       executed wholly or partly after the authority
       ends

S.14   Amend the Articles of Association, by deleting            Mgmt          For                            *
       the definitions of  Crest Member ,  ScottishPower
       UK ,  Special Share  and  Special Shareholder
       in Article 2; by deleting the words in Article
       51.(A) and replacing with new word; by deleting
       Article 7; by deleting the last sentence of
       Article 8.(B); by deleting Article 51; by the
       addition of few words as the second sentence
       of Article 81.(D); by replacing the words in
       brackets in the first sentence of Article 139.(C);
       by adding words in the second sentence of Article
       139.(C); by deleting the word in the final
       sentence of Article 139.(C); and by deleting
       some words, together with the corresponding
       Article reference in each case, in the index




--------------------------------------------------------------------------------------------------------------------------
 SEIKO EPSON CORPORATION                                                                     Agenda Number:  700729758
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7030F105
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  JP3414750004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Final Dividend          Mgmt          For                            *
       JY 13

2.     Approve Payment of Bonuses to Directors and               Mgmt          For                            *
       Statutory Auditors

3.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 SEKISUI HOUSE LTD                                                                           Agenda Number:  700686655
--------------------------------------------------------------------------------------------------------------------------
        Security:  J70746136
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2005
          Ticker:
            ISIN:  JP3420600003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   9, Final
       JY 9, Special JY 0

2      Amend Articles to: Authorize Public Announcements         Mgmt          For                            *
       in Electronic Format

3      Appoint Internal Statutory Auditor                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANS & TRADING PLC                                                                   Agenda Number:  700732010
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703104
    Meeting Type:  OGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  GB0008034141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the Company s annual accounts for the               Mgmt          For                            *
       FYE 31 DEC 2004 together with the last Directors
       report and the Auditors  report on those accounts
       and the auditable part of the remuneration
       report

2.     Approve the remuneration report for the YE 31             Mgmt          For                            *
       DEC 2004

3.     Elect Mr. Peter Voser as a Director                       Mgmt          For                            *

4.     Re-elect Sir Peter Job as a Director retiring             Mgmt          For                            *
       by rotation

5.     Re-elect Mr. Lord Oxburgh as a Director retiring          Mgmt          For                            *
       by virtue of age

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company

7.     Authorize the Board to settle the remuneration            Mgmt          For                            *
       of the Auditors of the Company

S.8    Authorize the Company, to make market purchases           Mgmt          For                            *
       as specified in Section 163 of the Companies
       Act 1985  of up to 480,000,000 ordinary shares
       of 25p each in the capital of the Company,
       at a minimum price of 25p and not more than
       5% above the average of the middle market quotations
       for such shares derived from the London Stock
       Exchange Daily Official List, for the 5 business
       days preceding the date of purchase;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company in 2006 or 30 JUN 2006 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

9.     Approve the Long-Term Incentive Plan  LLTP                Mgmt          For                            *
       to be constituted by the draft rules produced
       to the meeting  and, for the purpose of identification,
       initialed by the Chairman   subject to such
       modification as the Directors may consider
       necessary or desirable to take account of any
       applicable statutory or regulatory requirements
       or prevailing practice  and that subject to
       the requisite majority of shareholders of Royal
       Dutch Petroleum Company the LTIP, authorize
       the Directors to take all the actions that
       they consider necessary, desirable or expedient
       (1) to implement and establish the LTIP and
       (2) to implement and establish further Plans
       based on the LTIP modified to take account
       of local tax, exchange controls or Securities
       Laws in overseas territories, provided that
       any shares made available under such further
       Plans are treated as counting against any limits
       on individual or overall participation under
       the LTIP

10.    Approve the Deferred Bonus Plan  DBP  to be               Mgmt          For                            *
       constituted by the draft rules produced to
       the meeting  and, for the purpose of identification,
       initialed by the Chairman   subject to such
       modification as the Directors may consider
       necessary or desirable to take account of any
       applicable statutory or regulatory requirements
       or prevailing practice  and that subject to
       the requisite majority of shareholders of Royal
       Dutch Petroleum Company the DBP, authorize
       the Directors to take all the actions that
       they consider necessary, desirable or expedient
       (1) to implement and establish the DBP and
       (2) to implement and establish further Plans
       based on the DBP modified to take account of
       local tax, exchange controls or Securities
       Laws in overseas territories, provided that
       any shares made available under such further
       Plans are treated as counting against any limits
       on individual or overall participation under
       the DBP

11.    Approve the Restricted Share Plan  RSP  to be             Mgmt          For                            *
       constituted by the draft rules produced to
       the meeting  and, for the purpose of identification,
       initialed by the Chairman   subject to such
       modification as the Directors may consider
       necessary or desirable to take account of any
       applicable statutory or regulatory requirements
       or prevailing practice  and that subject to
       the requisite majority of shareholders of Royal
       Dutch Petroleum Company the RSP, authorize
       the Directors to take all the actions that
       they consider necessary, desirable or expedient
       (1) to implement and establish the RSP and
       (2) to implement and establish further Plans
       based on the RSP modified to take account of
       local tax, exchange controls or Securities
       Laws in overseas territories, provided that
       any shares made available under such further
       Plans are treated as counting against any limits
       on individual or overall participation under
       the RSP




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANS & TRADING PLC                                                                   Agenda Number:  700728617
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703104
    Meeting Type:  CRT
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  GB0008034141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve a scheme of arrangement pursuant to               Mgmt          For                            *
       Section 425 of the Companies Act 1985 proposed
       to be made between the   Shell  Transport and
       Trading Company, Plc  the  Company   and the
       holders of the Scheme Shares




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANS & TRADING PLC                                                                   Agenda Number:  700728922
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703104
    Meeting Type:  EGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  GB0008034141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve the capital of the Company be reduced             Mgmt          For                            *
       by cancelling and extinguishing all the first
       preference shares of GBP 1 each in the capital
       of the Company  the First Preference Shares
       , in consideration for which there shall be
       repaid to the holders of such first preference
       shares, whose names appear on the register
       of members as such at the dose of business
       on the day preceding the effective date of
       the said reduction of capital, an amount per
       first preference share calculated as the aggregate
       of the capital paid up on such share together
       with: (A) a premium being the amount, if any,
       of the excess over the capital paid up thereon
       of the average of the means of the daily quotations
       of such share published in the Stock Exchange
       Daily Official List during the 6 months immediately
       preceding the relevant date  the relevant date
       being the date determined in accordance with
       Article 5(3) of the Articles of Association
       of the Company  after deducting from the mean
       on each day an amount equal to all unpaid arrears
       of the fixed dividend thereon  whether earned
       or declared or not  down to the last preceding
       dividend payment date referred to in Article
       4(1) of the Articles of Association of the
       Company  save that in respect of any day during
       the 6 months immediately preceding the relevant
       date for which no quotations for such share
       were published in the Stock Exchange Daily
       Official List, there shall, for the purposes
       of this calculation, be substituted the price
       quoted by datastream, an information service
       provided by Thomson Financial, in respect of
       that day); and (B) the fixed dividend thereon
       down to the date of the repayment of the capital

S.2    Approve that, conditional on the passing of               Mgmt          For                            *
       Resolution 1 above, that the capital of the
       Company be reduced by cancelling and extinguishing
       all the second preference shares of GBP 1 each
       in the capital of the Company  the second preference
       shares , in consideration for which there shall
       be repaid to the holders of such second preference
       shares, whose names appear on the register
       of members as such at the close of business
       on the day preceding the effective date of
       the said reduction of capital, an amount per
       second preference share calculated as the aggregate
       of the capital paid up on such share together
       with: (A) a premium being the amount, if any,
       of the excess over the capital paid up thereon
       of the average of the means of the daily quotations
       of such share published in the Stock Exchange
       Daily Official List during the 6 months immediately
       preceding the relevant date  the relevant date
       being the date determined in accordance with.
       Article 5(3) of the Articles of Association
       of the Company  after deducting from the mean
       oil each day an amount equal to all unpaid
       arrears of the fixed dividend thereon  whether
       earned or declared or not  down to the last
       preceding dividend payment date referred to
       in Article 4(1) of the Articles of Association
       of the Company; and (B) the fixed dividend
       thereon down to the date of the repayment of
       the capital

S.3    Approve the modification, the addition or the             Mgmt          For                            *
       condition subject to the Scheme of arrangement
       dated 19 MAY 2005 between the Company and the
       holders of Scheme shares  as specified in the
       Scheme of arrangement , in its original form
       or imposed by the High Court  the Scheme ,
       and authorize the Directors of the Company
       to take all such action as they consider necessary
       or appropriate for carrying the Scheme into
       effect; for the purpose of giving effect to
       the Scheme in its original form or imposed
       by the High Court, the issued share capital
       of the Company be reduced by cancelling and
       extinguishing all the Scheme shares; approve
       the forthwith and the contingent reduction
       of the capital set out in this resolution above
       taking effect: A) the authorized share capital
       of the Company shall be increased by: i) the
       creation of such number of ordinary shares
       of 25 pence each as shall be equal to the aggregate
       number of Scheme shares cancelled pursuant
       to this resolution above less one; and (ii)
       amend the creation of 1 dividend access share
       of 25 pence having the rights attaching to
       it as set out in the Articles of Association
       of the Company in accordance with this resolution
       the Dividend Access Share ; and B) the Company
       shall apply the reserve arising as a result
       of the cancellation of the Scheme Shares in
       paying up in full at par: i) the ordinary shares
       of 25 pence each created pursuant to this resolution
       i) above and such ordinary shares be allotted
       and issued, credited as fully paid and free
       from all liens, charges, encumbrances, rights
       of pre-emption or any other third party rights
       of any nature whatsoever, to Royal Dutch Shell
       and/or its nominee(s); and ii) the dividend
       access share and such dividend access share
       shall be allotted and issued, credited as fully
       paid and free from all liens, charges, encumbrances,
       rights of pre-emption or any other third party
       rights of any nature whatsoever, to Hill Samuel
       Offshore Trust Company Limited in its capacity,
       as Trustee of the dividend access Trust; and
       authorize the Directors of the Company, pursuant
       to and in accordance with Section 80 of the
       Companies Act, to allot the ordinary shares
       of 25 pence each created pursuant to this resolution
       above and the Dividend Access Share, provided
       that: A) this authority shall be without prejudice
       to any subsisting authority conferred on the
       Directors of the Company under the said Section
       80; B) the maximum number of shares which may
       be allotted hereunder is the number of shares
       created pursuant to Paragraph 3.3(A) above;
       and C) this authority shall expire at the conclusion
       of the next AGM of the Company after the passing
       of the resolution; and amend Articles 5 A ,
       60 A  and 168 as new Articles of the Company




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANSPORT & TRADING COMPANY, P                                                        Agenda Number:  932361102
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703609
    Meeting Type:  Special
    Meeting Date:  28-Jun-2005
          Ticker:  SC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

C1     TO APPROVE THE SCHEME OF ARRANGEMENT                      Mgmt          For                            For

E1     CANCELLATION OF THE FIRST PREFERENCE SHARES               Mgmt          For                            For

E2     CANCELLATION OF THE SECOND PREFERENCE SHARES              Mgmt          For                            For

E3     SCHEME OF ARRANGEMENT                                     Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHELL TRANSPORT & TRADING COMPANY, P                                                        Agenda Number:  932361227
--------------------------------------------------------------------------------------------------------------------------
        Security:  822703609
    Meeting Type:  Annual
    Meeting Date:  28-Jun-2005
          Ticker:  SC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT & ACCOUNTS                      Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     ELECTION OF PETER VOSER                                   Mgmt          For                            For

04     RE-ELECTION OF SIR PETER JOB*@#                           Mgmt          For                            For

05     RE-ELECTION OF LORD OXBURGH@#                             Mgmt          For                            For

06     REAPPOINTMENT OF AUDITORS                                 Mgmt          For                            For

07     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

08     SPECIAL RESOLUTION TO AUTHORIZE SHARE PURCHASES           Mgmt          For                            For

09     APPROVAL OF THE LONG-TERM INCENTIVE PLAN                  Mgmt          For                            For

10     APPROVAL OF DEFERRED BONUS PLAN                           Mgmt          For                            For

11     APPROVAL OF RESTRICTED SHARE PLAN                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SHINHAN FINANCIAL GROUP CO LTD                                                              Agenda Number:  700648061
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7749X101
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2005
          Ticker:
            ISIN:  KR7055550008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements: expected cash           Mgmt          For                            *
       dividend: KRW 750

2.1    Elect Mr. Byung Joo Kim as a Specialized Outside          Mgmt          For                            *
       Director

2.2    Elect Mr. Il Sub Kim as a Specialized Outside             Mgmt          For                            *
       Director

2.3    Elect Mr. Sang Yoon Lee as a Specialized Outside          Mgmt          For                            *
       Director

2.4    Elect Mr. Yoon Soo Yoon as a Specialized Outside          Mgmt          For                            *
       Director

2.5    Elect Mr. Si Yul Yoo as a Specialized Outside             Mgmt          For                            *
       Director

2.6    Elect Mr. Byung Hun Park as a Outside Director            Mgmt          For                            *

2.7    Elect Mr. Dong Hyun Kwon as a Outside Director            Mgmt          For                            *

2.8    Elect Mr. Young Hoon Choi as a Outside Director           Mgmt          For                            *

2.9    Elect Mr. Si Jong Kim as a Outside Director               Mgmt          For                            *

2.10   Elect Mr. Raynics as a Outside Director                   Mgmt          For                            *

3.1    Elect Mr. Il Sub Kim as a Member of the Auditors          Mgmt          For                            *
       Committee

3.2    Elect Mr. Sang Yoon Lee as a Member of the Auditors       Mgmt          For                            *
       Committee

3.3    Elect Mr. Dong Hyun Kwon as a Member of the               Mgmt          For                            *
       Auditors  Committee

3.4    Elect Mr. Si Jong Kim as a Member of the Auditors         Mgmt          For                            *
       Committee

3.5    Elect Mr. Young Suk Choi as a Member of the               Mgmt          For                            *
       Auditors  Committee

4.     Approve the remuneration limit for the Directors          Mgmt          For                            *

5.     Approve the stock option for staff of Shinhan             Mgmt          For                            *
       Financial Group and subsidiary Companies




--------------------------------------------------------------------------------------------------------------------------
 SHINSEGAE CO LTD                                                                            Agenda Number:  700644710
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y77538109
    Meeting Type:  AGM
    Meeting Date:  04-Mar-2005
          Ticker:
            ISIN:  KR7004170007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, the income statement           Mgmt          For                            *
       and the statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendment to the Articles             Mgmt          Against                        *
       of Incorporation - additional business objectives:
       Nonstore Retailing, Tele Marketing and E-Commerce

3.1    Elect Mr. Kyung Sang Lee as the Director of               Mgmt          For                            *
       Shinsegae

3.2    Elect Mr. Alasdair G. Nagle as the Director               Mgmt          For                            *
       of Shinsegae

4.1    Elect Mr. Seok Hwan Park as the Outside Director          Mgmt          For                            *
       of Shinsegae who will be a Member of the Auditors
       Committee

4.2    Elect Mr. Young Soo Han, the Executive Director           Mgmt          For                            *
       of Korean International Trade Association,
       as the Outside Director who will be the Member
       of the Auditors  Committee

5.     Elect Mr. Won Il Kang, the Outside Director               Mgmt          For                            *
       of Shinsegae, as a Member of the Auditors
       Committee

6.     Approve the remuneration limit for the Directors          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 SHIONOGI & CO LTD                                                                           Agenda Number:  700740598
--------------------------------------------------------------------------------------------------------------------------
        Security:  J74229105
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3347200002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY   4.25, Final
       JY 7.75, Special JY 0

2.1    Elect Director                                            Mgmt          For                            *

2.2    Elect Director                                            Mgmt          For                            *

2.3    Elect Director                                            Mgmt          For                            *

2.4    Elect Director                                            Mgmt          For                            *

2.5    Elect Director                                            Mgmt          For                            *

3      Appoint Internal Statutory Auditor                        Mgmt          For                            *

4      Approve Retirement Bonus for Statutory Auditor            Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 SIAM CEMENT PUBLIC CO LTD (FORMERLY SIAM CEMENT CO LTD)                                     Agenda Number:  700636713
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7866P147
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2005
          Ticker:
            ISIN:  TH0003010Z12
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the eleventh OGM of shareholders   Mgmt          For                            *

2.     Acknowledge the Company s operating results               Mgmt          For                            *
       for the year 2004

3.     Approve the balance sheet and the profit and              Mgmt          For                            *
       loss statement for the FYE 31 DEC 2004

4.     Approve the allocation of profits for 2004 and            Mgmt          For                            *
       the dividend payment

5.     Elect the Directors in replacement for the Directors      Mgmt          For                            *
       who are due to retire by rotation

6.     Appoint the Auditors and approve to determine             Mgmt          For                            *
       the Auditor s remuneration for the year 2005

7.     Approve the amendment to the Company s regulations        Mgmt          For                            *
       regarding the acquisition and disposition of
       assets of the listed Companies to comply with
       the notification of the Stock Exchange of Thailand
       governing the entering into the disclosure
       of information and Act of listed Companies
       concerning the acquisition and disposition
       of assets, 2004, by adding the additional Clause
       57

8.     Acknowledge the remuneration of the Board of              Mgmt          For                            *
       Directors

9.     Other business                                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TELECOMMUNICATIONS LTD                                                            Agenda Number:  700566029
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79985126
    Meeting Type:  AGM
    Meeting Date:  29-Jul-2004
          Ticker:
            ISIN:  SG1A62000819
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            *
       FYE 31 MAR 2004 and the Directors  Report and
       the Auditors  Report thereon

2.     Declare a first and final dividend of 42% or              Mgmt          For                            *
       6.4 cents per share less income tax in respect
       of the FYE 31 MAR 2004

3.     Re-elect Mr. Paul Chan Kwai Wah as the Director           Mgmt          For                            *
       who retire by rotation in accordance with Article
       97 of the Company s Articles of Association

4.     Re-elect Mr. John Powell Morschel as the Director         Mgmt          For                            *
       who retire by rotation in accordance with Article
       97 of the Company s Articles of Association

5.     Re-elect Mr. Chumpol NaLamlieng as the Director           Mgmt          For                            *
       who retire by rotation in accordance with Article
       97 of the Company s Articles of Association

6.     Re-elect Mr. Jackson Peter Tai as the Director            Mgmt          For                            *
       who retire by rotation in accordance with Article
       97 of the Company s Articles of Association

7.     Re-elect Mr. Graham John Bradley as the Directors         Mgmt          For                            *
       who cease to hold office in accordance with
       Article 103 of the Company s Articles of Association

8.     Re-elect Mr. Deepak S. Parekh as the Directors            Mgmt          For                            *
       who cease to hold office in accordance with
       Article 103 of the Company s Articles of Association

9.     Approve Directors  fees payable by the Company            Mgmt          For                            *
       of SGD1,059,501 for the FYE 31 MAR 2004

10.    Appoint the Auditors and authorize the Directors          Mgmt          For                            *
       to fix their remuneration

       Transact any other business of an AGM                     Non-Voting    No vote

11.    a) Authorize the Directors to: (i) (a) issue              Mgmt          Against                        *
       shares in the capital of the Company   shares
       whether by way of rights, bonus or otherwise;
       and/or (b) make or grant offers, agreements
       or options  collectively,  Instruments   that
       might or would require shares to be issued,
       including but not limited to the creation and
       issue of warrants, debentures or other instruments
       convertible into shares, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; and (ii)
       issue shares in pursuance of any Instrument
       made or granted by the Directors while this
       Resolution was in force, provided that: (1)
       the aggregate number of shares to be issued
       pursuant to this Resolution  including shares
       to be issued in pursuance of Instruments made
       or granted pursuant to this Resolution  does
       not exceed 50% of the issued share capital
       of the Company  as calculated in accordance
       with sub-paragraph (2) below , of which the
       aggregate number of shares to be issued other
       than on a pro rata basis to shareholders of
       the Company  including shares to be issued
       in pursuance of Instruments made or granted
       pursuant to this Resolution  does not exceed
       15% of the issued share capital of the Company
       as calculated in accordance with sub-paragraph
       (2) below ; (2) subject to such manner of calculation
       as may be prescribed by the Singapore Exchange
       Securities Trading Limited ( SGX-ST ) for the
       purpose of determining the aggregate number
       of shares that may be issued under sub-paragraph
       (1) above, the percentage of issued share capital
       shall be based on the issued share capital
       of the Company at the time this Resolution
       is passed, after adjusting for: (i) new shares
       arising from the conversion or exercise of
       any convertible securities or share options
       or vesting of share awards which are outstanding
       or subsisting at the time this Resolution is
       passed; and (ii) any subsequent consolidation
       or subdivision of shares; (3) in exercising
       the authority conferred by this Resolution,
       the Company shall comply with the provisions
       of the Listing Manual of the SGX-ST and the
       rules of any other stock exchange on which
       the shares of the Company may for the time
       being be listed or quoted   Other Exchange
       for the time being in force  unless such
       compliance has been waived by the SGX-ST or,
       as the case may be, the Other Exchange  and
       the Articles of Association for the time being
       of the Company; and (4)authority expires earlier
       the conclusion of the next Annual General Meeting
       of the Company or the date by which the next
       Annual General Meeting of the Company is required
       by Law to be held

12.    Authorize the Directors to allot and issue from           Mgmt          For                            *
       time to time such number of shares in the capital
       of the Company as required to be issued pursuant
       to the exercise of options under the Singapore
       Telecom Share Option Scheme 1999  the  1999
       Scheme  , provided that the aggregate number
       of shares to be issued pursuant to the 1999
       Scheme and the SingTel Performance Share Plan
       shall not exceed 10% of the issued share capital
       of the Company

13.    Authorize the Directors to grant awards in accordance     Mgmt          For                            *
       with the provisions of the SingTel Performance
       Share Plan  the  Plan   and to allot and issue
       from time to time such number of fully paid-up
       shares in the capital of the Company as may
       be required to be issued pursuant to the vesting
       of awards under the Plan, provided always that
       the aggregate number of shares to be issued
       pursuant to the 1999 Scheme and the Plan shall
       not exceed 10% of the issued share capital
       of the Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TELECOMMUNICATIONS LTD                                                            Agenda Number:  700566031
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79985126
    Meeting Type:  EGM
    Meeting Date:  29-Jul-2004
          Ticker:
            ISIN:  SG1A62000819
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the participation by the relevant person          Mgmt          For                            *
       in the relevant period as specified in the
       SingTel Performance Share Plan, for the purposes
       of Listing Rule 10.14 of the Listing Rules
       of Australian Stock Exchange Limited, on the
       specified terms and conditions

2.     Authorize the Directors of the Company, for               Mgmt          For                            *
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  Companies Act ,
       to purchase or otherwise acquire issued ordinary
       shares of SGD 0.15 each in the capital of the
       Company  ordinary shares  not exceeding in
       aggregate the prescribed limit  as hereinafter
       defined , whether by way of: i) market purchase(s)
       on the Singapore Exchange Securities Trading
       Limited  SGX-ST  or any other stock exchange
       on which the ordinary shares may for the time
       being be listed or quoted  other exchange ;
       and/or ii) off-market purchase(s)  if effected
       otherwise than on the SGX-ST or, as the case
       may be, other exchange  in accordance with
       any equal access scheme(s) as may be determined
       or formulated by the Directors as they consider
       fit, which Scheme(s) shall satisfy all the
       conditions prescribed by the Companies Act,
       and otherwise in accordance with all other
       laws and regulations and rules of the SGX-ST
       or, as the case may be, other exchange as may
       for the time being be applicable, be and is
       hereby authorized and approved generally and
       unconditionally  Share Purchase Mandate ;
       authority expires the earlier of the date on
       which the next AGM of the Company is held;
       and the date by which the next AGM of the Company
       is required by law to be held ; and the Directors
       of the Company and/or any of them be authorized
       to complete and do all such acts and things
       including executing such documents as may
       be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this resolution

S.3    Amend Articles of Association of the Company:             Mgmt          For                            *
       Articles 140, 144 and 146




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TELECOMMUNICATIONS LTD                                                            Agenda Number:  700566055
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79985126
    Meeting Type:  EGM
    Meeting Date:  29-Jul-2004
          Ticker:
            ISIN:  SG1A62000819
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that, pursuant to article 11(a) of the            Mgmt          For                            *
       Articles of Association of the Company and
       subject to the confirmation of the High Court
       of the Republic of Singapore: (1) reduction
       of issued and paid-up share capital (a) (i)
       the issued and paid-up share capital of the
       Company of a maximum of SGD 2,709,748,219.65
       comprising a maximum of 18,064,988,131 ordinary
       shares of SGD 0.15 each (the  shares ) be reduced
       by a maximum of SGD 193,553,444.25, (ii) such
       reduction be made out of the contributed capital
       (as hereinafter defined) of the Company and
       be effected by canceling, subject to the rounding-up
       (as defined in sub-Paragraph (b) below), one
       share for every 14 shares (the  reduction ratio
       ) held by or on behalf of the relevant shareholders
       (as hereinafter defined) as at a books closure
       date to be determined by the Directors (the
       books closure date ), and (iii) forthwith
       upon such reduction taking effect, the maximum
       sum of SGD 193,553,444.25 arising from such
       reduction of issued and paid-up share capital
       be returned to each relevant shareholder on
       the basis of SGD 0.15 for each share held by
       or on behalf of such relevant shareholder so
       cancelled, and (b) the number of shares proposed
       to be cancelled from each relevant shareholder
       under sub-paragraph (a) above pursuant to the
       reduction ratio be reduced by rounding-up (where
       applicable) to the nearest multiple of 10 shares
       (the  rounding-up ) the resultant number of
       shares that would have been held by or on behalf
       of each relevant shareholder following the
       proposed cancellation of shares pursuant to
       the reduction ratio; in the event that the
       resultant number of shares arising from the
       rounding-up: (i) is greater than the number
       of shares held by or on behalf of such relevant
       shareholder as at the books closure date, no
       rounding-up will be applied and the number
       of shares proposed to be cancelled from such
       relevant shareholder shall be the number of
       shares cancelled based solely on the reduction
       ratio, or (ii) is equal to the number of shares
       held or on behalf of such relevant shareholder
       as at the books closure date, no shares shall
       be cancelled from such relevant shareholder;
       Approve to reduction of share premium account
       subject to and forthwith upon the preceding
       Paragraph (1) taking effect, the sum standing
       to the credit of the share premium account
       of the Company be reduced by a maximum sum
       of SGD 2,851,687,411.95, and that such reduction
       be made out of the contributed capital of the
       Company and be effected by returning to the
       relevant shareholders SGD 2.21 in cash for
       each issued and fully paid-up share held by
       or on behalf of each relevant shareholder which
       is cancelled pursuant to the preceding Paragraph
       (1); Authorize the Directors to do all acts
       and things and to execute all such documents
       as they or he may consider necessary or expedient
       to give effect to the preceding paragraphs
       (1) and (2)




--------------------------------------------------------------------------------------------------------------------------
 SK CORP                                                                                     Agenda Number:  700646853
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80662102
    Meeting Type:  AGM
    Meeting Date:  11-Mar-2005
          Ticker:
            ISIN:  KR7003600004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 43rd (2004.1.1-2004.12.31) Balance            Mgmt          For                            *
       Sheet, the Income Statement and the Statement
       of Treatment of Surplus Funds

2.1    Elect Director Candidate, Chey, Tae-Won (nominated        Mgmt          For                            *
       by the Company) as an Inside Director

2.2    Elect Director Candidate, Kim, Jun-Ho (nominated          Mgmt          For                            *
       by the Company) as an Inside Director

3.     Approve the ceiling on compensations to Directors         Mgmt          For                            *
       to KRW 7 Billion

       PLEASE NOTE THE REVISED WORDING OF THE PROPOSALS          Non-Voting    No vote
       AND THE VOTING CUT-OFF DATE OF THE MEETING.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SK TELECOM CO., LTD.                                                                        Agenda Number:  932266655
--------------------------------------------------------------------------------------------------------------------------
        Security:  78440P108
    Meeting Type:  Annual
    Meeting Date:  11-Mar-2005
          Ticker:  SKM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE BALANCE SHEET, THE STATEMENT              Mgmt          For                            For
       OF INCOME, AND THE STATEMENT OF APPROPRIATION
       OF RETAINED EARNINGS OF THE 21ST FISCAL YEAR,
       AS SET FORTH IN THE COMPANY S AGENDA.

02     APPROVAL OF THE AMENDMENT OF THE ARTICLES OF              Mgmt          For                            For
       INCORPORATION, AS SET FORTH IN THE COMPANY
       S AGENDA.

03     APPROVAL OF THE CEILING AMOUNT OF THE REMUNERATION        Mgmt          Abstain                        Against
       OF DIRECTORS, AS SET FORTH IN THE COMPANY S
       AGENDA.

4A     APPROVAL OF THE APPOINTMENT OF DIRECTORS, AS              Mgmt          For                            For
       SET FORTH IN THE COMPANY S AGENDA.

4B     APPROVAL OF THE APPOINTMENT OF OUTSIDE DIRECTORS          Mgmt          For                            For
       WHO WILL NOT BE AUDIT COMMITTEE MEMBERS, AS
       SET FORTH IN THE COMPANY S AGENDA.

4C     APPROVAL OF THE APPOINTMENT OF OUTSIDE DIRECTORS          Mgmt          For                            For
       WHO WILL BE AUDIT COMMITTEE MEMBERS, AS SET
       FORTH IN THE COMPANY S AGENDA.




--------------------------------------------------------------------------------------------------------------------------
 SMITH & NEPHEW PLC                                                                          Agenda Number:  700666881
--------------------------------------------------------------------------------------------------------------------------
        Security:  G82343164
    Meeting Type:  AGM
    Meeting Date:  05-May-2005
          Ticker:
            ISIN:  GB0009223206
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the report and the accounts                         Mgmt          For                            *

2.     Declare a final dividend                                  Mgmt          For                            *

3.     Approve the remuneration report                           Mgmt          For                            *

4.     Re-elect Mr. John Buchanan                                Mgmt          For                            *

5.     Re-elect Mr. Brain Larcombe                               Mgmt          For                            *

6.     Re-elect Dr. Pamela Kirby                                 Mgmt          For                            *

7.     Re-appoint the Auditors                                   Mgmt          For                            *

8.     Authorize the Directors to determine the remuneration     Mgmt          For                            *
       of the Auditors

9.     Approve to renew the Directors  authority to              Mgmt          For                            *
       allot shares

S.10   Approve to renew the Directors  authority for             Mgmt          For                            *
       the disapplication of the pre-emption rights

S.11   Approve to renew the Directors  limited authority         Mgmt          For                            *
       to make market purchases of the Company s own
       shares




--------------------------------------------------------------------------------------------------------------------------
 SNECMA STE NATIONAL D ETUDE ET DE CONSTRUCTION DE MOTEURS D'                                Agenda Number:  700615644
--------------------------------------------------------------------------------------------------------------------------
        Security:  F84479108
    Meeting Type:  SGM
    Meeting Date:  15-Dec-2004
          Ticker:
            ISIN:  FR0005328747
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Verification Period:  Registered Shares: 1 to             Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws.  Bearer Shares: 6 days prior
       to the meeting date.    French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian. Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident Shareowners:
       Proxy Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Amend Article 14 of Bylaws regarding the Board            Mgmt          Against                        *
       composition - Comply with Article 8-1 of Law
       86-912 of 06 AUG 1986 pending completion of
       Sagem s Tender Offer on SNECMA

2.     Grant authority for filling of requiring documents/other  Mgmt          Against                        *
       formalities




--------------------------------------------------------------------------------------------------------------------------
 SOCIETE GENERALE                                                                            Agenda Number:  700702978
--------------------------------------------------------------------------------------------------------------------------
        Security:  F43638141
    Meeting Type:  MIX
    Meeting Date:  09-May-2005
          Ticker:
            ISIN:  FR0000130809
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       220981 DUE TO CHANGE IN THE MEETING DATE AND
       ADDITIONAL RESOLUTION. ALL VOTES RECEIVED ON
       THE PREVIOUS MEETING WILL BE DISREGARDED AND
       YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

O.1    Acknowledge the report of the Board of Directors          Mgmt          For                            *
       and the general report of the Statutory Auditors;
       and approve the financial statements and the
       balance sheet for the YE 31 DEC 2004; and the
       net profit of EUR 2,303,226,958.31, after taxes
       deduction for FY 2004

O.2    Approves the recommendations of the Board of              Mgmt          For                            *
       Directors and notes a profit of EUR 2,303,226,958.31
       allocation to the legal reserve: EUR 839,801.24
       disposable balance for distribution: EUR 2,302,387,157.07
       plus the prior retained earnings: EUR 3,803,901,724.00
       distributable profit: EUR 6,106,288,881.07
       appropriation as follows: carry forward account:
       EUR 833,381,732.37 global dividend: EUR 1,469,005,424.70
       the shareholders will receive a net dividend
       of EUR 1.25 per share; this dividend will be
       paid on 30 MAY 2005; thanks to shares premiums,
       the reserves amount to EUR 10,111,265,559.65
       whereas they were of EUR 9,761,180,538.34 in
       2003; the carry forward account of EUR 3,803,901,724.00
       is increased to EUR 4,637,283,456.37 as required
       by Law

O.3    Acknowledge the reports of the Board of Directors         Mgmt          For                            *
       and the statutory Auditors; approve the consolidated
       financial statements for the FY 31 DEC 2004

O.4    Approve, after hearing the special report of              Mgmt          For                            *
       the Auditors on agreements governed by Article
       L. 225-38 of the French Commercial Code, the
       report and the Agreements

O.5    Approve to renew the term of office of Mr. Jean           Mgmt          For                            *
       Azema as a Director for a period of 4 years

O.6    Approve to renew the term of office of Mrs.               Mgmt          For                            *
       Elisabeth Lulin as a Director for a period
       of 4 years

O.7    Approve to renew the term of office of Mr. Patrick        Mgmt          For                            *
       Richard as a Director for a period of 4 years

O.8    Authorize the Board of Directors to trade in              Mgmt          For                            *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 113.00 minimum sale price: EUR 46.00
       maximum number of shares to be traded: 10%
       of the shares comprising the share capital;
       Authority expires at the end of 18 months
       ; the present delegation cancels and replaces,
       for the period unused, the delegation set forth
       in Resolution number 10 and given by the general
       meeting of 29 APR 2004

E.9    Approve to decide to change the Directors number          Mgmt          For                            *
       and amend Article of Association number 7,
       entitled Directors

E.10   Approve to decide to change the Directors number          Mgmt          For                            *
       and amend Article of Association number 7,
       entitled Directors

E.11   Authorize the Board of Directors to proceed               Mgmt          For                            *
       with allocations free of charge of Company
       s existing ordinary shares or to be issued,
       in favour of the employees or the officers,
       provided that they shall not represent more
       than 1% of the share capital;  Authority expires
       at the end of 14 months

E.12   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in consideration for the
       contribution in kind of shares or securities
       giving access to the capital, except in the
       context of a public exchange offer and provided
       that it shall not exceed a maximum nominal
       amount of EUR 10% of the share capital, subject
       to the nominal limit of EUR 300 million for
       capital increases without preemptive subscription
       rights authorized by the general meeting of
       29 APR 2004 in its 12 Resolution;  Authority
       expires at the end of 14 months

O.13   Grants all powers to the bearer of a copy or              Mgmt          For                            *
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registrations prescribed by law

A.     PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           For                            *
       Amend the Article 14 of the By-laws any provision
       restricting the voting rights that a shareholder
       may  exercise at a general meeting




--------------------------------------------------------------------------------------------------------------------------
 SOMPO JAPAN INSURANCE INC                                                                   Agenda Number:  700737969
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7620T101
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2005
          Ticker:
            ISIN:  JP3932400009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 9

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

4.3    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Issuance of Share Purchase Warrants               Mgmt          For                            *
       to a Third Party or Third Parties on Favorable
       Conditions

6.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors and Corporate Auditors

       Please note that the Issuer has released an               Non-Voting    No vote
       updated version of the Proxy Statement.  Investors
       can access this material thru Proxy Statement
       hyperlink.  Thank you.




--------------------------------------------------------------------------------------------------------------------------
 SONY CORP                                                                                   Agenda Number:  700734242
--------------------------------------------------------------------------------------------------------------------------
        Security:  J76379106
    Meeting Type:  OGM
    Meeting Date:  22-Jun-2005
          Ticker:
            ISIN:  JP3435000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the reports on the business report,               Non-Voting    No vote
       consolidated balance sheet, consolidated statement
       of income and audit reports on the consolidated
       financial statements by the Accounting Auditors
       Certified Public Accountants  and the Audit
       Committee for the FYE 31 MAR 2005  from 01
       APR 2004 to 31 MAR 2005  pursuant to the Commercial
       Code and the Law for Special Exceptions to
       the Commercial Code concerning Audit, etc.
       of Kabushiki-Kaisha  the Audit Special Exceptions
       Law

       Receive the reports on non-consolidated balance           Non-Voting    No vote
       sheet, non-consolidated statement of income
       and appropriation of non-consolidated retained
       earnings  on a parent Company basis  for the
       FYE 31 MAR 2005  from 01 APR 2004 to 31 MAR
       2005  pursuant to the Commercial Code and the
       Audit Special Exceptions Law

1.     Amend a part of the Articles of Incorporation             Mgmt          For                            *

2.1    Elect Mr. Howard Stringer as a Director                   Mgmt          For                            *

2.2    Elect Mr. Ryoji Chubachi as a Director                    Mgmt          For                            *

2.3    Elect Mr. Katsumi Ihara as a Director                     Mgmt          For                            *

2.4    Elect Mr. Akishige Okada as a Director                    Mgmt          For                            *

2.5    Elect Mr. Hirobumi Kawano as a Director                   Mgmt          For                            *

2.6    Elect Mr. Yotaro Kobayashi as a Director                  Mgmt          For                            *

2.7    Elect Mr. Sakie T. Fukushima as a Director                Mgmt          For                            *

2.8    Elect Mr. Yoshihiko Miyauchi as a Director                Mgmt          For                            *

2.9    Elect Mr. Yoshiaki Yamauchi as a Director                 Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

3.     Approve to issue acquisition rights for shares            Mgmt          For                            *
       of common stock of the Corporation for the
       purpose of granting stock options

4.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        *
       Amend the Article of Incorporation with respect
       to the disclosure to shareholders regarding
       remuneration paid to each Director




--------------------------------------------------------------------------------------------------------------------------
 SOUTHCORP LIMITED                                                                           Agenda Number:  700593014
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8595V107
    Meeting Type:  AGM
    Meeting Date:  28-Oct-2004
          Ticker:
            ISIN:  AU000000SRP7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the Directors  report, financial      Mgmt          For                            *
       statements and the audit report for the YE
       30 JUN 2004

S.2    Amend the Constitution of the Company in the              Mgmt          For                            *
       following manner: a) by deleting the Article
       92 and inserting a new Article 92; b) by inserting
       some words in Article 97(2); and c) by deleting
       the Article 98 and inserting a new Article
       98

S.3    Amend the Constitution of the Company in the              Mgmt          For                            *
       following manner: a) by deleting the Article
       109 and inserting the new Article 109; b) by
       deleting the Sub-clause (2)(c) if Article 110
       and inserting with the new Article; and c)
       by inserting some words in Article 104

4.a    Elect Ms. Margaret A. Jackson as a Director               Mgmt          For                            *
       of the Company, in accordance with Article
       106 of the Company s Constitution

4.b    Re-elect Mr. T. Brain Finn as a Director of               Mgmt          For                            *
       the Company, in accordance with Article 110
       of the Company s Constitution

4.c    Re-elect Mr. AG (Sandy) Oatley as a Director              Mgmt          For                            *
       of the Company, in accordance with Article
       110 of the Company s Constitution

4.d    Re-elect Mr. Robert I Oatley as a Director of             Mgmt          For                            *
       the Company, in accordance with Article 109
       of the Company s Constitution and to hold office
       until the conclusion of the next AGM of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 ST. GEORGE BANK LTD                                                                         Agenda Number:  700616420
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8757F106
    Meeting Type:  AGM
    Meeting Date:  17-Dec-2004
          Ticker:
            ISIN:  AU000000SGB0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the Directors        Non-Voting    No vote
       report for the YE 30 SEP 2004 along with the
       Directors  declaration and the Auditor s report
       on the financial statements

2.a    Re-elect Mr. John Simon Curtis as a Director              Mgmt          For                            *
       of the Bank, who retires in accordance with
       Article 73(1) of the Bank s Constitution

2.b    Re-elect Mrs. Linda Bardo Nicholls as a Director          Mgmt          For                            *
       of the Bank, who retires in accordance with
       Article 73(1) of the Bank s Constitution

2.c    Elect Mr. Richard Anthony Fountayne England               Mgmt          For                            *
       as a Director of the Bank in accordance with
       Article 71(3) of the Bank s Constitution

2.d    Elect Mr. Terry James Davis as a Director of              Mgmt          For                            *
       the Bank in accordance with Article 71(2)(d)
       of the Bank s Constitution

3.     Approve, for the purpose of ASX Listing Rule              Mgmt          For                            *
       10.14, the participation by Mrs. Gail Kelly
       in the St. George Bank Limited Executive Option
       Plan and Executive Performance Share Plan and
       grant of 500,000 options and 57,600 awards
       to Mrs. Gail Kelly , Managing Director and
       Chief Executive Officer under the Bank s Executive
       Option Plan and Executive Performance Share
       Plan




--------------------------------------------------------------------------------------------------------------------------
 STATE BK INDIA                                                                              Agenda Number:  700739468
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8161Z129
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2005
          Ticker:
            ISIN:  INE062A01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Central Board s report, the balance           Mgmt          For                            *
       sheet and profit and loss account of the bank
       made up to 31 MAR 2005 and the Auditors  report
       on the balance sheet and accounts




--------------------------------------------------------------------------------------------------------------------------
 STORA ENSO OYJ, HELSINKI                                                                    Agenda Number:  700651448
--------------------------------------------------------------------------------------------------------------------------
        Security:  X21349117
    Meeting Type:  AGM
    Meeting Date:  22-Mar-2005
          Ticker:
            ISIN:  FI0009005961
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       219507 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.1    Receive the annual accounts, the annual report            Non-Voting    No vote
       and the Board report

1.2    Receive the Auditor s report                              Non-Voting    No vote

1.3    Approve the financial statements and the statutory        Mgmt          For                            *
       reports for the FY in review

1.4    Approve the Company s allocation of income and            Mgmt          For                            *
       dividends of EUR 376.8 million  USD 513.2 million
       , equaling a payout ratio of 50% and representing
       dividend of EUR 0.45  USD 0.61  per share

1.5    Grant discharge to the Board of Directors and             Mgmt          Against                        *
       the President for the FY in review

1.6    Approve to determine the number of Directors              Mgmt          For                            *
       of the Board to 10

1.7    Approve to fix the number of the Auditors at              Mgmt          For                            *
       1

1.8    Approve the remuneration of the Board of Directors        Mgmt          Abstain                        *
       and the Auditors

1.9    Re-elect Mr. Lee A. Chaden, Mr. Claes Dahlback,           Mgmt          For                            *
       Mr. Harald Einsmann, Mr. Jukka Harmala, Mr.
       Likka Niemi, Mr. Jan Sjoqvist, Mr. Marcus Wallenberg
       be re-elected and Mr. Gunnar Brock, Mr. Birgitta
       Kantola and Mr. Matti Vuoria be elected new
       Board Members

1.10   Approve PricewaterhouseCoopers as the Company             Mgmt          For                            *
       s Independent Auditor for the year 2005

1.11   Other business                                            Non-Voting    No vote

2.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve to establish a Nominating
       Committee to prepare proposals for nominees
       to the Board of Directors as well as their
       remuneration for the following AGM

3.     Approve EUR 70.9 million reduction in the share           Mgmt          For                            *
       capital through share cancellation, by canceling
       9 million Series A shares and 32.7 million
       Series R shares repurchased in connection with
       an earlier buyback authorization and reduce
       its capital by a corresponding amount; the
       amount of capital that may be cancelled is
       limited to 5%

4.     Authorize the Management Board to purchase the            Mgmt          For                            *
       Company shares until the next AGM and allow
       for the purchase of the shares at a price quoted
       on the date of acquisition with a deviation
       of up to 10%

5.     Authorize the Board to issue the shares repurchased       Mgmt          Against                        *
       under the previous resolutions as new shares
       without preemptive rights

6.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDERS        Shr           Against                        *
       PROPOSAL: Approve the Wood Procurement Policy




--------------------------------------------------------------------------------------------------------------------------
 SUMITOMO MITSUI FINANCIAL GROUP INC, TOKYO                                                  Agenda Number:  700756438
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7771X109
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3890350006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the appropriation of retained earnings            Mgmt          For                            *

2.     Approve the acquisition of own stocks                     Mgmt          For                            *

3.1    Elect Mr. M. Oku as a Director                            Mgmt          For                            *

3.2    Elect Mr. M. Kusunoki as a Director                       Mgmt          For                            *

3.3    Elect Mr. M. Hirasawa as a Director                       Mgmt          For                            *

3.4    Elect Mr. S. Nishiyama as a Director                      Mgmt          For                            *

3.5    Elect Mr. J. Tanehashi as a Director                      Mgmt          For                            *

3.6    Elect Mr. Y. Yamauchi as a Director                       Mgmt          For                            *

3.7    Elect Mr. Y. Yamakawa as a Director                       Mgmt          For                            *

4.1    Elect Mr. K. Ishida as the Corporate Auditor              Mgmt          For                            *

4.2    Elect Mr. I. Uno as the Corporate Auditor                 Mgmt          For                            *

5.     Grant retirement allowances to the retiring               Mgmt          Abstain                        *
       Directors/the Auditors




--------------------------------------------------------------------------------------------------------------------------
 SUZUKI MOTOR CORP                                                                           Agenda Number:  700732755
--------------------------------------------------------------------------------------------------------------------------
        Security:  J78529138
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3397200001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Ordinary Dividend       Mgmt          For                            *
       JY 4, Special Dividend JY 2

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

2.13   Elect a Director                                          Mgmt          For                            *

2.14   Elect a Director                                          Mgmt          For                            *

2.15   Elect a Director                                          Mgmt          For                            *

2.16   Elect a Director                                          Mgmt          For                            *

2.17   Elect a Director                                          Mgmt          For                            *

2.18   Elect a Director                                          Mgmt          For                            *

2.19   Elect a Director                                          Mgmt          For                            *

2.20   Elect a Director                                          Mgmt          For                            *

2.21   Elect a Director                                          Mgmt          For                            *

2.22   Elect a Director                                          Mgmt          For                            *

2.23   Elect a Director                                          Mgmt          For                            *

2.24   Elect a Director                                          Mgmt          For                            *

2.25   Elect a Director                                          Mgmt          For                            *

2.26   Elect a Director                                          Mgmt          For                            *

2.27   Elect a Director                                          Mgmt          For                            *

2.28   Elect a Director                                          Mgmt          For                            *

2.29   Elect a Director                                          Mgmt          For                            *

2.30   Elect a Director                                          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 SWIRE PACIFIC LTD                                                                           Agenda Number:  700697165
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83310105
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  HK0019000162
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Declare final dividends                                   Mgmt          For                            *

2.1    Re-elect Mr. M. Cubbon as a Director                      Mgmt          For                            *

2.2    Re-elect Mr. Baroness Dunn as a Director                  Mgmt          For                            *

2.3    Re-elect Mr. C. Lee as a Director                         Mgmt          For                            *

2.4    Elect Mr. C.C. Sze as a Director                          Mgmt          For                            *

2.5    Elect Mr. V.H.C. Cheng as a Director                      Mgmt          For                            *

3.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            *
       and authorize the Directors to fix their remuneration

4.     Grant a general mandate for share repurchase              Mgmt          For                            *

5.     Grant a general mandate to issue and dispose              Mgmt          Against                        *
       of additional shares in the Company

6.     Approve to add shares repurchased to the general          Mgmt          For                            *
       mandate to issue and dispose of shares in the
       Company




--------------------------------------------------------------------------------------------------------------------------
 SWISSCOM                                                                                    Agenda Number:  700691264
--------------------------------------------------------------------------------------------------------------------------
        Security:  H8398N104
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2005
          Ticker:
            ISIN:  CH0008742519
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       226891 DUE TO THE ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the annual report, annual financial               Mgmt          For                            *
       statement and consolidated financial statements
       for FY 2004, reports of the statutory and Group
       Auditors

2.     Approve the appropriation of retained earnings            Mgmt          For                            *
       and declaration of dividend

3.     Approve the reduction of share capital                    Mgmt          For                            *

4.     Grant discharge to the Members of the Board               Mgmt          For                            *
       of Directors and the Executive Board

5.1    Re-elect the Chairman of the Board of Directors           Mgmt          For                            *

5.2.1  Re-elect Mr. Jacqueline Francoise Demierre as             Mgmt          For                            *
       a Member of the Board of Directors

5.2.2  Re-elect Mr. Michel Gobet as a Member of the              Mgmt          For                            *
       Board of Directors

5.2.3  Re-elect Dr. Torsten G. Kreindl as a Member               Mgmt          For                            *
       of the Board of Directors

5.2.4  Re-elect Mr. Richard Roy as a Member of the               Mgmt          For                            *
       Board of Directors

5.2.5  Elect Mr. Fides P. Baldesberger as a Member               Mgmt          For                            *
       of the Board of Directors

5.2.6  Elect Dr. Anton Scherrer as a Member of the               Mgmt          For                            *
       Board of Directors

5.2.7  Elect Mr. Othmar Vock as a Member of the Board            Mgmt          For                            *
       of Directors

6.     Elect the Statutory Auditors and the Group Auditors       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 T&D HOLDINGS INC                                                                            Agenda Number:  700743594
--------------------------------------------------------------------------------------------------------------------------
        Security:  J86796109
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3539220008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 45

2.     Amend the Articles of Incorporation                       Mgmt          Abstain                        *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

4.3    Appoint a Corporate Auditor                               Mgmt          For                            *

4.4    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Amend the Compensation to be received by Directors        Mgmt          Abstain                        *
       and Corporate Auditors

6.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD                                                   Agenda Number:  700610579
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84629107
    Meeting Type:  EGM
    Meeting Date:  21-Dec-2004
          Ticker:
            ISIN:  TW0002330008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Incorporation                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD                                                   Agenda Number:  700648744
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84629107
    Meeting Type:  AGM
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  TW0002330008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Receive the 2004 business operations                      Mgmt          For                            *

1.2    Receive the audited reports                               Mgmt          For                            *

1.3    Receive the status of asset acquisition or disposal       Mgmt          For                            *

1.4    Receive the status of endorsement and guarantee           Mgmt          For                            *

1.5    Receive the status of purchasing treasury stocks          Mgmt          For                            *

2.1    Acknowledge the 2004 business reports and the             Mgmt          For                            *
       financial statements

2.2    Approve the 2004 profit distribution; proposed            Mgmt          For                            *
       cash dividend: TWD 2 per share

2.3    Approve the issuance of new shares from retained          Mgmt          For                            *
       earnings and staff bonus; proposed stock dividend:
       50 for 1,000 shares held

2.4    Amend the Articles of Incorporation                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TDK CORP                                                                                    Agenda Number:  700734999
--------------------------------------------------------------------------------------------------------------------------
        Security:  J82141136
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3538800008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 40

2.     Approve the issuance of Stock Acquisition Rights          Mgmt          For                            *
       as Stock Option Scheme for Stock-Linked Compensation
       Plan; Please refer to the page 37 of the proxy
       statement for the details of the proposal

3.     Approve the issuance of Stock Acquisition Rights          Mgmt          For                            *
       as Stock Option Scheme; Please refer to the
       page 39 of the proxy statement for the details
       of the proposal r the details of the proposal

4.     Approve Purchase of Own Shares                            Mgmt          For                            *

5.1    Elect a Director                                          Mgmt          For                            *

5.2    Elect a Director                                          Mgmt          For                            *

5.3    Elect a Director                                          Mgmt          For                            *

5.4    Elect a Director                                          Mgmt          For                            *

5.5    Elect a Director                                          Mgmt          For                            *

5.6    Elect a Director                                          Mgmt          For                            *

5.7    Elect a Director                                          Mgmt          For                            *

       Please note that the Issuer has released an               Non-Voting    No vote
       updated version of the Proxy Statement.  Investors
       can access this material thru Proxy Statement
       hyperlink.  Thank you.




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700680564
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  EGM
    Meeting Date:  19-Apr-2005
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Approve the interest on own capital accounting            Mgmt          For                            *
       appropriation to a limit of BRL 1,000,000,000.00
       during the FY 2005




--------------------------------------------------------------------------------------------------------------------------
 TELE2 AB                                                                                    Agenda Number:  700691606
--------------------------------------------------------------------------------------------------------------------------
        Security:  W95878117
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  SE0000314312
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Elect Mr. Sven Hagstromer as the Chairman of              Mgmt          For                            *
       the meeting

2.     Approve the voting list                                   Mgmt          For                            *

3.     Approve the agenda                                        Mgmt          For                            *

4.     Elect one or two persons to check and verify              Mgmt          For                            *
       the minutes

5.     Approve to determine whether the meeting has              Mgmt          For                            *
       been duly convened

6.     Receive the annual report and the Auditors                Mgmt          For                            *
       report and of the consolidated financial statements
       and the Auditors  report on the consolidated
       financial statements

7.     Approve the decision on the adoption of the               Mgmt          For                            *
       income statement and balance sheet and of the
       consolidated income statement and the consolidated
       balance sheet

8.     Approve an ordinary dividend for the FY 2004              Mgmt          For                            *
       corresponding to SEK 5 per share; the Board
       of Directors further proposes that the record
       date for the dividend shall be Monday 16 MAY
       2005

9.     Grant discharge from liability of the Members             Mgmt          Against                        *
       of the Board of Directors and the Managing
       Director

10.    Approve to determine the number of members of             Mgmt          For                            *
       the Board of Directors as seven

11.    Approve that the fee of the Members of the Board          Mgmt          For                            *
       of Directors for the period until the end of
       the next AGM shall be a total of SEK 3,350,000,
       whereof SEK 800,000 shall be allocated to the
       Chairman, SEK 400,000 to each of the other
       Members of the Board of Directors respectively
       and a total of SEK 150,000 be allocated for
       the work of the Members within the committees
       of the Board of Directors

12.    Re-elect Messers. Marc J.A. Beuls, Vigo Carlund,          Mgmt          For                            *
       Sven Hagstromer, Jan Loeber, John Shakeshaft
       and Cristina Stenbeck as the Board of Members
       and elect Mr. John Hepburn as a new Member
       of the Board of Directors

13.    Approve that the following procedure for the              Mgmt          For                            *
       Nomination Group for the election of Members
       of the Board of Directors; the work of preparing
       a proposal of the Members to the Board of Directors
       for the AGM of 2006 shall be executed by a
       Nomination Group; the Nomination Group will
       be formed during the autumn of 2005, in consultation
       with at least three of the major shareholders
       and Cristina Stenbeck will act as convenor
       of the Group; the composition of the Group
       will be communicated in the interim report
       for the third quarter of 2005

14.a   Amend the Articles of Association to the effect           Mgmt          For                            *
       that the provision in Section 4 is changed
       so that the par value per share is changed
       from SEK 5 to SEK 1.25; this means a split
       of shares, whereby each share  irrespective
       of class  is divided into four shares of which
       one of the shares will be a so-called redemption
       share; the Board of Directors proposes that
       the record day for the share split shall be
       Monday 23 MAY 2005

14.b   Amend the Articles of Association to the effect           Mgmt          For                            *
       that a new class of shares is introduced, Class
       C shares, which carry one vote per share Class
       C shares shall not entitle to dividends; the
       customary provision on, respectively, primary
       and subsidiary preferential right at cash issue
       shall apply also for Class C shares, which,
       however, shall not entitle to participation
       in a bonus issue of shares; upon the Board
       of Directors  or the Company s request, the
       Class C shares shall be redeemable and, upon
       the liquidation of the Company, entitle the
       holder to a limited right to assets equal to
       the par value of the share, annualized by an
       interest rate provided in the Articles of Association;
       upon redemption, the Class C share shall entitle
       the holder to payment equal to the par value
       annualized by an interest rate provided in
       the Articles of Association

14.c   Approve to reduce the Company s share capital             Mgmt          For                            *
       by SEK 184,450,218.75 by redemption of a total
       of 147,560,175 shares, each at a par value
       SEK 1.25, of which 15,516,663 are Class A shares
       and 132,043,512 are Class B shares; the redemption
       amount per share, irrespective of class, shall
       be SEK 10; the Board of Directors proposes
       that trading in so-called redemption shares
       shall take place from 24 MAY 2005 up to and
       including 10 JUN 2005; the Board of Directors
       proposes that the record date for redemption
       shall be 17 JUN 2005; the redemption payment
       is expected to be executed through VPC around
       22 JUN 2005

14.d   Approve to increase the Company s share capital           Mgmt          For                            *
       by a maximum of SEK 184,450,218.75 by an issue
       of a maximum of 147,560,175 Class C shares,
       each at a par value of SEK 1.25; the new shares
       shall, with disapplication of the shareholders
       preferential rights, be subscribed for by
       a securities Company at a subscription price
       equal to the par value of the share; the proposal
       is contingent upon registration of the amendments
       to the Articles of Association under sub-sections
       14 a and b above

14.e   Approve to reduce the share capital by SEK 184,450,218.75 Mgmt          For                            *
       by redemption of all Class C shares; the redemption
       shall be executed as soon as the issue of Class
       C shares has been registered; the objective
       of the reduction is restitution to the holders
       of Class C shares by an amount equal to the
       par value of SEK 1.25, annualized by the interest
       rate provided in the Articles of Association;
       in addition, it is proposed that the meeting
       resolves that an amount equal to the amount
       of the reduction is transferred from the unrestricted
       equity to the Company s reserves; the proposal
       is contingent upon registration of the amendments
       to the Articles of Association under sub-sections
       14 a and b above

15.    Closure of the meeting                                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TELECOM CORPORATION OF NEW ZEALAND LTD                                                      Agenda Number:  700589697
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q89499109
    Meeting Type:  AGM
    Meeting Date:  07-Oct-2004
          Ticker:
            ISIN:  NZTELE0001S4
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       166234 DUE TO CHANGE IN THE AGENDA.  ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Authorize the Directors to fix the Auditors               Mgmt          For                            *
       remuneration

2.     Re-elect Mr. Rod McGeoch as a Director of Telecom         Mgmt          For                            *

3.     Re-elect Mr. Michael Tyler as a Director of               Mgmt          For                            *
       Telecom

4.     Re-elect Mr. Wayne Boyd as a Director of Telecom          Mgmt          For                            *

5.     Re-elect Mr. Rob McLeod as a Director of Telecom          Mgmt          For                            *

S.6    Amend the Company s Constitution to incorporate           Mgmt          For                            *
       the NZX Listing Rules by reference and provide
       for changes to the Companies Act, 1993




--------------------------------------------------------------------------------------------------------------------------
 TELECOM ITALIA S P A NEW                                                                    Agenda Number:  700593711
--------------------------------------------------------------------------------------------------------------------------
        Security:  T92778124
    Meeting Type:  SGM
    Meeting Date:  25-Oct-2004
          Ticker:
            ISIN:  IT0003497176
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       26 OCT 2004 (AND A THIRD CALL ON 27 OCT 2004).
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Receive the Common Representative s report on             Mgmt          For                            *
       the fund set up to cover the necessary expenses
       for the protection of saving shares interests

2.     Appoint saving shares Common Representative               Mgmt          For                            *
       and approve to state related emoluments




--------------------------------------------------------------------------------------------------------------------------
 TELECOMUNICACOES DE SAO PAULO SA - TELESP                                                   Agenda Number:  700688623
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90337109
    Meeting Type:  EGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  BRTLPPACNOR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

1.     Approve to group all the existing 165,320,206,602         Mgmt          For                            *
       common shares and 328,272,072,739 preferred
       shares representing the Company s Corporate
       Stock in accordance with the Article 12 of
       Law Number 6.404/76, at the rate of 1000 existing
       shares for 1 share of the respective type,
       without reducing the corporate stock, and to
       amend the relation of shares per ADR to 1 share
       per ADR

2.     Amend Article 4 and 5 of the Company by-Laws              Mgmt          For                            *

3.     Approve the contract signed between the Company           Mgmt          For                            *
       and the Company Telefonica Gestao De Servicos
       Compartilhados Do Brasil Ltda, for the provision
       by that Company, of administrative services
       in a variety of areas

4.     Amend the wording of item 1 of Article 9 of               Mgmt          For                            *
       the Company by-Laws

5.     Approve the consolidated Company by-Laws                  Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TELEFONICA SA                                                                               Agenda Number:  700707663
--------------------------------------------------------------------------------------------------------------------------
        Security:  E90183182
    Meeting Type:  OGM
    Meeting Date:  30-May-2005
          Ticker:
            ISIN:  ES0178430E18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       31 MAY 2005 CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE ALSO BE ADVISED THAT
       ADDITIONAL INFORMATION CONCERNING  TELEFONICA
       SA  CAN ALSO BE VIEWED ON THE COMPANY S WEBSITE:
       http://www.telefonica.es. THANK YOU.

1.     Examination and approval, if applicable, of               Mgmt          For                            *
       the Annual Accounts and Management Report of
       Telefonica, S.A. and its Consolidated Group
       of Companies, as well as the proposal for the
       application of the results of Telefonica, S.A.,
       and that of the management of the Company s
       Board of Directors, all for the 2004 financial
       year.

2.     Shareholder remuneration: A) Distribution of              Mgmt          For                            *
       dividends with a charge to the Additional Paid-
       in capital reserve and B) Extraordinary non-cash
       distribution of additional paid- in capital.

3.     Examination and approval, if applicable, of               Mgmt          For                            *
       the Proposed Merger of Telefonica, S.A. and
       Terra Networks, S.A. and approval, as the Merger
       Balance Sheet, of Telefonica, S.A. s Balance
       Sheet closed on December 31, 2004. Approval
       of merger between Telefonica, S.A. and Terra
       Networks, S.A. by means of the absorption of
       the latter by the former, with the extinction
       of Terra Networks, S.A. and the en bloc transfer
       of all of its assets and liabilities to Telefonica,
       S.A., with the provision that the exchange
       shall be satisfied through the delivery of
       treasury shares of Telefonica S.A., all in
       accordance with the provisions of the Merger
       Plan. Application of the special tax regime
       set forth in Chapter VIII of Title VII of the
       Restated Text of the Corporate Income Tax Law
       in connection with the merger. Establishment
       of procedures to facilitate the exchange of
       shares. Delegation of powers.

4.     Appointment of Directors.                                 Mgmt          For                            *

5.     Designation of the Accounts Auditor for Telefonica,       Mgmt          For                            *
       S.A. and its Consolidated Group of Companies,
       under the provisions of article 42 of the Spanish
       Commerce Code (Codigo de Comercio) and article
       204 of the Spanish Corporations Act (Ley de
       Sociedades Anonimas).

6.     Authorization for the acquisition of treasury             Mgmt          For                            *
       stock, directly or through Group companies.

7.     Reduction of share capital through the amortizing         Mgmt          For                            *
       of treasury stock, with the exclusion of the
       right to opposition by creditors, through the
       redrafting of the article in the Bylaws that
       refers to the share capital.

8.     Delegation of powers to formalize, construe,              Mgmt          For                            *
       correct and execute the resolutions adopted
       by the Annual General Shareholders  Meeting.




--------------------------------------------------------------------------------------------------------------------------
 TELEFONOS DE MEXICO SA TELMEX                                                               Agenda Number:  700690907
--------------------------------------------------------------------------------------------------------------------------
        Security:  P90413132
    Meeting Type:  SGM
    Meeting Date:  28-Apr-2005
          Ticker:
            ISIN:  MXP904131325
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to confirm the Directors that shall               Mgmt          For                            *
       be appointed to represent the  L  series shareholders;
       related resolutions

2.     Appoint special delegates to execute and legalize         Mgmt          For                            *
       the resolutions adopted by the meeting; related
       resolutions




--------------------------------------------------------------------------------------------------------------------------
 TELEKOM AUSTRIA AG, WIEN                                                                    Agenda Number:  700706572
--------------------------------------------------------------------------------------------------------------------------
        Security:  A8502A102
    Meeting Type:  AGM
    Meeting Date:  25-May-2005
          Ticker:
            ISIN:  AT0000720008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual statement of accounts, Group           Mgmt          For                            *
       financial statements and the report by the
       Supervisory Board

2.     Approve the appropriation of net profits                  Mgmt          For                            *

3.     Approve the activities undertaken  by the Board           Mgmt          For                            *
       of Directors and the Supervisory Board in 2004

4.     Approve the remuneration for Supervisory Board            Mgmt          For                            *
       for 2004

5.     Elect the Auditors for FY 2005                            Mgmt          For                            *

6.     Approve the resolution on the amount of Members           Mgmt          For                            *
       (10) and an agelimit (65) for Members of the
       Supervisory Board

7.     Approve the changes in the Supervisory Board              Mgmt          For                            *

8.     Approve the report of the Board on the usage              Mgmt          For                            *
       and amount of bought own shares

9.     Grant authority to buy own shares for 18 months           Mgmt          For                            *
       at a price from EUR 9 - to EUR 21 per share;
       authorize the Board of Directors to use own
       shares for service of stock option, convertible
       bonds and for acquisition of Companys; reduction
       of share capital by collection of own shares;
       sale of own shares for 5 years




--------------------------------------------------------------------------------------------------------------------------
 TELENOR ASA                                                                                 Agenda Number:  700708704
--------------------------------------------------------------------------------------------------------------------------
        Security:  R21882106
    Meeting Type:  AGM
    Meeting Date:  20-May-2005
          Ticker:
            ISIN:  NO0010063308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve the notice of the AGM                             Mgmt          For                            *

2.     Elect a representative to sign the minutes of             Mgmt          For                            *
       the AGM together with the Chairman of the meeting

3.     Approve the annual accounts and the annual report         Mgmt          For                            *
       for the FY 2004 and a dividend of NOK 1.50
       per share be paid

4.     Approve the remuneration to the Company s Auditor         Mgmt          For                            *

5.     Approve to reduce the share capital by canceling          Mgmt          For                            *
       of own shares as well as redemption of shares
       owned by the Kingdom of Norway through the
       Ministry of Trade and Industry

6.     Authorize the Board to acquire the own shares             Mgmt          For                            *

7.     Elect the shareholder representatives and deputy          Mgmt          For                            *
       shareholder representatives to the Corporate
       Assembly

8.     Approve to determine the remuneration to the              Mgmt          For                            *
       Members of the Corporate Assembly

9.     Elect the Members to the Election Committee               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TELESP CELULAR PARTICIPACOES  S A                                                           Agenda Number:  700648871
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036T108
    Meeting Type:  MIX
    Meeting Date:  01-Apr-2005
          Ticker:
            ISIN:  BRTSPPACNPR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

A.I    Approve the accounts of the Director s, the               Mgmt          For                            *
       Board of Directors  annual report, relating
       to FYE 31 DEC 2004

A.II   Elect the Members of the Finance Committee                Mgmt          For                            *

A.III  Approve to fix the remuneration of the Director           Mgmt          For                            *
       s and the Finance Committee, the annual global
       and individual of the Finance Committee

E.I    Approve to confirm the wording of the Article             Mgmt          For                            *
       5 of the Company Bylaws as specified in the
       meeting held on 07 JAN 2005 when the increase
       in the Company s corporate stock was ratified

E.II   Approve to group the 1,582,563,526,803 nominal            Mgmt          For                            *
       book entry shares of no par value, of which
       552,896,931,154 being common shares and 1,029,666,595,649
       being preferred shares, representative of the
       corporate stock, at the rate 2,500 shares for
       01 share of the respective type, transforming
       them into 633,025,410 nominal book entry shares
       of no par value, of which 221,158,772 are common
       shares and 411,866,638 are preferred shares,
       in accordance with the provisions of the Article
       12 of Law Number 6.404/76, with the consequent
       amendment to the Article 5 of the Company Bylaws

E.III  Amend the Article 4 of the Company Bylaws, as             Mgmt          For                            *
       a consequence to group shares, relating to
       the authorized capital limit, changing limit
       form to up to 1,800,000,000,000 to seven hundred
       and 720,000,000 shares




--------------------------------------------------------------------------------------------------------------------------
 TESCO PLC                                                                                   Agenda Number:  700723097
--------------------------------------------------------------------------------------------------------------------------
        Security:  G87621101
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  GB0008847096
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the accounts and reports of the Directors         Mgmt          For                            *
       and the Auditors for the FYE 26 FEB 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the FYE 26 FEB 2005

3.     Approve the final dividend of 5.27 pence per              Mgmt          For                            *
       share by the Directors to be declared payable
       on 01 JUL 2005 to holders of ordinary shares
       registered at the close of business on 22 APR
       2005

4.     Re-elect Mr. Rodney Chase as a Director in accordance     Mgmt          For                            *
       with the Company s Articles of Association,
       who retires by rotation

5.     Re-elect Sir Terry Leahy as a Director in accordance      Mgmt          For                            *
       with the Company s Articles of Association,
       who retires by rotation

6.     Re-elect Mr. Tim Mason as a Director in accordance        Mgmt          For                            *
       with the Company s Articles of Association,
       who retires by rotation

7.     Re-elect Mr. David Potts as a Director in accordance      Mgmt          For                            *
       with the Company s Articles of Association,
       who retires by rotation

8.     Elect Mr. Karen Cook as a Director                        Mgmt          For                            *

9.     Elect Mr. Carolyn McCall as a Director                    Mgmt          For                            *

10.    Re-appoint PricewaterhouseCoopers LLP as Auditors         Mgmt          For                            *
       of the Company, to hold office until the conclusion
       of the next AGM at which accounts are laid
       before the Company

11.    Authorize the Directors to determine the Auditors         Mgmt          For                            *
       remuneration

12.    Approve to increase the authorized share capital          Mgmt          For                            *
       of the Company from GBP 530,000,000 to GBP
       535,000,000 by the creation of 100,000,000
       ordinary shares of 5p each

13.    Authorize the Directors to exercise the power             Mgmt          For                            *
       contained in the Articles to offer the holders
       of ordinary shares of 5p each in the capital
       of the Company  the shares  the right to receive
       new shares, credited as fully as paid instead
       of the cash amount which would otherwise be
       due to them in respect of any dividends including
       the final dividend for the FYE 26 FEB 2005,
       for any financial period ending on or before
       04 APR 2010

14.    Authorize the Directors, in accordance with               Mgmt          For                            *
       Section 80 of the Companies Act 1985 (the Act),
       to allot relevant securities  as defined in
       Section 80(2) of the Act  of the Company up
       to an aggregate nominal amount of GBP 129.2
       million  which is equal to approximately 33%
       of the current issued share capital of the
       Company   Authority expires the earlier of
       the next AGM of the Company or 24 JUN 2004
       ; and the Directors may make allotments during
       the relevant period which may be exercised
       after the relevant period

S.15   Authorize the Directors, pursuant to Section              Mgmt          For                            *
       95 of the Act, to allot equity securities for
       cash pursuant to the authority given to the
       Directors for the purposes of Section 80 of
       the Act, disapplying the statutory pre-emption
       rights  Section 89(1) , provided that this
       power is limited to the allotment of equity
       securities: i) in connection with a rights
       issue in favor of ordinary shareholders; ii)
       up to an aggregate nominal amount of GBP 19.47
       million  5% of the issued share capital ;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 months
       from the date of the passing of this resolution
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.16   Authorize the Company, to make market purchases           Mgmt          For                            *
       within the meaning of Section 163(3) of the
       Act  of up to 778.70 million shares of 5p each
       in the capital of the Company, at a minimum
       price of 5p and up to 105% of the average middle
       market quotations for such shares derived from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 18 months from the
       date of the passing of this resolution ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

17.    Authorize the Company, to make donations to               Mgmt          For                            *
       EU political organization not exceeding GBP
       100,000 and to incur EU political expenditure
       up to a maximum aggregate amount of GBP 100,000;
       Authority expires at the conclusion of the
       next AGM or 15 months from the date of the
       passing of this resolution

18.    Authorize the Tesco Stores Limited, to make               Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 100,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 100,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution

19.    Authorize the Tesco Ireland Limited, to make              Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 25,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 25,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution

20.    Authorize the Tesco Vin Plus S.A., to make donations      Mgmt          For                            *
       to EU political organization not exceeding
       GBP 25,000 and to incur EU political expenditure
       up to a maximum aggregate amount of GBP 25,000;
       Authority expires at the conclusion of the
       next AGM or 15 months from the date of the
       passing of this resolution

21.    Authorize the Tesco Stores CR a.s., to make               Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 25,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 25,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution

22.    Authorize the Tesco Stores SR a.s., to make               Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 25,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 25,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution

23.    Authorize the Tesco Global Rt, to make donations          Mgmt          For                            *
       to EU political organization not exceeding
       GBP 25,000 and to incur EU political expenditure
       up to a maximum aggregate amount of GBP 25,000;
       Authority expires at the conclusion of the
       next AGM or 15 months from the date of the
       passing of this resolution

24.    Authorize the Tesco Polska Sp z.o.o., to make             Mgmt          For                            *
       donations to EU political organization not
       exceeding GBP 25,000 and to incur EU political
       expenditure up to a maximum aggregate amount
       of GBP 25,000;  Authority expires at the conclusion
       of the next AGM or 15 months from the date
       of the passing of this resolution




--------------------------------------------------------------------------------------------------------------------------
 THE NEWS CORPORATION LIMITED                                                                Agenda Number:  932224342
--------------------------------------------------------------------------------------------------------------------------
        Security:  652487703
    Meeting Type:  Annual
    Meeting Date:  26-Oct-2004
          Ticker:  NWS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     RE-ELECTION OF MR. KE COWLEY, AS DIRECTOR.                Mgmt          For                            For

1B     RE-ELECTION OF MR. DF DEVOE, AS DIRECTOR.                 Mgmt          For                            For

1C     ELECTION OF MR. V DINH, AS DIRECTOR.                      Mgmt          For                            For

1D     ELECTION OF MR. PL BARNES, AS DIRECTOR.                   Mgmt          For                            For

1E     ELECTION OF MR. JL THORNTON, AS DIRECTOR.                 Mgmt          For                            For

02     SHARE SCHEME MEETING OF ORDINARY SHAREHOLDERS.            Mgmt          For                            For
       APPROVAL OF THE SHARE SCHEME DESCRIBED IN THE
       INFORMATION MEMORANDUM.

03     CAPITAL REDUCTION MEETING. APPROVAL OF THE CAPITAL        Mgmt          For                            For
       REDUCTION BY CANCELLATION OF ALL SHARES IN
       THE COMPANY.

ADS    IF YOU MARK THE AGAINST BOX, YOU WILL NOT VOTE            Mgmt          For                            For
       AS REGISTERED LEGAL OWNER OF NEWSCORP SHARES
       AND YOUR VOTE WILL NOT BE COUNTED IN DETERMINING
       WHETHER THE SHARE SCHEME IS APPROVED BY A MAJORITY
       IN NUMBER OF SHAREHOLDERS VOTING AT THE MEETINGS.




--------------------------------------------------------------------------------------------------------------------------
 THE NEWS CORPORATION LIMITED                                                                Agenda Number:  932224986
--------------------------------------------------------------------------------------------------------------------------
        Security:  652487802
    Meeting Type:  Annual
    Meeting Date:  26-Oct-2004
          Ticker:  NWSA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     SHARE SCHEME MEETING OF PREFERRED SHAREHOLDERS.           Mgmt          For                            For
       APPROVAL OF THE SHARE SCHEME DESCRIBED IN THE
       INFORMATION MEMORANDUM.

02     CAPITAL REDUCTION MEETING. APPROVAL OF THE CAPITAL        Mgmt          For                            For
       REDUCTION BY CANCELLATION OF ALL SHARES IN
       THE COMPANY.

ADS    IF YOU MARK THE AGAINST BOX, YOU WILL NOT VOTE            Mgmt          For                            For
       AS REGISTERED LEGAL OWNER OF NEWSCORP SHARES
       AND YOUR VOTE WILL NOT BE COUNTED IN DETERMINING
       WHETHER THE SHARE SCHEME IS APPROVED BY A MAJORITY
       IN NUMBER OF SHAREHOLDERS VOTING AT THE MEETINGS.




--------------------------------------------------------------------------------------------------------------------------
 THE NEWS CORPORATION LTD                                                                    Agenda Number:  700591440
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q67027112
    Meeting Type:  AGM
    Meeting Date:  26-Oct-2004
          Ticker:
            ISIN:  AU000000NCP0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. K.E. Cowley as a Director                    Mgmt          For                            *

2.     Re-elect Mr. D.F. Devoe as a Director                     Mgmt          For                            *

3.     Elect Mr. V. Dinh as a Director                           Mgmt          For                            *

4.     Elect Mr. P.L. Barnes as a Director                       Mgmt          For                            *

5.     Elect Mr. J.L. Thornton as a Director                     Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 THE NEWS CORPORATION LTD                                                                    Agenda Number:  700593379
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q67027112
    Meeting Type:  EGM
    Meeting Date:  26-Oct-2004
          Ticker:
            ISIN:  AU000000NCP0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve, conditional upon approval by shareholders        Mgmt          For                            *
       of the Share Scheme and by optionholders of
       the Option Scheme, the capital of the Company
       be reduced by canceling all of the ordinary
       shares and all of the preferred shares in the
       capital of the Company, such reduction and
       cancellation to take effect upon implementation
       of the Share Scheme as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 THE NEWS CORPORATION LTD                                                                    Agenda Number:  700593470
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q67027112
    Meeting Type:  CRT
    Meeting Date:  26-Oct-2004
          Ticker:
            ISIN:  AU000000NCP0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Share Scheme to be entered into               Mgmt          For                            *
       between the Company on the one hand and the
       ordinary shareholders and preferred shareholders
       on the other for the purposes of Section 411
       of the Corporations Act 2001, conditional upon
       approval by the option holders of the option
       scheme and by shareholders of the capital reduction

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA.  IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 THE SWATCH GROUP AG, NEUENBURG                                                              Agenda Number:  700703069
--------------------------------------------------------------------------------------------------------------------------
        Security:  H83949141
    Meeting Type:  AGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  CH0012255151
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS. THANK YOU.

1.1    Approve the 2004 annual report of the Board               Mgmt          For                            *
       of Directors

1.2    Approve the 2004 financial statements and the             Mgmt          For                            *
       consolidated financial statements

1.3    Approve the Statutory Auditors report and the             Mgmt          For                            *
       report of the Group Auditors

1.4    Approve the reports and the financial statements          Mgmt          For                            *

2.     Grant discharge the Board of Directors                    Mgmt          Abstain                        *

3.     Approve the appropriation of the net income               Mgmt          For                            *

4.     Approve the reduction of the share capital                Mgmt          For                            *
       adaptation of Article 4 of the Statutes

5.     Elect the Board of Directors                              Mgmt          For                            *

6.     Approve to nominate the Statutory Auditors and            Mgmt          For                            *
       the Group Auditors




--------------------------------------------------------------------------------------------------------------------------
 THE WHARF (HOLDINGS) LTD                                                                    Agenda Number:  700705063
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9551M108
    Meeting Type:  AGM
    Meeting Date:  18-May-2005
          Ticker:
            ISIN:  HK0004000045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the statement of accounts and the reports         Mgmt          For                            *
       of the Directors and Auditors for the YE 31st
       DEC 2004

2.     Declare a final dividend for the YE 31st DEC              Mgmt          For                            *
       2004

3.     Re-elect retiring Directors                               Mgmt          For                            *

4.     Appoint Auditors and authorise the Directors              Mgmt          For                            *
       to fix their remuneration

5.     Approve: to increase in the rate of fee payable           Mgmt          For                            *
       to each Director of the Company from HKD 35,000
       per annum to HKD 50,000 per annum, and to pay
       to each of those Directors of the Company who
       from time to time are also members of the Audit
       Committee of the Company of an extra remuneration
       at the ratio of HKD 15,000 per annum

6.     Authorize the Directors of the Company to purchase        Mgmt          For                            *
       shares in the capital of the Company during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited or any other stock exchange
       recognised for this purpose by the Securities
       and Futures Commission of Hong Kong and The
       Stock Exchange of Hong Kong Limited under the
       Code on Share Repurchase, not exceeding 10%
       of the aggregate nominal amount of the issued
       share capital of the Company at the date of
       passing this resolution;  Authority expires
       the earliest of the conclusion of the next
       AGM of the Company; or the expiration of the
       period within which the next AGM of the Company
       is to be held by law; or the revocation or
       variation of the authority given under this
       resolution by ordinary resolution of the shareholders
       in general meeting

7.     Authorize the Directors of the Company to allot,          Mgmt          Against                        *
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during the relevant
       period, not exceeding the aggregate of 20%
       of the aggregate nominal amount of the issued
       share capital of the Company at the date of
       passing this resolution; otherwise than pursuant
       to i) any executive or employee share option
       or incentive scheme; or ii) a rights issue;
       or iii) any scrip dividend or similar arrangement;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company; or the expiration
       of the period within which the next AGM of
       the Company is to be held by law; or the revocation
       or variation of the approval given under this
       resolution by ordinary resolution of the shareholders
       in general meeting

8.     Approve to extend the general mandate granted             Mgmt          For                            *
       to the Directors of the Company to allot, issue
       and deal with any additional shares of the
       Company pursuant to ordinary resolution  7
       , by an amount representing the aggregate nominal
       amount of the share capital repurchased by
       the Company pursuant to ordinary resolution
       6 , provided that such extended amount does
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing this resolution




--------------------------------------------------------------------------------------------------------------------------
 THOMSON CORP                                                                                Agenda Number:  700697850
--------------------------------------------------------------------------------------------------------------------------
        Security:  884903105
    Meeting Type:  MIX
    Meeting Date:  04-May-2005
          Ticker:
            ISIN:  CA8849031056
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the consolidated financial statements             Non-Voting    No vote
       of the Company for the YE 31 DEC 2004 and the
       Auditor s report

1.1.   Elect Mr. David K.R. Thomson as Director                  Mgmt          For                            *

1.2.   Elect Mr. Geoffrey Beattie as Director                    Mgmt          For                            *

1.3.   Elect Mr. Richard J. Harrington as Director               Mgmt          For                            *

1.4.   Elect Mr. Ron D. Barbaro as Director                      Mgmt          For                            *

1.5.   Elect Ms. Mary A. Cirillo as Director                     Mgmt          For                            *

1.6.   Elect Mr. Robert D. Daleo as Director                     Mgmt          For                            *

1.7.   Elect Mr. Steven A. Denning as Director                   Mgmt          For                            *

1.8.   Elect Mrs. V. Maureen Kempston Darkes, O.C.               Mgmt          For                            *
       as Director

1.9.   Elect Mr. Roger L. Martin as Director                     Mgmt          For                            *

1.10.  Elect Mr. Vance K. Opperman as Director                   Mgmt          For                            *

1.11.  Elect Mr. David H. Shaffer as Director                    Mgmt          For                            *

1.12.  Elect Mr. John M. Thompson as Director                    Mgmt          For                            *

1.13.  Elect Mr. Kenneth R. Thomson as Director                  Mgmt          For                            *

1.14.  Elect Mr. Peter J. Thomson as Director                    Mgmt          For                            *

1.15.  Elect Mr. Richard M. Thomson, O.C. as Director            Mgmt          For                            *

1.16.  Elect Mr. John A. Tory as Director                        Mgmt          For                            *

2.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            *
       and authorize the Directors to fix their remuneration

3.     Approve the 2005 Employee Stock Purchase Plans            Mgmt          For                            *

4.     Approve the amended and restated 2000 Stock               Mgmt          For                            *
       Incentive Plan

       Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TI AUTOMOTIVE LTD                                                                           Agenda Number:  700703778
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8859L101
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  GB0030675291
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the reports of the Directors and Auditors           Mgmt          For                            *
       and the audited accounts for the YE 31 DEC
       2004

2.     Re-appoint Mr. John M. Harris as a Director               Mgmt          For                            *
       of the Company

3.     Re-appoint Mr. Christopher J. Kinsella as a               Mgmt          For                            *
       Director of the Company

4.     Re-appoint Mr. William J. Laule as a Director             Mgmt          For                            *
       of the Company

5.     Re-appoint Mr. Bernard J. Taylor as a Director            Mgmt          For                            *
       of the Company

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company

7.     Authorize the Directors to determine the remuneration     Mgmt          For                            *
       of the Auditors




--------------------------------------------------------------------------------------------------------------------------
 TOKYO ELECTRON LTD                                                                          Agenda Number:  700733834
--------------------------------------------------------------------------------------------------------------------------
        Security:  J86957115
    Meeting Type:  AGM
    Meeting Date:  24-Jun-2005
          Ticker:
            ISIN:  JP3571400005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend 30 yen

2.     Amend the Articles of Incorporation                       Mgmt          Against                        *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve for issuing share subscription rights             Mgmt          Abstain                        *
       to persons other than shareholders on especially
       favorable conditions, with the aim of granting
       stock options for stock linked compensation

6.     Approve for issuing share subscription rights             Mgmt          For                            *
       to persons other than shareholders on especially
       favorable conditions, with the aim of granting
       stock options to executives of TEL s overseas
       subsidiaries and other personnel

7.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Officers

8.     Approve Retirement Bonus for a retiring Corporate         Mgmt          For                            *
       Auditor; Due to the abolishment of the Retirement
       Bonus System, Grant accrued benefits to continuing
       Directors and Corporate Auditors

       Please note that the Issuer released English              Non-Voting    No vote
       Proxy Statement in regards to this meeting.
       Investors can access English Proxy Statement
       thru Meeting Material. Thank you.




--------------------------------------------------------------------------------------------------------------------------
 TOTAL SA                                                                                    Agenda Number:  700693319
--------------------------------------------------------------------------------------------------------------------------
        Security:  F92124100
    Meeting Type:  MIX
    Meeting Date:  17-May-2005
          Ticker:
            ISIN:  FR0000120271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 28 APR               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 17 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 221443, DUE TO CHANGE ADDITIONAL RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

o.1    Receive the report of the Board of Directors              Mgmt          For                            *
       and the general report of the Statutory Auditors;
       approve the financial statements and the balance
       sheet for the year 2004

o.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the said FY

o.3    Approve the profits for the FY : EUR 3,443,251,656.00     Mgmt          For                            *
       prior retained earnings: EUR 1,355,570,990.00
       distributable profits : EUR 4,798,822,646.00
       appropriation to: global dividend: EUR 3,429,081,583.00
       carry forward account: EUR 1,369,741,063.00
       a dividend of EUR 5.40 will be paid; and to
       pay the interim dividend of EUR 2.40 on 24
       NOV 2004 giving the right to a tax credit;
       the remaining dividend of EUR 3.00 will be
       paid on 24 MAY 2005

o.4    Receive the special report of the Auditors on             Mgmt          For                            *
       the agreements governed by the Article L.225-38
       of the French Commercial Code; approve the
       said report and the agreements referred to
       therein

o.5    Authorize the Board of Directors to trade in              Mgmt          For                            *
       the Company s shares on the stock market as
       per the following conditions: maximum purchase
       price: EUR 250.00, maximum number of shares
       to be traded: 10% of the total number of shares
       comprising the share capital;  Authority expires
       at the end of 18 months ; it cancels and replaces
       for the period unused thereof, the delegation
       set forth in Resolution No. 5 at the CGM of
       14 MAY 2004; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

O.6    Approve to renew the term of office of Mr. Paul           Mgmt          For                            *
       Desmarais Jr. as a Director for a period of
       3 years

O.7    Approve to renew the term of office of Mr. Bertrand       Mgmt          For                            *
       Jacquillat as a Director for a period of 3
       years

O.8    Approve to renew the term of office of Mr. Maurice        Mgmt          For                            *
       Lippens as a Director for a period of 3 years

O.9    Appoint Lord Levene of Portsoken KBE as a Director        Mgmt          For                            *
       for a period of 3 years

E.10   Authorize the Board of Directors to increase              Mgmt          Against                        *
       in one or more transactions, in France or abroad,
       the share capital by a maximum nominal amount
       of EUR 4,000,000,000.00, by way of issuing
       with the shareholders  preferential right of
       subscription, Company s ordinary shares and
       securities giving access to shares in the Company;
       approve that the nominal value of debt securities
       issued shall not exceed EUR 10,000,000,00.00;
       Authority expires at the end of 26 months
       ; it cancels and replaces for the period unused
       thereof all earlier authorizations; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.11   Authorize the Board of Directors to increase              Mgmt          Against                        *
       in one or more transactions, in France or abroad,
       the share capital by a maximum nominal amount
       of EUR 1,800,000,000.00 by way of issuing with
       waiver of  the shareholders  preferential rights,
       Company s ordinary shares or securities giving
       access to shares in the Company; approve that
       the nominal value of debt securities issued
       shall not exceed EUR 10,000,000,00.00;  Authority
       expires at the end of 26 months ; it cancels
       and replaces for the period unused thereof
       all earlier authorizations; authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.12   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in one or more transactions,
       in favour of the Company s employees who are
       members of a Company Savings Plan;  Authority
       expires at the end of 26 months and for an
       amount  which shall not exceed 1.50% of the
       share capital ; it cancels and replaces for
       the fraction unused, the delegation given for
       a period of 5 years by the EGM of 14 MAY 2004;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

E.13   Authorize the Board of Directors to freely allocate       Mgmt          For                            *
       in one or more transactions, Company s existing
       shares or to be issued, to the profit of the
       Company and its subsidiaries  employees in
       accordance with L.225-197-2 of the French Commercial
       Code and officers, it being provided that the
       total number of shares shall not exceed 1%
       of the registered capital;  Authority expires
       at the end of 38 months ; authorize the Board
       of Directors to take all necessary measures
       and accomplish all formalities

       PLEASE NOTE THAT THE BELOW RESOLUTION A IS NOT            Non-Voting    No vote
       AGREED BY THE BOARD OF DIRECTORS. THANK YOU.

E.13A  PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        *
       Authorize the Board of Directors to freely
       allocate in one or more transactions, Company
       s existing shares or to be issued, to the profit
       of the Company and its subsidiaries  employees
       in accordance with Article L.225-197-2 of the
       French Commercial Code or to some categories
       of them and officers, it being provided that
       the total number of shares shall not exceed
       1% of the registered

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 TOYOTA MOTOR CORP                                                                           Agenda Number:  700745687
--------------------------------------------------------------------------------------------------------------------------
        Security:  J92676113
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2005
          Ticker:
            ISIN:  JP3633400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the retained earnings                             Mgmt          For                            *

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

2.13   Elect a Director                                          Mgmt          For                            *

2.14   Elect a Director                                          Mgmt          For                            *

2.15   Elect a Director                                          Mgmt          For                            *

2.16   Elect a Director                                          Mgmt          For                            *

2.17   Elect a Director                                          Mgmt          For                            *

2.18   Elect a Director                                          Mgmt          For                            *

2.19   Elect a Director                                          Mgmt          For                            *

2.20   Elect a Director                                          Mgmt          For                            *

2.21   Elect a Director                                          Mgmt          For                            *

2.22   Elect a Director                                          Mgmt          For                            *

2.23   Elect a Director                                          Mgmt          For                            *

2.24   Elect a Director                                          Mgmt          For                            *

2.25   Elect a Director                                          Mgmt          For                            *

2.26   Elect a Director                                          Mgmt          For                            *

3.     Elect 1 Corporate Auditor                                 Mgmt          For                            *

4.     Approve the free distribution of Shinkabu Yoyaku-Ken      Mgmt          For                            *
       right to acquire new issue  to the Directors,
       Executive Directors and the Employees of the
       Company and affiliated Companies

5.     Approve the repurchase of own stocks                      Mgmt          For                            *

6.     Grant retirement allowances to the retiring               Mgmt          Abstain                        *
       Directors

7.     PLEASE NOTE THAT THIS RESOLUTION IS SHAREHOLDERS          Shr           For                            *
       PROPORAL-Amend the Articles of Incorporation

8.     PLEASE NOTE THAT THIS RESOLUTION IS SHAREHOLDERS          Shr           Against                        *
       PROPORAL-Amend the Articles of Incorporation




--------------------------------------------------------------------------------------------------------------------------
 UBS AG                                                                                      Agenda Number:  700667085
--------------------------------------------------------------------------------------------------------------------------
        Security:  H8920M855
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  CH0012032030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 213164, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the annual report, the Group and the              Mgmt          For                            *
       parent Company accounts for 2004, the reports
       of the Group and the Statutory Auditors

2.     Approve the appropriation of the retained earnings,       Mgmt          For                            *
       dividend for FY 2004

3.     Grant discharge to the Members of the Board               Mgmt          For                            *
       of Directors and the Group Executive Board

4.1.1  Re-elect Mr. Marcel Ospel as a Board Member               Mgmt          For                            *

4.1.2  Re-elect Mr. Lawrence A. Weinbach as a Board              Mgmt          For                            *
       Member

4.2.1  Elect Mr. Marco Suter as a Board Member                   Mgmt          For                            *

4.2.2  Elect Mr. Peter R. Voser as a Board Member                Mgmt          For                            *

4.3    Re-elect Ernst and Young Ltd, Basel as the Group          Mgmt          For                            *
       and the Statutory Auditors

5.1    Approve the cancellation of shares repurchased            Mgmt          For                            *
       under the 2004/2005 Share Buyback Program and
       the respective amendment of Article 4 of the
       Articles of Association

5.2    Approve the new 2005/2006 Share Buy Back Program          Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 UCB SA, BRUXELLES                                                                           Agenda Number:  700729671
--------------------------------------------------------------------------------------------------------------------------
        Security:  B93562120
    Meeting Type:  OGM
    Meeting Date:  14-Jun-2005
          Ticker:
            ISIN:  BE0003739530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM .THANK YOU                Non-Voting    No Action                      *

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No Action                      *
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.THANK YOU

1.     Approve the Management report of the Board of             Non-Voting    No Action                      *
       Directors

2.     Approve the report of the Auditors                        Non-Voting    No Action                      *

3.     Approve the annual accounts UCB S.A to 31 DEC             Mgmt          No Action                      *
       2004 and the allocation of the profits or losses
       reflected therein

4.     Grant discharge to the Directors                          Mgmt          No Action                      *

5.     Grant discharge to the Auditors                           Mgmt          No Action                      *

6.     Approve the application of the Rules of Corporate         Non-Voting    No Action                      *
       Governance within the UCB Group and particularly
       as regards the implementation of the Belgian
       Code of Corporate Governance

7.1    Approve to renew the appointment of Mr. Baron             Mgmt          No Action                      *
       Jacobs as a Director, which is due to expire,
       for the period provided by the Articles of
       Association

7.2    Approve to renew the appointment of Mr. Countess          Mgmt          No Action                      *
       Diego Du Monceau De Bergendal as a Director,
       which is due to expire, for the period provided
       by the Articles of Association

7.3    Approve to renew the appointment of Mrs. Jean             Mgmt          No Action                      *
       van Rijckevorsel as a Director, which is due
       to expire, for the period provided by the Articles
       of Association

7.4    Approve to renew the appointment of Mr. Guy               Mgmt          No Action                      *
       Keutgen as a Director, which is due to expire,
       for the period provided by the Articles of
       Association

7.5    Acknowledge the position of Mr. Guy Keutgen               Mgmt          No Action                      *
       as an Independent Director according to the
       Law, satisfying the independence criteria provided
       by law and by the Board of Directors

7.6    Approve to renew the appointment of Dr. Jean-Louis        Mgmt          No Action                      *
       Vanherweghem as a Director, which is due to
       expire, for the period provided by the Articles
       of Association

7.7    Acknowledge the position of Dr. Jean-Louis Vanherweghem   Mgmt          No Action                      *
       as an Independent Director according to the
       law, satisfying the independence criteria provided
       by law and by the Board of Directors

7.8    Appoint Mr. Count de Pret  Arnoud  as a new               Mgmt          No Action                      *
       Director for the period provided by the Articles
       of Association

7.9    Appoint Dr. Peter Fellner as a new Director               Mgmt          No Action                      *
       for the period provided by the Articles of
       Association

7.10   Appoint Mr. Gerhard Mayr as a new Director for            Mgmt          No Action                      *
       the period provided by the Articles of Association

7.11   Acknowledge the position of Mr. Gerhard Mayr              Mgmt          No Action                      *
       as an Independent Director according to the
       law, satisfying the independence criteria provided
       by law and by the Board of Directors

8.1    Approve to fix the annual emoluments of the               Mgmt          No Action                      *
       Directors at EUR 39,000 and the Chairman of
       the Board of Directors at EUR 78,000

8.2    Approve to fix the Directors  presence fees               Mgmt          No Action                      *
       of the Directors at EUR 1,000 EUR per meeting
       and the Chairman of the Board of Directors
       at EUR 2,000 per meeting

8.3    Approve to fix the annual additional remuneration         Mgmt          No Action                      *
       of the Members of the Board Committees at EUR
       5,000 and the Chairmen of the Board Committees
       at EUR 10,000

9.     Approve, pursuant to Article 556 of the Companies         Mgmt          No Action                      *
       Code, to change of control clause contained
       in the syndicated bank loan of EUR 900 million
       entered into between UCB S.A. of the first
       part and KBC Bank N.V., Fortis Bank S.A., Barclays
       Bank PLC, BNP Paribas and Citibank of the other
       part, according to which early repayment could
       be demanded in the event of a change of control
       of UCB S.A.

10.1   Authorize the Company to purchase its own shares          Mgmt          No Action                      *
       on the Stock Exchange for a period of 18 months
       from the date of the general meeting dated
       14 JUN 2005, with a view to such shares potentially
       being used in the context of free allocations
       or issues of stock options implemented by the
       Board of Directors of UCB S.A. for the benefit
       of the Managers of the UCB Group, up to a maximum
       of 2,100,000 shares, purchases may take place
       on the Stock Exchange at a minimum price of
       EUR 20 and at a maximum price of EUR 60

10.2   Approve that shares acquired in this way may              Mgmt          No Action                      *
       be disposed of by the Company without prior
       authorization by the general meeting, upon
       the exercise of purchase options under the
       conditions provided by the Stock Option Plans
       relating to the aforementioned shares, the
       Company s own shares may also be lent by the
       Company to the Managers of the UCB Group in
       the context of the Stock Option Plans instituted
       in 1999 and 2000

10.3   Approve that, throughout the period of ownership          Mgmt          No Action                      *
       by the Company of the shares purchased, the
       rights attached to such shares shall be suspended

10.4   Approve that the authorizations referred to               Mgmt          No Action                      *
       in Resolution 10.1. and 10.2 above shall apply
       to purchases and disposals carried out by direct
       subsidiaries within the meaning of Article
       627 of the Companies Code and those which act
       on behalf of the Company, shares purchased
       by such subsidiaries shall be charged to the
       total of 2,100,000 shares referred to in Point
       10.1 above, throughout the period of ownership
       of the shares by the purchasing subsidiary,
       the voting rights attached to such shares shall
       be suspended

11.    Approve the decision of the Board of Directors            Mgmt          No Action                      *
       to allocate a maximum number of 120,000 free
       shares to personnel of the Leadership Team
       in 2005, namely to some 40 Members of staff
       of the UCB Group, in accordance with allocation
       criteria linked to the level of responsibility
       of those concerned, these allocations of free
       shares will take place on condition that the
       interested parties remain in post within the
       UCB Group for a period of at least 3 years




--------------------------------------------------------------------------------------------------------------------------
 UFJ HOLDINGS INC, TOKYO                                                                     Agenda Number:  700751298
--------------------------------------------------------------------------------------------------------------------------
        Security:  J9400N106
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3944300007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE FOURTH ANNUAL GENERAL        Non-Voting    No vote
       SHAREHOLDERS  MEETING AND THE CLASS SHAREHOLDERS
       MEETING OF SHAREHOLDERS OF ORDINARY SHARES

A.1    Approval of the plan for disposition of loss              Mgmt          For                            *
       for the fourth fiscal year

A.2    Partial amendment to the Articles of Incorporation        Mgmt          For                            *

A.3    Approval of the merger agreement between the              Mgmt          For                            *
       Company and Mitsubishi Tokyo Financial Group,
       Inc.

A.4.1  Election of Mr. Iwao Okijima as a Director                Mgmt          For                            *

A.4.2  Election of Mr. Hiroshi Hamada as a Director              Mgmt          For                            *

A.4.3  Election of Mr. Shosaku Yasui as a Director               Mgmt          For                            *

A.4.4  Election of Mr. Ryosuke Tamakoshi as a Director           Mgmt          For                            *

A.4.5  Election of Mr. Toshihide Mizuno as a Director            Mgmt          For                            *

A.4.6  Election of Mr. Takamune Okihara as a Director            Mgmt          For                            *

A.4.7  Election of Mr. Shintaro Yasuda as a Director             Mgmt          For                            *

A.5.1  Election of Mr. Hideo Fujino as a Corporate               Mgmt          For                            *
       Auditor

A.5.2  Election of Mr. Haruo Matsuki as a Corporate              Mgmt          For                            *
       Auditor

A.5.3  Election of Mr. Kunie Okamoto as a Corporate              Mgmt          For                            *
       Auditor

A.5.4  Election of Mr. Yoshiharu Hayakawa as a Corporate         Mgmt          For                            *
       Auditor

C.1    Matters concerning the approval of the merger             Mgmt          For                            *
       agreement between the Company and Mitsubishi
       Tokyo Financial Group, Inc




--------------------------------------------------------------------------------------------------------------------------
 UNI-CHARM CORP                                                                              Agenda Number:  700756286
--------------------------------------------------------------------------------------------------------------------------
        Security:  J94104114
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3951600000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit appropriation for No.45 term:          Mgmt          For                            *
       dividends for the current term has been proposed
       as JYP 15 per share  JYP 30 on a yearly basis

2.     Amend the Company s Articles of Incorporation:            Mgmt          Against                        *
       the Company s number of issued and outstanding
       shares will be changed to 275,926,364 from
       the present 196,390,411

3.1    Elect Mr. Keiichirou Takahara as a Director               Mgmt          For                            *

3.2    Elect Mr. Takahisa Takahara as a Director                 Mgmt          For                            *

3.3    Elect Mr. Takaaki Okabe as a Director                     Mgmt          For                            *

3.4    Elect Mr. Kennosuke Nakano as a Director                  Mgmt          For                            *

3.5    Elect Mr. Shinji Mori as a Director                       Mgmt          For                            *

3.6    Elect Mr. Eiji Ishikawa as a Director                     Mgmt          For                            *

4.     Elect Mr. Shigeki Maruyama as the Statutory               Mgmt          For                            *
       Auditor

5.     Approve the Company to grant the retirement               Mgmt          For                            *
       allowance to the 2 Directors to Mr. Kouji Inokuma
       and Mr. Shigeki Maruyama; and to 1 Statutory
       Auditor to Mr. Katsuaki Ishikawa, who retires
       during the current term according to Company
       Rule




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, GENOVA                                                             Agenda Number:  700681035
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  OGM
    Meeting Date:  30-Apr-2005
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       01 MAY 2005 AND A THIRD CALL ON 02 MAY 2005.
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU

       PLEASE NOTE THAT THIS IS A MIX MEETINH. THANK             Non-Voting    No vote
       YOU.

O.1    Approve the balance sheet reports as of 31 DEC            Mgmt          For                            *
       2004 together with the Board of Directors,
       the Internal and the External Auditors  reports;
       the consolidated balance sheet reports and
       the social and the environmental report

O.2    Approve the profit allocation                             Mgmt          For                            *

O.3    Appoint the Directors after stating their number          Mgmt          For                            *
       for the financial years 2005-2007 with term
       in office expiring at the meeting called to
       approve the 2007 balance sheet reports

O.4    Approve the Board of Directors and the Executive          Mgmt          For                            *
       Committee annual emolument, as per Article
       26 of the By-Law

O.5    Authorize Unicredito Italiano S.P.A. to join              Mgmt          For                            *
       the European economic interest grouping called,
       global development, as per Article 2361 Comma
       2, of the Italian Civil Code

O.6    Approve to take on savings shareholders representative    Mgmt          For                            *
       s emolument

E.1    Approve the merger by incorporation of Banca              Mgmt          For                            *
       Dell Umbria 1462 S.P.A. and Cassa Risparmio
       Carpi S.P.A. into Unicredito Italiano S.P.A.;
       amend the By-Law




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700673987
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  OGM
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No Action                      *

       PLEASE NOTE THAT BLOCKING CONDITIONS ARE RELAXED.         Non-Voting    No Action                      *
       BLOCKING IS LIMITED TO THE PERIOD BETWEEN THE
       CUT-OFF DATE SET TO 27 APR 2005 AND ONE DAY
       FOLLOWING THE REGISTRATION DATE SET TO 03 MAY
       2005. VOTE INSTRUCTIONS RECEIVED AFTER THE
       CUT-OFF DATE ARE CONSIDERED LATE. LATE VOTES
       ARE PROCESSED ON A BEST EFFORT BASIS. SHARE
       BLOCKING IS APPLIED TO LATE VOTES BEGINNING
       ON RECEIPT DATE OF VOTE INSTRUCTIONS THROUGH
       THE DAY FOLLOWING REGISTRATION DATE. SHARES
       CAN BE TRADED THEREAFTER. THANK YOU

1.     Consideration of the Annual Report for the 2004           Non-Voting    No Action                      *
       financial year submitted by the Board of Directors
       and the report of the Remuneration Committee.

2.     Adoption of the Annual Accounts and appropriation         Mgmt          No Action                      *
       of the profit for the 2004 financial year.

3.     Discharge of the Executive Directors.                     Mgmt          No Action                      *

4.     Discharge of the Non-Executive Directors.                 Mgmt          No Action                      *

5.     Corporate Governance and alterations to the               Mgmt          No Action                      *
       Articles of Association.

6.A    Appointment of Executive Directors - PJ Cescau            Mgmt          No Action                      *

6.B    Appointment of Executive Directors - CJ van               Mgmt          No Action                      *
       der Graaf

6.C    Appointment of Executive Directors - RHP Markham          Mgmt          No Action                      *

6.D    Appointment of Executive Directors - RD Kugler            Mgmt          No Action                      *

7.A    Appointment of Non-Executive Directors - A Burgmans       Mgmt          No Action                      *

7.B    Appointment of Non-Executive Directors - The              Mgmt          No Action                      *
       Rt Hon The Lord Brittan of Spennithorne QC
       DL

7.C    Appointment of Non-Executive Directors - The              Mgmt          No Action                      *
       Rt Hon The Baroness Chalker of Wallasey

7.D    Appointment of Non-Executive Directors - B Collomb        Mgmt          No Action                      *

7.E    Appointment of Non-Executive Directors - Professor        Mgmt          No Action                      *
       W Dik

7.F    Appointment of Non-Executive Directors - O Fanjul         Mgmt          No Action                      *

7.G    Appointment of Non-Executive Directors - H Kopper         Mgmt          No Action                      *

7.H    Appointment of Non-Executive Directors - The              Mgmt          No Action                      *
       Lord Simon of Highbury CBE

7.I    Appointment of Non-Executive Directors - J van            Mgmt          No Action                      *
       der Veer

8.     Remuneration of Directors.                                Mgmt          No Action                      *

9.     NLG 0.10 cumulative preference shares; reduction          Mgmt          No Action                      *
       of the issued capital by cancellation, in accordance
       with Articles 99 and 100 of the Netherlands
       Civil Code, of the NLG 0.10 cumulative preference
       shares.

10.    Appointment of Auditors charged with the auditing         Mgmt          No Action                      *
       of the Annual Accounts for the 2005 financial
       year.

11.    Designation, in accordance with Articles 96               Mgmt          No Action                      *
       and 96a of Book 2 of the Netherlands Civil
       Code, of the Board of Directors as the company
       body authorized in respect of the issue of
       shares in the Company.

12.    Authorization, in accordance with Article 98              Mgmt          No Action                      *
       of Book 2 of the Netherlands Civil Code, of
       the Board of Directors to purchase shares in
       the Company and depositary receipts therefore.

13.    Questions.                                                Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700672529
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  OTH
    Meeting Date:  10-May-2005
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No Action                      *

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action                      *
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 03 MAY 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No Action                      *

2.     Approve the designation of the newly established          Mgmt          No Action                      *
       foundation  Stichting Administratiekantoor
       Unilever N.V.  as another trust office within
       the meaning of Article 18 Paragraph 1 of the
       applicable conditions of administration dated
       06 MAY 1999

3.     Any other business                                        Non-Voting    No Action                      *

4.     Closure                                                   Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER PLC                                                                                Agenda Number:  700675777
--------------------------------------------------------------------------------------------------------------------------
        Security:  G92087124
    Meeting Type:  AGM
    Meeting Date:  11-May-2005
          Ticker:
            ISIN:  GB0005748735
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the accounts and the balance          Mgmt          For                            *
       sheet for the YE 31 DEC 2004, together with
       the Directors  report and the Auditors  report

2.     Approve the Directors  remuneration report for            Mgmt          For                            *
       the YE 31 DEC 2004 included within the annual
       report and the accounts for 2004

3.     Declare a dividend on the ordinary shares                 Mgmt          For                            *

4.     Re-elect Mr. P.J. Cescau as a Executive Director          Mgmt          For                            *

5.     Re-elect Mr. C.J. van der Graaf as a Executive            Mgmt          For                            *
       Director

6.     Re-elect Mr. R.H.P. Markham as a Executive Director       Mgmt          For                            *

7.     Elect Mr. R.D. Kugler as a Executive Director             Mgmt          For                            *

8.     Re-elect Mr. A. Burgmans as a Non-Executive               Mgmt          For                            *
       Director

9.     Re-elect the Rt. Honorable the Lord Brittan               Mgmt          For                            *
       of Spennithorne QC DL as a Non-Executive Director

10.    Re-elect the Rt. Honorable the Baroness Chalker           Mgmt          For                            *
       of Wallasey as a Non-Executive Director

11.    Re-elect Mr. B. Collomb as a Non-Executive Director       Mgmt          For                            *

12.    Re-elect Professor W. Dik as a Non-Executive              Mgmt          For                            *
       Director

13.    Re-elect Mr. O. Fanjul as a Non-Executive Director        Mgmt          For                            *

14.    Re-elect Mr. H. Kopper as a Non-Executive Director        Mgmt          For                            *

15.    Re-elect the Lord Simon of HighBury CBE as a              Mgmt          For                            *
       Non-Executive Director

16.    Re-elect Mr. J. van der Veer as a Non-Executive           Mgmt          For                            *
       Director

17.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            *
       Auditors of the Company, to hold the office
       until the next general meeting at which accounts
       are laid before the members

18.    Authorize the Directors to fix the remuneration           Mgmt          For                            *
       of the Auditors

19.    Authorize the Directors to exercise all power             Mgmt          For                            *
       of the Company to allot relevant securities
       Section 80 of  the Companies Act 1985  up
       to an aggregate nominal amount of GBP 13,450,000;
       Authority expires on the day preceding the
       5th anniversary of the passing of this resolution
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.20   Authorize the Directors, subject to the passing           Mgmt          For                            *
       of Resolution 19 and pursuant to Section 95
       of the Companies Act 1985, to allot equity
       securities  Section 94 of the Act  for cash
       pursuant to the authority conferred by Resolution
       19 or where such allotment constitutes an allotment
       of the equity securities by virtue of Section
       94(3A) of the Act, disapplying the statutory
       pre-emption rights  Section 89(1) , provided
       that this power is limited to the allotment
       of equity securities: a) in connection with
       a rights issue in favor of ordinary shareholders;
       b) up to an aggregate nominal amount of GBP
       2,000,000;  Authority expires on the preceding
       the 5th anniversary of the passing of this
       resolution ; and the Directors may allot equity
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

S.21   Authorize the Company, pursuant to Article 64             Mgmt          For                            *
       of the Articles of the Association, to make
       market purchases  Section 163(3) of the Companies
       Act 1985  of up to 290 million shares of 1.4p
       each in the capital of the Company, at a minimum
       price of 1.4p and up to 5% of the average middle
       market quotations for such shares derived from
       the Daily Official List of the London Stock
       Exchange, over the previous 5 business days;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 12 months
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

S.22   Amend the Articles of Association: by deleting            Mgmt          For                            *
       some words in Article 107 and replacing them
       with new words; by deleting some words in Article
       108 and replacing them with new words; by deleting
       some words in Article 130 and replacing them
       with new words

S.23   Approve that the Article 159 be deleted and               Mgmt          For                            *
       be substituted with new one

24.    Approve the Unilever Global Performance Share             Mgmt          For                            *
       Plan 2005; authorize Directors to do all acts
       and things necessary and expedient to adopt
       and operate the Plan, including making such
       modification as the Directors consider appropriate
       to take account of regulatory requirements
       and best practice and authorize the Directors
       to establish such further plans similar to
       and based on the Plan for employees in particular
       countries, subject to such modifications as
       may be necessary or desirable to take account
       of overseas securities laws, exchange control
       and tax legislation

25.    Approve the rules of the Unilever Plc 2005 Share          Mgmt          For                            *
       Save Plan and authorize the Directors to make
       such modifications to the ShareSave Plan as
       they consider necessary to obtain the approval
       of the Board of the Inland Revenue or to take
       account of regulatory requirements and best
       practice and to adopt the ShareSave Plan as
       so modified and do all acts and things necessary
       to operate the ShareSave Plan and to establish
       such further plans for the benefit of the employee
       out side of the UK based on the Share Save
       Plan subject to such modification as may be
       necessary or desirable to take legislation
       provided that any ordinary shares of the Company
       made available under such further plan are
       treated as counting against any limits on individual
       participation, where appropriate or overall
       participation in the Share Save Plan




--------------------------------------------------------------------------------------------------------------------------
 UPM-KYMMENE CORP                                                                            Agenda Number:  700638541
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9518S108
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2005
          Ticker:
            ISIN:  FI0009005987
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE: MARKET         Non-Voting    No vote
       RULES REQUIRE ADP TO DISCLOSE BENEFICIAL OWNER
       INFORMATION FOR ALL VOTED ACCOUNTS. IF AN ACCOUNT
       HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL NEED
       TO PROVIDE THE BREAKDOWN OF EACH BENEFICIAL
       OWNER NAME, ADDRESS AND SHARE POSITION TO YOUR
       ADP CLIENT SERVICE REPRESENTATIVE. THIS INFORMATION
       IS REQUIRED IN ORDER FOR ADP TO LODGE YOUR
       VOTE.

1.1    Adopt the accounts                                        Mgmt          For                            *

1.2    Approve the action on profit or loss Board s              Mgmt          For                            *
       proposal to pay a dividend of EUR 0.75 per
       share

1.3    Grant discharge from liability                            Mgmt          Against                        *

1.4    Approve the remuneration of Board members                 Mgmt          Abstain                        *

1.5    Approve the remuneration of Auditor(s)                    Mgmt          Abstain                        *

1.6    Approve the composition of the Board                      Mgmt          For                            *

1.7    Appoint the Auditor(s)                                    Mgmt          For                            *

2.     Approve to reduce the share capital, to invalidate        Mgmt          For                            *
       own shares held by the Company, by no more
       than EUR 44,504,130, by invalidating, without
       payment, no more than 26,178,900 own shares
       possibly to be acquired by the Company prior
       to the general meeting of shareholders

3.     Authorize the Board to buy back of the Company            Mgmt          For                            *
       s own shares no fewer than 100 and no more
       than 25,000,000  represents less than 5% of
       the total number of the Company s shares and
       less than 5% of the number of votes carried
       by the shares  through public trading on the
       Helsinki Stock Exchange, at the price quoted
       in public trading at the time of purchase

4.     Authorize the Board to decide on the disposal             Mgmt          Against                        *
       of the own shares bought back in accordance
       with the above decision on the following conditions:
       the authorization concerns a maximum of 25,000,000
       own shares bought back by the Company; and
       to decide to whom and in what order it will
       dispose of the said shares;  Authority expires
       after 1 year from the date of AGM

5.     Authorize the Board to decide on increasing               Mgmt          Against                        *
       the share capital by a maximum of 178,015,500
       representing 104,715,000 new shares with a
       book value of EUR 1.70 per share  through 1
       or several issuances of new shares and/or 1
       or several convertible bond issues;  Authority
       expires after 1 year

6.     Approve to issue stock options to the key personnel       Mgmt          For                            *
       of the UPM-Kymmene Group as well as to a wholly
       owned subsidiary of UPM-Kymmene Corporation;
       the number of stock options issued will be
       9,000,000

7.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        *
       PROPOSAL: Approve the presentation of agreements
       made between UPM-Kymmene Corporation and Asia
       Pacific Resources International Holdings Ltd
       (April), the chemical pulp procurement policy
       of UPM-Kymmene Corporation, the set-off of
       receivables from April upon certain conditions,
       and a demand for stricter control of illegal
       loggings to be made to the State of Indonesia




--------------------------------------------------------------------------------------------------------------------------
 VEDIOR NV, AMSTERDAM                                                                        Agenda Number:  700703235
--------------------------------------------------------------------------------------------------------------------------
        Security:  N9202Y107
    Meeting Type:  EGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  NL0000390854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No Action                      *

2.     Approve to make recommendations for the appointment       Mgmt          No Action                      *
       of a Member of the Board of the Stichting Administratiekantoor
       of ordinary Shares Vedior

3.     Questions                                                 Other         No Action                      *

4.     Closing                                                   Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 VEDIOR NV, AMSTERDAM                                                                        Agenda Number:  700691543
--------------------------------------------------------------------------------------------------------------------------
        Security:  N9202Y107
    Meeting Type:  AGM
    Meeting Date:  29-Apr-2005
          Ticker:
            ISIN:  NL0000390854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 207989 DUE TO CHANGE IN VOTING STATUS. THANK
       YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Approve the annual report and the accounts 2004:          Mgmt          For                            *
       report by the Management Board and preceding
       advice by Supervisory Board; report of  Stichting
       Administratiekantoor van gewone aandelen Vedior
       ; adoption of the annual account 2004; and
       to make a payment out of the distributable
       part of the shareholders  equity

3.     Grant discharge to the Board of Directors and             Mgmt          For                            *
       the Supervisory Board

4.     Approve the Corporate Governance                          Mgmt          For                            *

5.     Approve to extend the authorization of the Management     Mgmt          Against                        *
       Board to issue shares and restrict or exclude
       the pre-emptive rights

6.     Authorize the Management Board to purchase                Mgmt          For                            *
       depository receipts for  the Company s own
       shares for an 18 months period

7.     Re-appoint Mr. D. Sinninghe Damste as a Member            Mgmt          For                            *
       of the Supervisory Board

8.     Approve the remuneration of the Supervisory               Mgmt          For                            *
       Board

9.     Approve to reduce the capital by redemption               Mgmt          For                            *
       of: a) preference shares A and b) preference
       shares B

10.    Amend the Articles of Association                         Mgmt          For                            *

11.    Any other business                                        Other         For                            *

12.    Close                                                     Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 VEOLIA ENVIRONNEMENT                                                                        Agenda Number:  700683483
--------------------------------------------------------------------------------------------------------------------------
        Security:  F9686M107
    Meeting Type:  MIX
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  FR0000124141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 02 MAY               Non-Voting    No vote
       2005 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 12 MAY 2005. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.1    Approve the Board of Directors and the general            Mgmt          For                            *
       report of the Statutory Auditors, the financial
       statements for the year 2004 in the form presented
       to the meeting

O.2    Approve the consolidated financial statements             Mgmt          For                            *
       for the said FY in the form presented to the
       meeting

O.3    Approve the non-deductible fees and expenses              Mgmt          For                            *
       of EUR 2,171,129.00              eral Des Impots

O.4    Approve to transfer the amount of EUR 200,000,000.00      Mgmt          For                            *
       from the special reserve on long-term capital
       gains to an ordinary reserve account  other
       reserves account  by 31 DEC 2005; following
       this transfer, the special reserve on long-term
       capital gains the special reserve on long-term
       capital gains will amount to EUR 118,823,440.00;
       the amount of EUR 4,987,500.00 corresponding
       to the special tax was posted to the retained
       earnings account on 31 DEC 2004, thus raising
       this account to EUR 461,037,241.00; the amount
       of the special tax shall be charged in 2005
       to the ordinary reserve account, thus amounting
       to EUR 195,012,500.00

O.5    Approve the recommendations of the Board of               Mgmt          For                            *
       Directors and resolves to appropriate the distributable
       profits as follows: profits for the FY: EUR
       525,658,051.00 prior retained earnings: EUR
       461,037,241.00 distributable profits: EUR 986,695,292.00
       to be allocated as follows: legal reserve:
       EUR 26,282,903.00 global dividend: EUR 276,366,948.00
       carry forward account: EUR 684,045,441.00 the
       shareholders will receive a net dividend of
       EUR 0.68 per share, eligible for the 50% allowance;
       this dividend will be paid on 27 MAY 2005

O.6    Approve the special report of the Auditors on             Mgmt          For                            *
       agreements Governed by Article L.225-38 of
       the French Commercial Code

O.7    Approve to renew Barbier Frinault and CIE, Ernst          Mgmt          For                            *
       and Young as the Statutory Auditor for a period
       of 6 years

O.8    Appoint the Firm Auditex as the Depury Auditor            Mgmt          For                            *
       for a period of 6 years

O.9    Authorizes the Board of Directors to trade in             Mgmt          For                            *
       the Company s shares on the stock market, as
       per the following conditions: maximum purchase
       price: EUR 37.00, maximum number of shares
       to be traded: 10% of the shares comprising
       the share capital; and approve to delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 18 months

O.10   Approve to cancel the delegation set forth in             Mgmt          For                            *
       Resolution O.7 and given by the CGM of 12 MAY
       2004 in order to issue bonds

E.11   Approve to delegate all powers to the Board               Mgmt          For                            *
       of Directors to increase in one or more transactions,
       in France or abroad, the share capital by a
       maximum nominal amount of EUR 1,000,000,000.00
       with the issue, with maintenance of the shareholders
       preferential rights of subscription, of shares
       not including preference shares  and securities
       giving access to the Company capital to be
       subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing retained
       earnings, income or profits; it is worth noting
       that the overall nominal maximum amount of
       capital increases carried out under this delegation
       of authority and the ones of Resolutions from
       E.12 to E.17 is set at EUR 2,700,000,000.00;
       the general meeting delegates all powers to
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       Authority expires at the end of 26 months

E.12   Approve to delegate all powers to the Board               Mgmt          Against                        *
       of Directors to increase in one or more transactions,
       in France or abroad, the share capital by a
       maximum nominal amount of EUR 1,000,000,000.00
       with the issue, with waiver of the shareholders
       preferential rights of subscription, of shares
       not including preference shares  and securities
       giving access to the Company capital to be
       subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing retained
       earnings, income or profits; these securities
       can notably be issued in consideration for
       securities tendered in a public exchange offer;
       it cancels all earlier authorizations to the
       same effect; the general meeting delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

E.13   Approve to delegate the Board of Directors all            Mgmt          For                            *
       powers in order to increase the share capital,
       in one or more transactions, by a maximum nominal
       amount of EUR 370,000,000.00, by way of capitalizing
       retained earnings, premiums or any other capitalizable
       items, to be carried out through the issue
       of bonus shares or the raise of the par value
       of the existing shares or by utilizing both
       methods; it cancels all earlier authorizations
       to the same effect; the general meeting delegates
       all powers to the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.14   Approve to resolve that, the Board of Directors           Mgmt          Against                        *
       may decide to increase the number of securities
       to be issued in the event of a capital increase
       with or without the preferential rights of
       subscription of the shareholders, within the
       limit of 15% of the initial issue; the nominal
       amount of capital increases set forth in the
       present resolution shall count against the
       overall value set forth in Resolution E.11
       i.e. EUR 1,000,000,000.00;  Authority expires
       at the end of 26 months

E.15   Authorize the Board of Directors to increase              Mgmt          For                            *
       the share capital, in one or more transactions,
       by way of issuing shares and securities giving
       access to the capital in favour of the Company
       s employees who are Members of a Company Saving
       Plan and for an amount which shall not exceed
       EUR 15,000,000.00; it cancels for the portion
       unused, all earlier delegations to the same
       effect; and to proceed with allocations free
       securities giving access to the capital or
       to be issued, reserved for the beneficiaries
       above mentioned; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       at the end of 26 months

E.16   Approve to delegate the Board of Directors all            Mgmt          For                            *
       powers to grant, in one or more transactions,
       to the Company and its subsidiaries  employees
       and Officers, options giving the right either
       to subscribe for new shares in the Company
       to be issued through a share capital increase.
       Or to purchase existing shares purchased by
       the Company, it being provided that the options
       shall not five rights to a total number of
       shares, which shall exceed 1% of the share
       capital; it cancels for the portion unused,
       all earlier authorizations to the same effect;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.17   Authorize the Board of Directors to proceed               Mgmt          For                            *
       with allocations free of charge of Company
       s existing ordinary shares or to be issued
       not including preference shares , in favour
       of the Company and its subsidiaries employees
       or the Officers provided that they shall not
       represent more than 0.5% of the share capital;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 14 months

O.18   Grant all powers to the Board of Directors to             Mgmt          For                            *
       reduce the share capital by canceling the shares
       held by the Company in connection with a Stock
       Purchase Plan, provided that the total number
       of shares cancelled in the 24 months does not
       exceed 10% of the capital; it cancels for the
       portion unused, all earlier authorizations
       to the same effect; approve to delegate all
       powers to the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires at the end
       of 26 months

O.19   Approve to set 1% or a multiple of this fraction          Mgmt          For                            *
       the obligation of declaration of exceeding
       the threshold and to make easier the provisions
       referring to the identification of the Company
       s shareholders; and amend the Article Association
       Number 9

O.20   Grant all powers to bearer of a copy or an extract        Mgmt          For                            *
       of the minutes of this meeting in order to
       accomplish all formalities, filings and registrations
       prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1




--------------------------------------------------------------------------------------------------------------------------
 VODAFONE GROUP PLC                                                                          Agenda Number:  700562817
--------------------------------------------------------------------------------------------------------------------------
        Security:  G93882101
    Meeting Type:  AGM
    Meeting Date:  27-Jul-2004
          Ticker:
            ISIN:  GB0007192106
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Financial statements - Receive the financial              Mgmt          For                            *
       statements for the financial year which ended
       on 31 MAR 2004 together with the reports of
       the Directors and the Auditors

2.     Remuneration Report - In accordance with the              Mgmt          For                            *
       Directors  Remuneration Report Regulations
       2002, the Board submits the Remuneration Report
       to a vote of shareholders. In accordance with
       the Regulations, the approval of the Remuneration
       Report is proposed as an Ordinary Resolution.
       In 2003, the resolution to approve the Remuneration
       Report was passed by a significant majority.
       The current Remuneration Policy was produced
       following extensive consultation with shareholders
       and institutional bodies in 2001 and 2002.
       In the two years since the Policy was introduced,
       the Chairman and the Chairman of the Remuneration
       Committee have maintained proactive annual
       dialogue on remuneration matters with the Company
       s major shareholders and relevant institutions.
       The objective of this dialogue is to provide
       information about the Company and our views
       on remuneration issues and to listen to shareholders
       views on any proposed adjustments to policy
       implementation; The Remuneration Committee
       strives to ensure that the Policy provides
       a strong and demonstrable link between incentives
       and the Company s strategy and sets a framework
       for remuneration that is consistent with the
       Company s scale and scope. As a result of this
       year s review, the Remuneration Committee has
       concluded that the existing policy continues
       to serve the Company and shareholders well
       and will remain in place for the year ending
       31 MAR 2005. The Committee has also reviewed
       the effectiveness of the current policy and
       is satisfied that the incentive plans have
       delivered, or are forecast to deliver, rewards
       that are consistent with the Company s performance
       achievement

3.     Re-election of Director - In accordance with              Mgmt          For                            *
       the Company s Articles of Association, Peter
       Bamford, an Executive Director, is required
       to retire, which he does, and, pursuant to
       Resolution 3, offers himself for re-election

4.     Re-election of Director - In accordance with              Mgmt          For                            *
       the Company s Articles of Association, Julian
       Horn-Smith, an Executive Director, is required
       to retire, which he does, and, pursuant to
       Resolution 4, offers himself for re-election

5.     Re-election of Director - In accordance with              Mgmt          For                            *
       the Company s Articles of Association, Sir
       David Scholey, a Non-executive Director, is
       required to retire, which he does, and, pursuant
       to Resolution 5, offers himself for re-election

6.     Election of Director - In accordance with the             Mgmt          For                            *
       Company s Articles of Association one of the
       Company s Non-executive Directors, Luc Vandevelde,
       having been appointed as a Director during
       the year, is required to retire, which he does,
       and, pursuant to Resolution 6, offers himself
       for election

7.     7. Final dividend - This Resolution seeks shareholder     Mgmt          For                            *
       approval to the final ordinary dividend recommended
       by the Directors. The Directors are proposing
       a final dividend of 1.0780 pence per ordinary
       share. An interim dividend of 0.9535 pence
       per ordinary share was paid on 6 FEB 2004,
       making a total dividend for the year of 2.0315
       pence per ordinary share. If approved, the
       dividend will be paid on 6 AUG 2004 to shareholders
       on the ordinary register as of 4 JUN 2004

8.     Auditors - The Company is required to appoint             Mgmt          For                            *
       Auditors at each general meeting at which accounts
       are presented, to hold office until the end
       of the next such meeting. Resolution 8, which
       is recommended by the Audit Committee, proposes
       the re-appointment of the Company s existing
       Auditors, Deloitte & Touche LLP

9.     Auditors - The Company is required to appoint             Mgmt          For                            *
       Auditors at each general meeting at which accounts
       are presented, to hold office until the end
       of the next such meeting. Resolution 9 follows
       best practice in corporate governance by separately
       seeking authority for the Audit Committee to
       determine their remuneration

10.    Political Donations - This Resolution seeks               Mgmt          For                            *
       authority from shareholders to enable the Company
       to make donations or incur expenditure which
       it would otherwise be prohibited from making
       or incurring following the coming into effect
       of the Political Parties, Elections and Referendums
       Act 2000 (the  Act ). Amongst other things,
       the Act prohibits the Company from making donations
       to EU Political Organizations in the period
       of 12 months following the Company s Annual
       General Meeting (and each succeeding 12 month
       period) in excess of an aggregate of GBP 5,000
       unless the Company has been authorized to make
       such donations by its shareholders. The Company
       has no intention of changing its current practice
       of not making political donations and will
       not do so without the specific endorsement
       of shareholders. However, the Act defines EU
       Political Organizations widely to include,
       amongst other things, organizations which carry
       on activities which are capable of being reasonably
       regarded as intended to affect public support
       for a political party in any EU member state
       or to influence voters in relation to any referendum
       in any EU member state. As a result, it is
       possible that EU Political Organizations may
       include, for example, bodies concerned with
       policy review and law reform, with the representation
       of the business community or sections of it
       or with the representation of other communities
       or special interest groups which it may be
       in the Group s interest to support. The Act
       requires that this authorizing Resolution should
       not purport to authorize particular donations
       or expenditure. However, the Act also requires
       disclosure in the Annual Report of the Company
       of particulars in respect of any donation made
       to an EU Political Organization or any EU Political
       Expenditure incurred which is in excess of
       GBP 200 and if any such donation is made or
       expenditure incurred this will be disclosed
       in the Company s Annual Report for next year
       and, as appropriate, succeeding years. The
       Company considers that the authority sought
       under Resolution 10 to allow it or its subsidiaries
       to incur this type of expenditure up to an
       aggregate limit of GBP 100,000 is necessary,
       principally to ensure that, because of the
       uncertainty over which bodies are covered by
       the definition of EU Political Organization,
       the Company does not unintentionally breach
       the Act. No donations or expenditure of the
       type requiring disclosure under the Act were
       made in the year ended 31 MAR 2004 nor are
       any contemplated but, on a precautionary basis,
       the directors believe it is appropriate to
       request the authority sought

11.    Authority to allot shares - Under Section 80              Mgmt          For                            *
       of the Companies Act 1985, Directors are, with
       certain exceptions, unable to allot relevant
       securities without the authority of the shareholders
       in a general meeting. Relevant securities as
       defined in the Companies Act 1985 include the
       Company s ordinary shares or securities convertible
       into the Company s ordinary shares. This Resolution
       authorizes the Directors to allot up to 9,000,000,000
       ordinary shares for the period ending on the
       earlier of 27 OCT 2005 or the Company s Annual
       General Meeting in 2005. The authority represents
       approximately 13.2% of the share capital in
       issue at 24 MAY 2004. This percentage excludes
       800,000,000 ordinary shares held in treasury
       at that date, which represented 1.2% of the
       share capital in issue at 24 MAY 2004. This
       authority complies with guidelines issued by
       investor bodies. The Directors have no immediate
       plans to make use of this authority, other
       than to fulfill the Company s obligations under
       its executive and employee share plans

S.12   Disapplication of pre-emption rights - Section            Mgmt          For                            *
       89 of the Companies Act 1985 imposes restrictions
       on the issue of equity securities (as defined
       in the Companies Act 1985, which include the
       Company s ordinary shares) which are, or are
       to be, paid up wholly in cash and not first
       offered to existing shareholders. The Company
       s Articles of Association allow shareholders
       to authorize Directors for a period up to five
       years to allot (a) relevant securities generally
       up to an amount fixed by the shareholders and
       (b) equity securities for cash other than in
       connection with a rights issue up to an amount
       specified by the shareholders and free of the
       restriction in Section 89. In accordance with
       institutional investor guidelines the amount
       of equity securities to be issued for cash
       other than in connection with a rights issue
       is restricted to 5% of the existing issued
       ordinary share capital. Resolution 12 is conditional
       on Resolution 11 having been passed and will
       be proposed as a special resolution. It authorizes
       the Directors to allot up to 3,300,000,000
       ordinary shares for cash without first being
       required to offer them to existing shareholders
       for the period ending on the earlier of 27
       OCT 2005 or the Company s Annual General Meeting
       in 2005. The authority represents approximately
       4.83% of the share capital in issue at 24 MAY
       2004 and complies with guidelines issued by
       investor bodies. The Directors have no immediate
       plans to make use of this authority, other
       than to fulfill the Company s obligations under
       its executive and employee share plans

S.13   Approval of market purchases of ordinary shares           Mgmt          For                            *
       - In certain circumstances it may be advantageous
       for the Company to purchase its own shares.
       Resolution 13, which will be proposed as a
       special resolution, approves the purchase by
       the Company of up to 6,600,000,000 ordinary
       shares at a price not exceeding 105% of the
       average middle market closing price of such
       shares on the five dealing days prior to the
       date of purchase. Similar resolutions have
       been approved by shareholders at previous Annual
       General Meetings of the Company. The Directors
       will use this authority only after careful
       consideration, taking into account market conditions
       prevailing at the time, other investment opportunities,
       appropriate gearing levels and the overall
       position of the Company. The Directors will
       only purchase such shares after taking into
       account the effects on earnings per share and
       the benefit for shareholders. Resolution 13
       specifies the maximum number of shares which
       may be acquired and the maximum and minimum
       prices at which they may be bought. The Directors
       intend to seek the renewal of these powers
       at subsequent Annual General Meetings. The
       total number of options to subscribe for shares
       outstanding at 24 MAY 2004 was 1,349,727,388.
       This represents 1.98% of the issued capital
       at that date. If the Company was to buy back
       the maximum number of shares permitted pursuant
       to this Resolution, then the total number of
       options to subscribe for shares outstanding
       at 24 MAY 2004 would represent 2.2% of the
       reduced issued share capital. The Companies
       (Acquisition of Own Shares) (Treasury Shares)
       Regulations 2003 (the  Regulations ) came into
       force on 1 DEC 2003. The Regulations allow
       companies to hold such shares acquired by way
       of market purchase in treasury rather than
       having to cancel them. No dividends are paid
       on shares while held in treasury and no voting
       rights attach to treasury shares. Whilst in
       treasury, the shares are treated as if cancelled.
       On 18 NOV 2003, the Company announced its intention
       to implement a share purchase programme and
       the Directors allocated GBP 2.5 billion to
       the programme. On various dates beginning on
       1 DEC 2003, the Company has made market purchases
       of its ordinary shares in accordance with the
       approval given by shareholders at the Annual
       General Meeting on 30 JUL 2003. As at 31 MAR
       2004, GBP 1.1 billion of ordinary shares had
       been purchased in this way and held in treasury.

S.14   Approval of contingent purchase contracts and             Mgmt          For                            *
       off-market purchases by the Company of ordinary
       shares - Under the rules of the UK Listing
       Authority (the Listing Rules) the Company may
       not purchase its shares at a time when any
       Director is in receipt of unpublished price
       sensitive information about the Company. Accordingly,
       no purchases of shares were made in the period
       from 1 APR 2004 up to the announcement of the
       full year results on 25 MAY 2004 or at certain
       other times when the Directors might have been
       in receipt of unpublished price sensitive information.
       This inevitably reduced the number of shares
       the Company was able to purchase under the
       share purchase programme. In order to ensure
       maximum flexibility to utilize the increased
       share purchase programme the Company has considered
       a number of methods to allow it to buy shares
       from 1 OCT 2004 to the announcement of its
       interim results and from 1 APR 2005 to the
       announcement of its full year results (the
       Close Periods). One method is for the Company
       to sell put options (a contract which gives
       one party the option to require the other to
       purchase shares at a predetermined price on
       a set date in the future) prior to Close Periods,
       with the exercise dates for such put options
       falling in the next Close Period (the Put Options).
       This would effectively allow the Company to
       purchase shares, provided the Put Options were
       exercised, without breaching the Listing Rules.
       Another method to purchase shares, which does
       not require shareholder approval, would be
       to place irrevocable market orders with counterparties
       prior to the Close Period.  Under the provisions
       of sections 164 and 165 of the Companies Act
       1985, the Put Options are contingent purchase
       contracts and off-market purchases by the Company
       and accordingly Resolution 14, which will be
       proposed as a special resolution, seeks shareholder
       approval to the terms of the contracts (the
       Contingent Purchase Contracts) to be entered
       into between the Company and each of Barclays
       Bank PLC, CALYON, Citigroup Global Markets
       U.K. Equity Limited, Commerzbank AG, Deutsche
       Bank AG London Branch, J.P. Morgan Securities
       Ltd., Lehman Brothers International (Europe),
       The Toronto-Dominion Bank London Branch and
       UBS AG (each a Bank), drafts of which will
       be produced to the AGM.* Each Contingent Purchase
       Contract will consist of three documents: a
       standard ISDA Master Agreement and Schedule
       plus a form of confirmation.* Each Contingent
       Purchase Contract will give the Bank the right,
       but not the obligation, to require the Company
       to purchase up to a maximum of 25 million of
       the Company s ordinary shares.* Each Contingent
       Purchase Contract will be entered into outside
       a Close Period but be exercisable during the
       next Close Period by the Bank. Accordingly,
       the minimum and maximum amount of time between
       a Contingent Purchase Contract being entered
       into and the Put Option potentially being exercised
       is 1 day and 5 months respectively.* Should
       shareholder approval be granted, any number
       of Contingent Purchase Contracts may be entered
       into with each Bank at any time, provided that:
       - the total maximum number of shares which
       the Company can be obliged to purchase pursuant
       to all the Contingent Purchase Agreements is
       660 million; - the total cost of the shares
       that the Company purchases does not exceed
       GBP 750 million (including costs but after
       deducting premia received); - the maximum price
       (excluding expenses) that can be paid for any
       share is an amount equal to 105% of the average
       middle market closing price of the Company
       s shares as derived from the Official List
       of the London Stock Exchange for the five days
       immediately preceding the day on which the
       Contingent Purchase Contract was entered into
       and will be less than the middle market share
       price at the time the Contingent Purchase Contract
       was entered into; - the minimum price that
       can be paid for any share is USD 0.10; and
       - only one Contingent Purchase Contract will
       settle on any particular day.* Under each Contingent
       Purchase Contract a premium is payable in advance
       by the Bank to the Company. The premium will
       be fixed in accordance with a formula, the
       inputs for which will be based on market prices
       for the Company s share price and the risk
       free rate for Sterling. The Company will choose
       the purchase price and the time to maturity
       of the option, both subject to the restrictions
       above. The formula is based on the Black-Scholes
       formula, which is commonly used to price options.
       All the inputs to this formula, with the exception
       of volatility, are taken from public information
       sources, such as Bloomberg or Reuters. The
       Bank will provide the volatility on the day
       on which the Contingent Purchase Contract is
       entered into with such Bank. The Company will
       not enter into a Contingent Purchase Contract
       if the annualized volatility of its ordinary
       shares is less than 20 per cent, which is less
       than its recent levels.* Shares purchased via
       a Contingent Purchase Contract will reduce
       the number of shares that the Company will
       purchase under Resolution 13 above. No shares
       will be purchased under Resolution 13 on the
       same day that a Contingent Purchase Contract
       is entered into.* The authority granted to
       the Company under this Resolution will expire
       at the conclusion of the AGM of the Company
       held in 2005 or on 27 OCT 2005, whichever is
       earlier, unless such authority was renewed
       prior to that time (except in relation to the
       purchase of ordinary shares the Contingent
       Purchase Contract for which was concluded before
       the expiry of such authority and which might
       be executed wholly or partly after such expiry).*
       The Contingent Purchase Contracts will always,
       where the Put Option is exercised, be physically
       settled by delivery of shares to the Company
       (except in the case of certain events of default).*
       The Companies (Acquisition of Own Shares) (Treasury
       Shares) Regulations 2003 allow companies to
       hold such shares acquired by way of market
       purchase in treasury. The Company will hold
       any of its own shares that it purchases pursuant
       to the authority conferred by this Resolution
       as treasury stock. This would give the Company
       the ability to re-issue treasury shares quickly
       and cost-effectively and would provide the
       Company with additional flexibility in the
       management of its capital base. No dividends
       will be paid on shares whilst held in treasury
       and no voting rights will attach to the treasury
       shares. Whilst in treasury, the shares are
       treated as if cancelled.  The total number
       of options to subscribe for shares outstanding
       at 24 MAY 2004 was 1,349,727,388. This represents
       1.98% of the issued capital at that date. If
       the Company was to buy back the maximum number
       of shares permitted pursuant to this Resolution,
       then the total number of options to subscribe
       for shares outstanding at 24 MAY 2004 would
       represent 2.2% of the reduced share capital.
       The Directors will use this authority only
       after careful consideration, taking into account
       market conditions prevailing at the time, other
       investment opportunities, appropriate gearing
       levels and the overall financial position of
       the Company. The Directors will only purchase
       such shares after taking into account the effects
       on earnings per share and the benefit for shareholders




--------------------------------------------------------------------------------------------------------------------------
 VOLKSWAGEN AG, WOLFSBURG                                                                    Agenda Number:  700658694
--------------------------------------------------------------------------------------------------------------------------
        Security:  D94523145
    Meeting Type:  OGM
    Meeting Date:  21-Apr-2005
          Ticker:
            ISIN:  DE0007664005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AGM, THANK YOU                Non-Voting    No vote

1.     Receive the financial statements and the annual           Mgmt          For                            *
       report for the 2004 FY, along with the report
       of the Supervisory Board, the Group financial
       statements and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            *
       profit of EUR 419,014,574.84 as follows: payment
       of a dividend of EUR 1.05 per ordinary share;
       payment of a dividend of EUR 1.11 per preference
       share; the remainder shall be carried forward
       ex-dividend and payable date: 22 April 2005

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            *

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            *

5.     Amend the Articles of Association as follows:             Mgmt          For                            *
       Section. 3, regarding announcements of the
       Company being published in the electronic Federal
       Gazette; Section. 23(3), regarding the use
       of electronic means of communication for share
       holders meetings; Section 5(2), regarding the
       shareholders right to certification of their
       shares being excluded

6.     Amend the Articles of Association in connection           Mgmt          For                            *
       with the Law on Corporate Integrity and the
       modernization of the right to set aside resolutions
       of shareholders meetings  UMAG  becoming effective
       as per 01 NOV 2005, as follows: Section 20(2),
       regarding shareholders meetings being convened
       no later than 30 days prior to the day by which
       shareholders are required to register to attend
       the shareholders meeting; Section 22, regarding
       shareholders intending to attend the shareholders
       meeting being obliged to register seven days
       prior to the shareholders meeting and to provide
       a proof  in German or English  of their entitlement
       to attend the shareholders meeting or to exercise
       their voting rights; Section 23(4), re the
       Chairman of the shareholders meeting being
       authorized to limit the time for questions
       and answers at shareholders meetings

7.     Grant authority to dispose and acquire own shares         Mgmt          For                            *
       ordinary shares may be sold except for purposes
       of securities trading, floated on Foreign Stock
       Exchanges, used for acquisition purposes or
       for satisfying option and/or convertible rights,
       and retired; authorize the Board of Managing
       Directors' to acquire ordinary and/or preferred
       shares of the Company of up to 10%. of the
       share capital, at a price differing neither
       more than 5% from the market price of the shares
       if the shares are acquired through the stock
       exchange, nor more than 20% if the shares are
       acquired by way of a repurchase offer;  Authority
       expires at the end of 21 OCT 2006

8.     Appoint PricewaterhouseCoopers Deutsche Revision          Mgmt          For                            *
       AG, Hanover, as the Auditors for the FY 2005

       PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-Voting    No vote
       AGENDA. IF YOU HAVE ALREADY SENT IN YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

       COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS             Non-Voting    No vote
       MEETING. A LINK TO THE COUNTER PROPOSAL INFORMATION
       IS AVAILABLE IN THE MATERIAL URL SECTION OF
       THE APPLICATION. IF YOU WISH TO ACT ON THESE
       ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEND
       AND VOTE YOUR SHARES AT THE COMPANY'S MEETING.




--------------------------------------------------------------------------------------------------------------------------
 WAL-MART DE MEXICO SA DE CV, MEXICO                                                         Agenda Number:  700641726
--------------------------------------------------------------------------------------------------------------------------
        Security:  P98180105
    Meeting Type:  OGM
    Meeting Date:  24-Feb-2005
          Ticker:
            ISIN:  MXP810081010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the administrative council President              Mgmt          For                            *
       s report

2.     Receive the Auditing Committee s report                   Mgmt          For                            *

3.     Receive the Commissioner s report                         Mgmt          For                            *

4.     Receive and approve the financial documents               Mgmt          For                            *
       corresponding to FY beginning 01 JAN 2004 and
       ending 31 DEC 2004

5.     Receive the report of the situation of the reserves       Mgmt          For                            *
       for the repurchase of shares

6.     Approve to cancel 105,254,300 Company shares              Mgmt          For                            *
       currently held in treasury

7.     Approve the allocation of profits                         Mgmt          For                            *

8.     Approve the dividend to be paid, at the option            Mgmt          For                            *
       of the shareholder, as a cash dividend of MXN
       0.63 per share, or as a stock dividend at a
       ratio to be determined based on the closing
       price of Series  V  shares on 15 MAR 2005;
       proposed pay date of this dividend is 01 APR
       2005

9.     Approve an increase of the Company s variable             Mgmt          For                            *
       capital, through the emission of up to 137,613,254
       common shares, to be used exclusively for the
       payment of the stock dividend; the increase
       of capital will be up to MXN 2,752,265,080

10.    Approve the reformation of the Fifth Clause               Mgmt          For                            *
       of the Company By-laws

11.    Approve the employee stock purchase report                Mgmt          For                            *

12.    Receive the Wal-Mart of Mexico Foundation s               Mgmt          For                            *
       report

13.    Ratify the performance of the Administrative              Mgmt          For                            *
       Council during the FY beginning on 01 JAN 2005
       and ending on 31 DEC 2004

14.    Ratify the Members of the Administrative Council          Mgmt          For                            *
       and the Company Commissioners

15.    Approve the resolutions in the minutes of the             Mgmt          For                            *
       meeting




--------------------------------------------------------------------------------------------------------------------------
 WESFARMERS LTD                                                                              Agenda Number:  700599650
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q95870103
    Meeting Type:  AGM
    Meeting Date:  08-Nov-2004
          Ticker:
            ISIN:  AU000000WES1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive and approve the financial statements              Non-Voting    No vote
       and the reports of the Directors and of the
       Auditors for the YE 30 JUN 2004

1.a    Re-elect Mr. C.B. Carter as a Director, who               Mgmt          For                            *
       retires by rotation in accordance with the
       Company s Constitution

1.b    Re-elect Mr. J.P. Graham as a Director, who               Mgmt          For                            *
       retires by rotation in accordance with the
       Company s Constitution

1.c    Re-elect Mr. D.C. White as a Director, who retires        Mgmt          For                            *
       by rotation in accordance with the Company
       s Constitution

1.d    Re-elect Mr. D.A Robb as a Director, who retires          Mgmt          For                            *
       in accordance with the Company s Constitution

2.     Approve to increase the total amount that may             Mgmt          For                            *
       be provided to the Non-Executive Directors
       by way of remuneration for their services as
       Directors in respect of each FY by the amount
       AUD 750,000 to the amount of AUD 2,250,000
       per FY, that commencing on 01 DEC 2004

       PLEASE NOTE THAT ANY VOTES CAST BY ANY DIRECTOR           Non-Voting    No vote
       OF THE COMPANY AND ANY ASSOCIATE OF THEIR ASSOCIATES
       ON ABOVE RESOLUTION WILL BE DISREGARDED. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 WESFARMERS LTD                                                                              Agenda Number:  700634492
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q95870103
    Meeting Type:  EGM
    Meeting Date:  18-Feb-2005
          Ticker:
            ISIN:  AU000000WES1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Approve, in accordance with Section 256C(1)               Mgmt          For                            *
       of the Corporations Act 2001  Cth , for the
       share capital of the Company to be reduced
       by paying sum of AUD 1.00 per fully paid ordinary
       share on issue on the record date to each holder
       of fully paid ordinary shares in the Company
       on the record date

S.2    Amend the Rule 83 of the Company s constitution           Mgmt          For                            *
       with effect from the close of the meeting,
       by deleting the phrase  within the period specified
       in the Listing Rules  and replacing it with
       the phrase  on or before the date that is 35
       business days before the date of the general
       meeting




--------------------------------------------------------------------------------------------------------------------------
 WESTFIELD GROUP                                                                             Agenda Number:  700602104
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97062105
    Meeting Type:  AGM
    Meeting Date:  12-Nov-2004
          Ticker:
            ISIN:  AU000000WDC7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            *
       and the Auditors and financial statements of
       the Company for the YE 30 JUN 2004

2.     Re-elect Mr. David M. Gonski AO as a Director             Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

3.     Re-elect Mr. Stephen P. Johns as a Director               Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

4.     Re-elect Mr. Steven M. Lowy as a Director of              Mgmt          For                            *
       the Company, who retires by rotation in accordance
       with the Company s Constitution

5.     Elect Mr. Roy L. Furman as a Director of the              Mgmt          For                            *
       Company

6.     Elect Mr. John B. Studdy AM as a Director of              Mgmt          For                            *
       the Company

7.     Elect Mr. Gary H. Weiss as a Director of the              Mgmt          For                            *
       Company

8.     Elect Mr. Grancis T. Vincent as a Director of             Mgmt          For                            *
       the Company, subject to the passing of S.9

S.9    Amend Articles 10.1(a) and (b) of the Constitution        Mgmt          For                            *
       of the Company

10.    Approve to increase the maximum level of remuneration     Mgmt          For                            *
       for payment to the Directors under Article
       10.9(a) of the Constitution of the Company
       by AUD 1.2 million from AUD 600,000 to AUD
       1.8 million and the maximum remuneration payable
       to the Directors pursuant to Article 10.9(a)
       of the Constitution of the Company is increased
       by AUD 1.2 million from AUD 600,000 to AUD
       1.8 million




--------------------------------------------------------------------------------------------------------------------------
 WESTFIELD GROUP                                                                             Agenda Number:  700697494
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97062105
    Meeting Type:  AGM
    Meeting Date:  12-May-2005
          Ticker:
            ISIN:  AU000000WDC7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s financial statements and            Non-Voting    No vote
       the reports for the shortened FYE 31 DEC 2004

2.     Approve the Company s remuneration report for             Mgmt          For                            *
       the shortened FYE 31 DEC 2004

3.     Re-elect Mr. Frederick G. Hilmer AO as a Director         Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

4.     Re-elect Mr. Dean R. Wills AO as a Director               Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

5.     Re-elect Mr. David H. Lowy AM as a Director               Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

6.     Re-elect Mr. Frank P. Lowy AC as a Director               Mgmt          For                            *
       of the Company, who retires by rotation in
       accordance with the Company s Constitution

S.7    Amend the Constitution of Westfield America               Mgmt          For                            *
       Trust in accordance with the provisions of
       the Supplemental Deed Poll - Westfield America
       Trust  Supplemental Deed Poll  as specified
       and authorize the Westfield America Management
       Limited to execute the Supplemental Deed Poll
       and lodge it with the Australian Securities
       and Investments Commission

S.8    Amend the Constitution of Westfield Trust in              Mgmt          For                            *
       accordance with the provisions of the Supplemental
       Deed Poll - Westfield Trust  Supplemental Deed
       Poll  as specified and authorize the Westfield
       Management Limited to execute the Supplemental
       Deed Poll and lodge it with the Australian
       Securities and Investments Commission




--------------------------------------------------------------------------------------------------------------------------
 WESTPAC BANKING CORP                                                                        Agenda Number:  700616470
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97417101
    Meeting Type:  AGM
    Meeting Date:  16-Dec-2004
          Ticker:
            ISIN:  AU000000WBC1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial report, the Directors        Non-Voting    No vote
       report and the Audit report of the Company
       for the YE 30 SEP 2004

2.a    Re-elect Mr. Edward Alfred Evans as a Director            Mgmt          For                            *
       of the Company, who retires in accordance with
       the Article 9.2 and 9.3 of the Constitution

2.b    Elect Mr. Gordon McKellar Cairns as a Director            Mgmt          For                            *
       of the Company, pursuant to Article 9.7 of
       the Constitution

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       200639 DUE TO CHANGE IN THE VOTING STATUS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 WOOLWORTHS LTD                                                                              Agenda Number:  700604300
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q98418108
    Meeting Type:  AGM
    Meeting Date:  26-Nov-2004
          Ticker:
            ISIN:  AU000000WOW2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial reports of              Mgmt          For                            *
       the Company and the consolidated entity and
       the declaration by the Directors and reports
       of the Directors and the Auditors thereon for
       the financial period ended 27 JUN 2004

2.a    Re-elect Professor Adrienne Elizabeth Clarke              Mgmt          For                            *
       as a Director, who retires by rotation in accordance
       with Article 10.3 of the Company s Constitution

2.b    Re-elect Ms. Diane Jennifer Grady as a Director,          Mgmt          For                            *
       who retires by rotation in accordance with
       Article 10.3 of the Company s Constitution

2.c    Re-elect Mr. John Frederick Astbury as a Director,        Mgmt          For                            *
       who retires in accordance with Article 10.10
       of the Company s Constitution

       PLEASE NOTE THAT THE COMPANY WILL DISREGARD               Non-Voting    No vote
       ANY VOTES CAST ON RESOLUTION 3 BY ANY DIRECTOR
       EXCEPT ONE WHO IS INELIGIBLE TO PARTICIPATE
       IN ANY EMPLOYEE INCENTIVE SCHEME IN RELATION
       OF THE COMPANY  AND ANY ASSOCIATE OF ANY DIRECTOR.
       THANK YOU

3.     Approve: a) the establishment of a plan, to               Mgmt          For                            *
       be called Woolworths Long term Incentive Plan
       Plan  for the provision of incentives to Management
       of Woolworths Limited and its subsidiaries
       Employees ; b) the issue of options or other
       rights over, or interests in, ordinary full
       paid shares in Woolworths Limited  shares
       to Employees under the Plan; c) the issue and
       transfer of shares to Employees under the Plan;
       d) the grant of cash awards to Employees under
       the Plan; and e) the provision of benefits
       to Employees under the Plan, in accordance
       with the Woolworths Long Term Incentive Plan
       Rules

       PLEASE NOTE THAT THE COMPANY WILL DISREGARD               Non-Voting    No vote
       ANY VOTES CAST ON RESOLUTION 4 BY ANY DIRECTOR
       EXCEPT ONE WHO IS INELIGIBLE TO PARTICIPATE
       IN ANY EMPLOYEE INCENTIVE SCHEME IN RELATION
       OF THE COMPANY  AND ANY ASSOCIATE OF ANY DIRECTOR.
       THANK YOU

4.     Approve the grant to the Group Managing Director          Mgmt          For                            *
       and the Chief Executive Officer of the Company,
       Mr. Roger Campbell Corbett, of a maximum of
       two million options to subscribe for ordinary
       shares to be issued in the Company, such options
       to be granted pursuant to the Woolworths Executive
       Option Plan and subject to the terms and conditions
       as specified




--------------------------------------------------------------------------------------------------------------------------
 XSTRATA PLC, LONDON                                                                         Agenda Number:  700627269
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9826T102
    Meeting Type:  EGM
    Meeting Date:  13-Jan-2005
          Ticker:
            ISIN:  GB0031411001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the acquisition of the entire issued              Mgmt          For                            *
       share capital of WMC Resources Limited on the
       terms and subject to the conditions as set
       out in the Bidder S Statement  Australian after
       document  lodged with the Australian Securities
       and Investment Commission on 16 DEC 2004 or
       on and subject to the terms and conditions
       of any amended, extended, revised, renewed,
       additional or other after or otters by the
       Board of Directors of the Company  Board
       or any duly constituted Committee of them
       the Committee   the Ofter  and authorize the
       Board  or a Committee  to waive, amend, vary,
       revise or extend  to such extent as shall not
       constitute a material amendment in the context
       of the offer as a whole  any of the terms and
       conditions of the Ofter as it may consider
       appropriate or to take all such steps as it
       may considers necessary, expedient or desirable
       in connection with the Ofter




--------------------------------------------------------------------------------------------------------------------------
 YAMADA DENKI CO LTD                                                                         Agenda Number:  700729253
--------------------------------------------------------------------------------------------------------------------------
        Security:  J95534103
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2005
          Ticker:
            ISIN:  JP3939000000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Final Dividend          Mgmt          For                            *
       JY 20, Commemorative Dividend JY 1

2.     Amend the Articles of Incorporation                       Mgmt          For                            *

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Officers

6.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 YARA INTL ASA                                                                               Agenda Number:  700707106
--------------------------------------------------------------------------------------------------------------------------
        Security:  R9900C106
    Meeting Type:  AGM
    Meeting Date:  19-May-2005
          Ticker:
            ISIN:  NO0010208051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       Multiple Beneficial Owner Information Note:               Non-Voting    No vote
       Market rules require ADP to disclose beneficial
       owner information for all voted accounts.
       If an account has multiple beneficial owners,
       you will need to provide the breakdown of each
       beneficial owner name, address and share position
       to your ADP Client Service Representative.
       This information is required in order for
       ADP to lodge your vote.

1.     Elect the Chairperson of the meeting and 2 more           Mgmt          For                            *
       persons to cosign the minutes of the meeting

2.     Approve the annual accounts and the annual report         Mgmt          For                            *
       for 2004 for Yara International Asa and the
       Group, hereunder payment of dividends

3.     Approve the remuneration to the accountant                Mgmt          For                            *

4.     Approve the remuneration to the Members of the            Mgmt          For                            *
       Election Committee

5.     Approve the capital reduction by means of the             Mgmt          For                            *
       cancellation of own shares and the redemption
       of shares held on the ministry of trade and
       industry

6.     Approve the power of attorney from the general            Mgmt          For                            *
       meeting to the Board for acquisition of own
       shares




--------------------------------------------------------------------------------------------------------------------------
 YUKOS CORP                                                                                  Agenda Number:  932245651
--------------------------------------------------------------------------------------------------------------------------
        Security:  98849W108
    Meeting Type:  Special
    Meeting Date:  20-Dec-2004
          Ticker:  YUKOY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO LIQUIDATE VOLUNTARILY THE JOINT-STOCK COMPANY          Mgmt          For
       YUKOS OIL COMPANY , APPROVE A PROCEDURE AND
       TIMELINE FOR THE LIQUIDATION AND TO APPOINT,
       DELEGATE AND INSTRUCT A LIQUIDATOR AND LIQUIDATION
       COMMISSION

02     TO FILE FOR YUKOS OIL COMPANY INSOLVENCY WITH             Mgmt          For
       THE COURT OF ARBITRATION AND TO INSTRUCT THE
       MANAGING ENTITY YUKOS-MOSCOW TO FILE FOR INSOLVENCY
       WITH THE COURT OF ARBITRATION NO LATER THAN
       1 (ONE) MONTH AFTER TAKING THIS DECISION




--------------------------------------------------------------------------------------------------------------------------
 YUKOS CORP                                                                                  Agenda Number:  932371521
--------------------------------------------------------------------------------------------------------------------------
        Security:  98849W108
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2005
          Ticker:  YUKOY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE ANNUAL REPORT OF YUKOS OIL COMPANY        Mgmt          For                            For
       FOR 2004.

02     APPROVAL OF THE ANNUAL ACCOUNTING STATEMENTS              Mgmt          For                            For
       FOR 2004, INCLUDING ANNUAL ACCOUNTING OF THE
       PROFIT AND LOSS ACCOUNTS.

03     APPROVAL OF PROFIT AND LOSS ALLOCATION INCLUDING          Mgmt          For                            For
       THE DIVIDEND PAYMENT FOR 2004.

04     APPROVAL OF MAKING AMENDMENTS AND ADDITIONS               Mgmt          Abstain                        Against
       TO YUKOS OIL. COMPANY CHARTER.

05     ELECTION OF THE BOARD OF DIRECTORS OF YUKOS               Mgmt          For                            For
       OIL COMPANY.

06A    ELECTION OF THE MEMBER OF THE AUDITING BOARD:             Mgmt          For                            For
       ELENA VLADIMIROVNA BRITKOVA

06B    ELECTION OF THE MEMBER OF THE AUDITING BOARD:             Mgmt          For                            For
       NADEJDA YEVGENIEVNA KOROBYENIKOVA

06C    ELECTION OF THE MEMBER OF THE AUDITING BOARD:             Mgmt          For                            For
       ALLA MIKHAILOVNA POLTORATSKAYA

07     APPROVAL OF THE AUDITOR OF YUKOS OIL COMPANY              Mgmt          For                            For
       FOR 2005.

08     APPROVAL OF REMUNERATION AND COMPENSATIONS TO             Mgmt          Abstain                        Against
       BE PAID TO THE MEMBERS OF THE BOARD OF YUKOS
       OIL COMPANY FOR 2005-2006.



An * in the For/Against management field indicates management position unknown since information regarding non-U.S. issuers is not readily available.


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         EUROPACIFIC GROWTH FUND
By (Signature)       /s/ Mark E. Denning
Name                 Mark E. Denning
Title                President and Principal Executive Officer
Date                 08/25/2005